UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04391

                                   PBHG Funds
               (Exact name of registrant as specified in charter)
                                    --------


                            1400 Liberty Ridge Drive
                                 Wayne, PA 19087
               (Address of principal executive offices) (Zip code)

                                Harold J. Baxter
               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087
                     (Name and address of agent for service)

                                   Copies to:

------------------------------------------------------- ------------------------
    William H. Rheiner, Esq.                          John M. Zerr, Esq.
Ballard Spahr Andrews & Ingersoll              Pilgrim Baxter & Associates, Ltd.
 1735 Market Street, 51st Floor                    1400 Liberty Ridge Drive
  Philadelphia, PA 19103-7599                          Wayne, PA 19087
        (215) 864-8600                                  (610) 341-9000
------------------------------------------------------- ------------------------


       Registrant's telephone number, including area code: 1-800-433-0051

                     Date of fiscal year end: March 31, 2003

                    Date of reporting period: March 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

                                                              2003 ANNUAL REPORT

                                                                  March 31, 2003

                               [GRAPHICS OMITTED]

THE POWER OF DISCIPLINE. THE REWARDS OF TIME.(SM)

PBHG(R)
FUNDS

[LOGO OMITTED]

[BLANK PAGE]

PBHG FUNDS

TABLE OF CONTENTS

Message to Shareholders ..........................................................................................   3
PBHG GROWTH FUNDS
      PBHG Core Growth Fund (PBCRX) ..............................................................................   4
      PBHG Emerging Growth Fund (PBEGX) ..........................................................................   6
      PBHG Growth Fund - PBHG Class (PBHGX), Advisor Class (PBGWX) ...............................................   8
      PBHG Large Cap 20 Fund - PBHG Class (PLCPX), Advisor Class (PLTAX) .........................................  10
      PBHG Large Cap Growth Fund - PBHG Class (PBHLX), Advisor Class (PBLAX) .....................................  12
      PBHG Limited Fund (PBLDX) ..................................................................................  14
      PBHG New Opportunities Fund (PBNOX) ........................................................................  16
      PBHG Select Equity Fund (PBHEX) ............................................................................  18
PBHG VALUE FUNDS
      PBHG Clipper Focus Fund (PBFOX) ............................................................................  20
      PBHG Focused Value Fund (PBFVX) ............................................................................  22
      PBHG Large Cap Value Fund - PBHG Class (PLCVX), Advisor Class (PBLVX) ......................................  24
      PBHG Mid-Cap Value Fund - PBHG Class (PBMCX), Advisor Class (PMCAX) ........................................  26
      PBHG Small Cap Value Fund - PBHG Class (PBSVX), Advisor Class (PVAAX) ......................................  28
PBHG SPECIALTY FUNDS
      PBHG Disciplined Equity Fund (PBDEX) .......................................................................  30
      PBHG REIT Fund - PBHG Class (PBRTX), Advisor Class (PBRAX) .................................................  32
      PBHG Strategic Small Company Fund - PBHG Class (PSSCX), Advisor Class (PBSSX) ..............................  34
      PBHG Technology & Communications Fund - PBHG Class (PBTCX), Advisor Class (PTNAX) ..........................  36
PBHG FIXED INCOME FUNDS
      PBHG IRA Capital Preservation Fund - PBHG Class (PBCPX), Advisor Class (PACPX) .............................  38
PBHG MONEY MARKET FUNDS
      PBHG Cash Reserves Fund (PBCXX) ............................................................................  40

Report of Independent Accountants ................................................................................  42
Statements of Net Assets/Schedule of Investments .................................................................  43
Statement of Assets and Liabilities ..............................................................................  97
Statements of Operations .........................................................................................  98
Statements of Changes in Net Assets .............................................................................. 102
Financial Highlights ............................................................................................. 108
Notes to Financial Statements .................................................................................... 113
PBHG Disclosure Notes ............................................................................................ 121
Notice to Shareholders ........................................................................................... 122
Shareholder Meetings ............................................................................................. 123
Trustees and Officers of the Trust ............................................................................... 124

   PBHG FUNDS

                    [This page is intentionally left blank.]

                                              PBHG FUNDS

                                                         MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

   We are pleased to provide you with PBHG Funds Annual Report for the fiscal year ended March 31, 2003. A look back at the year reads almost like an implausible melodrama -- corporate malfeasance, accounting irregularities, sniper attacks, rising unemployment, sagging consumer sentiment, skyrocketing oil prices, deflationary pressures, escalating tensions with North Korea, war with Iraq, and the list goes on. Yet, as investors we know the truth is often stranger than fiction.

Performance Results
   With such a challenging list of hurdles to overcome during the period, it is not surprising that the broad stock market lagged, finishing its third straight year of negative performance. As you will read in each manager's individual discussion, investors had to come to terms with the excessive uncertainty and volatility that characterized the year. The year began well enough, with high hopes for an economic recovery that was expected to gain strength as the period progressed with the help of extensive monetary and fiscal stimulus. However, vigorous new growth never quite took hold. The pace of the economic recovery has simply not been fast or steady enough to build new jobs, strengthen confidence or inspire business spending. In addition to the mixed economic data that came forth during the year, geopolitical tensions depressed investor sentiment further and brought the stock market down along with it.

   As is often the case during times of uncertainty, many investors sought shelter from the equity markets, favoring investments perceived to be safer. PBHG IRA Capital Preservation Fund, a fund that seeks stable value, saw tremendous inflows during the period as more investors sought to diversify their IRA portfolios. PBHG Clipper Focus Fund, with its investment approach that focuses on intrinsic value, was awarded the Lipper Fund Award 2003 in the multi-cap value category for its top tier performance. Finally, PBHG REIT Fund posted annual returns that were significantly ahead of the broad stock market, as measured by the S&P 500 Index. Some of our more aggressive growth funds, including PBHG Growth, PBHG Large Cap Growth, PBHG Large Cap 20 and PBHG Select Equity Funds also posted results that outperformed their respective benchmarks during the final quarter of the period.

Continued Commitment to Shareholder Services
   Despite the volatile nature of the stock market over the past year, our commitment to our shareholders has been steadfast. We remain dedicated to providing our shareholders with first-class service, including timely account information, courteous and prompt assistance and detailed fund information. We have continued to seek ways to improve and enhance the timeliness, convenience and availability of this information, including investing in new technologies. Recognizing our efforts, kasina, a strategic management consulting firm focused on the financial services industry, voted www.pbhgfunds.com one of the top ten websites among smaller mutual fund companies.

   Thank you for your continued confidence in PBHG Funds during what has been another difficult year for investors. As world leaders begin to draw a road map toward peace in the Middle East, we hope that the domestic economy and corporate earnings can also find a new direction toward growth. Once some of the uncertainty lifts, we expect investor interest will turn back to equities and we believe that many of our funds are poised to benefit from this renewed attention. Bond yields, interest rates and inflation all remain low, while many stocks are at valuation levels that we consider attractive, factors that are generally conducive to a rebound in the stock market. As we move on to our next fiscal year, we look forward to the safe and swift return of our troops and to more peaceful and optimistic times ahead.


Sincerely,


/S/Harold J. Baxter                                   /S/Gary L. Pilgrim, CFA

[Photo Omitted]                                       [Photo Omitted]


Harold J. Baxter                                      Gary L. Pilgrim, CFA
CHAIRMAN                                              PRESIDENT
PBHG FUNDS                                            PBHG FUNDS

PBHG Clipper Focus Fund was awarded the Lipper Fund Award 2003 in the Multi-Cap Value Funds category. Lipper presents the award annually to one fund in each category that achieved strong risk-adjusted returns, adjusted for volatility, for the three years ended December 31, 2002. The fund was chosen from among 314 funds. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Lipper is a leading global mutual fund research firm.

The kasina Top 10 Web Site Study was performed on an independent basis by kasina, LLC, a consulting firm that is not affiliated with PBHG. PBHG had no control over any element of the study. The study evaluated selected mutual fund firms based on a number of criteria deemed relevant by kasina. Fund performance was NOT among the elements kasina considered. PBHGFunds.com was selected as a "Top 10 Web Site" in kasina's "Small Fund Firm" category. The kasina study has two categories: one for firms with under $10 billion in mutual fund assets under management ("small fund firm") and one for firms with $10 billion or more in mutual fund assets under management. An aggregate total of 481 web sites were included in the study. kasina does not disclose the actual number of web sites in each category.

 PBHG FUNDS

PBHG CORE GROWTH FUND
PORTFOLIO MANAGER: Gary L. Pilgrim, CFA

Portfolio Profile
OBJECTIVE:  Capital Appreciation.

INVESTS IN: Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the year ended March 31, 2003, the Fund's total return was -23.45% versus a return of -26.11% for the benchmark Russell Midcap(R) Growth Index. For the third year in a row, the market continued its downward trend amid economic uncertainties, corporate fraud, and geopolitical unrest. The broader market continued to favor more value-oriented, bargain hunting investment strategies. Following a similar pattern to the past two years, the market's preference for undervalued companies led to underperformance within the growth sector. While we are pleased to report the Fund outpaced its benchmark, it should be noted that there was not a single sector within the Russell Midcap(R) Growth Index that produced positive returns. Although the Fund did have two sectors contribute positively (services and consumer non-cyclical), the broader market remained weak across the board resulting in another disappointing year.
    As the economy tried to find its path to stabilization, consumer confidence continued to falter and jobless rates were on the rise, leaving consumer cyclical stocks at the mercy of a reluctant consumer. A true testament to weakness across the consumer segment was revealed in the 2002 holiday season, during which, many retailers posted less than stellar results. Some of the weakness in this sector was partially offset by a strong mortgage refinancing boom in the financial sector. Unfortunately, the Federal Reserve continued with a monetary policy that caused interest rate spreads in the commercial bank segment to squeeze margins, eliminating the upside opportunities we had seen at the beginning of the period. The energy market, also playing a role in consumer sentiment, continued to post volatile returns. This resulted in higher gas prices, particularly as we approached the end of the calendar year and the war in Iraq loomed on the horizon. The aerospace and defense segment of the industrial sector, which had posted very solid results last year, began to lose investor's attention about half way through the year and ended unfavorably. Technology, which has been a high growth area historically, posted another lackluster year of performance. We have yet to see the long-awaited return to corporate IT spending, leading to further declines across this sector.
    The market did show some signs of life. The education sector, for example, tends to be somewhat counter-cyclical, meaning it outperforms when people are losing jobs simply because students have the incentive to head back to school. Internet security, another solidly performing area, did very well during the year as broadband consumers showed increased awareness of the potential security threat lingering on the web. Health care companies, including managed care and specialty pharmaceuticals, also fared well.

Portfolio Discussion
    The portfolio remained relatively balanced throughout the year in comparison to the benchmark. Our strongest performers for the second year in a row came from the education segment within the services sector. Apollo Group, Corinthian Colleges, and Career Education all continued to meet or exceed quarterly expectations, while maintaining favorable outlooks. Internet-related services companies were also strong performers, most notably, eBay and Manhattan Associates. The IT services segment held up fairly well in the first half of the year, but unfortunately lost investor's attention in the latter portion of the year as IT companies worldwide began speaking of pricing pressure affecting their businesses. Holdings such as Bisys, Affiliated Computers and CACI International were subject to this pricing pressure issue and performed poorly.
    The consumer non-cyclical sector was also a positive contributor for the year. We followed our historical norm of underweighting the sector, while managing to find pockets of strength in companies like Whole Foods Market, which had a solid year. Consumer cyclicals, on the other hand, did not perform very well because the economic uncertainties as they pertained to job security and household income outweighed the consumer's willingness to spend. We were underweight relative to the benchmark for the entire year, but still found success with companies such as Coach, Staples, Starbucks, and a long-time holding Bed, Bath & Beyond.
    Over the past twelve months, we found some strength in the health care industry while maintaining an overweight position. Varian Medical Systems, Amgen, Mid Atlantic Medical, and Gilead Sciences were all very strong performers. However, despite these successes, the sector made a negative overall contribution to performance. The weakness within was mostly derived from poor performing hospital companies such as Lifepoint Hospitals and Triad Hospitals. We also experienced difficulty with some holdings in the pharmacy benefits managers area and specialty distribution segment, as AdvancePCS and Accredo Health detracted from performance.
    Technology had another rough year. Fortunately, we minimized some risk to the Fund by maintaining an equal to underweight position relative to the benchmark throughout most of the period. We found some pockets of strength within Qualcom, Symantec, Maxim, and Adobe. These positives, however, were overshadowed with negative contributions from semiconductor and semiconductor capital equipment companies such as Novellus, Texas Instruments, Semtech, and Fairchild. While these results were disappointing, we believe the bottoming process in the technology sector is finally coming to fruition, and we should see some positive momentum towards the latter part of the 2004 fiscal year.
    We maintained a slightly overweight position in the industrial segment, but had broad exposure to the aerospace & defense segment which created a drag on performance. Companies such as L-3 Communications, Alliant Techsystems, Lockheed Martin, and General Dynamics made negative contributions to the Fund's performance towards the second half of the year.
    The financial and energy sectors also yielded disappointing results. While we were equally-weighted in the financial sector, our success was slightly better than the benchmark with winners such as New York Community Bancorp and Countrywide Financial leading performance. Our position in energy was underweight compared to the benchmark and we underperformed in this sector.
    We continue our commitment to our growth strategy, looking for companies with improving fundamentals, upside surprise potential, strong management teams, and favorable outlooks. We are optimistic that this strategy will yield better results going forward.

                                                PBHG FUNDS

                                                           PBHG CORE GROWTH FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |    X     |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                                 AVERAGE ANNUAL TOTAL RETURN1
                                       AS OF MARCH 31, 2003

-----------------------------------------------------------------------------------------
                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
-----------------------------------------------------------------------------------------
  PBHG Core Growth Fund -
      PBHG Class                  (23.45)%     (33.69)%      (8.20)%       (1.72)%
-----------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                  THE PBHG CORE GROWTH FUND1 VERSUS THE RUSSELL
                 MIDCAP(R) GROWTH INDEX AND THE LIPPER MULTI-CAP
                              GROWTH FUNDS AVERAGE


[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                                                      RUSSELL MIDCAP (R)                      LIPPER MULTI-CAP
                               PBHG CORE GROWTH FUND                   GROWTH INDEX (3)                    GROWTH FUNDS AVERAGE (4)
  12/31/95                             $10,000                              $10,000                                  $10,000
   1/31/96                             $10,590                              $10,177                                  $10,114
   2/29/96                             $11,450                              $10,562                                  $10,474
   3/31/96                             $11,820                              $10,645                                  $10,560
   4/30/96                             $13,310                              $11,159                                  $11,169
   5/31/96                             $14,230                              $11,387                                  $11,549
   6/30/96                             $13,800                              $11,043                                  $11,176
   7/31/96                             $12,040                              $10,186                                  $10,208
   8/31/96                             $13,000                              $10,736                                  $10,732
   9/30/96                             $14,200                              $11,418                                  $11,535
  10/31/96                             $13,410                              $11,284                                  $11,408
  11/30/96                             $13,740                              $11,949                                  $11,952
  12/31/96                             $13,280                              $11,748                                  $11,735
   1/31/97                             $13,300                              $12,268                                  $12,372
   2/28/97                             $11,690                              $11,997                                  $11,772
   3/31/97                             $10,340                              $11,319                                  $11,066
   4/30/97                             $10,200                              $11,597                                  $11,302
   5/31/97                             $11,680                              $12,636                                  $12,431
   6/30/97                             $12,230                              $12,986                                  $12,901
   7/31/97                             $12,990                              $14,228                                  $14,167
   8/31/97                             $12,480                              $14,090                                  $13,886
   9/30/97                             $12,890                              $14,803                                  $14,812
  10/31/97                             $12,280                              $14,062                                  $14,134
  11/30/97                             $11,910                              $14,209                                  $14,077
  12/31/97                             $11,990                              $14,396                                  $14,154
   1/31/98                             $11,470                              $14,137                                  $14,202
   2/28/98                             $12,830                              $15,466                                  $15,424
   3/31/98                             $13,530                              $16,114                                  $16,220
   4/30/98                             $13,620                              $16,333                                  $16,460
   5/31/98                             $12,540                              $15,661                                  $15,736
   6/30/98                             $13,560                              $16,104                                  $16,690
   7/31/98                             $12,540                              $15,414                                  $16,222
   8/31/98                             $9,680                               $12,472                                  $13,346
   9/30/98                             $10,790                              $13,416                                  $14,546
  10/31/98                             $10,520                              $14,403                                  $15,270
  11/30/98                             $11,260                              $15,375                                  $16,574
  12/31/98                             $12,880                              $16,967                                  $18,779
   1/31/99                             $13,420                              $17,476                                  $20,185
   2/28/99                             $12,670                              $16,621                                  $19,023
   3/31/99                             $14,060                              $17,547                                  $20,381
   4/30/99                             $14,160                              $18,347                                  $20,842
   5/31/99                             $13,890                              $18,111                                  $20,404
   6/30/99                             $15,530                              $19,375                                  $21,965
   7/31/99                             $15,560                              $18,758                                  $21,598
   8/31/99                             $16,300                              $18,563                                  $21,807
   9/30/99                             $16,450                              $18,405                                  $21,978
  10/31/99                             $17,990                              $19,828                                  $23,635
  11/30/99                             $20,130                              $21,882                                  $25,996
  12/31/99                             $25,450                              $25,671                                  $30,675
   1/31/00                             $25,140                              $25,665                                  $29,902
   2/29/00                             $34,490                              $31,061                                  $34,991
   3/31/00                             $30,250                              $31,093                                  $34,771
   4/30/00                             $25,710                              $28,075                                  $31,534
   5/31/00                             $23,230                              $26,028                                  $29,307
   6/30/00                             $29,900                              $28,790                                  $32,578
   7/31/00                             $27,850                              $26,967                                  $31,663
   8/31/00                             $33,470                              $31,034                                  $35,199
   9/30/00                             $31,710                              $29,517                                  $33,355
  10/31/00                             $26,200                              $27,497                                  $30,903
  11/30/00                             $18,810                              $21,522                                  $25,607
  12/31/00                             $20,089                              $22,655                                  $26,019
   1/31/01                             $20,588                              $23,949                                  $26,911
   2/28/01                             $15,015                              $19,806                                  $22,554
   3/31/01                             $12,144                              $16,972                                  $19,933
   4/30/01                             $14,720                              $19,801                                  $22,351
   5/31/01                             $14,482                              $19,708                                  $22,119
   6/30/01                             $14,584                              $19,718                                  $21,785
   7/31/01                             $13,585                              $18,388                                  $20,650
   8/31/01                             $12,189                              $17,056                                  $18,853
   9/30/01                             $10,589                              $14,237                                  $16,312
  10/31/01                             $11,202                              $15,733                                  $17,331
  11/30/01                             $12,076                              $17,427                                  $19,080
  12/31/01                             $12,303                              $18,090                                  $19,374
   1/31/02                             $11,849                              $17,502                                  $18,816
   2/28/02                             $10,941                              $16,510                                  $17,712
   3/31/02                             $11,520                              $17,770                                  $18,663
   4/30/02                             $11,361                              $16,829                                  $17,558
   5/31/02                             $10,918                              $16,327                                  $17,042
   6/30/02                             $10,135                              $14,525                                  $15,513
   7/31/02                             $9,170                               $13,114                                  $14,154
   8/31/02                             $9,034                               $13,068                                  $14,085
   9/30/02                             $8,603                               $12,030                                  $12,980
  10/31/02                             $9,011                               $12,962                                  $13,950
  11/30/02                             $9,284                               $13,976                                  $14,811
  12/31/02                             $8,682                               $13,132                                  $13,681
   1/31/03                             $8,592                               $13,003                                  $13,507
   2/28/03                             $8,523                               $12,890                                  $13,375
   3/31/03                             $8,819                               $13,130                                  $13,581


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG CORE GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Core Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Core Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2  The PBHG Core Growth Fund commenced operations on December 29, 1995.
3 For more information on the Russell Midcap(R) Growth Index please see the PBHG Disclosure Notes on page 121.
4 The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at that month's end, December 31, 1995. For more information on the Lipper Multi-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

PBHG CORE GROWTH FUND
Consumer Cyclical        16%
Consumer Non-Cyclical     4%
Financial                 4%
Health Care              39%
Industrial                3%
Services                 14%
Technology               20%

% of Total Portfolio Investments in Common Stock



          TOP TEN COMMON STOCK HOLDINGS AT
                   MARCH 31, 2003

Apollo Group, Cl A                                4.7%
Varian Medical Systems                            3.7%
Amgen                                             3.6%
Bed, Bath & Beyond                                3.0%
Linear Technology                                 3.0%
eBay                                              2.9%
Caremark Rx                                       2.9%
Xilinx                                            2.7%
Corporate Executive Board                         2.6%
Stericycle                                        2.6%
------------------------------------------------------
% of Total Portfolio Investments                 31.7%

  PBHG FUNDS

PBHG EMERGING GROWTH FUND

PORTFOLIO MANAGER: Peter J. Niedland, CFA

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small sized companies.

STRATEGY: The Fund's strategy is to invest in those securities that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    March of 2003 marked the inauspicious three-year anniversary of the bursting of the "bubble" -- not just the Internet bubble, as it's commonly called, but the "irrational exuberance" bubble. While few investors were surprised when the market began to correct some of the excesses of the late 1990's, almost no one predicted a bear market of this size and duration. It is clear now that small-cap growth stocks were at the epicenter of this dramatically bearish market.
    During the past twelve months, equity markets tried to measure the sustainability of an economic recovery amid persistent business weakness, soaring oil prices, rising unemployment, abysmal capital spending and flickering consumer spending. Of course, war and national security issues only fueled the uncertainty.
    As growth investors, we understand risk. It is measurable; it is definable. Uncertainty, on the other hand, is something that is hard to define. In uncertain times, as we have witnessed, people are more inclined to avoid risk, especially in their investment portfolios. In response, they often require a higher premium to bear additional risk, such as that exhibited by small-cap growth stocks. And that, in our opinion, is exactly what has happened during the last fiscal year, driving these stocks down over 30%.
    For the twelve months ended March 31, 2003, PBHG Emerging Growth Fund returned -44.20% versus a return of -31.63% for its benchmark, the Russell 2000(R) Growth Index. Clearly, we've underperformed. While this outcome is very disappointing, the reason for it is straightforward and explainable. As a relatively aggressive growth fund, we were overweighted in the riskiest sector of the Index and underweighted (or had zero weight) in the least-risky sectors of the Index. During a period in which investors demanded much higher risk premiums, this positioning detracted from performance.
    Of course, astute investors know that investing style and strategies cycle in and out of favor. One component of our investment process has been particularly out-of-favor for most of the last three years -- that is, earnings surprise. Companies that produced positive surprises in earnings or revenue growth (e.g., actual results exceeding consensus expectations) were not rewarded by the markets as they were in prior periods. Burned by the bubble years and ensuing corporate accounting scandals, investors have been skeptical about good news, or at least the sustainability thereof. In response, they have lumped all growth stocks together, demanding higher risk premiums for all of them, even those with positive earnings surprises.

Porfolio Discussion
    Our overweighting in technology (over two times that of the Index) was the most important determinant in our underperformance. The sector has been even more volatile than small-caps overall, but the trend was definitely down for most of the period, with technology stocks in the Index showing significant declines. Companies with good fundamentals were pulled down with the bad. Our selections in semiconductor-related businesses turned in some of the worst performances. One such holding was ChiPAC, a semiconductor packager. Another very disappointing technology holding was Emulex, which provides adapters for storage networks.
    Nevertheless, we maintain our above average weighting because it is in the technology sector that we find companies with some of the most attractive growth prospects. Of course, the growth prospects of technology companies are closely tied to business spending, which has been very weak. We are moderately encouraged by the performance of the sector in recent weeks.
    We had virtually no exposure to the financial sector, which had an average weight in the Index and posted the best relative performance. Similarly, our lack of exposure to energy, utilities and basic materials, the next three best performers, hurt our performance.
    We had below Index performance in our consumer cyclical holdings, mostly because of the very weak performances of some retailers. One very bright spot in the portfolio, nonetheless, was in this sector -- P.F. Chang's China Bistro, a restaurant chain. We had strong positive performance in consumer non-durables, specifically our selection of organic grocer Whole Foods Market, but at a relatively small weight it did not help the overall return materially. We were underweighted in health care, but we outperformed the health care sector of the Index. One holding in this sector that has been performing well since late last summer was Martek Biosciences, which makes and licenses nutritional oils.
    Clearly, an upswing in confidence rests upon a steadier diet of improving economic and geopolitical news.
    We believe better relative earnings will drive better relative performance. Relative valuations within the small-cap growth sector remain below the valuation low-points reached in the 1990-91 cycle. In fact, small-cap growth stocks appear cheap, even to some small-cap value managers. Value managers have outperformed growth managers dramatically during the last three years. Their style was clearly in favor. Those who remember the glory years of 1991-93 know that it is not always the case.
    Our commitment to young, innovative, emerging growth companies remains unwavering. The duration and severity of this bear market has actually made us more resolute in the pursuit of this country's fastest growing companies. We believe that historical precedent, valuations, increased surprise potential, and under-appreciated growth rates beg investors to take notice. We have.

                                            PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND


           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.

                           AVERAGE ANNUAL TOTAL RETURN1
                               AS OF MARCH 31, 2003

---------------------------------------------------------------------------------------
                                       One      Annualized  Annualized   Annualized
                                      Year        3 Year      5 Year      Inception
                                     Return       Return      Return      to Date2
---------------------------------------------------------------------------------------
  PBHG Emerging Growth Fund -
      PBHG Class                    (44.20)%     (40.17)%     (19.16)%       0.50%
---------------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
              IN THE PBHG EMERGING GROWTH FUND1 VERSUS THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH
                                  FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                      PBHG EMERGING                      RUSSELL 2000 (R)                       LIPPER SMALL-CAP
                                       GROWTH FUND                       GROWTH INDEX (3)                   GROWTH FUNDS AVERAGE (4)
     6/14/93                             $10,000                              $10,000                                  $10,000
     6/30/93                             $10,120                              $11,413                                  $10,000
     7/31/93                             $10,320                              $11,527                                  $10,059
     8/31/93                             $11,440                              $12,079                                  $10,609
     9/30/93                             $12,650                              $12,478                                  $11,043
    10/31/93                             $13,220                              $12,839                                  $11,208
    11/30/93                             $12,480                              $12,319                                  $10,782
    12/31/93                             $13,258                              $12,806                                  $11,312
     1/31/94                             $13,800                              $13,146                                  $11,644
     2/28/94                             $14,244                              $13,089                                  $11,626
     3/31/94                             $13,258                              $12,285                                  $10,937
     4/30/94                             $13,420                              $12,303                                  $10,915
     5/31/94                             $13,008                              $12,028                                  $10,667
     6/30/94                             $12,152                              $11,514                                  $10,133
     7/31/94                             $12,520                              $11,678                                  $10,310
     8/31/94                             $13,854                              $12,535                                  $11,041
     9/30/94                             $14,797                              $12,587                                  $11,158
    10/31/94                             $15,816                              $12,721                                  $11,405
    11/30/94                             $15,621                              $12,207                                  $11,019
    12/31/94                             $16,411                              $12,494                                  $11,259
     1/31/95                             $15,704                              $12,240                                  $11,097
     2/28/95                             $16,324                              $12,805                                  $11,577
     3/31/95                             $17,497                              $13,179                                  $11,966
     4/30/95                             $17,878                              $13,377                                  $12,071
     5/31/95                             $17,976                              $13,553                                  $12,257
     6/30/95                             $19,617                              $14,487                                  $13,196
     7/31/95                             $21,584                              $15,616                                  $14,352
     8/31/95                             $21,834                              $15,808                                  $14,541
     9/30/95                             $22,627                              $16,134                                  $14,977
    10/31/95                             $21,942                              $15,340                                  $14,513
    11/30/95                             $23,257                              $16,017                                  $15,057
    12/31/95                             $24,361                              $16,372                                  $15,315
     1/31/96                             $23,780                              $16,237                                  $15,198
     2/29/96                             $25,136                              $16,977                                  $15,984
     3/31/96                             $26,275                              $17,313                                  $16,489
     4/30/96                             $30,079                              $18,642                                  $18,067
     5/31/96                             $31,457                              $19,598                                  $18,994
     6/30/96                             $29,509                              $18,324                                  $18,060
     7/31/96                             $25,443                              $16,087                                  $16,234
     8/31/96                             $27,448                              $17,278                                  $17,308
     9/30/96                             $29,999                              $18,168                                  $18,420
    10/31/96                             $28,404                              $17,384                                  $17,775
    11/30/96                             $28,347                              $17,868                                  $18,107
    12/31/96                             $28,522                              $18,216                                  $18,283
     1/31/97                             $28,817                              $18,671                                  $18,742
     2/28/97                             $24,603                              $17,544                                  $17,567
     3/31/97                             $22,672                              $16,306                                  $16,420
     4/30/97                             $21,601                              $16,117                                  $16,190
     5/31/97                             $25,874                              $18,539                                  $18,435
     6/30/97                             $27,357                              $19,168                                  $19,490
     7/31/97                             $28,216                              $20,150                                  $20,821
     8/31/97                             $28,522                              $20,755                                  $21,198
     9/30/97                             $31,289                              $22,411                                  $22,889
    10/31/97                             $28,687                              $21,065                                  $21,745
    11/30/97                             $27,616                              $20,563                                  $21,334
    12/31/97                             $27,475                              $20,575                                  $21,426
     1/31/98                             $27,145                              $20,300                                  $21,134
     2/28/98                             $29,111                              $22,092                                  $22,895
     3/31/98                             $30,406                              $23,019                                  $24,065
     4/30/98                             $30,618                              $23,160                                  $24,284
     5/31/98                             $27,899                              $21,478                                  $22,696
     6/30/98                             $28,758                              $21,697                                  $23,254
     7/31/98                             $26,321                              $19,885                                  $21,631
     8/31/98                             $21,401                              $15,295                                  $17,043
     9/30/98                             $23,296                              $16,846                                  $18,311
    10/31/98                             $23,013                              $17,725                                  $19,063
    11/30/98                             $24,826                              $19,099                                  $20,676
    12/31/98                             $28,300                              $20,828                                  $22,909
     1/31/99                             $28,394                              $21,765                                  $23,574
     2/28/99                             $25,098                              $19,774                                  $21,480
     3/31/99                             $24,353                              $20,478                                  $22,533
     4/30/99                             $23,762                              $22,286                                  $23,576
     5/31/99                             $24,790                              $22,321                                  $23,781
     6/30/99                             $27,579                              $23,497                                  $25,924
     7/31/99                             $26,929                              $22,771                                  $25,893
     8/31/99                             $26,669                              $21,919                                  $25,579
     9/30/99                             $28,784                              $22,342                                  $26,229
    10/31/99                             $30,699                              $22,914                                  $27,711
    11/30/99                             $34,007                              $25,337                                  $31,172
    12/31/99                             $41,981                              $29,803                                  $36,889
     1/31/00                             $40,339                              $29,525                                  $36,539
     2/29/00                             $53,650                              $36,395                                  $45,578
     3/31/00                             $49,029                              $32,569                                  $43,158
     4/30/00                             $42,901                              $29,280                                  $38,411
     5/31/00                             $37,691                              $26,717                                  $35,227
     6/30/00                             $47,522                              $30,168                                  $41,085
     7/31/00                             $43,244                              $27,583                                  $38,435
     8/31/00                             $50,353                              $30,484                                  $42,882
     9/30/00                             $47,595                              $28,969                                  $41,269
    10/31/00                             $40,425                              $26,618                                  $38,562
    11/30/00                             $29,859                              $21,785                                  $31,837
    12/31/00                             $31,394                              $23,118                                  $34,505
     1/31/01                             $31,182                              $24,989                                  $35,416
     2/28/01                             $24,729                              $21,564                                  $30,617
     3/31/01                             $21,105                              $19,603                                  $27,623
     4/30/01                             $25,707                              $22,003                                  $31,045
     5/31/01                             $24,914                              $22,513                                  $31,716
     6/30/01                             $25,152                              $23,127                                  $32,623
     7/31/01                             $22,758                              $21,154                                  $30,698
     8/31/01                             $20,537                              $19,833                                  $28,841
     9/30/01                             $16,490                              $16,633                                  $24,382
    10/31/01                             $18,381                              $18,233                                  $26,398
    11/30/01                             $20,497                              $19,755                                  $28,473
    12/31/01                             $21,172                              $20,985                                  $30,216
     1/31/02                             $20,114                              $20,238                                  $29,276
     2/28/02                             $16,980                              $18,928                                  $27,306
     3/31/02                             $18,818                              $20,573                                  $29,403
     4/30/02                             $16,834                              $20,128                                  $28,518
     5/31/02                             $15,353                              $18,951                                  $27,083
     6/30/02                             $13,555                              $17,344                                  $25,114
     7/31/02                             $11,743                              $14,679                                  $21,578
     8/31/02                             $11,306                              $14,672                                  $21,565
     9/30/02                             $9,931                               $13,612                                  $20,153
    10/31/02                             $11,227                              $14,300                                  $21,021
    11/30/02                             $13,092                              $15,718                                  $22,651
    12/31/02                             $11,095                              $14,634                                  $21,144
     1/31/03                             $10,883                              $14,237                                  $20,603
     2/28/03                             $10,606                              $13,857                                  $19,981
     3/31/03                             $10,500                              $14,067                                  $20,300


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG EMERGING GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Emerging Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Investors considering the PBHG Emerging Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results. Peter J. Niedland began managing the Fund on January 1, 2003.
2  The PBHG Emerging Growth Fund commenced operations on June 14, 1993.
3 For more information on the Russell 2000(R) Growth Index please see the PBHG Disclosure Notes on page 121.
4 The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, June 30, 1993. For more information on the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.

SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

Basic Materials               2%
Consumer Cyclical            12%
Consumer Non-Cyclical         2%
Energy                        1%
Health Care                  15%
Industrial                    7%
Services                     15%
Technology                   46%

% of Total Portfolio Investments in Common Stock


            TOP TEN COMMON STOCK HOLDINGS AT
                      MARCH 31, 2003

Marvell Technology Group                          2.7%
Silicon Laboratories                              2.6%
Emulex                                            2.5%
Cognizant Technology Solutions                    2.5%
Martek Biosciences                                2.4%
NetScreen Technologies                            2.3%
Manhattan Associates                              2.2%
Corporate Executive Board                         2.1%
Power Integrations                                2.1%
Lam Research                                      2.1%
-------------------------------------------------------
% of Total Portfolio Investments                 23.5%

 PBHG FUNDS

PBHG GROWTH FUND
PORTFOLIO MANAGER: Gary L. Pilgrim, CFA

Portfolio Profile
OBJECTIVE:  Capital appreciation.

INVESTS IN: Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the year ended March 31, 2003, the Fund's PBHG Class total return was -26.61% and the Advisor Class total return was -26.80% versus returns of -31.63% for the benchmark Russell 2000(R) Growth Index and -26.11% for the Russell Midcap(R) Growth Index. For the third year in a row, the market continued its downward trend amid economic uncertainties, corporate fraud, and geopolitical unrest. The broader market continued to favor more value-oriented, bargain hunting investment strategies. Following a similar pattern to the past two years, the market's preference for undervalued companies led to underperformance within the growth sector. While we are pleased to report the Fund outpaced its benchmark, it should be noted that there was not a single sector within the Russell 2000(R) Growth Index that produced positive returns. Although the Fund did have two sectors contribute positively (services and consumer non-cyclical), the broader market remained weak across the board resulting in another disappointing year.
    As the economy tried to find its path to stabilization, consumer confidence continued to falter and jobless rates were on the rise, leaving the consumer cyclical stocks at the mercy of a reluctant consumer. A true testament to weakness across the consumer segment was revealed in the 2002 holiday season, during which, many retailers posted less than stellar results. Some of the weakness in this sector was partially offset by a strong mortgage refinancing boom in the financial sector. Unfortunately, the Federal Reserve continued with a monetary policy that caused interest rate spreads in the commercial bank segment to squeeze margins, eliminating the upside opportunities we had seen at the beginning of the period. The energy market, also playing a role in consumer sentiment, continued to post volatile returns. This resulted in higher gas prices, particularly as we approached the end of the calendar year and the war in Iraq loomed on the horizon. The aerospace and defense segment of the industrial sector, which had posted very solid results last year, began to lose investor's attention about half way through the year and ended unfavorably. Technology, which has been a high growth area historically, posted another lackluster year of performance. We have yet to see the long-awaited return to corporate IT spending, leading to further declines across this sector.
    The market did show some signs of life. The education sector, for example, tends to be somewhat counter-cyclical, meaning it outperforms when people are losing jobs simply because students have the incentive to head back to school. Internet security, another solidly performing area, did very well during the year as broadband consumers showed increased awareness of the potential security threat lingering on the web. Health care companies including managed care and specialty pharmaceuticals also fared well throughout the year.
    There is no doubt that the past three years have been very trying times for growth stock investors and we remain disappointed with our performance. We have, however, witnessed a somewhat common theme in the marketplace which consists of a recessionary environment favoring other types of investment strategies compared to our aggressive growth strategy. At this point, it appears the war in Iraq is winding down, a somewhat benign earnings preannouncement season is behind us, and we are awaiting quarterly reports in which we generally expect companies to continue their cautious outlooks for the remainder of the year. Overall, we do feel better about the more realistic level of business expectations which is a favorable sign in the economic bottoming process.

Portfolio Discussion
    For the second year in a row, our strongest performers came from the education segment within the services sector. Apollo Group, Corinthian Colleges, and Career Education all continued to meet or exceed quarterly expectations throughout the year, while maintaining favorable outlooks. Despite holding up well in the first half of the year, the IT services segment lost investor's attention in the latter portion of the year as IT companies worldwide began speaking of pricing pressure affecting their businesses. Holdings such as Affiliated Computers and CACI International were subject to this pricing pressure and as a result performed poorly.
    We benefited from our holdings in the health care industry while maintaining a strong overweight position. Varian Medical Systems, Mid Atlantic Medical, and Gilead Sciences were all strong performers. Additionally, we owned a stake in Trigon Healthcare which was acquired at a price premium. The weakness within the health care sector for our portfolio was mostly derived from poor performing hospital companies such as Lifepoint Hospitals and Triad Hospitals.
    The consumer non-cyclical sector contributed positively for the year. Consistent with our historical norm, we underweighted the sector, while we managed to find pockets of strength in companies like Whole Foods Market, which had a solid year. On the other hand, consumer cyclicals did not perform very well because the economic uncertainties as they pertained to job security and household income outweighed the consumer's willingness to spend. We were underweight relative to the benchmark for the entire year, but still found success with companies such as Coach, Family Dollar, and a long-time holding Bed, Bath & Beyond.
    It was another challenging year for the technology sector. Fortunately, we minimized some risk to the Fund by maintaining an equal to underweight position relative to the benchmark throughout most of the year. Some areas of strength were found within Symantec, Adobe, Integrated Circuit, and Mercury Interactive. However, these positive results were overshadowed by negative contributions from semiconductor and semiconductor capital equipment companies such as Marvell, Novellus, Lam Research, Semtech, and Microchip. While these results were clearly disappointing, we believe the bottoming process in the technology sector is finally coming to fruition, and we should see some positive momentum towards the latter part of the 2004 fiscal year.
    Despite an underweight position in the industrial segment, we had broad exposure to the aerospace & defense segment which created a drag on performance. Other names such as Stericycle, Zebra Technologies, and Pall contributed positively, while Alliant Techsystems, L-3 Communications, and Vishay underperformed.
    The financial and energy sectors also had disappointing results. While we were underweight to the financial sector and in-line to slightly overweight in the energy sector, both underperformed the benchmark. Winners for the year were minimal; however, we did find a few names such as New York Community Bancorp, Countrywide Financial, and Noble Energy that outperformed the benchmark.
    We are optimistic that our disciplined approach to growth investing, which mandates that we look for companies with improving fundamentals, upside surprise potential, strong management teams, and favorable outlooks, will yield better results going forward.

                                                   PBHG FUNDS

                                                                PBHG GROWTH FUNd

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |     X    |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                        AVERAGE ANNUAL TOTAL RETURN1
                            AS OF MARCH 31, 2003

----------------------------------------------------------------------------------------
                                     One    Annualized Annualized Annualized Annualized
                                    Year      3 Year     5 Year    10 Year   Inception
                                   Return     Return     Return    Return    to Date
----------------------------------------------------------------------------------------
  PBHG Growth Fund -
     PBHG Class2                  (26.61)%   (34.76)%    (9.73)%    4.71%    10.36%
----------------------------------------------------------------------------------------
  PBHG Growth Fund -
     Advisor Class3               (26.80)%   (34.90)%    (9.94)%    4.55%    10.26%
----------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
              THE PBHG GROWTH FUND - PBHG CLASS1 VERSUS THE RUSSELL
               2000(R) GROWTH INDEX AND THE LIPPER MID-CAP GROWTH
                                  FUNDS AVERAGE


[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

 PBHG GROWTH FUND --                  RUSSELL 2000 (R)                  LIPPER MID-CAP GROWTH
     PBHG CLASS                       GROWTH INDEX (3)                     FUNDS AVERAGE (4)
      12/31/85                             $10,000                              $10,000                                  $10,000
       1/31/86                             $10,250                              $10,228                                  $10,208
       2/28/86                             $11,080                              $10,983                                  $10,963
       3/31/86                             $11,510                              $11,482                                  $11,516
       4/30/86                             $11,640                              $11,763                                  $11,652
       5/31/86                             $12,580                              $12,194                                  $12,381
       6/30/86                             $12,680                              $12,233                                  $12,532
       7/31/86                             $11,700                              $10,918                                  $11,436
       8/31/86                             $12,380                              $11,153                                  $11,943
       9/30/86                             $11,240                              $10,245                                  $10,993
      10/31/86                             $12,193                              $10,766                                  $11,601
      11/30/86                             $12,676                              $10,718                                  $11,753
      12/31/86                             $12,394                              $10,358                                  $11,496
       1/31/87                             $14,728                              $11,691                                  $13,027
       2/28/87                             $16,509                              $12,823                                  $14,183
       3/31/87                             $16,871                              $13,175                                  $14,348
       4/30/87                             $16,911                              $12,767                                  $14,125
       5/31/87                             $17,046                              $12,677                                  $14,203
       6/30/87                             $16,508                              $12,991                                  $14,418
       7/31/87                             $16,604                              $13,302                                  $14,927
       8/31/87                             $17,548                              $13,687                                  $15,525
       9/30/87                             $17,524                              $13,413                                  $15,260
      10/31/87                             $12,898                              $8,994                                   $11,243
      11/30/87                             $11,840                              $8,399                                   $10,448
      12/31/87                             $13,832                              $9,273                                   $11,718
       1/31/88                             $13,566                              $9,454                                   $11,796
       2/29/88                             $14,814                              $10,334                                  $12,660
       3/31/88                             $14,660                              $10,888                                  $12,787
       4/30/88                             $15,011                              $11,151                                  $13,031
       5/31/88                             $14,576                              $10,783                                  $12,818
       6/30/88                             $15,684                              $11,579                                  $13,737
       7/31/88                             $14,969                              $11,363                                  $13,335
       8/31/88                             $14,099                              $10,950                                  $12,862
       9/30/88                             $14,744                              $11,260                                  $13,382
      10/31/88                             $14,449                              $11,073                                  $13,233
      11/30/88                             $14,119                              $10,642                                  $12,885
      12/31/88                             $14,780                              $11,162                                  $13,439
       1/31/89                             $15,792                              $11,638                                  $14,262
       2/28/89                             $15,553                              $11,667                                  $14,224
       3/31/89                             $15,244                              $11,991                                  $14,559
       4/30/89                             $16,467                              $12,588                                  $15,458
       5/31/89                             $18,020                              $13,191                                  $16,252
       6/30/89                             $17,004                              $12,767                                  $15,828
       7/31/89                             $18,401                              $13,365                                  $16,985
       8/31/89                             $19,177                              $13,749                                  $17,515
       9/30/89                             $19,896                              $13,907                                  $17,662
      10/31/89                             $18,852                              $13,146                                  $16,938
      11/30/89                             $18,698                              $13,263                                  $17,136
      12/31/89                             $19,109                              $13,413                                  $17,333
       1/31/90                             $17,501                              $12,029                                  $15,891
       2/28/90                             $18,537                              $12,485                                  $16,330
       3/31/90                             $19,377                              $13,057                                  $16,976
       4/30/90                             $18,948                              $12,669                                  $16,601
       5/31/90                             $21,627                              $13,799                                  $18,356
       6/30/90                             $21,823                              $13,881                                  $18,477
       7/31/90                             $20,716                              $13,250                                  $17,956
       8/31/90                             $17,984                              $11,332                                  $15,924
       9/30/90                             $15,483                              $10,259                                  $14,729
      10/31/90                             $14,787                              $9,683                                   $14,283
      11/30/90                             $16,614                              $10,574                                  $15,463
      12/31/90                             $17,266                              $11,078                                  $16,189
       1/31/91                             $19,518                              $12,118                                  $17,468
       2/28/91                             $20,782                              $13,510                                  $18,838
       3/31/91                             $22,659                              $14,462                                  $19,844
       4/30/91                             $22,284                              $14,290                                  $19,642
       5/31/91                             $23,271                              $14,980                                  $20,688
       6/30/91                             $20,664                              $13,961                                  $19,495
       7/31/91                             $22,323                              $14,593                                  $20,795
       8/31/91                             $23,449                              $15,238                                  $21,687
       9/30/91                             $23,074                              $15,467                                  $21,670
      10/31/91                             $23,745                              $16,126                                  $22,357
      11/30/91                             $22,724                              $15,285                                  $21,536
      12/31/91                             $26,179                              $16,748                                  $24,398
       1/31/92                             $27,174                              $18,064                                  $24,923
       2/29/92                             $27,447                              $18,257                                  $25,337
       3/31/92                             $25,782                              $17,207                                  $24,171
       4/30/92                             $24,862                              $16,208                                  $23,320
       5/31/92                             $24,688                              $16,171                                  $23,376
       6/30/92                             $23,544                              $15,140                                  $22,406
       7/31/92                             $23,420                              $15,615                                  $23,269
       8/31/92                             $22,649                              $15,014                                  $22,731
       9/30/92                             $23,644                              $15,433                                  $23,247
      10/31/92                             $25,061                              $16,068                                  $24,175
      11/30/92                             $28,298                              $17,568                                  $25,920
      12/31/92                             $33,612                              $18,050                                  $26,680
       1/31/93                             $33,003                              $18,274                                  $27,208
       2/28/93                             $30,891                              $17,281                                  $26,098
       3/31/93                             $34,668                              $17,726                                  $27,069
       4/30/93                             $33,868                              $17,164                                  $26,159
       5/31/93                             $37,613                              $18,193                                  $27,731
       6/30/93                             $39,822                              $18,236                                  $28,028
       7/31/93                             $40,302                              $18,418                                  $28,157
       8/31/93                             $43,375                              $19,300                                  $29,706
       9/30/93                             $47,344                              $19,938                                  $30,716
      10/31/93                             $48,145                              $20,514                                  $30,949
      11/30/93                             $46,320                              $19,684                                  $29,912
      12/31/93                             $49,312                              $20,461                                  $31,124
       1/31/94                             $51,258                              $21,006                                  $31,998
       2/28/94                             $51,777                              $20,913                                  $31,742
       3/31/94                             $47,592                              $19,629                                  $29,965
       4/30/94                             $47,884                              $19,659                                  $29,938
       5/31/94                             $45,192                              $19,218                                  $29,480
       6/30/94                             $41,591                              $18,397                                  $28,115
       7/31/94                             $42,888                              $18,659                                  $28,807
       8/31/94                             $47,657                              $20,028                                  $30,714
       9/30/94                             $49,052                              $20,112                                  $30,628
      10/31/94                             $50,577                              $20,326                                  $31,280
      11/30/94                             $49,571                              $19,504                                  $30,051
      12/31/94                             $51,654                              $19,964                                  $30,591
       1/31/95                             $49,122                              $19,557                                  $30,368
       2/28/95                             $51,849                              $20,461                                  $31,704
       3/31/95                             $54,219                              $21,058                                  $32,833
       4/30/95                             $53,667                              $21,375                                  $33,099
       5/31/95                             $54,089                              $21,655                                  $33,688
       6/30/95                             $59,998                              $23,147                                  $35,989
       7/31/95                             $67,238                              $24,951                                  $38,713
       8/31/95                             $67,141                              $25,259                                  $39,244
       9/30/95                             $70,712                              $25,779                                  $40,382
      10/31/95                             $72,660                              $24,511                                  $39,590
      11/30/95                             $75,550                              $25,593                                  $40,980
      12/31/95                             $77,660                              $26,160                                  $41,226
       1/31/96                             $74,186                              $25,944                                  $41,337
       2/29/96                             $79,673                              $27,127                                  $42,970
       3/31/96                             $82,140                              $27,663                                  $43,743
       4/30/96                             $89,056                              $29,787                                  $46,722
       5/31/96                             $93,114                              $31,314                                  $48,470
       6/30/96                             $89,348                              $29,279                                  $46,706
       7/31/96                             $80,128                              $25,705                                  $42,371
       8/31/96                             $84,218                              $27,608                                  $44,939
       9/30/96                             $91,621                              $29,030                                  $48,044
      10/31/96                             $85,192                              $27,777                                  $46,949
      11/30/96                             $87,465                              $28,550                                  $48,620
      12/31/96                             $85,290                              $29,107                                  $48,231
       1/31/97                             $85,225                              $29,834                                  $50,083
       2/28/97                             $76,102                              $28,032                                  $47,509
       3/31/97                             $68,375                              $26,054                                  $44,506
       4/30/97                             $68,667                              $25,752                                  $44,929
       5/31/97                             $77,141                              $29,623                                  $49,732
       6/30/97                             $80,420                              $30,627                                  $51,712
       7/31/97                             $85,972                              $32,197                                  $55,936
       8/31/97                             $84,153                              $33,163                                  $55,640
       9/30/97                             $90,192                              $35,809                                  $59,624
      10/31/97                             $85,160                              $33,659                                  $56,708
      11/30/97                             $82,465                              $32,856                                  $56,288
      12/31/97                             $82,433                              $32,875                                  $56,930
       1/31/98                             $80,290                              $32,436                                  $56,127
       2/28/98                             $87,757                              $35,300                                  $61,207
       3/31/98                             $91,653                              $36,781                                  $64,267
       4/30/98                             $92,010                              $37,006                                  $64,955
       5/31/98                             $83,569                              $34,318                                  $61,538
       6/30/98                             $88,212                              $34,668                                  $64,345
       7/31/98                             $80,095                              $31,774                                  $61,069
       8/31/98                             $60,388                              $24,439                                  $48,593
       9/30/98                             $65,063                              $26,917                                  $52,199
      10/31/98                             $66,524                              $28,321                                  $54,657
      11/30/98                             $72,530                              $30,518                                  $58,926
      12/31/98                             $82,920                              $33,279                                  $66,091
       1/31/99                             $84,705                              $34,776                                  $68,365
       2/28/99                             $76,167                              $31,595                                  $63,654
       3/31/99                             $79,576                              $32,720                                  $67,976
       4/30/99                             $76,102                              $35,610                                  $70,859
       5/31/99                             $78,764                              $35,666                                  $70,703
       6/30/99                             $88,764                              $37,545                                  $76,345
       7/31/99                             $87,530                              $36,384                                  $75,261
       8/31/99                             $89,803                              $35,023                                  $75,170
       9/30/99                             $96,978                              $35,699                                  $76,088
      10/31/99                            $105,776                              $36,613                                  $82,722
      11/30/99                            $122,561                              $40,485                                  $92,120
      12/31/99                            $159,576                              $47,620                                 $108,581
       1/31/00                            $159,543                              $47,177                                 $106,964
       2/29/00                            $216,428                              $58,153                                 $132,196
       3/31/00                            $197,803                              $52,040                                 $127,715
       4/30/00                            $166,851                              $46,785                                 $115,850
       5/31/00                            $151,392                              $42,689                                 $106,744
       6/30/00                            $180,997                              $48,203                                 $121,262
       7/31/00                            $168,367                              $44,072                                 $117,187
       8/31/00                            $198,511                              $48,708                                 $132,679
       9/30/00                            $182,277                              $46,288                                 $128,341
      10/31/00                            $166,582                              $42,531                                 $119,087
      11/30/00                            $120,137                              $34,809                                  $97,723
      12/31/00                            $122,895                              $36,939                                 $104,564
       1/31/01                            $129,968                              $39,929                                 $106,163
       2/28/01                            $101,003                              $34,455                                  $91,269
       3/31/01                             $85,908                              $31,322                                  $81,019
       4/30/01                            $101,833                              $35,157                                  $91,811
       5/31/01                            $100,212                              $35,972                                  $91,903
       6/30/01                            $101,319                              $36,952                                  $91,480
       7/31/01                             $92,033                              $33,800                                  $86,385
       8/31/01                             $81,600                              $31,689                                  $80,225
       9/30/01                             $69,588                              $26,576                                  $68,649
      10/31/01                             $73,342                              $29,133                                  $73,084
      11/30/01                             $78,479                              $31,565                                  $79,142
      12/31/01                             $80,454                              $33,530                                  $82,245
       1/31/02                             $76,266                              $32,337                                  $79,728
       2/28/02                             $70,101                              $30,244                                  $75,447
       3/31/02                             $74,843                              $32,873                                  $80,328
       4/30/02                             $74,883                              $32,161                                  $77,629
       5/31/02                             $71,800                              $30,281                                  $75,106
       6/30/02                             $65,952                              $27,713                                  $68,594
       7/31/02                             $60,025                              $23,454                                  $61,344
       8/31/02                             $59,037                              $23,443                                  $60,755
       9/30/02                             $56,271                              $21,750                                  $56,794
      10/31/02                             $57,891                              $22,850                                  $59,815
      11/30/02                             $59,590                              $25,115                                  $63,105
      12/31/02                             $56,034                              $23,383                                  $59,142
       1/31/03                             $55,362                              $22,748                                  $58,308
       2/28/03                             $54,295                              $22,141                                  $57,393
       3/31/03                             $54,927                              $22,476                                  $58,196

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Investors considering the PBHG Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.
3 The performance shown for the Advisor Class prior to its inception on August
  16, 1996, is based on the performance and expenses of the PBHG Class. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The average annual total return of the Advisor Class from its inception date to March 31, 2003 was (6.18)%.
4 For more information on the Russell 2000(R) Growth Index please see the PBHG
  Disclosure Notes on page 121.
5 The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at that month's end, December 31, 1985. For more information on the Lipper Mid-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

Consumer Cyclical            11%
Consumer Non-Cyclical         3%
Energy                        6%
Financial                     5%
Health Care                  29%
Industrial                    7%
Services                     15%
Technology                   24%

% of Total Portfolio Investments in Common Stock


            TOP TEN COMMON STOCK HOLDINGS AT
                      MARCH 31, 2003

Apollo Group, Cl A                                4.7%
Varian Medical Systems                            3.7%
Express Scripts                                   3.3%
Corporate Executive Board                         2.9%
Mid Atlantic Medical Services                     2.1%
Adobe Systems                                     2.1%
Coventry Health Care                              2.1%
Caremark Rx                                       2.1%
Gilead Sciences                                   2.1%
Corinthian Colleges                               2.0%
------------------------------------------------------
% of Total Portfolio Investments                 27.1%

  PBHG FUNDS

PBHG LARGE CAP 20 FUND
PORTFOLIO MANAGER: Michael S. Sutton, CFA

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in growth securities, such as common stocks, of no more than 20 large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are over $5 billion at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
    The 12-month period ended March 31, 2003 marked another year of negative returns for the stock market. Tensions in the Middle East and North Korea, rising oil prices, drooping consumer sentiment, a weak job market, and other worries all conspired to bring the equity markets down for the period. PBHG Large Cap 20 Fund PBHG Class declined 25.08% and the Advisor Class declined 25.17% for the one-year period ended March 31, 2003. The Fund's benchmarks, the S&P 500 Index and the Russell 1000(R) Growth Index, fell 24.76% and 26.76%, respectively, for the same period.
    In the early part of 2002, biotech and technology stocks fared poorly, negatively impacting Fund returns. This precipitous drop did not appear to us to be driven by any discernable decline in fundamentals, but rather by valuation concerns. Broad technology stocks had a more difficult time during the period, with the PSE Technology Index(R) declining a stunning 46% between March 31 through October 9, 2002. With these stocks, the combination of poor fundamentals and historically high valuation levels were to blame. During this time, we were underweight in the technology sector, focusing our holdings on those companies where we believed business was still solid and had the opportunity to grow stronger. This strategy enhanced our performance dramatically through the end of the third quarter of 2002. However, this trend came to an abrupt end in mid-October, when investors turned their attention back to technology stocks, triggering a sharp rally. Unfortunately, the rally did not benefit portfolio holdings, particularly those in the technology sector, as the rebound was fairly narrow and generally favored the most beaten down, lowest priced stocks and companies with fundamentally poor business momentum. Ironically, many stocks that did relatively well in the first nine months of the year, such as those in the health care and defense sectors, trailed in the fourth quarter and many stocks that struggled earlier in the year did exceptionally well in the closing months of 2002. Another interesting phenomenon is that very low priced stocks rose the most through this period.
    Investors chased these poor performing low quality issues to catch the upward volatility. While we were hopeful that the October rally was a precursor of better things to come, we remained skeptical and patient for stronger evidence that technology fundamentals were beginning to improve. Our returns were impacted negatively by this underweighting, particularly our lack of exposure to the fundamentally unattractive telecommunications services companies and limited exposure to semiconductor and semiconductor capital equipment companies in the fourth quarter of 2002.
    The health care sector was another area of disappointment during the early part of the period. Although many health care names outperformed the benchmark, some specialty pharmaceutical company holdings and biotech bellwethers, such as Amgen and IDEC Pharmaceuticals, hurt the Fund's returns. However, as the year progressed, we saw some success in this sector. We increased our health care exposure, believing that the sector would soon offer additional compelling opportunities due to its solid business momentum (top line and bottom line growth), relatively high earnings visibility and straightforward and understandable business models. This was indeed the case and our increased exposure positively contributed to our performance.

Portfolio Discussion
    As with the previous year, the definition of a successful aggressive growth investment was one that declined less than the benchmark. Staying true to our aggressive growth strategy, we positioned the Fund in fast growing companies that we believed would continue to grow through these tough economic times.
    Consumer cyclicals area was one sector that helped the Fund outperform relative to the benchmark. For most of the past fiscal year, robust consumer spending kept the economy from falling into a recession. While global tensions and increasing jobless claims took their toll on consumer sentiment and spending toward the end of the period, there were several holdings that managed to stand out, including Bed, Bath & Beyond and Electronic Arts. Bed, Bath & Beyond continued to show strong growth over the past year as one of the major beneficiaries of the steady rise in the housing market and the resulting increase in remodeling and redecorating. Electronic Arts has benefited from the latest upgrade cycle among the electronic game platforms. As long as companies like Sony, Nintendo and Microsoft continue to design and manufacture more powerful game platforms, we expect that Electronic Arts will have a lucrative market for its award-winning games.
    Another sector that proved beneficial for the Fund was the services sector. Online auction giant eBay and higher education service provider Apollo Group were the driving forces behind the Fund's outperformance in this sector. Both companies have consistently beat revenue and earnings forecasts and analysts continue to raise their estimates. As long as this pattern persists, we expect that both stocks will remain significant holdings for the Fund. Two other sectors that outperformed the benchmark were the energy and financial sectors. However, this was due mainly to our underweighting in these areas.
    Our holdings in the defense industry also contributed positively to returns, as the federal government stepped up military spending in the first half of the year. However, despite a fundamental outlook that did nothing but improve, these stocks faired poorly in the second half of the year when they were sold by investors chasing the low quality rally. The Fund was negatively impacted by its positions in the industrial sector, particularly Lockheed Martin and Northrop Grumman. Many of the national defense names were hurt late in the fiscal year as investors worried that the uncertain economic outlook would limit the amount of government spending for defense-related technologies. While we do feel that some projects will join the ranks of other canceled programs, such as the Army's Crusader 155mm self-propelled howitzer, we expect many more will see expanded funding over the next several years, including missile defense, unmanned aerial vehicles, battlefield communication technologies and so-called smart bombs. We believe the cyclical nature of defense spending is just starting and typical cycles last for over six years.
    Going forward, we believe the prospects for health care and defense companies continue to look attractive due to strong earnings visibility while the technology sector remains an area of selective opportunity until we can identify signs that fundamentals are legitimately improving. As bottom-up investors, it is not our practice to make economic or market level forecasts. However, we would like to see business spending improve over consumer spending in 2003. We remain committed to our investment discipline and, given a more favorable economic backdrop, we are confident that our time-tested ability to provide attractive growth returns will prevail.

                                               PBHG FUNDS

                                                          PBHG LARGE CAP 20 FUND

          INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                         AVERAGE ANNUAL TOTAL RETURN1
                             AS OF MARCH 31, 2003

---------------------------------------------------------------------------------------
                                              One   Annualized Annualized  Annualized
                                             Year     3 Year     5 Year     Inception
                                            Return    Return     Return      to Date
---------------------------------------------------------------------------------------
  PBHG Large Cap 20 Fund - PBHG Class2        (25.08)%  (33.49)%    (0.45)%     7.31%
---------------------------------------------------------------------------------------
  PBHG Large Cap 20 Fund - Advisor Class3     (25.17)%  (33.59)%    (0.54)%     7.24%
---------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
           THE PBHG LARGE CAP 20 FUND - PBHG CLASS1 VERSUS THE S&P 500
          INDEX, RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP
                              GROWTH FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                        PBHG LARGE CAP                                       RUSSELL 1000 (R)             LIPPER LARGE-CAP GROWTH
                    20 FUND -- PBHG CLASS        S&P 500 INDEX (4)          GROWTH INDEX (5)                 FUNDS AVERAGE (6)
       11/30/96             $10,000                     $10,000                     $10,000                          $10,000
       12/31/96             $9,841                      $9,802                      $9,804                           $9,777
        1/31/97             $10,462                     $10,414                     $10,492                          $10,368
        2/28/97             $10,001                     $10,496                     $10,421                          $10,204
        3/31/97             $9,260                      $10,065                     $9,857                           $9,663
        4/30/97             $9,881                      $10,666                     $10,511                          $10,164
        5/31/97             $10,912                     $11,315                     $11,270                          $10,877
        6/30/97             $11,523                     $11,821                     $11,721                          $11,326
        7/31/97             $12,854                     $12,761                     $12,758                          $12,381
        8/31/97             $12,234                     $12,047                     $12,011                          $11,826
        9/30/97             $12,914                     $12,706                     $12,602                          $12,453
       10/31/97             $12,424                     $12,283                     $12,136                          $12,017
       11/30/97             $12,494                     $12,851                     $12,652                          $12,274
       12/31/97             $13,084                     $13,071                     $12,793                          $12,425
        1/31/98             $13,355                     $13,216                     $13,176                          $12,614
        2/28/98             $15,097                     $14,168                     $14,167                          $13,613
        3/31/98             $15,998                     $14,893                     $14,732                          $14,236
        4/30/98             $16,278                     $15,043                     $14,935                          $14,443
        5/31/98             $15,848                     $14,785                     $14,512                          $14,070
        6/30/98             $17,589                     $15,385                     $15,400                          $14,888
        7/31/98             $17,609                     $15,221                     $15,298                          $14,730
        8/31/98             $14,516                     $13,023                     $13,002                          $12,335
        9/30/98             $16,708                     $13,858                     $14,001                          $13,165
       10/31/98             $17,069                     $14,985                     $15,127                          $14,034
       11/30/98             $18,320                     $15,893                     $16,277                          $15,005
       12/31/98             $21,960                     $16,809                     $17,745                          $16,544
        1/31/99             $23,995                     $17,512                     $18,787                          $17,575
        2/28/99             $22,294                     $16,968                     $17,929                          $16,865
        3/31/99             $24,400                     $17,647                     $18,873                          $17,820
        4/30/99             $23,337                     $18,330                     $18,897                          $17,941
        5/31/99             $22,527                     $17,897                     $18,317                          $17,408
        6/30/99             $24,178                     $18,891                     $19,599                          $18,646
        7/31/99             $23,540                     $18,301                     $18,977                          $18,124
        8/31/99             $24,512                     $18,210                     $19,287                          $18,154
        9/30/99             $25,372                     $17,711                     $18,881                          $17,995
       10/31/99             $28,136                     $18,831                     $20,307                          $19,256
       11/30/99             $33,614                     $19,214                     $21,403                          $20,369
       12/31/99             $44,567                     $20,346                     $23,629                          $22,830
        1/31/00             $43,320                     $19,324                     $22,521                          $21,962
        2/29/00             $51,964                     $18,958                     $23,622                          $23,519
        3/31/00             $53,163                     $20,813                     $25,313                          $24,761
        4/30/00             $47,264                     $20,186                     $24,109                          $23,384
        5/31/00             $41,293                     $19,772                     $22,895                          $22,105
        6/30/00             $49,926                     $20,259                     $24,630                          $23,659
        7/31/00             $49,542                     $19,943                     $23,603                          $23,153
        8/31/00             $56,665                     $21,181                     $25,740                          $25,153
        9/30/00             $51,916                     $20,063                     $23,305                          $23,476
       10/31/00             $46,677                     $19,978                     $22,202                          $22,370
       11/30/00             $35,502                     $18,403                     $18,930                          $19,516
       12/31/00             $34,725                     $18,493                     $18,331                          $19,506
        1/31/01             $35,483                     $19,149                     $19,597                          $20,044
        2/28/01             $29,172                     $17,403                     $16,270                          $17,136
        3/31/01             $24,542                     $16,301                     $14,500                          $15,439
        4/30/01             $27,008                     $17,568                     $16,333                          $17,067
        5/31/01             $26,719                     $17,685                     $16,093                          $16,913
        6/30/01             $25,741                     $17,255                     $15,720                          $16,396
        7/31/01             $24,652                     $17,085                     $15,327                          $15,833
        8/31/01             $22,089                     $16,016                     $14,074                          $14,538
        9/30/01             $20,008                     $14,722                     $12,669                          $13,087
       10/31/01             $21,111                     $15,003                     $13,333                          $13,630
       11/30/01             $22,819                     $16,154                     $14,614                          $14,918
       12/31/01             $22,447                     $16,295                     $14,587                          $14,959
        1/31/02             $20,918                     $16,058                     $14,329                          $14,634
        2/28/02             $20,325                     $15,748                     $13,735                          $13,961
        3/31/02             $20,876                     $16,340                     $14,210                          $14,546
        4/30/02             $20,284                     $15,350                     $13,050                          $13,541
        5/31/02             $19,443                     $15,237                     $12,734                          $13,245
        6/30/02             $18,368                     $14,151                     $11,556                          $12,153
        7/31/02             $16,357                     $13,048                     $10,921                          $11,239
        8/31/02             $16,246                     $13,134                     $10,954                          $11,261
        9/30/02             $15,447                     $11,706                     $9,817                           $10,246
       10/31/02             $16,219                     $12,737                     $10,718                          $11,060
       11/30/02             $16,164                     $13,486                     $11,300                          $11,536
       12/31/02             $15,392                     $12,694                     $10,519                          $10,728
        1/31/03             $15,034                     $12,362                     $10,264                          $10,507
        2/28/03             $15,061                     $12,176                     $10,217                          $10,418
        3/31/03             $15,640                     $12,294                     $10,407                          $10,610

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LARGE CAP 20 FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Large Cap 20 Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Investors considering the PBHG Large Cap 20 Fund should have a long-term investment horizon. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Large Cap 20 Fund - PBHG Class commenced operations on November 29,
  1996.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The average annual total return of the Advisor Class from its inception to March 31, 2003 was (29.93)%.
4 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 121.
5 For more information on the Russell 1000(R) Growth Index please see the PBHG
  Disclosure Notes on page 121.
6 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at that month's end, November 30, 1996. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

Consumer Cyclical       18%
Financial                4%
Health Care             42%
Industrial               5%
Services                 6%
Technology              25%

% of Total Portfolio Investments in Common Stock


              TOP TEN COMMON STOCK HOLDINGS AT
                        MARCH 31, 2003

UnitedHealth Group                                8.1%
Bed, Bath & Beyond                                7.5%
Amgen                                             6.4%
Gilead Sciences                                   5.9%
Microsoft                                         5.8%
eBay                                              5.7%
Forest Laboratories                               5.7%
Pfizer                                            5.6%
Boston Scientific                                 5.6%
Wal-Mart Stores                                   5.5%
------------------------------------------------------
% of Total Portfolio Investments                 61.8%

  PBHG FUNDS

PBHG LARGE CAP GROWTH FUND
PORTFOLIO MANAGER: Michael S. Sutton, CFA

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are over $5 billion at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
    The 12-month period ended March 31, 2003 marked another year of negative returns for the stock market. Tensions in the Middle East and North Korea, rising oil prices, drooping consumer sentiment, a weak job market, and other worries all conspired to bring the equity markets down for the period. PBHG Large Cap Growth Fund PBHG Class declined 23.23% and the Advisor Class declined 23.45% for the one-year period ended March 31, 2003. The Fund's benchmarks, the S&P 500 Index and the Russell 1000(R) Growth Index, fell 24.76% and 26.76%, respectively, for the same period. While we would have liked to see better absolute returns for the Fund, we are quite pleased with our relative performance for the year, which placed us near the top of our large cap growth peer group.
    In the early part of 2002, biotech and technology stocks fared poorly, negatively impacting Fund returns. This precipitous drop did not appear to us to be driven by any discernable decline in fundamentals, but rather by valuation concerns. Broad technology stocks had a more difficult time during the period, with the PSE Technology Index(R) declining a stunning 46% between March 31 through October 9, 2002. With these stocks, the combination of poor fundamentals and historically high valuation levels were to blame. During this time, we were underweight in the technology sector, focusing our holdings on those companies where we believed business was still solid and had the opportunity to grow stronger. This strategy enhanced our performance dramatically through the end of the third quarter of 2002. However, this trend came to an abrupt end in mid-October, when investors turned their attention back to technology stocks, triggering a sharp rally. Unfortunately, the rally did not benefit portfolio holdings, particularly those in the technology sector, as the rebound was fairly narrow and generally favored the most beaten down, lowest priced stocks and companies with fundamentally poor business momentum. Ironically, many stocks that did relatively well in the first nine months of the year, such as those in the health care and defense sectors, trailed in the fourth quarter and many stocks that struggled earlier in the year did exceptionally well in the closing months of 2002. Another interesting phenomenon is that very low priced stocks rose the most through this period.
    Investors chased these poor performing low quality issues to catch the upward volatility. While we were hopeful that the October rally was a precursor of better things to come, we remained skeptical and patient for stronger evidence that technology fundamentals were beginning to improve. Our returns were impacted negatively by this underweighting, particularly our lack of exposure to the fundamentally unattractive telecommunications services companies and limited exposure to semiconductor and semiconductor capital equipment companies in the fourth quarter of 2002.
    The health care sector was another area of disappointment during the early part of the period. Although many health care names outperformed the benchmark, some specialty pharmaceutical company holdings and biotech bellwethers, such as Amgen and IDEC Pharmaceuticals, hurt the Fund's returns. However, as the year progressed, we saw some success in this sector. We increased our health care exposure, believing that the sector would soon offer additional compelling opportunities due to its solid business momentum (top line and bottom line growth), relatively high earnings visibility and straightforward and understandable business models. This was indeed the case and our increased exposure positively contributed to our performance.

Portfolio Discussion
    As with the previous year, the definition of a successful aggressive growth investment was one that declined less than the benchmark. Staying true to our aggressive growth strategy, we positioned the Fund in fast growing companies that we believed would continue to grow through these tough economic times.
    One sector that helped the Fund outperform the benchmark was consumer cyclicals. For most of the past fiscal year, robust consumer spending kept the economy from falling into a recession. Two standouts in the Fund during the period were Bed, Bath & Beyond and International Game Technology. Bed, Bath & Beyond continued to show strong growth over the past year as one of the major beneficiaries of the steady rise in the housing market and the resulting increase in remodeling and redecorating. International Game Technology has continued to benefit from the upgrade cycle of new slot machines and the growing number of states that have passed referendums to allow gambling within their boundaries. To remain competitive, casino operators are continually forced to introduce more exciting games and new technologies. Once one casino has a more exciting array of slot machines, a competitor must do the same, benefiting International Game Technology along the way.
    Also aiding Fund returns for the fiscal year was our exposure to the services sector. Online auction giant eBay and higher education service provider Apollo Group were the driving forces behind the Fund's outperformance in this sector. Both companies have consistently beat revenue and earnings forecasts and analysts continue to raise their estimates. As long as this pattern persists, we expect that both stocks will remain significant holdings for the Fund. Two other sectors that outperformed the benchmark were the energy and financial sectors. However, this was due mainly to our underweighting in these areas.
    Early in the period, our performance received a boost from positions in the defense industry, as these stocks began to feel the positive effects of increased federal spending. However, despite a fundamental outlook that did nothing but improve, defense stocks faired poorly in the second half of the year when they were sold by investors chasing the low quality rally. The Fund was negatively impacted by its positions in the industrial sector, particularly Lockheed Martin and Northrop Grumman. Many of the national defense names were hurt late in the fiscal year as investors worried that the uncertain economic outlook would limit the amount of government spending for defense-related technologies. While we do feel that some projects will join the ranks of other canceled programs, such as the Army's Crusader 155mm self-propelled howitzer, we expect many more will see expanded funding over the next several years, including missile defense, unmanned aerial vehicles, battlefield communication technologies and so-called smart bombs. We believe the cyclical nature of defense spending is just starting and typical cycles last for over six years.
    Going forward, we believe the prospects for health care and defense companies continue to look attractive due to strong earnings visibility while the technology sector remains an area of selective opportunity until we can identify signs that fundamentals are legitimately improving. As bottom-up investors, it is not our practice to make economic or market level forecasts. However, we would like to see business spending improve over consumer spending in 2003. We remain committed to our investment discipline and, given a more favorable economic backdrop, we are confident that our time-tested ability to provide attractive growth returns will prevail.

                                         PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |    X     |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                            AVERAGE ANNUAL TOTAL RETURN1
                                AS OF MARCH 31, 2003

-------------------------------------------------------------------------------------
                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return        to Date
-------------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund -
    PBHG Class2                   (23.23)%     (25.21)%       (0.75)%      10.87%
-------------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund -
    Advisor Class3                (23.45)%     (25.34)%       (0.86)%      10.80%
-------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                  THE PBHG LARGE CAP GROWTH FUND - PBHG CLASS1
                VERSUS THE S&P 500 INDEX, RUSSELL 1000(R) GROWTH
                   INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS
                                     AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                           PBHG LARGE CAP                                                                          LIPPER LARGE-CAP
                            GROWTH FUND --                                         RUSSELL 1000 (R)                  GROWTH FUNDS
                             PBHG CLASS             S&P 500 INDEX (4)              GROWTH INDEX (5)                    AVERAGE (6)
     4/5/95                    $10,000                    $10,000                        $10,000                       $10,000
     4/30/95                   $10,000                    $10,189                        $10,000                       $10,000
     5/31/95                   $10,070                    $10,595                        $10,349                       $10,315
     6/30/95                   $10,920                    $10,841                        $10,748                       $10,828
     7/31/95                   $11,740                    $11,200                        $11,195                       $11,371
     8/31/95                   $12,310                    $11,229                        $11,207                       $11,436
     9/30/95                   $13,160                    $11,702                        $11,724                       $11,829
    10/31/95                   $13,510                    $11,660                        $11,732                       $11,751
    11/30/95                   $13,720                    $12,172                        $12,188                       $12,147
    12/31/95                   $13,383                    $12,406                        $12,258                       $12,084
     1/31/96                   $14,146                    $12,828                        $12,668                       $12,408
     2/29/96                   $14,827                    $12,947                        $12,899                       $12,736
     3/31/96                   $14,992                    $13,072                        $12,916                       $12,764
     4/30/96                   $15,880                    $13,264                        $13,256                       $13,150
     5/31/96                   $16,509                    $13,606                        $13,719                       $13,537
     6/30/96                   $16,158                    $13,658                        $13,738                       $13,404
     7/31/96                   $15,023                    $13,055                        $12,933                       $12,616
     8/31/96                   $15,601                    $13,330                        $13,267                       $13,033
     9/30/96                   $16,870                    $14,080                        $14,233                       $13,907
    10/31/96                   $16,365                    $14,468                        $14,318                       $13,997
    11/30/96                   $16,994                    $15,561                        $15,393                       $14,850
    12/31/96                   $16,514                    $15,253                        $15,092                       $14,519
     1/31/97                   $17,247                    $16,205                        $16,151                       $15,396
     2/28/97                   $16,504                    $16,332                        $16,041                       $15,152
     3/31/97                   $14,727                    $15,662                        $15,173                       $14,349
     4/30/97                   $15,626                    $16,597                        $16,181                       $15,094
     5/31/97                   $17,330                    $17,606                        $17,348                       $16,152
     6/30/97                   $18,197                    $18,395                        $18,043                       $16,819
     7/31/97                   $19,860                    $19,858                        $19,638                       $18,385
     8/31/97                   $18,941                    $18,746                        $18,489                       $17,561
     9/30/97                   $20,139                    $19,772                        $19,399                       $18,492
    10/31/97                   $19,282                    $19,113                        $18,682                       $17,845
    11/30/97                   $19,365                    $19,997                        $19,475                       $18,227
    12/31/97                   $20,206                    $20,340                        $19,693                       $18,451
     1/31/98                   $19,893                    $20,565                        $20,282                       $18,731
     2/28/98                   $22,450                    $22,047                        $21,808                       $20,215
     3/31/98                   $23,681                    $23,175                        $22,677                       $21,141
     4/30/98                   $23,817                    $23,408                        $22,991                       $21,447
     5/31/98                   $23,160                    $23,006                        $22,338                       $20,894
     6/30/98                   $24,861                    $23,940                        $23,707                       $22,108
     7/31/98                   $24,621                    $23,686                        $23,550                       $21,874
     8/31/98                   $19,945                    $20,266                        $20,015                       $18,317
     9/30/98                   $21,458                    $21,564                        $21,553                       $19,550
    10/31/98                   $21,573                    $23,318                        $23,285                       $20,840
    11/30/98                   $22,993                    $24,731                        $25,056                       $22,282
    12/31/98                   $26,353                    $26,156                        $27,316                       $24,568
     1/31/99                   $27,213                    $27,250                        $28,920                       $26,099
     2/28/99                   $25,671                    $26,403                        $27,599                       $25,044
     3/31/99                   $27,447                    $27,460                        $29,052                       $26,462
     4/30/99                   $27,157                    $28,523                        $29,089                       $26,642
     5/31/99                   $26,029                    $27,850                        $28,196                       $25,851
     6/30/99                   $27,950                    $29,395                        $30,170                       $27,689
     7/31/99                   $26,933                    $28,478                        $29,212                       $26,913
     8/31/99                   $27,135                    $28,336                        $29,689                       $26,959
     9/30/99                   $27,593                    $27,559                        $29,065                       $26,722
    10/31/99                   $30,363                    $29,303                        $31,260                       $28,595
    11/30/99                   $34,284                    $29,899                        $32,947                       $30,248
    12/31/99                   $44,025                    $31,660                        $36,373                       $33,902
     1/31/00                   $44,792                    $30,069                        $34,668                       $32,614
     2/29/00                   $56,129                    $29,500                        $36,363                       $34,926
     3/31/00                   $54,509                    $32,386                        $38,966                       $36,770
     4/30/00                   $48,628                    $31,412                        $37,112                       $34,725
     5/31/00                   $44,409                    $30,767                        $35,243                       $32,826
     6/30/00                   $52,833                    $31,525                        $37,914                       $35,134
     7/31/00                   $52,876                    $31,033                        $36,333                       $34,382
     8/31/00                   $59,709                    $32,960                        $39,623                       $37,352
     9/30/00                   $56,882                    $31,220                        $35,875                       $34,861
    10/31/00                   $51,355                    $31,088                        $34,177                       $33,219
    11/30/00                   $42,661                    $28,637                        $29,139                       $28,980
    12/31/00                   $43,945                    $28,777                        $28,217                       $28,966
     1/31/01                   $44,051                    $29,798                        $30,167                       $29,765
     2/28/01                   $39,143                    $27,081                        $25,045                       $25,446
     3/31/01                   $34,584                    $25,366                        $22,320                       $22,927
     4/30/01                   $37,499                    $27,337                        $25,143                       $25,344
     5/31/01                   $37,438                    $27,520                        $24,773                       $25,116
     6/30/01                   $36,638                    $26,850                        $24,199                       $24,347
     7/31/01                   $35,264                    $26,586                        $23,594                       $23,512
     8/31/01                   $32,364                    $24,922                        $21,665                       $21,589
     9/30/01                   $28,664                    $22,909                        $19,502                       $19,434
    10/31/01                   $29,872                    $23,346                        $20,525                       $20,241
    11/30/01                   $31,835                    $25,137                        $22,497                       $22,153
    12/31/01                   $31,413                    $25,357                        $22,454                       $22,213
     1/31/02                   $30,129                    $24,987                        $22,058                       $21,731
     2/28/02                   $28,589                    $24,505                        $21,142                       $20,732
     3/31/02                   $29,706                    $25,427                        $21,874                       $21,600
     4/30/02                   $28,724                    $23,885                        $20,088                       $20,108
     5/31/02                   $27,939                    $23,709                        $19,602                       $19,669
     6/30/02                   $26,233                    $22,020                        $17,789                       $18,047
     7/31/02                   $23,741                    $20,304                        $16,811                       $16,689
     8/31/02                   $23,741                    $20,437                        $16,861                       $16,723
     9/30/02                   $22,533                    $18,216                        $15,112                       $15,214
    10/31/02                   $23,620                    $19,820                        $16,499                       $16,424
    11/30/02                   $23,710                    $20,986                        $17,395                       $17,130
    12/31/02                   $22,366                    $19,753                        $16,193                       $15,931
     1/31/03                   $22,110                    $19,236                        $15,800                       $15,603
     2/28/03                   $22,019                    $18,947                        $15,728                       $15,470
     3/31/03                   $22,804                    $19,131                        $16,020                       $15,755

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LARGE CAP GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Large Cap Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect past fee waiver and /or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Large Cap Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Large Cap Growth Fund - PBHG Class commenced operations on April 5,
  1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The average annual total return of the Advisor Class from its inception to March 31, 2003 was (25.41)%.
4 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 121.
5 For more information on the Russell 1000(R) Growth Index please see the PBHG
  Disclosure Notes on page 121.
6 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at that month's end, April 30, 1995. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

Consumer Cyclical         14%
Consumer Non-Cyclical      3%
Energy                     2%
Financial                 10%
Health Care               36%
Industrial                 4%
Services                   5%
Technology                26%

% of Total Portfolio Investments in Common Stock


            TOP TEN COMMON STOCK HOLDINGS AT
                       MARCH 31, 2003

Microsoft                                         3.4%
Pfizer                                            3.3%
Amgen                                             3.2%
Boston Scientific                                 3.1%
Johnson & Johnson                                 3.0%
UnitedHealth Group                                3.0%
Bed, Bath & Beyond                                2.9%
Forest Laboratories                               2.8%
WellPoint Health Networks                         2.8%
Wal-Mart Stores                                   2.8%
------------------------------------------------------
% of Total Portfolio Investments                 30.3%

  PBHG FUNDS

PBHG LIMITED FUND
PORTFOLIO MANAGER: Peter J. Niedland, CFA
THIS FUND IS CURRENTLY OFFERED ONLY TO EXISTING SHAREHOLDERS.

Portfolio Profile
OBJECTIVE:  Long-term capital appreciation.

INVESTS IN: Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small sized companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $250 million or less at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the twelve months ended March 31, 2003, PBHG Limited Fund returned -40.53% underperforming the return of -31.63% for its benchmark, the Russell 2000(R) Growth Index. While this outcome is very disappointing, the reason for it is straightforward and explainable. As a relatively aggressive growth fund, we were overweighted in the riskiest sector of the Index and underweighted (or had zero weight) in the least-risky sectors of the Index. During a period in which investors demanded much higher risk premiums, this positioning detracted from performance.
    As growth investors, we understand risk. It is measurable; it is definable. Uncertainty, on the other hand, is something that is hard to define. In uncertain times, as we have witnessed, people are more inclined to avoid risk, especially in their investment portfolios. In response, they often require a higher premium to bear additional risk, such as that exhibited by small-cap growth stocks. And that, in our opinion, is exactly what has happened during the last fiscal year, driving the performance of these stocks down.
    During the past twelve months, equity markets tried to measure the sustainability of an economic recovery amid persistent business weakness, soaring oil prices, rising unemployment, abysmal capital spending and flickering consumer spending. Of course, war and national security issues only fueled the uncertainty.
    March of 2003 marked the inauspicious three-year anniversary of the bursting of the "bubble" -- not just the Internet bubble, as it's commonly called, but the "irrational exuberance" bubble. While few investors were surprised when the market began to correct some of the excesses of the late 1990's, almost no one predicted a bear market of this size and duration. It is clear now that small-cap growth stocks were at the epicenter of this dramatically bearish market.
    Of course, astute investors know that investing style and strategies cycle in and out of favor. One component of our investment process has been particularly out-of-favor for most of the last three years -- that is, earnings surprise. Companies that produced positive surprises in earnings or revenue growth (e.g., actual results exceeding consensus expectations) were not rewarded by the markets as they had been in prior periods. Burned by the bubble years and ensuing corporate accounting scandals, investors have been skeptical about good news, or at least the sustainability thereof. In response, they have lumped all growth stocks together, demanding higher risk premiums for all of them, even those with positive earnings surprises.

Portfolio Discussion
    One of the leading drivers of the Fund's underperformance was our overweight position in the technology sector. The sector has been even more volatile than small-caps overall, but the trend was definitely down for most of the period, with technology stocks in the Index declining significantly. Companies with good fundamentals were pulled down with the bad. Our holdings in semiconductor-related businesses had some of the greatest negative impact on performance during the fiscal year. Some poor performers in this area were ChiPAC, a semiconductor packager, and Simple Tech, an independent provider of standard and custom memory solutions.
    During the year our lack of exposure to energy, utilities and basic materials, hurt our performance. Additionally, we had virtually no exposure to the financial sector, which posted some of the best relative performance in the Index.
    Because of the very weak performance of some retailers, we underperformed the Index in the consumer cyclical segment of the market. Consumer non-durables demonstrated strong performance, specifically our selection of organic grocer Whole Foods Market, but at a relatively small weight it did not help the overall return materially. Education stock boosted performance in the services sector. In particular Corinthian Colleges and Career Education were strong performers. Two selections in the business services area, eResearch Technology and ASK Jeeves, also produced positive results.
    Clearly, an upswing in confidence rests upon a steadier diet of improving economic and geopolitical news. We believe better relative earnings will drive better relative performance. Relative valuations within the small-cap growth sector remain below the valuation low-points reached in the 1990-91 cycle. Our commitment to young, innovative, emerging growth companies remains unwavering. The duration and severity of this bear market has actually made us more resolute in the pursuit of this country's fastest growing companies. We believe that historical precedent, valuations, increased surprise potential, and under-appreciated growth rates beg investors to take notice.

                                                   PBHG FUNDS

                                                               PBHG LIMITED FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.

                       AVERAGE ANNUAL TOTAL RETURN1
                           AS OF MARCH 31, 2003

-----------------------------------------------------------------------------------
                               One        Annualized     Annualized     Annualized
                              Year          3 Year         5 Year        Inception
                             Return         Return         Return        to Date2
-----------------------------------------------------------------------------------
  PBHG Limited Fund -
      PBHG Class            (40.53)%       (30.00)%        (6.25)%         0.83%
-----------------------------------------------------------------------------------


                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                 INVESTMENT IN THE PBHG LIMITED FUND1 VERSUS THE
              RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP
                              GROWTH FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                                                     RUSSELL 2000 (R)                    LIPPER SMALL-CAP GROWTH
                               PBHG LIMITED FUND                     GROWTH INDEX (3)                       FUNDS AVERAGE (4)
 6/30/96                             $10,000                              $10,000                                  $10,000
 7/31/96                             $9,950                               $8,779                                   $8,989
 8/31/96                             $10,320                              $9,429                                   $9,584
 9/30/96                             $11,010                              $9,915                                   $10,199
10/31/96                             $10,570                              $9,487                                   $9,842
11/30/96                             $10,560                              $9,751                                   $10,026
12/31/96                             $11,082                              $9,941                                   $10,124
 1/31/97                             $11,273                              $10,189                                  $10,378
 2/28/97                             $10,048                              $9,574                                   $9,727
 3/31/97                             $9,085                               $8,898                                   $9,092
 4/30/97                             $8,984                               $8,795                                   $8,965
 5/31/97                             $10,741                              $10,117                                  $10,208
 6/30/97                             $11,454                              $10,460                                  $10,792
 7/31/97                             $12,016                              $10,996                                  $11,529
 8/31/97                             $12,257                              $11,326                                  $11,738
 9/30/97                             $13,622                              $12,230                                  $12,674
10/31/97                             $13,070                              $11,496                                  $12,041
11/30/97                             $12,809                              $11,222                                  $11,813
12/31/97                             $12,864                              $11,228                                  $11,864
 1/31/98                             $12,708                              $11,078                                  $11,703
 2/28/98                             $13,756                              $12,056                                  $12,677
 3/31/98                             $14,606                              $12,562                                  $13,325
 4/30/98                             $14,720                              $12,639                                  $13,446
 5/31/98                             $13,621                              $11,721                                  $12,567
 6/30/98                             $14,057                              $11,841                                  $12,876
 7/31/98                             $13,154                              $10,852                                  $11,977
 8/31/98                             $10,509                              $8,347                                   $9,437
 9/30/98                             $11,691                              $9,193                                   $10,139
10/31/98                             $11,681                              $9,673                                   $10,556
11/30/98                             $12,770                              $10,423                                  $11,449
12/31/98                             $14,542                              $11,366                                  $12,685
 1/31/99                             $15,053                              $11,877                                  $13,053
 2/28/99                             $13,422                              $10,791                                  $11,894
 3/31/99                             $12,998                              $11,175                                  $12,477
 4/30/99                             $12,965                              $12,162                                  $13,055
 5/31/99                             $13,966                              $12,181                                  $13,168
 6/30/99                             $15,989                              $12,823                                  $14,355
 7/31/99                             $15,380                              $12,426                                  $14,337
 8/31/99                             $15,358                              $11,962                                  $14,164
 9/30/99                             $16,663                              $12,192                                  $14,524
10/31/99                             $18,077                              $12,505                                  $15,344
11/30/99                             $20,524                              $13,827                                  $17,261
12/31/99                             $24,968                              $16,264                                  $20,426
 1/31/00                             $24,821                              $16,113                                  $20,232
 2/29/00                             $32,988                              $19,861                                  $25,238
 3/31/00                             $30,840                              $17,774                                  $23,898
 4/30/00                             $26,583                              $15,979                                  $21,269
 5/31/00                             $23,407                              $14,580                                  $19,506
 6/30/00                             $29,946                              $16,463                                  $22,750
 7/31/00                             $27,677                              $15,052                                  $21,282
 8/31/00                             $30,787                              $16,636                                  $23,745
 9/30/00                             $31,093                              $15,809                                  $22,852
10/31/00                             $27,704                              $14,526                                  $21,353
11/30/00                             $21,645                              $11,888                                  $17,629
12/31/00                             $23,255                              $12,616                                  $19,106
 1/31/01                             $23,758                              $13,637                                  $19,610
 2/28/01                             $19,914                              $11,768                                  $16,953
 3/31/01                             $17,581                              $10,698                                  $15,295
 4/30/01                             $20,474                              $12,008                                  $17,190
 5/31/01                             $21,015                              $12,286                                  $17,562
 6/30/01                             $21,537                              $12,621                                  $18,064
 7/31/01                             $19,932                              $11,544                                  $16,998
 8/31/01                             $18,383                              $10,823                                  $15,970
 9/30/01                             $15,155                              $9,077                                   $13,501
10/31/01                             $16,666                              $9,950                                   $14,617
11/30/01                             $18,141                              $10,780                                  $15,766
12/31/01                             $19,035                              $11,452                                  $16,731
 1/31/02                             $18,108                              $11,044                                  $16,211
 2/28/02                             $15,667                              $10,329                                  $15,120
 3/31/02                             $17,786                              $11,227                                  $16,281
 4/30/02                             $16,102                              $10,984                                  $15,791
 5/31/02                             $14,494                              $10,342                                  $14,997
 6/30/02                             $13,188                              $9,465                                   $13,906
 7/31/02                             $11,448                              $8,010                                   $11,948
 8/31/02                             $11,145                              $8,007                                   $11,941
 9/30/02                             $9,972                               $7,428                                   $11,159
10/31/02                             $11,239                              $7,804                                   $11,640
11/30/02                             $13,056                              $8,578                                   $12,542
12/31/02                             $11,012                              $7,986                                   $11,708
 1/31/03                             $10,842                              $7,769                                   $11,408
 2/28/03                             $10,539                              $7,562                                   $11,064
 3/31/03                             $10,577                              $7,676                                   $11,241

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LIMITED FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Limited Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Limited Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results. Peter J. Niedland began managing the Fund on January 1, 2003.
2 The PBHG Limited Fund commenced operations on June 28, 1996.
3 For more information on the Russell 2000(R) Growth Index please see the PBHG
  Disclosure Notes on page 121.
4 The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds
  Average at that month's end, June 30, 1996. For more information on the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

Consumer Cyclical    13%
Energy                1%
Financial             1%
Health Care          23%
Industrial            6%
Services             13%
Technology           43%

% of Total Portfolio Investments in Common Stock


           TOP TEN COMMON STOCK HOLDINGS AT
                    MARCH 31, 2003

Silicon Laboratories                              2.7%
Marvell Technology Group                          2.6%
Martek Biosciences                                2.5%
Cognizant Technology Solutions                    2.5%
Emulex                                            2.4%
NetScreen Technologies                            2.4%
Power Integrations                                2.4%
Lam Research                                      2.3%
Adtran                                            2.3%
Corporate Executive Board                         2.1%
------------------------------------------------------
% of Total Portfolio Investments                 24.2%

  PBHG FUNDS

PBHG NEW OPPORTUNITIES FUND

PORTFOLIO MANAGER: Gary L. Pilgrim, CFA
THIS FUND IS CURRENTLY OFFERED ONLY TO EXISTING SHAREHOLDERS.

Portfolio Profile
OBJECTIVE: Capital appreciation

INVESTS IN: Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of companies in economic sectors which Pilgrim Baxter believes have above-average long-term growth potential.

STRATEGY: The Fund's strategy is to invest in growth securities in sectors that Pilgrim Baxter believes have above-average long-term growth potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $1 billion or less at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the year ended March 31, 2003, the Fund's total return was -29.80% versus returns of -31.63% for the Russell 2000(R) Growth Index and -30.80% for the average of all funds classified as small-cap growth funds by Lipper, Inc. While our performance placed the Fund in the top 50% of similar funds according to Lipper, it was another difficult period for growth investing. The expectation of a rebound in growth which was forecasted by many to occur in the later half of 2002, slipped away as the projected economic recovery continued to languish. In a reflection of this disappointment, all of the major indices posted lower lows compared to the previous year which ended March 31, 2002.
    Additional uncertainties fostered concern regarding a potential rebound in stock prices. As it became more of a certainty that the U.S. was going to enter into further military activity, consumer sentiment tumbled and geopolitical risks heightened toward the end of the year. These uncertainties caused budget reductions and further delayed corporate spending. We are hopeful that a successful war in Iraq will instill some confidence and provide a catalyst for spending.
    Most of the Fund's outperformance during the period can be attributed to stock selection as well as decreased exposure to companies posting negative earnings surprises relative to last year. This is most apparent in health care where the Fund greatly outperformed its benchmark. Services investments also did well compared to the benchmark.
    While this year was equally as difficult as the last for small cap growth investing, our focus remains clear as we continue to seek to invest in companies exhibiting strong fundamentals, superior growth, and the ability to outperform expectations. Despite the ongoing volatility of the stock market and the despair voiced by pundits and Wall Street professionals, these outstanding investment opportunities continue to exist.

Portfolio Discussion
    While the Fund was overweight to the technology sector relative to the benchmark, our exposure was limited when compared to last year's position, as more consistent growth companies with tangible evidence of potential for revenue and earnings acceleration were discovered in sectors such as health care and services. In fact, five of the top ten contributors to the Fund's performance came from these two sectors.
    During the year, our weighting in the health care sector increased due not only to an increase in holdings but also overall performance. Two standout health care holdings, Biosite and Advanced Neuromodulation Systems, were added during the year and are now among the Fund's top performers.
    New holdings in the services sector that contributed positively to the Fund's performance include The Advisory Board Company, which provides business strategy research and analysis to the health care industry and Kroll, a global risk consulting firm. These investments helped fill the void left by two successful large holdings that no longer meet the market cap constraints of the Fund, Corinthian Colleges and Career Education. Overall, the Fund's exposure to services stayed about the same, but remained well above that of its benchmark.
    The industrial and technology sectors accounted for most of our losses during the year. Six of the ten worst performing stocks, including Cymer, Photon Dynamics, and Itron, came from these two sectors. Generally, these companies were overexposed to areas of technology that were overwhelmed by reduced capital spending, as customers looked to conserve cash during uncertain times.
    Despite the Fund's outperformance relative to the benchmark, we continue to strive to deliver better returns to our shareholders regardless of the market's performance. We remain steadfast in the belief that our discipline will ultimately reward our shareholders and promise you our continued best efforts in the future.

                                         PBHG FUNDS

                                                     PBHG NEW OPPORTUNITIES FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.

                         AVERAGE ANNUAL TOTAL RETURN1
                             AS OF MARCH 31, 2003

-----------------------------------------------------------------------------------
                                          One         Annualized        Annualized
                                         Year           3 Year           Inception
                                        Return          Return           to Date2
-----------------------------------------------------------------------------------

  PBHG New Opportunities Fund -
      PBHG Class                       (29.80)%        (32.97)%           22.48%
-----------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
             IN THE PBHG NEW OPPORTUNITIES FUND1 VERSUS THE RUSSELL
              2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH
                                 FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                    PBHG NEW                        RUSSELL 2000 (R)                        LIPPER SMALL-CAP
                                 OPPORTUNITIES                      GROWTH INDEX (3)                   GROWTH FUNDS AVERAGE (4)
 2/12/99                             $10,000                              $10,000                                  $10,000
 2/28/99                             $10,399                              $14,461                                  $10,000
 3/31/99                             $12,182                              $14,976                                  $10,490
 4/30/99                             $12,618                              $16,299                                  $10,976
 5/31/99                             $13,306                              $16,324                                  $11,071
 6/30/99                             $17,944                              $17,184                                  $12,069
 7/31/99                             $19,519                              $16,653                                  $12,054
 8/31/99                             $19,808                              $16,030                                  $11,908
 9/30/99                             $20,355                              $16,339                                  $12,211
10/31/99                             $25,769                              $16,758                                  $12,901
11/30/99                             $34,645                              $18,530                                  $14,512
12/31/99                             $53,900                              $21,796                                  $17,174
 1/31/00                             $56,972                              $21,593                                  $17,010
 2/29/00                             $85,782                              $26,617                                  $21,219
 3/31/00                             $76,739                              $23,819                                  $20,092
 4/30/00                             $55,596                              $21,414                                  $17,882
 5/31/00                             $52,462                              $19,539                                  $16,400
 6/30/00                             $69,860                              $22,063                                  $19,127
 7/31/00                             $55,838                              $20,172                                  $17,893
 8/31/00                             $62,904                              $22,294                                  $19,963
 9/30/00                             $61,935                              $21,186                                  $19,213
10/31/00                             $59,668                              $19,467                                  $17,952
11/30/00                             $44,575                              $15,932                                  $14,821
12/31/00                             $51,376                              $16,907                                  $16,063
 1/31/01                             $50,406                              $18,275                                  $16,488
 2/28/01                             $41,341                              $15,770                                  $14,253
 3/31/01                             $35,012                              $14,336                                  $12,860
 4/30/01                             $37,281                              $16,092                                  $14,453
 5/31/01                             $38,101                              $16,464                                  $14,765
 6/30/01                             $39,929                              $16,913                                  $15,187
 7/31/01                             $35,251                              $15,470                                  $14,291
 8/31/01                             $32,667                              $14,504                                  $13,427
 9/30/01                             $26,703                              $12,164                                  $11,351
10/31/01                             $30,107                              $13,334                                  $12,290
11/30/01                             $31,570                              $14,447                                  $13,256
12/31/01                             $35,604                              $15,347                                  $14,067
 1/31/02                             $34,230                              $14,801                                  $13,629
 2/28/02                             $30,170                              $13,843                                  $12,712
 3/31/02                             $32,919                              $15,046                                  $13,688
 4/30/02                             $31,557                              $14,720                                  $13,276
 5/31/02                             $30,498                              $13,860                                  $12,608
 6/30/02                             $28,683                              $12,684                                  $11,692
 7/31/02                             $24,333                              $10,735                                  $10,046
 8/31/02                             $24,005                              $10,730                                  $10,040
 9/30/02                             $22,555                              $9,955                                   $9,382
10/31/02                             $24,409                              $10,458                                  $9,786
11/30/02                             $26,968                              $11,495                                  $10,545
12/31/02                             $24,850                              $10,702                                  $9,844
 1/31/03                             $24,308                              $10,412                                  $9,592
 2/28/03                             $23,072                              $10,134                                  $9,302
 3/31/03                             $23,110                              $10,287                                  $9,451

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG NEW OPPORTUNITIES FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG New Opportunities Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG New Opportunities Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG New Opportunities Fund commenced operations on February 12, 1999.
3 For more information on the Russsel 2000(R) Growth Index please see the PBHG
  Disclosure Notes on page 121.
4 The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds
  Average at that month's end, February 28, 1999. For more information on the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

PBHG NEW OPPORTUNITIES FUND
Consumer Cyclical    12%
Health Care          36%
Industrial           11%
Services             23%
Technology           18%

% of Total Portfolio Investments in Common Stock


            TOP TEN COMMON STOCK HOLDINGS AT
                      MARCH 31, 2003

Advanced Neuromodulation Systems                  4.6%
Advisory Board                                    4.4%
Biosite                                           4.3%
Engineered Support Systems                        4.2%
Kroll                                             4.1%
Curative Health Services                          4.0%
eResearch Technology                              4.0%
FTI Consulting                                    3.8%
Odyssey HealthCare                                3.7%
United Surgical Partners International            3.7%
-------------------------------------------------------
% of Total Portfolio Investments                 40.8%

  PBHG FUNDS

PBHG SELECT EQUITY FUND*
PORTFOLIO MANAGERS: Michael S. Sutton, CFA, Greg Chodaczek

Portfolio Profile
OBJECTIVE:  Long-term growth of capital

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
    The 12-month period ended March 31, 2003 marked another year of negative returns for the stock market. Tensions in the Middle East and North Korea, rising oil prices, drooping consumer sentiment, a weak job market, and other worries all conspired to bring the equity markets down for the period. PBHG Select Equity Fund declined 30.91% for the one-year period ended March 31, 2003. The Fund's benchmark, the S&P 500 Index, lost 24.76% for the same period.
    In the early part of 2002, biotech and technology stocks fared poorly, negatively impacting Fund returns. Evidence of this could be seen in the American Exchange Biotech Index, which declined over 40% from March 31 to July 11, 2002. This precipitous drop did not appear to us to be driven by any discernable decline in fundamentals, but rather by valuation concerns. Broad technology stocks had a more difficult time during the period, with the PSE Technology Index(R) declining a stunning 46% between March 31 through October 9, 2002. With these stocks, the combination of poor fundamentals and historically high valuation levels were to blame. During this time, we were underweight in the technology sector, focusing our holdings on those companies where we believed business was still solid and had the opportunity to grow stronger. This strategy enhanced our performance dramatically through the end of the third quarter of 2002. However, this trend came to an abrupt end in mid-October, when investors turned their attention back to technology stocks, triggering a sharp rally. Unfortunately, the rally did not benefit portfolio holdings, particularly those in the technology sector, as the rebound was fairly narrow and generally favored the most beaten down, lowest priced stocks and companies with fundamentally poor business momentum. Ironically, many stocks that did relatively well in the first nine months of the year, such as those in the health care and defense sectors, trailed in the fourth quarter and many stocks that struggled earlier in the year did exceptionally well in the closing months of 2002. Another interesting phenomenon is that very low priced stocks rose the most through this period.
    Investors chased these poor performing low quality issues to catch the upward volatility. While we were hopeful that the October rally was a precursor of better things to come, we remained skeptical and patient for stronger evidence that technology fundamentals were beginning to improve. Our returns were impacted negatively by this underweighting, particularly our lack of exposure to the fundamentally unattractive telecommunications services companies and limited exposure to semiconductor and semiconductor capital equipment companies in the fourth quarter of 2002.
    The health care sector was another area of disappointment during the early part of the period. Although many health care names outperformed the benchmark, some specialty pharmaceutical company holdings and biotech bellwethers, such as Gilead Sciences and IDEC Pharmaceuticals, hurt the Fund's returns. However, as the year progressed, we saw some success in this sector. We increased our health care exposure, believing that the sector would soon offer additional compelling opportunities due to its solid business momentum (top line and bottom line growth), relatively high earnings visibility and straightforward and understandable business models. This was indeed the case and our increased exposure positively contributed to our performance.

Portfolio Discussion
    As with the previous year, the definition of a successful aggressive growth investment was one that declined less than the benchmark. Staying true to our aggressive growth strategy, we positioned the Fund in fast growing companies that we believed would continue to grow through these tough economic times.
    Driven by strong consumer spending throughout most of the past year, consumer cyclical stocks helped the Fund to outperform relative to the benchmark. In particular, one holding that stood out in the Fund for the period was Coach. Coach is one of only a handful of consumer stocks that has continued to meet or beat analysts' estimates during these challenging economic times. While we are not sure if consumers' robust spending habits can continue to support the limping economy, we do feel that Coach has the name brand recognition and market share to be one of the few consumer brands able to march through this bumpy economic stretch relatively unscathed. Two other areas within the Fund that also outperformed relative to the benchmark were the energy and financial sectors.
However, this was due mainly to our underweighting in these areas.
    During the first half of the year, our results also benefited from holdings in the defense industry, which began to feel the positive effects of increased federal spending. However, these stocks, despite a fundamental outlook that did nothing but improve, faired poorly in the second half of the year when they were sold by investors chasing the low quality rally. The Fund was negatively impacted by its positions in the industrial sector, particularly L3 Communications and Alliant Techsystems. Many of the national defense names were hurt late in the fiscal year as investors worried that the uncertain economic outlook would limit the amount of government spending for defense-related technologies. While we do feel that some projects will join the ranks of other canceled programs, such as the Army's Crusader 155mm self-propelled howitzer, we expect many more will see expanded funding over the next several years, including missile defense, unmanned aerial vehicles, battlefield communication technologies and so-called smart bombs. We believe the cyclical nature of defense spending is just starting and typical cycles last for over six years.
    Going forward, we believe the prospects for health care and defense companies continue to look attractive due to strong earnings visibility while the technology sector remains an area of selective opportunity until we can identify signs that fundamentals are legitimately improving. As bottom-up investors, it is not our practice to make economic or market level forecasts. However, we would like to see business spending improve over consumer spending in 2003. We remain committed to our investment discipline and, given a more favorable economic backdrop, we are confident that our time-tested ability to provide attractive growth returns will prevail.


----------------------
* Effective April 1, 2003, PBHG Select Equity Fund was renamed PBHG Select Growth Fund.

                                              PBHG FUNDS

                                                         PBHG SELECT EQUITY FUND


           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |    X     |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                           AVERAGE ANNUAL TOTAL RETURN1
                               AS OF MARCH 31, 2003

-------------------------------------------------------------------------------------
                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
-------------------------------------------------------------------------------------
  PBHG Select Equity Fund -
      PBHG Class                  (30.91)%     (40.43)%      (5.00)%        8.60%
-------------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN THE PBHG SELECT EQUITY FUND1 VERSUS THE S&P
                 500 INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS
                                     AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                  PBHG SELECT                                                            LIPPER MULTI-CAP GROWTH
                                  EQUITY FUND                      S&P 500 INDEX (3)                         FUNDS AVERAGE (4)
 4/5/95                              $10,000                              $10,000                                  $10,000
 4/30/95                             $10,210                              $10,189                                  $10,000
 5/31/95                             $10,620                              $10,595                                  $10,269
 6/30/95                             $11,930                              $10,841                                  $10,983
 7/31/95                             $13,680                              $11,201                                  $11,803
 8/31/95                             $14,240                              $11,229                                  $11,944
 9/30/95                             $14,850                              $11,702                                  $12,314
10/31/95                             $15,300                              $11,661                                  $12,068
11/30/95                             $15,690                              $12,172                                  $12,487
12/31/95                             $15,836                              $12,406                                  $12,480
 1/31/96                             $16,184                              $12,828                                  $12,622
 2/29/96                             $17,382                              $12,947                                  $13,072
 3/31/96                             $17,690                              $13,072                                  $13,179
 4/30/96                             $19,206                              $13,265                                  $13,939
 5/31/96                             $20,804                              $13,606                                  $14,413
 6/30/96                             $20,015                              $13,658                                  $13,948
 7/31/96                             $18,059                              $13,055                                  $12,740
 8/31/96                             $19,257                              $13,331                                  $13,393
 9/30/96                             $21,562                              $14,080                                  $14,395
10/31/96                             $20,322                              $14,468                                  $14,237
11/30/96                             $20,793                              $15,561                                  $14,916
12/31/96                             $20,269                              $15,253                                  $14,646
 1/31/97                             $20,765                              $16,205                                  $15,440
 2/28/97                             $18,324                              $16,332                                  $14,691
 3/31/97                             $16,461                              $15,663                                  $13,811
 4/30/97                             $16,927                              $16,597                                  $14,105
 5/31/97                             $19,203                              $17,607                                  $15,514
 6/30/97                             $19,979                              $18,395                                  $16,101
 7/31/97                             $21,852                              $19,858                                  $17,680
 8/31/97                             $20,765                              $18,747                                  $17,330
 9/30/97                             $22,804                              $19,773                                  $18,486
10/31/97                             $21,231                              $19,113                                  $17,639
11/30/97                             $20,600                              $19,997                                  $17,569
12/31/97                             $21,655                              $20,340                                  $17,664
 1/31/98                             $21,221                              $20,565                                  $17,724
 2/28/98                             $23,383                              $22,047                                  $19,250
 3/31/98                             $24,987                              $23,176                                  $20,243
 4/30/98                             $24,935                              $23,409                                  $20,542
 5/31/98                             $23,476                              $23,007                                  $19,639
 6/30/98                             $26,466                              $23,941                                  $20,829
 7/31/98                             $24,325                              $23,686                                  $20,246
 8/31/98                             $19,596                              $20,266                                  $16,656
 9/30/98                             $21,490                              $21,564                                  $18,153
10/31/98                             $20,196                              $23,318                                  $19,057
11/30/98                             $21,707                              $24,732                                  $20,685
12/31/98                             $25,773                              $26,157                                  $23,436
 1/31/99                             $26,115                              $27,251                                  $25,191
 2/28/99                             $23,745                              $26,404                                  $23,740
 3/31/99                             $26,829                              $27,460                                  $25,435
 4/30/99                             $25,897                              $28,524                                  $26,010
 5/31/99                             $24,790                              $27,850                                  $25,464
 6/30/99                             $26,942                              $29,396                                  $27,412
 7/31/99                             $26,363                              $28,479                                  $26,954
 8/31/99                             $28,318                              $28,336                                  $27,216
 9/30/99                             $29,157                              $27,560                                  $27,428
10/31/99                             $35,023                              $29,304                                  $29,496
11/30/99                             $44,490                              $29,899                                  $32,443
12/31/99                             $67,241                              $31,660                                  $38,282
 1/31/00                             $70,543                              $30,070                                  $37,318
 2/29/00                            $101,120                              $29,501                                  $43,669
 3/31/00                             $91,437                              $32,387                                  $43,394
 4/30/00                             $71,213                              $31,412                                  $39,354
 5/31/00                             $63,034                              $30,768                                  $36,576
 6/30/00                             $86,290                              $31,526                                  $40,657
 7/31/00                             $83,575                              $31,033                                  $39,515
 8/31/00                             $97,524                              $32,961                                  $43,929
 9/30/00                             $89,239                              $31,221                                  $41,627
10/31/00                             $77,124                              $31,089                                  $38,567
11/30/00                             $51,729                              $28,638                                  $31,957
12/31/00                             $50,732                              $28,778                                  $32,471
 1/31/01                             $52,922                              $29,799                                  $33,585
 2/28/01                             $40,987                              $27,082                                  $28,148
 3/31/01                             $32,706                              $25,366                                  $24,877
 4/30/01                             $37,677                              $27,337                                  $27,895
 5/31/01                             $37,369                              $27,520                                  $27,604
 6/30/01                             $37,246                              $26,851                                  $27,188
 7/31/01                             $33,887                              $26,586                                  $25,771
 8/31/01                             $30,072                              $24,922                                  $23,529
 9/30/01                             $25,815                              $22,910                                  $20,357
10/31/01                             $27,341                              $23,346                                  $21,630
11/30/01                             $30,220                              $25,137                                  $23,812
12/31/01                             $30,011                              $25,358                                  $24,179
 1/31/02                             $28,510                              $24,988                                  $23,482
 2/28/02                             $26,639                              $24,506                                  $22,104
 3/31/02                             $27,981                              $25,428                                  $23,291
 4/30/02                             $26,492                              $23,886                                  $21,912
 5/31/02                             $25,286                              $23,710                                  $21,268
 6/30/02                             $23,243                              $22,021                                  $19,360
 7/31/02                             $21,078                              $20,304                                  $17,664
 8/31/02                             $20,401                              $20,438                                  $17,578
 9/30/02                             $19,195                              $18,216                                  $16,200
10/31/02                             $20,598                              $19,820                                  $17,410
11/30/02                             $21,312                              $20,986                                  $18,484
12/31/02                             $19,823                              $19,754                                  $17,074
 1/31/03                             $18,937                              $19,236                                  $16,857
 2/28/03                             $18,986                              $18,947                                  $16,692
 3/31/03                             $19,331                              $19,131                                  $16,949

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SELECT EQUITY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Select Equity Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect past fee waiver and /or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Select Equity Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Select Equity Fund commenced operations on April 5, 1995.
3 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 121.
4 The chart assumes $10,000 invested in the Lipper Multi-Cap
  Growth Funds Average at that month's end, April 30, 1995. For more information on the Lipper Multi-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Consumer Cyclical        8%
Energy                   4%
Financial                8%
Health Care             29%
Industrial               7%
Services                 6%
Technology              38%

% of Total Portfolio Investments in Common Stock


            TOP TEN COMMON STOCK HOLDINGS AT
                      MARCH 31, 2003

Apollo Group, Cl A                                5.6%
Coach                                             5.5%
Forest Laboratories                               5.3%
Varian Medical Systems                            5.3%
Checkfree                                         5.0%
Countrywide Financial                             4.7%
Teva Pharmaceutical Industries ADR                4.4%
Boston Scientific                                 4.4%
Intel                                             4.4%
Microsoft                                         4.2%
------------------------------------------------------
% of Total Portfolio Investments                 48.8%

  PBHG FUNDS

PBHG CLIPPER FOCUS FUND
PORTFOLIO MANAGERS: James Gipson, Douglas Grey, Peter Quinn, Michael Sandler, Bruce Veaco

Portfolio Profile
OBJECTIVE:  Long-term capital growth

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests for the long-term in equity securities whose share price trades below Pacific Financial Research, Inc.'s (PFR) estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued.

STRATEGY: The Fund's strategy is to invest in between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects cash reserves to be less than 5% of the total assets of the Fund. The Fund may also invest in special situations. A special situation may arise when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company, such as events that could change or temporarily hamper the ongoing operations of the company.

Performance
    Like the Mississippi, the bear market in stocks just keeps rolling along. Three years -- a long three years -- have passed since the stock market hit its all-time peak. We are disappointed to report that in the difficult market conditions of the fiscal year ended March 31, 2003, PBHG Clipper Focus Fund returned -25.73% versus a return -24.76% for its benchmark, the S&P 500 Index.
    We have come to recognize that bear markets not only change asset prices, but they can also change human behavior. We believe that modesty is the order of times. Pride is no longer fashionable. Weak stock prices produce modesty among investment managers. Weak profits should be a source of modesty for corporate managers, too.
    To that end, the dot-com companies were the first to go. Most of them never had any profits anyway, so they simply disappeared when they ran out of cash. Next to go were technology companies whose profits were puffed up by the great capital-spending boom of the late 1990s, fueled in part by those now departed dot-coms. Now profit malaise is spreading to many other companies that have no connection to the "irrational exuberance" of those `bubble' years. Sluggish economic growth, less pricing power and a more competitive environment are combining to make sustainable profit growth a rare commodity.

Portfolio Discussion
    As value managers, we invest in two basic kinds of inexpensive stocks: boring companies that the market ignores and controversial companies that the market abhors. The three most controversial stocks that were in the portfolio during the last fiscal year were Tyco International, Tenet Healthcare, and El Paso.
    The good news about Tyco is the likelihood that it will work out well from here. Dennis Kozlowski, Tyco's former CEO who replaced Enron's Ken Lay as the media's favorite target, is long gone. The company's new managers are trying to become exemplars of good corporate governance. As investor attention shifts from past scandals to future profits, Tyco is starting to look like a company with good businesses, dominant market shares, cash generating capability, and a cheap stock price. In hindsight, however, we bought Tyco too soon.
    Also with the benefit of hindsight, we seem to have bought Tenet Healthcare at just the right time. The major controversy surrounding this company, which operates hospitals and other healthcare facilities, is the amount of `outlier' payments (additional reimbursements for very sick patients) it charges to Medicare. Indeed, we anticipate that future profits from that source likely will decline. However, what often is overlooked in this controversy is that hospital admissions, after declining for years, are rising now due to an expanding and aging population. We are optimistic that Tenet will reward investors in the long term.
    In contrast, El Paso has the widest range of potential outcomes. It has good pipelines and gas producing assets, which we believe to be worth much more than the current price of its stock. Moreover, it is enjoying a windfall from today's high gas prices. Nevertheless, there are some serious concerns on the negative side. For one thing, too much of El Paso's debt has short maturities. While some of this is due to the short-term cash collateral requirements of gas hedging contracts, the company's balance sheet is stretched in the meantime. For another thing, El Paso ventured into energy trading like many of its Texas peers. The company is unwinding those trades, but that process takes time. Lastly, some of the company's justifiably disgruntled investors have begun a serious proxy fight.
    Based on present facts, we believe all three of these stocks will work out well. We recognize, however, that occasionally we will be wrong in calculating the risk and return of controversial stocks. We also recognize that controversial stocks can create discomfort for our shareholders, but that is part of the territory for a contrarian value investor. To lessen any possible discomfort, we want to point out that we use two techniques to manage risk rationally: 1.) We only buy stocks that we believe have a large margin of safety, and 2.) We diversify the risks in the portfolio (e.g., the liquidity risk facing El Paso has nothing to do with Medicare payments to Tenet).
    We also want to reiterate what is stated in the strategy section above -- that we rely on extensive fundamental research to make our portfolio management decisions. We dig deeply into the companies in which we invest. For instance, we consider employee stock options when valuing stocks. We believe that the failure to consider option-related costs can lead investors to make bad judgments, not only about the profitability of a company, but also about how much of the company the current shareholders really own. We consider pension obligations, too, since they are a very real and often understated liability that has a claim on corporate cash flow that is senior to the claim of shareholders.
    And, as we reminded you this time last year, we are focused on long-term investment results. We urge you to do the same. Thank you for your confidence in PBHG Clipper Focus Fund.

                                             PBHG FUNDS

                                                         PBHG CLIPPER FOCUS FUND


           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|    X      |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.

                           AVERAGE ANNUAL TOTAL RETURN1
                               AS OF MARCH 31, 2003
--------------------------------------------------------------------------------
                                     One            Annualized         Annualized
                                    Year              3 Year            Inception
                                   Return             Return            to Date(2)
----------------------------------------------------------------------------------
  PBHG Clipper Focus Fund -
      PBHG Class                  (25.73)%            11.37%              9.28%
----------------------------------------------------------------------------------

            COMPARISONOF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN THE PBHG CLIPPER FOCUS FUND1 VERSUS THE S&P
                 500 INDEX AND THE LIPPER MULTI-CAP VALUE FUNDS
                                     AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                  PBHG CLIPPER                                                           LIPPER MULTI-CAP VALUE
                                   FOCUS FUND                       S&P 500 INDEX (3)                       FUNDS AVERAGE (4)
 9/10/98                             $10,000                              $10,000                                  $10,000
 9/30/98                             $10,260                              $10,387                                  $10,000
10/31/98                             $11,700                              $11,232                                  $10,780
11/30/98                             $12,040                              $11,913                                  $11,279
12/31/98                             $11,791                              $12,599                                  $11,637
 1/31/99                             $11,501                              $13,126                                  $11,727
 2/28/99                             $11,290                              $12,718                                  $11,417
 3/31/99                             $11,230                              $13,227                                  $11,743
 4/30/99                             $12,233                              $13,739                                  $12,654
 5/31/99                             $12,203                              $13,415                                  $12,610
 6/30/99                             $12,354                              $14,159                                  $13,033
 7/31/99                             $12,122                              $13,718                                  $12,674
 8/31/99                             $11,971                              $13,649                                  $12,307
 9/30/99                             $11,649                              $13,275                                  $11,803
10/31/99                             $11,528                              $14,115                                  $12,199
11/30/99                             $11,447                              $14,402                                  $12,263
12/31/99                             $11,569                              $15,250                                  $12,648
 1/31/00                             $11,046                              $14,484                                  $12,082
 2/29/00                             $9,856                               $14,210                                  $11,576
 3/31/00                             $10,846                              $15,600                                  $12,820
 4/30/00                             $11,207                              $15,130                                  $12,799
 5/31/00                             $11,805                              $14,820                                  $12,913
 6/30/00                             $11,542                              $15,185                                  $12,611
 7/31/00                             $12,039                              $14,948                                  $12,720
 8/31/00                             $12,920                              $15,876                                  $13,544
 9/30/00                             $13,915                              $15,038                                  $13,449
10/31/00                             $14,758                              $14,975                                  $13,787
11/30/00                             $15,195                              $13,794                                  $13,279
12/31/00                             $16,692                              $13,862                                  $14,077
 1/31/01                             $16,445                              $14,353                                  $14,456
 2/28/01                             $16,972                              $13,045                                  $14,064
 3/31/01                             $16,697                              $12,218                                  $13,586
 4/30/01                             $17,171                              $13,168                                  $14,366
 5/31/01                             $17,527                              $13,256                                  $14,646
 6/30/01                             $17,492                              $12,933                                  $14,404
 7/31/01                             $17,341                              $12,806                                  $14,377
 8/31/01                             $17,438                              $12,004                                  $13,882
 9/30/01                             $16,603                              $11,035                                  $12,714
10/31/01                             $16,776                              $11,245                                  $12,886
11/30/01                             $18,209                              $12,108                                  $13,693
12/31/01                             $18,684                              $12,214                                  $14,055
 1/31/02                             $18,955                              $12,036                                  $13,918
 2/28/02                             $19,238                              $11,804                                  $13,839
 3/31/02                             $20,172                              $12,248                                  $14,484
 4/30/02                             $19,730                              $11,505                                  $14,100
 5/31/02                             $20,431                              $11,420                                  $14,068
 6/30/02                             $18,278                              $10,607                                  $13,034
 7/31/02                             $17,528                              $9,780                                   $11,881
 8/31/02                             $18,143                              $9,844                                   $12,006
 9/30/02                             $15,363                              $8,774                                   $10,704
10/31/02                             $16,236                              $9,547                                   $11,306
11/30/02                             $17,356                              $10,109                                  $12,111
12/31/02                             $16,729                              $9,515                                   $11,549
 1/31/03                             $16,274                              $9,265                                   $11,294
 2/28/03                             $15,122                              $9,127                                   $10,991
 3/31/03                             $14,983                              $9,215                                   $11,000

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG CLIPPER FOCUS FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Clipper Focus Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Clipper Focus Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2  The PBHG Clipper Focus Fund commenced operations on September 10, 1998.
3 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 121.
4 The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at that month's end, September 30, 1998. For more information on the Lipper Multi-Cap Value Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Consumer Cyclical         7%
Consumer Non-Cyclical    18%
Energy                    7%
Financial                36%
Health Care               7%
Industrial                9%
Services                 12%
Technology                4%

% of Total Portfolio Investments in Common Stock


                TOP TEN COMMON STOCK HOLDINGS AT
                         MARCH 31, 2003

Fannie Mae                                        9.0%
Tyco International                                9.0%
Freddie Mac                                       8.7%
Electronic Data Systems                           8.5%
El Paso                                           6.6%
Altria Group                                      5.6%
American Express                                  5.6%
Kroger                                            3.9%
Safeway                                           3.9%
Old Republic International                        3.7%
------------------------------------------------------
% of Total Portfolio Investments                 64.5%

  PBHG FUNDS

PBHG FOCUSED VALUE FUND*
PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

Portfolio Profile
OBJECTIVE: Above-average total returns over a 3 to 5 year market cycle.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its assets in value securities, such as common stocks, of small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in value securities that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

Performance
    For the fiscal year ended March 31, 2003 PBHG Focused Value Fund declined -25.86% trailing the return of -24.76% for the S&P 500 Index. For the third year in a row the stock market continued its decline amid revelations of corporate fraud, economic uncertainty, and increasing geopolitical unrest. These worries combined with rising oil prices, drooping consumer sentiment, and weak employment figures made for a difficult investment environment. Unfortunately, the certainty of troops engaged in combat with the U.S. invasion of Iraq on March 19, 2003 did little to alleviate the uncertainty clouding the financial markets.
    There simply was no catalyst to jump start interest in the equity markets again, despite the best efforts of the Federal Reserve to lower interest rates and the Federal government to return to deficit spending. As a result we will continue to focus only on those companies who we believe are better equipped to withstand the current difficult economic environment. For example, companies who are maintaining a strong balance sheet and have positioned themselves for success once the economy gets moving again.

Portfolio Discussion
    Due to the concentrated nature of the Fund, a few individual stocks can have a large effect on overall performance. Very early in the fiscal year, performance was hurt by services holding Adelphia Cable, which was rocked by accounting irregularities and the ultimate arrest of CEO John Rigas and other family members on federal charges of fraud. We exited this position as quickly as prudently possible.
    Also detracting from Fund performance during the period were positions we held in two small regional airlines. Atlantic Coast Airline holdings and SkyWest both suffered from liquidity questions surrounding their largest customer, United Airlines, and the effect the continued war on terrorism and overall economic weakness had on the public's willingness to fly.
    Interpublic Group of Companies, an advertising conglomerate that falls into the consumer discretionary sector, was a negative contributor to the Fund's results. The Company's problems in a subsidiary required them to restate materially the reported earnings of prior periods, while ongoing weakness in advertising sales caused future earnings expectations to fall significantly.
    The technology sector also proved challenging to Fund performance as many of the technology companies we owned suffered from continued weakness in corporate capital spending. We struggled to find companies that had a combination of solid growth prospects and little operating risk. For example, DST Systems, a provider of information processing systems to mutual funds, banks and other financial services organizations, was revalued downward amid continued worries about growth in the mutual fund industry. In the first quarter of 2003, higher-quality technology stocks rallied and we were positively rewarded for our holdings in Intersil and Mykrolis.
    Relative to the benchmark we found success in the consumer cyclical sector, where our overweight position and stock selection contributed to overall performance. Some strong performers here included Comcast and Nike.
    In the second half of the fiscal year our performance in the financial sector benefited from our long-standing underweight to small and mid capitalization banks combined with our overweight position in the asset management and insurance industries. For example, holdings such as John Hancock Financial and First American were positive contributors. We continue to believe there is long-term value in these companies.
    Some other strong performing stocks for the year were found in the health care sector. One of the Fund's top performers was Aetna; a health benefits company in the midst of a successful turnaround. Mylan Laboratories, a developer, licenser and manufacturer of pharmaceutical and wound care products also made positive contributions. They were the beneficiaries of increased sales volume combined with the successful introduction of some new products.
    Our disciplined approach to stock selection seeks to find the best trade-off between what we need to pay for a company, and what we expect to receive in terms of near-term dynamics and long-term growth. The recent environment has made this approach challenging, as many of the stocks that were best positioned for long-term growth these past twelve months have been the most severely punished.
    Regardless, we remain committed to our investment process and are confident in its ability to add value over time. We will continue to seek to invest in high quality companies that we expect to benefit the most from economic growth as it unfolds.


-------------------------
* Effective April 1, 2003, PBHG Focused Value Fund was renamed PBHG Focused Fund. Please refer to the prospectus for more information about the investment objective and strategy of this Fund.

                                             PBHG FUNDS

                                                         PBHG FOCUSED VALUE FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|    X      |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.

                        AVERAGE ANNUAL TOTAL RETURN1
                            AS OF MARCH 31, 2003
----------------------------------------------------------------------------------
                                      One            Annualized        Annualized
                                     Year              3 Year           Inception
                                    Return             Return           to Date2
----------------------------------------------------------------------------------
  PBHG Focused Value Fund -
      PBHG Class                   (25.86)%           (12.47)%            6.27%
----------------------------------------------------------------------------------


            COMPARISONOF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN THE PBHG FOCUSED VALUE FUND1 VERSUS THE S&P
                  500 INDEX AND THE LIPPER MULTI-CAP CORE FUNDS
                                     AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                  PBHG FOCUSED                                                            LIPPER MULTI-CAP CORE
                                    VALUE FUND                       S&P 500 INDEX (3)                        FUNDS AVERAGE (4)
  2/12/99                             $10,000                              $10,000                                  $10,000
  2/28/99                             $9,932                               $10,072                                  $10,000
  3/31/99                             $10,136                              $10,475                                  $10,360
  4/30/99                             $10,058                              $10,881                                  $10,766
  5/31/99                             $10,446                              $10,624                                  $10,624
  6/30/99                             $11,318                              $11,213                                  $11,196
  7/31/99                             $11,541                              $10,864                                  $10,964
  8/31/99                             $11,560                              $10,809                                  $10,795
  9/30/99                             $11,638                              $10,513                                  $10,594
 10/31/99                             $11,986                              $11,178                                  $11,114
 11/30/99                             $12,888                              $11,405                                  $11,580
 12/31/99                             $14,802                              $12,077                                  $12,577
  1/31/00                             $16,066                              $11,470                                  $12,134
  2/29/00                             $16,739                              $11,253                                  $12,703
  3/31/00                             $19,173                              $12,354                                  $13,476
  4/30/00                             $17,381                              $11,983                                  $12,988
  5/31/00                             $17,516                              $11,737                                  $12,624
  6/30/00                             $17,827                              $12,026                                  $13,122
  7/31/00                             $17,464                              $11,838                                  $12,928
  8/31/00                             $18,656                              $12,573                                  $13,879
  9/30/00                             $18,676                              $11,909                                  $13,341
 10/31/00                             $18,780                              $11,859                                  $13,135
 11/30/00                             $17,029                              $10,924                                  $12,044
 12/31/00                             $18,475                              $10,978                                  $12,465
  1/31/01                             $19,558                              $11,367                                  $12,804
  2/28/01                             $19,314                              $10,331                                  $11,808
  3/31/01                             $18,486                              $9,676                                   $11,059
  4/30/01                             $19,834                              $10,428                                  $11,894
  5/31/01                             $20,248                              $10,498                                  $11,980
  6/30/01                             $19,930                              $10,242                                  $11,773
  7/31/01                             $19,696                              $10,142                                  $11,542
  8/31/01                             $19,027                              $9,507                                   $10,952
  9/30/01                             $16,946                              $8,739                                   $9,929
 10/31/01                             $17,392                              $8,906                                   $10,188
 11/30/01                             $18,645                              $9,589                                   $10,912
 12/31/01                             $19,111                              $9,673                                   $11,121
  1/31/02                             $17,676                              $9,532                                   $10,936
  2/28/02                             $17,237                              $9,348                                   $10,679
  3/31/02                             $17,344                              $9,700                                   $11,147
  4/30/02                             $16,894                              $9,112                                   $10,704
  5/31/02                             $16,937                              $9,044                                   $10,565
  6/30/02                             $15,599                              $8,400                                   $9,809
  7/31/02                             $14,143                              $7,745                                   $8,993
  8/31/02                             $14,271                              $7,796                                   $9,030
  9/30/02                             $12,676                              $6,949                                   $8,212
 10/31/02                             $13,704                              $7,561                                   $8,712
 11/30/02                             $14,603                              $8,006                                   $9,200
 12/31/02                             $13,640                              $7,535                                   $8,720
  1/31/03                             $13,511                              $7,338                                   $8,524
  2/28/03                             $12,965                              $7,228                                   $8,379
  3/31/03                             $12,858                              $7,298                                   $8,436


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG FOCUSED VALUE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE PBHG FOCUSED VALUE FUND'S TOTAL RETURN IS BASED ON NET CHANGE IN NAV, ASSUMING REINVESTMENT OF DISTRIBUTIONS. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Focused Value Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Focused Value Fund commenced operations on February 12, 1999.
3 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 121.
4 The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at that month's end, February 28, 1999. For more information on the Lipper Multi-Cap Core Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Consumer Cyclical      11%
Energy                 12%
Financial              11%
Health Care             9%
Industrial             20%
Services               12%
Technology             23%
Transportation          2%

% of Total Portfolio Investments in Common Stock


            TOP TEN COMMON STOCK HOLDINGS AT
                        MARCH 31, 2003

Pfizer                                            6.7%
SBC Communications                                5.5%
American International Group                      5.5%
Applera-Applied Biosystems Group                  5.4%
Transocean                                        5.1%
DST Systems                                       5.0%
Kerr-McGee                                        4.7%
Royal Caribbean Cruises                           4.1%
Microsoft                                         4.1%
Applied Materials                                 4.1%
------------------------------------------------------
% of Total Portfolio Investments                 50.2%

            PBHG FUNDS

PBHG LARGE CAP VALUE FUND*
PORTFOLIO MANAGER: Raymond J. McCaffrey, CFA

Portfolio Profile

OBJECTIVE: Long-term growth of capital and income. Current income is a secondary objective

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issues by companies with large market capitalizations.

STRATEGY: The Fund's strategy is to invest in value securities that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those value securities whose market capitalizations are over $10 billion at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

Performance
    For the twelve months ended March 31, 2003, PBHG Large Cap Fund PBHG Class returned -27.73% and the Advisor Class returned -27.86%, underperforming the -24.76% return of its benchmark, the S&P 500 Index. While the market has punished all equity styles over the last fiscal year, value stocks have tended to lag their growth counterparts, especially in the large-cap category.
    Much of our underperformance can be explained by stock selection (as opposed to sector weighting decisions). In this volatile, bearish market, our goal was to position the portfolio defensively and focus on stocks with high dividend yields. In hindsight, we reached too far for yield, buying stocks with very cheap relative valuations, that in some cases, had fundamental problems. While we are still searching for yield and expect that the Fund will maintain an average dividend yield above that of its benchmark, we are focusing on companies with intact fundamentals and somewhat less-cheap valuations. We are also increasing the number of holdings in the Fund, to reduce its vulnerability to the volatility of any one holding.
    We suffered some of our most disappointing stock selections in the Utilities sector. Duke Energy was beleaguered by disappointing earnings and a heavy debt burden, which have put their dividend at risk and increased the likelihood that the company will issue more equity. El Paso was down dramatically after problems with their balance sheet and problems in their energy trading business forced the company to cut their dividend drastically. We liquidated both of these positions, though we remain committed to the utilities sector because of its dividend opportunities. Going forward, however, we will focus on utilities that generate most of their revenues from regulated businesses.
    Technology proved disappointing for most of the year although our performance in the sector was better than the benchmark's. Our underweighting helped the portfolio. Two strong performers for us in the technology sector were computer-maker Hewlett-Packard and printer-maker Lexmark International. One of the worst performing holdings was Electronic Data Systems -- its stock price plummeted when the company unexpectedly slashed its earnings estimate.
    Our overweighting in the health care sector proved beneficial. Aetna was by far the best performer for us in this sector. Pharmaceutical holdings turned in mixed results, with Merck performing much better than Bristol Myers Squibb and Schering-Plough. In the industrial sector, we trimmed our holdings in economically sensitive stocks and increased our existing holdings in aerospace and defense industries. Telecommunicatons services, specifically the regional bell operating companies, experienced extreme volatility, ending the period as our worst performer.

Portfolio Discussion
    The last twelve months have capped a three-year losing-streak for stocks, the first such decline in sixty years. Throughout the last fiscal year, the U.S. economy struggled to maintain a hold on its shaky recovery from a recession that began in 2001. In fact, slow growth, a weak job market and stagnant profits had some economists speculating about a `double-dip' into recession. Even with these recovery-stifling factors lingering, equity markets rebounded during the last quarter of 2002. Unfortunately, that rally was short-lived.
    January 2003 ushered in a good dose of pessimism and the market fell even more. Nevertheless, amid the bad news, a few encouraging signs about the U.S. economy began to surface -- fourth quarter GDP was revised upward, and capital spending increased. In the end, mixed economic signals, accounting scandals, soaring oil prices and, of course, geopolitical concerns -- a war with Iraq, global terrorism, and the nuclear capabilities of North Korea -- only magnified the uncertainty of the market. And as usual, the market responded to uncertainty with volatility.
    We responded by continuing to focus on the stocks of companies with strong balance sheets, free cash flow and attractive dividend yields. Ironically, these investing basics were hopelessly out of favor during the frenzied bull market of the late 1990's. So, too, was the notion of looking at a company's hard assets to determine its value. During those "bubble" years, many investors focused on investing for growth, which they perceived was best found in companies engaged in the sale and trading of information, like Internet stocks and even like Enron. Almost nobody seemed to care about stable companies that made real things and owned real assets.
    Regardless of any proposed tax changes, we believe that more investors will begin to focus on dividend yield as a critical part of a stock's total return. We have positioned the Fund accordingly -- in search of dividend yield. In the longer term, we believe that companies that own hard assets, like energy, oil and metals, will become increasingly valued, as limited global supplies face additional demands from more and more developing economies.
    We are encouraged by a speech given by Fed Chairman Alan Greenspan in April 2003. In it, he described the U.S. economy as "exceptionally flexible." He also said, "That increased flexibility has allowed us to absorb and, at least to date, fend off a series of economic shocks in the last three years that in an earlier period, in my judgment, would have been debilitating." We have continuing confidence in the U.S. economy and we thank you for your continued confidence in us.


-----------------------
* Effective April 1, 2003, PBHG Large Cap Value Fund was renamed PBHG Large Cap Fund. Please refer to the prospectus for more information about the investment objective and strategy of the Fund.

                                         PBHG FUNDS

                                                       PBHG LARGE CAP VALUE FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|    X      |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                               AVERAGE ANNUAL TOTAL RETURN1
                                   AS OF MARCH 31, 2003
------------------------------------------------------------------------------------
                                     One      Annualized    Annualized   Annualized
                                    Year        3 Year        5 Year      Inception
                                   Return       Return        Return       to Date
------------------------------------------------------------------------------------
  PBHG Large Cap Value Fund -
    PBHG Class2                   (27.73)%      (5.77)%        2.83%        8.04%
------------------------------------------------------------------------------------
  PBHG Large Cap Value Fund -
    Advisor Class3                (27.86)%      (5.97)%        2.70%        7.93%
------------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
              IN THE PBHG LARGE CAP VALUE FUND - PBHG CLASS1 VERSUS
                THE S&P 500 INDEX AND THE LIPPER LARGE-CAP VALUE
                                  FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                 PBHG LARGE CAP
                                  VALUE FUND --                                                          LIPPER LARGE-CAP VALUE
                                   PBHG CLASS                       S&P 500 INDEX (4)                         FUNDS AVERAGE (5)
12/31/96                             $10,000                              $10,000                                  $10,000
 1/31/97                             $10,240                              $10,624                                  $10,385
 2/28/97                             $10,430                              $10,708                                  $10,491
 3/31/97                             $10,110                              $10,269                                  $10,154
 4/30/97                             $10,380                              $10,881                                  $10,444
 5/31/97                             $11,080                              $11,543                                  $11,109
 6/30/97                             $11,560                              $12,060                                  $11,505
 7/31/97                             $12,400                              $13,019                                  $12,330
 8/31/97                             $12,000                              $12,291                                  $12,043
 9/30/97                             $12,450                              $12,963                                  $12,695
10/31/97                             $12,110                              $12,531                                  $12,221
11/30/97                             $12,390                              $13,110                                  $12,468
12/31/97                             $12,562                              $13,335                                  $12,679
 1/31/98                             $12,540                              $13,483                                  $12,643
 2/28/98                             $13,407                              $14,455                                  $13,497
 3/31/98                             $14,101                              $15,194                                  $14,101
 4/30/98                             $14,198                              $15,347                                  $14,179
 5/31/98                             $14,101                              $15,084                                  $13,865
 6/30/98                             $14,339                              $15,696                                  $13,949
 7/31/98                             $14,318                              $15,529                                  $13,509
 8/31/98                             $12,312                              $13,287                                  $11,476
 9/30/98                             $13,201                              $14,138                                  $11,984
10/31/98                             $14,578                              $15,288                                  $12,919
11/30/98                             $15,553                              $16,214                                  $13,517
12/31/98                             $16,925                              $17,149                                  $13,946
 1/31/99                             $17,244                              $17,866                                  $14,055
 2/28/99                             $16,509                              $17,311                                  $13,682
 3/31/99                             $16,962                              $18,003                                  $14,074
 4/30/99                             $17,415                              $18,701                                  $15,166
 5/31/99                             $17,550                              $18,259                                  $15,113
 6/30/99                             $18,701                              $19,272                                  $15,619
 7/31/99                             $18,297                              $18,671                                  $15,189
 8/31/99                             $17,991                              $18,578                                  $14,749
 9/30/99                             $17,844                              $18,069                                  $14,146
10/31/99                             $18,787                              $19,212                                  $14,619
11/30/99                             $19,142                              $19,602                                  $14,697
12/31/99                             $18,796                              $20,757                                  $15,158
 1/31/00                             $18,634                              $19,714                                  $14,479
 2/29/00                             $17,372                              $19,341                                  $13,873
 3/31/00                             $19,379                              $21,233                                  $15,364
 4/30/00                             $19,962                              $20,594                                  $15,339
 5/31/00                             $20,723                              $20,172                                  $15,476
 6/30/00                             $20,270                              $20,669                                  $15,114
 7/31/00                             $19,460                              $20,346                                  $15,244
 8/31/00                             $20,771                              $21,610                                  $16,232
 9/30/00                             $21,516                              $20,469                                  $16,118
10/31/00                             $21,743                              $20,382                                  $16,523
11/30/00                             $22,034                              $18,775                                  $15,914
12/31/00                             $23,303                              $18,867                                  $16,871
 1/31/01                             $24,881                              $19,536                                  $17,325
 2/28/01                             $24,679                              $17,755                                  $16,855
 3/31/01                             $23,336                              $16,630                                  $16,282
 4/30/01                             $24,528                              $17,923                                  $17,217
 5/31/01                             $24,780                              $18,043                                  $17,553
 6/30/01                             $24,310                              $17,604                                  $17,263
 7/31/01                             $24,427                              $17,430                                  $17,230
 8/31/01                             $23,403                              $16,339                                  $16,637
 9/30/01                             $20,902                              $15,020                                  $15,237
10/31/01                             $21,103                              $15,306                                  $15,444
11/30/01                             $22,849                              $16,480                                  $16,411
12/31/01                             $22,974                              $16,625                                  $16,844
 1/31/02                             $22,116                              $16,382                                  $16,680
 2/28/02                             $22,099                              $16,066                                  $16,585
 3/31/02                             $22,436                              $16,671                                  $17,358
 4/30/02                             $21,460                              $15,660                                  $16,898
 5/31/02                             $22,032                              $15,544                                  $16,859
 6/30/02                             $20,165                              $14,437                                  $15,620
 7/31/02                             $18,500                              $13,312                                  $14,239
 8/31/02                             $18,500                              $13,399                                  $14,389
 9/30/02                             $15,877                              $11,943                                  $12,828
10/31/02                             $17,088                              $12,994                                  $13,550
11/30/02                             $17,844                              $13,759                                  $14,515
12/31/02                             $17,357                              $12,951                                  $13,841
 1/31/03                             $16,862                              $12,611                                  $13,535
 2/28/03                             $16,094                              $12,422                                  $13,172
 3/31/03                             $16,213                              $12,543                                  $13,183


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LARGE CAP VALUE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Large Cap Value Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Large Cap Value Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Large Cap Value Fund - PBHG Class commenced operations on December
  31, 1996.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The average annual total return of the Advisor Class from its inception to March 31, 2003 was (15.09)%.
4 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 121.
5 For more information on the Lipper Large-Cap Value Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Basic Materials            4%
Consumer Cyclical         10%
Consumer Non-Cyclical     19%
Energy                    10%
Financial                 13%
Health Care               17%
Industrial                 7%
Services                   8%
Technology                10%
Utilities                  2%

% of Total Portfolio Investments in Common Stock


           TOP TEN COMMON STOCK HOLDINGS AT
                      MARCH 31, 2003


Pfizer                                            3.5%
Wal-Mart Stores                                   3.1%
Microsoft                                         3.0%
Exxon Mobil                                       2.7%
Conagra Foods                                     2.6%
ChevronTexaco                                     2.6%
ConocoPhillips                                    2.3%
McDonald's                                        2.2%
HJ Heinz                                          2.1%
Eli Lilly                                         2.1%
------------------------------------------------------
% of Total Portfolio Investments                 26.2%

            PBHG FUNDS

PBHG MID-CAP VALUE FUND*
PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

Portfolio Profile
OBJECTIVE: Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issues by companies with market capitalizations similar to the market capitalizations in the S&P MidCap 400 Index at the time of the Fund's investment.

STRATEGY: The Fund's strategy is to invest in value securities that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

Performance
    For the fiscal year ended March 31, 2003, PBHG Mid-Cap Value Fund's PBHG Class declined -21.92% and the Advisor Class declined -22.07% slightly outperforming the -23.45% return for the S&P MidCap 400 Index and the -22.97% posted by the S&P MidCap 400/Barra Value Index. For the third year in a row the stock market continued its decline amid revelations of corporate fraud, economic uncertainty, and increasing geopolitical unrest. These worries combined with rising oil prices, drooping consumer sentiment, and weak employment figures made for a difficult investment environment. Unfortunately, the certainty of troops engaged in combat with the U.S. invasion of Iraq on March 19, 2003 did little to alleviate the uncertainty clouding the financial markets.

Portfolio Discussion
    Over the past twelve months our overweight position and strong stock selection in the health care sector significantly contributed to the Fund's outperformance relative to the benchmarks. One of our top performers for the year was Aetna, Inc. a health benefits company in the midst of a successful turnaround. Additionally, Wellpoint Health Networks and Lincare Holdings were both positive contributors to Fund performance.
    We also found success in the financial sector. Although our long-standing underweight in mid capitalization banks and REITs hurt the Fund, our stock selection of those we did find investment worthy more than made up for our underweight of a relatively strong sector. Strong stock selection in the asset management and insurance industry also helped boost performance. Names such as Odyssey Re Holdings, Countrywide Financial and HCC Insurance Holdings were all positive contributors. We continue to believe there is long-term value in these companies.
    In consumer cyclicals, the Fund benefited from some strong stock selection and an overweight position relative to the benchmarks. The Gap and Cablevision Systems both made positive contributions to Fund performance during the period.
    One of the sectors that proved to be the greatest hindrance to performance over the past fiscal year was the consumer staples segment of the market. Performance was negatively impacted by holdings such as Tyson Foods and Adolph Coors where unexpected bad news caused significant share price reductions in companies we had thought fairly priced. Additionally drugstore chain CVS and wholesale and retail grocer Supervalu also hurt the Fund's performance. Supervalu suffered from continued cost pressures produced by Walmart's expansion into grocery.
    Many of the technology companies we owned suffered from on-going continued weakness in corporate capital spending during the past twelve months. This proved to be a difficult sector as we struggled to find companies that had a combination of solid growth prospects and little operating risk. Technology holdings Brooks Automation, Itron and Park Electrochemical were all negative contributors to portfolio performance. In the first quarter of 2003, higher-quality technology stocks rallied and we were positively rewarded for our holdings in Silicon Labs and Intersil.
    We continue to focus on companies that have strong balance sheets, which we believe will allow companies to better withstand the current difficult economic environment. In addition, we are focusing on companies that have positioned themselves for success in an economic recovery. Our disciplined approach to stock selection seeks to find the best trade-off between what we need to pay for a company, and what we expect to receive in terms of near-term dynamics and long-term growth. The recent environment has made this approach challenging, as many of the stocks that were best positioned for long-term growth these past twelve months have been the most severely punished. Regardless, we remain committed to our investment process and are confident in its ability to add value over time.
    Although large companies may be the first to participate in a new bull market as investors search for "comfort" names as they re-enter the market, we believe it will be the smaller, more nimble companies that are able to make significant increases to their top and bottom lines that will ultimately shine.


------------------------
* Effective April 1, 2003, PBHG Mid-Cap Value Fund was renamed PBHG Mid-Cap Fund. Please refer to the Prospectus for more information about the investment objective and strategy of this Fund.

                                            PBHG FUNDS

                                                         PBHG MID-CAP VALUE FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|     X     |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                                AVERAGE ANNUAL TOTAL RETURN1
                                    AS OF MARCH 31, 2003
------------------------------------------------------------------------------------
                                     One      Annualized    Annualized   Annualized
                                    Year        3 Year        5 Year      Inception
                                   Return       Return        Return       to Date
------------------------------------------------------------------------------------
  PBHG Mid-Cap Value Fund -
    PBHG Class2                      (21.92)%      (2.34)%       7.49%        15.21%
------------------------------------------------------------------------------------
  PBHG Mid-Cap Value Fund -
    Advisor Class3                   (22.07)%      (2.45)%       7.42%        15.15%
------------------------------------------------------------------------------------


                     COMPARISON OF CHANGE IN THE VALUE OF A
                  $10,000 INVESTMENT IN THE PBHG MID-CAP VALUE
              FUND - PBHG CLASS1 VERSUS THE S&P MIDCAP 400 INDEX,
   S&P MIDCAP 400/BARRA VALUE INDEX AND THE LIPPER MID-CAP CORE FUNDS AVERAGE

                  [LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

             PBHG MID-CAP
             VALUE FUND --              S&P MIDCAP               S&P MIDCAP 400/                     LIPPER MID-CAP CORE
              PBHG CLASS               400 INDEX (4)          BARRA VALUE INDEX (5)                   FUNDS AVERAGE (6)
 4/30/97        $10,000                    $10,000                     $10,000                             $10,000
 5/31/97        $10,740                    $10,874                     $10,638                             $10,913
 6/30/97        $11,410                    $11,180                     $10,926                             $11,378
 7/31/97        $12,890                    $12,285                     $11,733                             $12,328
 8/31/97        $13,240                    $12,271                     $11,811                             $12,354
 9/30/97        $14,300                    $12,976                     $12,472                             $13,190
10/31/97        $13,760                    $12,411                     $12,100                             $12,668
11/30/97        $13,870                    $12,595                     $12,402                             $12,686
12/31/97        $14,148                    $13,083                     $13,147                             $12,894
 1/31/98        $14,138                    $12,834                     $12,845                             $12,700
 2/28/98        $15,443                    $13,896                     $13,795                             $13,740
 3/31/98        $16,106                    $14,523                     $14,440                             $14,399
 4/30/98        $16,422                    $14,787                     $14,533                             $14,551
 5/31/98        $15,717                    $14,123                     $13,946                             $13,896
 6/30/98        $15,896                    $14,211                     $13,842                             $14,058
 7/31/98        $15,580                    $13,660                     $13,240                             $13,386
 8/31/98        $12,769                    $11,119                     $11,072                             $10,885
 9/30/98        $13,906                    $12,157                     $11,933                             $11,576
10/31/98        $15,358                    $13,243                     $12,874                             $12,317
11/30/98        $16,538                    $13,904                     $13,174                             $13,005
12/31/98        $18,087                    $15,584                     $13,761                             $14,080
 1/31/99        $18,122                    $14,977                     $13,042                             $13,997
 2/28/99        $17,023                    $14,193                     $12,419                             $13,212
 3/31/99        $17,451                    $14,589                     $12,653                             $13,648
 4/30/99        $17,764                    $15,740                     $13,878                             $14,486
 5/31/99        $18,666                    $15,808                     $14,104                             $14,568
 6/30/99        $20,042                    $16,656                     $14,542                             $15,380
 7/31/99        $20,215                    $16,301                     $14,349                             $15,120
 8/31/99        $19,487                    $15,742                     $13,805                             $14,638
 9/30/99        $19,174                    $15,256                     $13,125                             $14,449
10/31/99        $19,313                    $16,033                     $13,388                             $15,038
11/30/99        $20,007                    $16,875                     $13,658                             $15,889
12/31/99        $22,017                    $17,878                     $14,080                             $17,532
 1/31/00        $20,903                    $17,374                     $13,472                             $17,010
 2/29/00        $21,622                    $18,590                     $12,978                             $18,944
 3/31/00        $24,818                    $20,146                     $14,964                             $19,745
 4/30/00        $24,639                    $19,443                     $14,827                             $18,742
 5/31/00        $25,788                    $19,200                     $15,255                             $18,142
 6/30/00        $25,698                    $19,482                     $14,566                             $19,073
 7/31/00        $25,321                    $19,790                     $15,143                             $18,808
 8/31/00        $27,943                    $21,999                     $16,226                             $20,785
 9/30/00        $27,153                    $21,849                     $16,466                             $20,433
10/31/00        $26,883                    $21,108                     $16,309                             $19,829
11/30/00        $25,321                    $19,515                     $16,331                             $17,987
12/31/00        $27,779                    $21,007                     $18,001                             $19,416
 1/31/01        $28,494                    $21,475                     $18,803                             $19,871
 2/28/01        $27,911                    $20,250                     $18,181                             $18,607
 3/31/01        $27,159                    $18,744                     $17,380                             $17,392
 4/30/01        $29,510                    $20,812                     $18,953                             $18,987
 5/31/01        $30,525                    $21,297                     $19,328                             $19,424
 6/30/01        $30,657                    $21,211                     $19,358                             $19,381
 7/31/01        $30,130                    $20,895                     $19,360                             $18,923
 8/31/01        $29,058                    $20,211                     $18,968                             $18,140
 9/30/01        $24,977                    $17,697                     $16,839                             $15,836
10/31/01        $26,143                    $18,480                     $17,104                             $16,528
11/30/01        $28,607                    $19,855                     $18,143                             $17,765
12/31/01        $29,942                    $20,880                     $19,286                             $18,621
 1/31/02        $28,851                    $20,772                     $19,282                             $18,356
 2/28/02        $28,212                    $20,797                     $19,739                             $18,107
 3/31/02        $29,604                    $22,284                     $21,200                             $19,258
 4/30/02        $29,547                    $22,180                     $21,518                             $18,998
 5/31/02        $29,133                    $21,806                     $21,145                             $18,639
 6/30/02        $26,989                    $20,210                     $19,956                             $17,277
 7/31/02        $24,131                    $18,252                     $17,886                             $15,532
 8/31/02        $24,375                    $18,344                     $18,043                             $15,608
 9/30/02        $22,250                    $16,866                     $16,269                             $14,398
10/31/02        $23,378                    $17,597                     $16,919                             $14,958
11/30/02        $25,127                    $18,615                     $18,004                             $15,845
12/31/02        $24,018                    $17,850                     $17,337                             $15,162
 1/31/03        $23,435                    $17,328                     $16,737                             $14,820
 2/28/03        $23,040                    $16,916                     $16,383                             $14,503
 3/31/03        $23,115                    $17,058                     $16,330                             $14,629


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG MID-CAP VALUE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Mid-Cap Value Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Mid-Cap Value Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Mid-Cap Value Fund-PBHG Class commenced operations on April 30, 1997. 3 The performance shown for the Advisor Class prior to its inception on October
  31, 2001 is based on the performance and expenses of the PBHG Class. Subsequent to October 31, 2001, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The average annual total return of the Advisor Class from its inception to March 31, 2003 was (8.53)%.
4 For more information on the S&P MidCap 400 Index please see the PBHG
  Disclosure Notes on page 121.
5 For more information on the S&P MidCap 400/Barra Value Index please see the
  PBHG Disclosure Notes on page 121.
6 For more information on the Lipper Mid-Cap Core Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Basic Materials              2%
Consumer Cyclical           14%
Consumer Non-Cyclical        2%
Energy                      11%
Financial                   19%
Health Care                 14%
Industrial                  10%
Services                     9%
Technology                  16%
Utilities                    3%

% of Total Portfolio Investments in Common Stock


           TOP TEN COMMON STOCK HOLDINGS AT
                     MARCH 31, 2003

Dun & Bradstreet                                  2.9%
Ceridian                                          2.8%
DST Systems                                       2.7%
Pier 1 Imports                                    2.5%
Scholastic                                        2.4%
Applera - Applied Biosystems Group                2.4%
XL Capital, Cl A                                  2.3%
Transocean                                        2.3%
Countrywide Financial                             2.2%
CR Bard                                           2.2%
------------------------------------------------------
% of Total Portfolio Investments                 24.7%

  PBHG FUNDS

PBHG SMALL CAP VALUE FUND*
PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

Portfolio Profile
OBJECTIVE: Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issues by companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Index at the time of the Fund's investment.

STRATEGY: The Fund's strategy is to invest in value securities that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

Performance
    For the fiscal year ended March 31, 2003, PBHG Small Cap Value Fund's PBHG Class posted a return of -35.74% and the Advisor Class returned -35.92%, underperforming the -26.96% return of the benchmark Russell 2000(R) Index and the -23.27% return of the Russell 2000(R) Value Index. The bears continued their stranglehold on the stock market over this 12-month time period with the month of March marking the 3-year anniversary of the stock market's high and the beginning of an on-going performance drought for small cap investors.
    The period began with the market retreating as the crisis in confidence regarding corporate governance, analyst/auditor independence and fears of continued escalation in the U.S. war on terrorism gave everyone something to worry about. These worries combined with rising oil prices, drooping consumer sentiment, and weak employment figures all conspired to drive equity markets down. As we moved towards the end of the fiscal year corporate transgressions seemed to subside but geopolitical tensions increased ultimately culminating with the United States invasion of Iraq on March 19, 2003. Unfortunately the certainty of U.S. troops engaged in combat did little to alleviate the uncertainty clouding the financial markets.

Portfolio Discussion
    The Portfolio's performance over the time period was primarily impacted by our selections in the technology sector. Despite our overall relative underweight position for most of the year in this sector, the majority of technology companies we owned suffered from on-going continued weakness in corporate capital spending. This proved to be a difficult sector as we struggled to find companies that had a combination of solid growth prospects and little operating risk. Technology holdings Brooks Automation, Itron and Park Electrochemical were all negative contributors to portfolio performance. In the first quarter of 2003, higher-quality technology stocks rallied and we were positively rewarded for our holdings in Silicon Labs and Intersil.
    The Fund was also hurt by our overweight position relative to the benchmark and in the services sector. Our focus on companies with the most leverage to an improving economy was clearly too early. Although we remain comfortable with our commitment to owning companies that will prosper in an improving economy, we are the first to admit the onset of the recovery is difficult to predict. We do, however, believe that equity positions should consistently be focused on an expansionary economic environment, as this is the most prevalent type of economy.
    In the energy sector, we continue to build positions in companies most leveraged to natural gas. We believe the combination of depletion rates on current wells, low production and the recent cold winter has set the stage for stronger than expected natural gas prices going forward. Clearly, the price of gas had run up in tandem with oil as the U.S. neared war, and the ensuing drop in oil prices has soured some of the short-term traders on this sector, resulting in poor performance. We, however, are taking a slightly longer view towards our positions and feel they do not currently reflect their fair values.
    During the fiscal year, performance was negatively impacted by our overweight position and stock selection in the consumer cyclical sector of the market. Companies began to suffer as the increasing economic and geopolitical concerns caused many consumers to finally begin tightening their "purse strings." Stocks such as Pier 1 Imports and Scholastic hurt overall performance. We did fare better in the consumer staples area of the market as we had strong performance relative to the benchmark, but this sector had little impact on the Fund due to its small weighting.
    Although we also had a small weighting in the transportation sector, positions we held in two small regional airlines were detractors to the Fund's performance. Atlantic Coast Airline Holdings and SkyWest both suffered from liquidity questions surrounding their largest customer, United Airlines, and the effect the continued war on terrorism and overall economic weakness had on the public's willingness to fly.
    We also found some success in the financial sector. Although our long-standing underweight in small capitalization banks and REITs hurt the Fund, our stock selection of those we did find investment worthy more than made up for our underweight of a relatively strong sector. Strong stock selection in insurance industry also helped boost performance. Names such as Odyssey Re Holdings and First American were positive contributors. We continue to believe there is long-term value in these companies.
    We continue to focus on companies that have strong balance sheets, which we believe will allow companies to better withstand the current difficult economic environment. In addition, we are focusing on companies that have positioned themselves for success in an economic recovery. Our disciplined approach to stock selection seeks to find the best trade-off between what we need to pay for a company, and what we expect to receive in terms of near-term dynamics and long-term growth. The recent environment has made this approach challenging, as many of the stocks that were best positioned for long-term growth these past twelve months have been the most severely punished. Regardless, we remain committed to our investment process and are confident in its ability to add value over time.
    Although large companies may be the first to participate in a new bull market as investors search for "comfort" names as they re-enter the market, we believe it will be the small and nimble companies that are able to make significant increases to their top and bottom lines that will ultimately shine. We think U.S. small cap companies have a strong history of innovation and growth and will once again take their turns as the "must have" asset class.

------------------------
* Effective April 1, 2003, PBHG Small Cap Value Fund was renamed PBHG Small Cap Fund. Please refer to the prospectus for more information about the investment objectives and strategy of the Fund.

 PBHG FUNDS

PBHG SMALL CAP VALUE FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|    X      |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                         AVERAGE ANNUAL TOTAL RETURN1
                             AS OF MARCH 31, 2003
--------------------------------------------------------------------------------------
                                     One      Annualized    Annualized   Annualized
                                    Year        3 Year        5 Year      Inception
                                   Return       Return        Return       to Date
--------------------------------------------------------------------------------------
  PBHG Small Cap Value Fund -
    PBHG Class2                      (35.74)%     (9.57)%       (0.74)%        7.85%
--------------------------------------------------------------------------------------
  PBHG Small Cap Value Fund -
    Advisor Class3                   (35.92)%     (9.73)%       (0.85)%        7.75%
--------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
               THE PBHG SMALL CAP VALUE FUND - PBHG CLASS1 VERSUS
                THE RUSSELL 2000(R) INDEX, RUSSELL 2000(R) VALUE
                INDEX AND THE LIPPER SMALL-CAP CORE FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                 PBHG SMALL CAP
                   VALUE FUND --            RUSSELL 2000 (R)              RUSSELL 2000 (R)                   LIPPER SMALL-CAP CORE
                    PBHG CLASS                  INDEX (4)                  VALUE INDEX (5)                        FUNDS AVERAGE (6)
 4/30/97              $10,000                     $10,000                        $10,000                              $10,000
 5/31/97              $10,880                     $11,113                        $10,796                              $11,062
 6/30/97              $11,800                     $11,589                        $11,342                              $11,675
 7/31/97              $13,070                     $12,128                        $11,819                              $12,385
 8/31/97              $13,370                     $12,405                        $12,006                              $12,702
 9/30/97              $14,550                     $13,313                        $12,805                              $13,656
10/31/97              $14,210                     $12,729                        $12,456                              $13,168
11/30/97              $14,200                     $12,646                        $12,593                              $13,025
12/31/97              $14,539                     $12,868                        $13,020                              $13,147
 1/31/98              $14,518                     $12,665                        $12,784                              $12,935
 2/28/98              $15,615                     $13,601                        $13,557                              $13,868
 3/31/98              $16,227                     $14,162                        $14,107                              $14,528
 4/30/98              $16,438                     $14,240                        $14,177                              $14,665
 5/31/98              $15,520                     $13,473                        $13,675                              $13,943
 6/30/98              $15,098                     $13,501                        $13,598                              $13,815
 7/31/98              $14,402                     $12,409                        $12,533                              $12,834
 8/31/98              $11,490                     $9,999                         $10,570                              $10,365
 9/30/98              $11,838                     $10,782                        $11,167                              $10,828
10/31/98              $12,872                     $11,221                        $11,498                              $11,292
11/30/98              $13,811                     $11,809                        $11,809                              $11,922
12/31/98              $14,703                     $12,540                        $12,180                              $12,568
 1/31/99              $14,410                     $12,706                        $11,903                              $12,443
 2/28/99              $13,237                     $11,677                        $11,091                              $11,506
 3/31/99              $12,831                     $11,860                        $10,999                              $11,479
 4/30/99              $13,429                     $12,922                        $12,003                              $12,423
 5/31/99              $14,004                     $13,111                        $12,372                              $12,794
 6/30/99              $14,962                     $13,704                        $12,820                              $13,506
 7/31/99              $15,255                     $13,328                        $12,516                              $13,410
 8/31/99              $15,131                     $12,835                        $12,059                              $12,952
 9/30/99              $15,131                     $12,838                        $11,818                              $12,870
10/31/99              $14,771                     $12,890                        $11,581                              $12,831
11/30/99              $15,605                     $13,659                        $11,641                              $13,605
12/31/99              $17,443                     $15,205                        $11,999                              $14,805
 1/31/00              $17,217                     $14,961                        $11,685                              $14,444
 2/29/00              $19,845                     $17,432                        $12,399                              $16,046
 3/31/00              $21,141                     $16,283                        $12,457                              $16,197
 4/30/00              $20,149                     $15,303                        $12,531                              $15,623
 5/31/00              $20,431                     $14,411                        $12,340                              $15,086
 6/30/00              $22,348                     $15,667                        $12,700                              $16,189
 7/31/00              $21,649                     $15,163                        $13,124                              $15,868
 8/31/00              $23,734                     $16,320                        $13,710                              $17,226
 9/30/00              $23,362                     $15,840                        $13,633                              $16,865
10/31/00              $22,325                     $15,133                        $13,584                              $16,411
11/30/00              $20,532                     $13,580                        $13,308                              $15,003
12/31/00              $23,176                     $14,746                        $14,737                              $16,467
 1/31/01              $24,165                     $15,514                        $15,144                              $17,291
 2/28/01              $22,916                     $14,496                        $15,123                              $16,341
 3/31/01              $21,774                     $13,787                        $14,881                              $15,572
 4/30/01              $23,317                     $14,865                        $15,570                              $16,852
 5/31/01              $24,024                     $15,231                        $15,970                              $17,440
 6/30/01              $24,071                     $15,757                        $16,612                              $17,904
 7/31/01              $23,729                     $14,904                        $16,240                              $17,458
 8/31/01              $23,140                     $14,422                        $16,184                              $16,978
 9/30/01              $19,346                     $12,481                        $14,397                              $14,867
10/31/01              $20,831                     $13,211                        $14,773                              $15,685
11/30/01              $22,834                     $14,234                        $15,835                              $16,772
12/31/01              $24,319                     $15,113                        $16,804                              $17,840
 1/31/02              $23,364                     $14,956                        $17,027                              $17,721
 2/28/02              $22,575                     $14,546                        $17,131                              $17,372
 3/31/02              $24,330                     $15,715                        $18,414                              $18,711
 4/30/02              $23,706                     $15,858                        $19,062                              $18,878
 5/31/02              $22,598                     $15,154                        $18,432                              $18,208
 6/30/02              $20,902                     $14,402                        $18,024                              $17,248
 7/31/02              $17,049                     $12,227                        $15,346                              $14,890
 8/31/02              $17,520                     $12,196                        $15,278                              $14,938
 9/30/02              $16,295                     $11,320                        $14,186                              $13,900
10/31/02              $16,625                     $11,683                        $14,400                              $14,279
11/30/02              $17,626                     $12,725                        $15,549                              $15,260
12/31/02              $16,542                     $12,017                        $14,884                              $14,602
 1/31/03              $15,953                     $11,684                        $14,465                              $14,188
 2/28/03              $15,423                     $11,331                        $13,979                              $13,752
 3/31/03              $15,635                     $11,477                        $14,128                              $13,891

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SMALL CAP VALUE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Small Cap Value Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Value Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Small Cap Value Fund - PBHG Class commenced operations on April 30,
  1997.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The average annual total return of the Advisor Class from its inception to March 31, 2003 was (16.21)%.
4 For more information on the Russell 2000(R) Index please see the PBHG
  Disclosure Notes on page 121.
5 For more information on the Russell 2000(R) Value Index please see the PBHG
  Disclosure Notes on page 121.
6 For more information on the Lipper Small-Cap Core Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Basic Materials        4%
Consumer Cyclical     15%
Energy                 7%
Financial             22%
Health Care           14%
Industrial             8%
Services               9%
Technology            14%
Transportation         3%
Utilities              4%

% of Total Portfolio Investments in Common Stock


              TOP TEN COMMON STOCK HOLDINGS AT
                       MARCH 31, 2003

Brookline Bancorp                                 2.5%
Scholastic                                        2.3%
Arbitron                                          2.1%
HCC Insurance Holdings                            2.1%
Apria Healthcare Group                            2.1%
Urban Outfitters                                  2.0%
Pier 1 Imports                                    1.9%
Advo                                              1.8%
SICOR                                             1.7%
Scottish Annuity & Life Holdings                  1.7%
------------------------------------------------------
% of Total Portfolio Investments                 20.2%

            PBHG FUNDS

PBHG DISCIPLINED EQUITY FUND
PORTFOLIO MANAGERS: Harindra de Silva, CFA, Gregory McMurran, Dennis Bein, CFA, Steven Sapra, CFA

Portfolio Profile
OBJECTIVE:  Above-average total returns

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in securities of corporations whose securities are traded in the U.S. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

STRATEGY: Analytic, the Fund's sub-adviser, selects securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's systems seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative evaluation, price momentum, company fundamentals, liquidity and risk. While the Fund may invest in securities of any size, it usually invests in medium to large capitalization companies valued at more the $2 billion at the time of purchase.

Performance
    For the year ended March 31, 2003, the Fund's total return was -28.83% versus -24.76% for the S&P 500 Index. It was another rough period for equity investors as the economic recovery proved weaker than generally expected and revelations of accounting abuses raised questions about the quality of corporate earnings. In addition, stocks were sent lower amid rising concerns about the effects of higher oil prices, and the impending Iraq war. Prospects of war became reality in March of 2003, and investors temporarily rushed into the market in anticipation of a quick resolution to the situation in Iraq.
    After cutting short-term interest rates from 6.50% to 1.75% in 2001, the Federal Reserve Board continued its expansionary fiscal policy and lowered rates another half percent in November. The low interest rate environment encouraged home refinancing which equipped consumers with greater disposable income. The consumer helped to keep the economy moving forward, even though many economists predicted weaker consumer spending. In fact, for the calendar year 2002, the U.S. economy grew by almost 3%.

Portfolio Discussion
    Our investment process is based on the premise that investor behavior changes, but it changes slowly over time. We analyze a lot of fundamental data, over 70 characteristics, to identify what investors are rewarding and penalizing in the current economic environment. Analyzing what has worked in the recent past is often a good indicator of what will work in the near future. However, past performance may not be indicative of future results. Sometimes, though, investor preferences change, and change quickly. We experienced this phenomenon in October and November. This, coupled with adverse stock-specific events in a highly volatile stock market, negatively impacted relative performance for the trailing 12 months ended March 31, 2003.
    In general, investors rewarded the same types of quality stocks that they had been rewarding over the past few years. For example, investors rewarded stocks with high cash flow to price, high dividend yield, and companies with strong Return on Equity (ROE), and avoided stocks with unstable earnings and volatile prices.
    In the fall, however, investor behavior changed sharply. In fact, the change observed in October was one of the strongest of the previous 10 years. In October, the sharp upward reversal of the equity market was accompanied by a desire for more volatile, heavily-traded stocks and much less concern over valuations. A market environment characterized by short-term reversals is a challenging environment for our investment strategy which relies on persistency in investor behavior.
    In addition to a sharp change in investor sentiment, there has also been an increase in volatility within the U.S. equity market. Increases in volatility can temporarily magnify an investment manager's results, either good or bad. Our relative performance was negatively impacted by unusual stock-specific events unrelated to the emphasis of stock characteristics. Following are a few examples:

    o Sealed Air was down 58% in the third quarter of 2002 due to a court ruling allowing asbestos claimants to sue the company even though the company itself had never made or sold asbestos.
    o In the wake of the Enron scandal, Xcel Energy had its accounting practices called into question which severely impacted the stock price.
    o Safeway announced it would close stores, cut jobs, and reduce prices in order to be competitive with rival grocers, including Wal-Mart. This news was not received well by investors who sent the stock into its largest decline in two decades.

    For the majority of trailing twelve months, our investment process positioned the strategy to the proper characteristics. Unfortunately, the unexpected sharp change in October, coupled with a few unexpected stock-specific events, caused us to underperform our benchmark. Our research indicates that over time, investor preferences change gradually and are somewhat predictable. In our opinion, what happened in October and November is the exception and not the norm. We believe that over full market cycles, we will be able to meet our return objectives.
    We appreciate your loyalty and continuing support.

                                       PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND

            INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                              AVERAGE ANNUAL TOTAL RETURN1
                                  AS OF MARCH 31, 2003
------------------------------------------------------------------------------------
                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
------------------------------------------------------------------------------------
  PBHG Disciplined Equity Fund -
      PBHG Class                  (28.83)%     (15.42)%      (2.83)%        8.75%
------------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN PBHG DISCIPLINED EQUITY FUND1 VERSUS THE S&P
                  500 INDEX AND THE LIPPER LARGE-CAP CORE FUNDS
                                     AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                PBHG DISCIPLINED                                                            LIPPER LARGE-CAP CORE
                                   EQUITY FUND                      S&P 500 INDEX (3)                         FUNDS AVERAGE (4)
 7/1/93                              $10,000                              $10,000                                  $10,000
 7/31/93                             $9,845                               $10,189                                  $10,000
 8/31/93                             $10,217                              $10,575                                  $10,380
 9/30/93                             $10,109                              $10,491                                  $10,404
10/31/93                             $10,343                              $10,708                                  $10,568
11/30/93                             $10,156                              $10,606                                  $10,416
12/31/93                             $10,401                              $10,735                                  $10,658
 1/31/94                             $10,734                              $11,099                                  $10,992
 2/28/94                             $10,501                              $10,798                                  $10,782
 3/31/94                             $10,078                              $10,328                                  $10,325
 4/30/94                             $10,196                              $10,461                                  $10,424
 5/31/94                             $10,397                              $10,632                                  $10,512
 6/30/94                             $10,167                              $10,372                                  $10,225
 7/31/94                             $10,438                              $10,712                                  $10,517
 8/31/94                             $10,810                              $11,150                                  $10,940
 9/30/94                             $10,500                              $10,878                                  $10,697
10/31/94                             $10,704                              $11,122                                  $10,862
11/30/94                             $10,262                              $10,717                                  $10,465
12/31/94                             $10,375                              $10,876                                  $10,585
 1/31/95                             $10,632                              $11,158                                  $10,739
 2/28/95                             $11,010                              $11,592                                  $11,143
 3/31/95                             $11,303                              $11,934                                  $11,445
 4/30/95                             $11,666                              $12,285                                  $11,707
 5/31/95                             $12,132                              $12,775                                  $12,082
 6/30/95                             $12,437                              $13,071                                  $12,421
 7/31/95                             $12,888                              $13,504                                  $12,875
 8/31/95                             $12,888                              $13,538                                  $12,916
 9/30/95                             $13,448                              $14,109                                  $13,356
10/31/95                             $13,378                              $14,059                                  $13,258
11/30/95                             $13,849                              $14,675                                  $13,792
12/31/95                             $14,041                              $14,958                                  $13,961
 1/31/96                             $14,483                              $15,467                                  $14,369
 2/29/96                             $14,748                              $15,610                                  $14,613
 3/31/96                             $14,802                              $15,761                                  $14,757
 4/30/96                             $14,908                              $15,993                                  $15,019
 5/31/96                             $15,334                              $16,405                                  $15,365
 6/30/96                             $15,367                              $16,467                                  $15,337
 7/31/96                             $14,638                              $15,740                                  $14,636
 8/31/96                             $14,922                              $16,073                                  $15,021
 9/30/96                             $15,499                              $16,976                                  $15,820
10/31/96                             $15,927                              $17,444                                  $16,108
11/30/96                             $17,120                              $18,762                                  $17,183
12/31/96                             $17,268                              $18,390                                  $16,875
 1/31/97                             $18,081                              $19,538                                  $17,741
 2/28/97                             $17,965                              $19,692                                  $17,751
 3/31/97                             $17,505                              $18,884                                  $17,020
 4/30/97                             $18,273                              $20,011                                  $17,837
 5/31/97                             $19,111                              $21,228                                  $18,950
 6/30/97                             $20,123                              $22,179                                  $19,721
 7/31/97                             $21,897                              $23,943                                  $21,271
 8/31/97                             $21,127                              $22,603                                  $20,333
 9/30/97                             $22,553                              $23,840                                  $21,366
10/31/97                             $21,171                              $23,044                                  $20,625
11/30/97                             $22,178                              $24,110                                  $21,293
12/31/97                             $22,418                              $24,524                                  $21,651
 1/31/98                             $22,684                              $24,795                                  $21,815
 2/28/98                             $24,625                              $26,582                                  $23,393
 3/31/98                             $26,147                              $27,942                                  $24,452
 4/30/98                             $26,786                              $28,223                                  $24,699
 5/31/98                             $26,786                              $27,739                                  $24,166
 6/30/98                             $27,873                              $28,865                                  $25,009
 7/31/98                             $27,761                              $28,558                                  $24,636
 8/31/98                             $23,549                              $24,434                                  $20,931
 9/30/98                             $25,641                              $26,000                                  $22,187
10/31/98                             $27,846                              $28,115                                  $23,858
11/30/98                             $29,203                              $29,819                                  $25,270
12/31/98                             $30,897                              $31,537                                  $26,913
 1/31/99                             $31,832                              $32,856                                  $27,833
 2/28/99                             $30,925                              $31,835                                  $26,926
 3/31/99                             $31,946                              $33,108                                  $27,989
 4/30/99                             $34,043                              $34,391                                  $28,974
 5/31/99                             $33,561                              $33,579                                  $28,354
 6/30/99                             $35,801                              $35,442                                  $29,931
 7/31/99                             $34,793                              $34,336                                  $29,081
 8/31/99                             $34,850                              $34,165                                  $28,738
 9/30/99                             $33,752                              $33,228                                  $28,037
10/31/99                             $35,177                              $35,331                                  $29,660
11/30/99                             $35,519                              $36,049                                  $30,404
12/31/99                             $37,096                              $38,172                                  $32,435
 1/31/00                             $34,926                              $36,255                                  $31,011
 2/29/00                             $34,233                              $35,568                                  $31,021
 3/31/00                             $37,429                              $39,048                                  $33,620
 4/30/00                             $36,071                              $37,873                                  $32,554
 5/31/00                             $35,528                              $37,096                                  $31,741
 6/30/00                             $36,328                              $38,010                                  $32,696
 7/31/00                             $35,663                              $37,416                                  $32,222
 8/31/00                             $38,022                              $39,740                                  $34,378
 9/30/00                             $36,396                              $37,642                                  $32,590
10/31/00                             $36,063                              $37,483                                  $32,277
11/30/00                             $33,575                              $34,528                                  $29,630
12/31/00                             $33,636                              $34,697                                  $30,007
 1/31/01                             $34,819                              $35,928                                  $30,760
 2/28/01                             $32,726                              $32,652                                  $27,948
 3/31/01                             $31,043                              $30,583                                  $26,067
 4/30/01                             $33,230                              $32,960                                  $28,090
 5/31/01                             $33,503                              $33,181                                  $28,203
 6/30/01                             $32,971                              $32,373                                  $27,390
 7/31/01                             $32,910                              $32,055                                  $26,971
 8/31/01                             $31,481                              $30,048                                  $25,272
 9/30/01                             $29,113                              $27,622                                  $23,144
10/31/01                             $29,235                              $28,148                                  $23,707
11/30/01                             $31,460                              $30,308                                  $25,496
12/31/01                             $31,545                              $30,573                                  $25,700
 1/31/02                             $31,000                              $30,127                                  $25,222
 2/28/02                             $30,603                              $29,546                                  $24,657
 3/31/02                             $31,825                              $30,658                                  $25,565
 4/30/02                             $30,084                              $28,799                                  $24,087
 5/31/02                             $29,596                              $28,586                                  $23,849
 6/30/02                             $27,091                              $26,550                                  $22,093
 7/31/02                             $24,648                              $24,480                                  $20,410
 8/31/02                             $24,800                              $24,641                                  $20,502
 9/30/02                             $22,052                              $21,963                                  $18,380
10/31/02                             $23,945                              $23,896                                  $19,845
11/30/02                             $24,892                              $25,303                                  $20,833
12/31/02                             $23,512                              $23,816                                  $19,618
 1/31/03                             $22,896                              $23,192                                  $19,097
 2/28/03                             $22,464                              $22,845                                  $18,808
 3/31/03                             $22,649                              $23,066                                  $18,983


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG DISCIPLINED EQUITY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Disciplined Equity Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Disciplined Equity Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Disciplined Equity Fund commenced operations on July 1, 1993.
3 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 121.
4 The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at that month's end, July 31, 1993. For more information on the Lipper Large-Cap Core Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Basic Materials             4%
Consumer Cyclical          12%
Consumer Non-Cyclical      10%
Energy                      7%
Financial                  20%
Health Care                16%
Industrial                  6%
Services                    4%
Technology                 17%
Transportation              1%
Utilities                   3%

% of Total Portfolio Investments in Common Stock


            TOP TEN COMMON STOCK HOLDINGS AT
                      MARCH 31, 2003

Microsoft                                         5.0%
Johnson & Johnson                                 4.3%
Procter & Gamble                                  3.6%
Merck                                             3.2%
Bank of America                                   3.2%
PepsiCo                                           2.9%
Wells Fargo                                       2.9%
Fannie Mae                                        2.7%
Wal-Mart Stores                                   2.5%
ConocoPhillips                                    2.5%
------------------------------------------------------
% of Total Portfolio Investments                 32.8%

  PBHG FUNDS

PBHG REIT FUND
PORTFOLIO MANAGERS: Timothy Pire, CFA, Reagan A. Pratt, Lawrence Antonatos, Jerry Ehlinger, CFA

Portfolio Profile
OBJECTIVE:  High return consistent with reasonable risk

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations principally engaged in the real estate industry such as "real estate investment trusts" (REITS). Heitman, the Fund's sub-adviser, considers a company principally engaged if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

STRATEGY: The Fund seeks to invest
in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects cash reserves to be less than 5% of the assets of the Fund.

Performance
    The overall REIT sector turned in negative performance for the 12 months ended March 31, 2003, as measured by the Wilshire Real Estate Securities Index (WRESI). However, real estate generally outperformed the broader equity market for the period due to its attractive yields and moderate growth. PBHG REIT Fund's PBHG Class generated a -5.73% return and the Advisor Class returned -5.99% for the 12 months ended March 31, 2003. The Fund slightly trailed the WRESI, which fell -4.93%, but outperformed relative to the -24.76% return of the S&P 500 Index over the same time period. Several factors hurt Fund performance over the last 12 months. Our stock selection in the apartment, or multi-family, sector and an underweight position in the strip retail sector detracted most from performance. While our stock selection in hotels was generally strong, a slight overweighting dampened returns, as it was one of the worst performing sectors for the period.
    The largest positive contribution to Fund returns came from stock selection. Strong performance from our holdings in both the regional mall and strip retail sectors had the largest positive impact on performance. Both of these sectors have been largely viewed as defensive areas during the slow economic recovery, a fact that has added to their appeal against the difficult backdrop of the period. A combination of robust consumer spending and new store openings by retailers has helped sustain retail REITs' cash flows. The Fund's selections in the industrial, self-storage and manufactured housing sectors also outperformed those areas within the WRESI benchmark. From a sector perspective, our decision to overweight the more defensive regional mall sector and limit exposure to the poorly performing multi-family sector was beneficial to performance. The multi-family sector was buffeted by the perfect storm during the last 12 months, created by the combination of low interest rates, a slow economy and too much supply of new apartment units given the current level of demand. Low interest rates have caused a greater than normal percentage of multi-family renters to buy homes. In addition, the slow economy has resulted in negative job creation, which has further depressed the demand for apartments.

Portfolio Discussion
    In 2002, we began the year with optimism, believing that an economically weak first half would be followed by a relatively strong recovery in the second half of the year. The strong recovery never quite materialized in 2002. As we begin 2003, the new year is beginning to feel a lot like 2002. During the first quarter of 2003, hopes for an upturn in the economy fell victim to the reality of war. Undoubtedly, both the anticipation of the war and the actual combat put a damper on economic activity. With the ultimate cost and timing of the end of hostilities still unclear, business spending has been put on hold. Meanwhile, consumers have been taking advantage of every drop in interest rates to refinance their existing home or buy a new one. Consumer spending and housing have kept the economy afloat for most of the last three years. However, the single family housing market showed signs of weakening in the first quarter, with both single family home sales and starts declining. All of these events have led to modestly weaker property market fundamentals.
    The stalled economic recovery and paralysis in decision-making among corporate America are hurting demand for real estate. Vacancy rates in all property sectors moved higher during the first quarter of 2003, the result of a slowdown in demand and the delivery of construction projects that were started some time ago. The bright spot is that the rate of increase in vacancy rates has slowed. Demand for most property types will not likely increase until the economy gains meaningful, consistent strength, resulting in employment growth. However, on the positive side, new construction in almost all property types has declined, which we expect will help fundamentals immensely when demand picks up.
    Positioning the Fund to weather the fits and starts of the economy over the last year has been challenging. Historically, real estate fundamentals lag the economy by at least six months. With such an unclear economic picture, real estate fundamentals have been drifting. While the economy expanded over the last year, the rate of increase has not been strong enough to produce consistent job growth. Without consistent job growth, we believe demand for real estate space will be slow to materialize. The lack of demand for real estate has resulted in weak to negative cash flow growth at the REIT level.
    Presuming that economic activity accelerates throughout 2003, real estate demand should begin to increase, resulting in cash flow growth at the company level. We believe job growth is the key to increased demand for real estate. To date, the recovery in the employment market resembles that of the early 1990s -- a mild recovery in economic activity, but not enough to create new jobs. We expect that sectors with shorter lease durations should benefit first from a sustained increase in demand for space, namely the lodging and multi-family areas. However, some of the previously mentioned factors affecting the multi-family sector and the cloud overhanging the travel industry could impact the recovery for these areas. Sectors generally viewed as defensive, such as local retail and manufactured housing, will see a pickup in cash flow growth, but likely at a slower rate than some of the more economically cyclical sectors.
    Thank you for your continued support.

                                                     PBHG FUNDS

                                                                  PBHG REIT FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|     X     |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                            AVERAGE ANNUAL TOTAL RETURN1
                                AS OF MARCH 31, 2003
-----------------------------------------------------------------------------------------
                                     One    Annualized Annualized Annualize  Annualized
                                    Year      3 Year     5 Year    10 Year   Inception
                                   Return     Return     Return    Return     to Date
-----------------------------------------------------------------------------------------
  PBHG REIT Fund -
     PBHGClass2                     (5.73)%    12.33%     3.51%     8.40%      8.40%
-----------------------------------------------------------------------------------------
  PBHG REIT Fund -
     AdvisorClass3                  (5.99)%    11.88%     3.05%     8.05%      8.15%
-----------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
           THE PBHG REIT FUND - PBHG CLASS1 VERSUS THE S&P 500 INDEX,
            WILSHIRE REAL ESTATE SECURITIES INDEX AND THE LIPPER REAL
                              ESTATE FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

               PBHG REIT FUND --                                  WILSHIRE REAL ESTATE               LIPPER REAL ESTATE
                  PBHG CLASS           S&P 500 INDEX (4)          SECURITIES INDEX (5)                 FUNDS AVERAGE (6)
 3/13/89            $10,000                  $10,000                       $10,000                           $10,000
 3/31/89            $9,960                   $10,000                       $10,000                           $10,000
 4/30/89            $10,140                  $10,519                       $10,182                           $10,218
 5/31/89            $10,170                  $10,893                       $10,357                           $10,293
 6/30/89            $10,281                  $10,881                       $10,473                           $10,419
 7/31/89            $10,747                  $11,863                       $10,804                           $10,908
 8/31/89            $10,706                  $12,094                       $10,690                           $10,943
 9/30/89            $10,481                  $12,045                       $10,666                           $10,957
10/31/89            $10,308                  $11,765                       $10,133                           $10,657
11/30/89            $10,121                  $12,004                       $9,982                            $10,658
12/31/89            $9,944                   $12,292                       $9,978                            $10,744
 1/31/90            $9,833                   $11,467                       $9,508                            $10,415
 2/28/90            $9,769                   $11,616                       $9,504                            $10,385
 3/31/90            $9,598                   $11,924                       $9,482                            $10,423
 4/30/90            $9,718                   $11,627                       $9,298                            $10,234
 5/31/90            $9,392                   $12,758                       $9,257                            $10,305
 6/30/90            $9,413                   $12,672                       $9,275                            $10,467
 7/31/90            $9,489                   $12,632                       $8,920                            $10,551
 8/31/90            $8,714                   $11,491                       $7,878                            $9,688
 9/30/90            $7,740                   $10,933                       $6,965                            $8,962
10/31/90            $7,313                   $10,886                       $6,463                            $8,845
11/30/90            $7,789                   $11,589                       $6,726                            $9,177
12/31/90            $7,741                   $11,911                       $6,640                            $9,222
 1/31/91            $8,715                   $12,429                       $7,286                            $9,962
 2/28/91            $8,968                   $13,317                       $7,714                            $10,498
 3/31/91            $9,523                   $13,639                       $8,401                            $11,063
 4/30/91            $9,534                   $13,671                       $8,333                            $11,208
 5/31/91            $9,698                   $14,259                       $8,462                            $11,338
 6/30/91            $9,534                   $13,606                       $8,045                            $10,995
 7/31/91            $9,499                   $14,240                       $8,011                            $11,159
 8/31/91            $9,226                   $14,576                       $7,915                            $11,108
 9/30/91            $9,253                   $14,332                       $7,824                            $11,342
10/31/91            $9,012                   $14,531                       $7,648                            $11,205
11/30/91            $8,879                   $13,948                       $7,394                            $11,064
12/31/91            $9,564                   $15,540                       $7,970                            $12,001
 1/31/92            $10,116                  $15,250                       $8,345                            $12,444
 2/29/92            $9,920                   $15,448                       $8,324                            $12,250
 3/31/92            $9,910                   $15,148                       $8,144                            $12,088
 4/30/92            $9,749                   $15,592                       $8,009                            $12,001
 5/31/92            $10,097                  $15,668                       $8,041                            $12,449
 6/30/92            $9,924                   $15,435                       $7,799                            $12,237
 7/31/92            $10,314                  $16,066                       $7,828                            $12,583
 8/31/92            $10,365                  $15,737                       $7,710                            $12,722
 9/30/92            $10,594                  $15,922                       $8,003                            $12,968
10/31/92            $10,799                  $15,977                       $8,088                            $13,147
11/30/92            $10,722                  $16,519                       $8,158                            $13,291
12/31/92            $11,273                  $16,722                       $8,559                            $13,923
 1/31/93            $11,959                  $16,862                       $9,154                            $14,561
 2/28/93            $12,658                  $17,092                       $9,597                            $15,114
 3/31/93            $13,861                  $17,452                       $10,241                           $16,104
 4/30/93            $12,986                  $17,030                       $9,661                            $15,615
 5/31/93            $12,751                  $17,485                       $9,509                            $15,541
 6/30/93            $13,104                  $17,536                       $9,758                            $15,837
 7/31/93            $13,460                  $17,465                       $9,956                            $16,187
 8/31/93            $13,724                  $18,126                       $10,163                           $16,646
 9/30/93            $14,594                  $17,983                       $10,624                           $17,369
10/31/93            $14,274                  $18,355                       $10,325                           $17,270
11/30/93            $13,101                  $18,181                       $9,875                            $16,374
12/31/93            $13,538                  $18,401                       $9,863                            $16,878
 1/31/94            $13,697                  $19,026                       $10,159                           $17,070
 2/28/94            $14,536                  $18,510                       $10,574                           $17,668
 3/31/94            $14,031                  $17,704                       $10,085                           $17,083
 4/30/94            $14,192                  $17,931                       $10,198                           $17,209
 5/31/94            $14,529                  $18,225                       $10,410                           $17,273
 6/30/94            $13,983                  $17,778                       $10,205                           $16,872
 7/31/94            $13,820                  $18,362                       $10,228                           $16,808
 8/31/94            $13,894                  $19,113                       $10,221                           $16,968
 9/30/94            $13,855                  $18,647                       $10,050                           $16,676
10/31/94            $13,164                  $19,064                       $9,683                            $16,094
11/30/94            $12,624                  $18,371                       $9,304                            $15,503
12/31/94            $13,945                  $18,643                       $10,025                           $16,798
 1/31/95            $13,189                  $19,126                       $9,701                            $16,249
 2/28/95            $13,256                  $19,870                       $10,005                           $16,444
 3/31/95            $13,312                  $20,456                       $10,063                           $16,486
 4/30/95            $13,107                  $21,058                       $9,990                            $16,331
 5/31/95            $13,654                  $21,898                       $10,321                           $17,045
 6/30/95            $13,830                  $22,406                       $10,501                           $17,398
 7/31/95            $14,143                  $23,149                       $10,670                           $17,765
 8/31/95            $14,317                  $23,206                       $10,800                           $17,999
 9/30/95            $14,759                  $24,185                       $10,999                           $18,417
10/31/95            $14,266                  $24,099                       $10,658                           $17,920
11/30/95            $14,459                  $25,156                       $10,769                           $18,045
12/31/95            $15,461                  $25,640                       $11,393                           $19,301
 1/31/96            $15,479                  $26,512                       $11,550                           $19,560
 2/29/96            $15,747                  $26,758                       $11,779                           $19,757
 3/31/96            $15,933                  $27,016                       $11,875                           $19,787
 4/30/96            $15,951                  $27,414                       $11,928                           $19,767
 5/31/96            $16,350                  $28,120                       $12,194                           $20,267
 6/30/96            $16,707                  $28,227                       $12,438                           $20,596
 7/31/96            $16,634                  $26,981                       $12,327                           $20,513
 8/31/96            $17,405                  $27,551                       $12,851                           $21,410
 9/30/96            $17,878                  $29,100                       $13,172                           $21,968
10/31/96            $18,324                  $29,902                       $13,529                           $22,452
11/30/96            $19,272                  $32,160                       $14,091                           $23,464
12/31/96            $21,345                  $31,523                       $15,594                           $25,794
 1/31/97            $21,540                  $33,492                       $15,817                           $26,158
 2/28/97            $21,638                  $33,754                       $15,827                           $26,221
 3/31/97            $21,879                  $32,370                       $15,881                           $26,284
 4/30/97            $20,975                  $34,301                       $15,368                           $25,361
 5/31/97            $21,564                  $36,388                       $15,826                           $26,150
 6/30/97            $22,716                  $38,017                       $16,610                           $27,614
 7/31/97            $23,570                  $41,041                       $17,157                           $28,785
 8/31/97            $23,471                  $38,744                       $17,030                           $28,656
 9/30/97            $25,309                  $40,865                       $18,709                           $31,389
10/31/97            $24,788                  $39,501                       $17,914                           $30,441
11/30/97            $25,008                  $41,328                       $18,274                           $30,810
12/31/97            $25,854                  $42,038                       $18,682                           $31,580
 1/31/98            $25,534                  $42,502                       $18,418                           $31,106
 2/28/98            $25,361                  $45,566                       $18,182                           $31,025
 3/31/98            $26,131                  $47,897                       $18,541                           $31,758
 4/30/98            $25,236                  $48,379                       $17,957                           $30,767
 5/31/98            $24,589                  $47,548                       $17,784                           $30,312
 6/30/98            $24,291                  $49,478                       $17,690                           $29,957
 7/31/98            $23,162                  $48,953                       $16,459                           $28,091
 8/31/98            $21,079                  $41,884                       $14,749                           $25,164
 9/30/98            $22,108                  $44,567                       $15,575                           $26,454
10/31/98            $21,259                  $48,192                       $15,361                           $26,216
11/30/98            $21,794                  $51,113                       $15,650                           $26,767
12/31/98            $21,946                  $54,058                       $15,426                           $26,612
 1/31/99            $21,361                  $56,319                       $15,091                           $26,021
 2/28/99            $20,826                  $54,569                       $14,972                           $25,664
 3/31/99            $20,750                  $56,752                       $14,891                           $25,441
 4/30/99            $22,647                  $58,950                       $16,479                           $28,133
 5/31/99            $23,577                  $57,558                       $16,757                           $28,726
 6/30/99            $23,293                  $60,753                       $16,472                           $28,442
 7/31/99            $22,392                  $58,857                       $15,842                           $27,398
 8/31/99            $22,313                  $58,563                       $15,604                           $26,943
 9/30/99            $21,978                  $56,958                       $14,900                           $25,882
10/31/99            $21,287                  $60,562                       $14,623                           $25,299
11/30/99            $20,729                  $61,793                       $14,393                           $25,039
12/31/99            $21,692                  $65,433                       $14,935                           $26,048
 1/31/00            $21,530                  $62,146                       $14,996                           $25,884
 2/29/00            $21,018                  $60,969                       $14,709                           $25,420
 3/31/00            $21,910                  $66,934                       $15,354                           $26,564
 4/30/00            $23,221                  $64,920                       $16,448                           $27,970
 5/31/00            $23,331                  $63,588                       $16,646                           $28,269
 6/30/00            $24,254                  $65,155                       $17,207                           $29,414
 7/31/00            $25,888                  $64,137                       $18,752                           $31,649
 8/31/00            $25,085                  $68,120                       $18,077                           $30,839
 9/30/00            $26,005                  $64,524                       $18,664                           $31,897
10/31/00            $24,800                  $64,251                       $17,854                           $30,471
11/30/00            $25,444                  $59,186                       $18,256                           $30,910
12/31/00            $27,094                  $59,475                       $19,525                           $32,934
 1/31/01            $26,980                  $61,585                       $19,720                           $33,092
 2/28/01            $26,414                  $55,970                       $19,310                           $32,599
 3/31/01            $26,299                  $52,424                       $19,325                           $32,407
 4/30/01            $26,701                  $56,498                       $19,785                           $33,159
 5/31/01            $27,303                  $56,877                       $20,339                           $33,799
 6/30/01            $28,907                  $55,492                       $21,439                           $35,560
 7/31/01            $28,502                  $54,946                       $21,011                           $34,998
 8/31/01            $29,545                  $51,507                       $21,744                           $36,030
 9/30/01            $27,933                  $47,347                       $20,424                           $34,441
10/31/01            $27,198                  $48,250                       $19,660                           $33,422
11/30/01            $28,933                  $51,952                       $20,934                           $35,123
12/31/01            $29,913                  $52,407                       $21,541                           $36,082
 1/31/02            $30,118                  $51,642                       $21,634                           $36,136
 2/28/02            $30,936                  $50,646                       $22,129                           $36,823
 3/31/02            $32,939                  $52,551                       $23,490                           $38,914
 4/30/02            $33,042                  $49,365                       $23,631                           $39,482
 5/31/02            $33,180                  $49,001                       $23,870                           $40,031
 6/30/02            $33,712                  $45,510                       $24,359                           $40,864
 7/31/02            $31,596                  $41,963                       $22,851                           $38,657
 8/31/02            $31,388                  $42,239                       $22,860                           $38,696
 9/30/02            $30,002                  $37,648                       $21,850                           $37,206
10/31/02            $28,481                  $40,962                       $20,764                           $35,733
11/30/02            $29,967                  $43,373                       $21,792                           $37,183
12/31/02            $30,690                  $40,825                       $22,110                           $37,593
 1/31/03            $29,965                  $39,755                       $21,464                           $36,683
 2/28/03            $30,423                  $39,159                       $21,778                           $37,240
 3/31/03            $31,052                  $39,539                       $22,331                           $38,004


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG REIT FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG REIT Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Funds that concentrate investments in one or more groups of industries may involve greater risks than more diversified funds, including greater potential for volatility. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG REIT Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 PBHG REIT Fund-PBHG Class commenced operations on March 13, 1989.
3 The performance shown for the Advisor Class prior to its inception date of May
  15, 1995 is based on the performance and expenses of the PBHG Class. Subsequent to May 15, 1995, the performance is that of the Advisor Class, which will cause returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2003 was 10.52%. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Advisor Class shares returns going forward will reflect the 0.25% 12b-1 fee.
4 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 121.
5 For more information on the Wilshire Real Estate Securities Index please see the PBHG Disclosure Notes on page 121.
6 The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at that month's end, March 31, 1989. For more information on the Lipper Real Estate Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

PBHG REIT FUND
C-Corporations        12%
(REITS)               88%

% of Total Portfolio Investments in Common Stock


          TOP TEN COMMON STOCK HOLDINGS AT
                      MARCH 31, 2003

Apartment Investment & Management                 6.6%
Catellus Development                              6.5%
Rouse                                             6.3%
Developers Diversified Realty                     4.9%
Vornado Realty Trust                              4.8%
Boston Properties                                 4.8%
Prologis                                          4.5%
General Growth Properties                         4.3%
Starwood Hotels & Resorts Worldwide               3.7%
Pan Pacific Retail Properties                     3.5%
------------------------------------------------------
% of Total Portfolio Investments                 49.9%

  PBHG FUNDS

PBHG STRATEGIC SMALL COMPANY FUND*
PORTFOLIO MANAGERS: James M. Smith, CFA and Jerome J. Heppelmann, CFA

Portfolio Profile

OBJECTIVE:  Growth of capital

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth and value securities, such as common stocks, of small sized companies.

STRATEGY: The Fund's strategy is to invest in growth securities Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential and value securities Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter strategically adjusts the mix of growth and value securities in the Fund, depending upon economic and market conditions. Pilgrim Baxter expects to focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund.

Performance
    PBHG Strategic Small Company Fund's PBHG Class posted a return of -34.78%, and the Advisor Class returned -34.85% (see footnote 3 on page 35), trailing the Russell 2000(R) Index, which posted a -26.96% return, and the -30.80% return of the Lipper Small-Cap Growth Funds Average for the fiscal year ended March 31, 2003. During the year, the value portfolio declined by 34.92% and the growth portfolio declined by 33.03%.
    The Fund is structured to combine the strong growth potential during favorable market environments, with the downside protection contributed by the value style. The Fund periodically reviews the allocation between the two styles, which is affected by changing market dynamics and asset flows into and out of the Fund. The Fund was rebalanced during the fiscal year, the effect of which was to increase assets invested in the growth style. As of March 31, 2003, the Fund had 52% of its equity assets invested in growth and 48% in value.

Portfolio Discussion - Value
    The period began with the market retreating as the crisis in confidence regarding corporate governance, analyst/auditor independence and fears of continued escalation in the U.S. war on terrorism gave everyone something to worry about. These worries combined with rising oil prices, drooping consumer sentiment, and weak employment figures all conspired to drive equity markets down. Unfortunately, the certainty of U.S. troops engaged in combat marked by the U.S. invasion of Iraq on March 19, 2003 did little to alleviate the uncertainty clouding the financial markets.
    This continued decline in the equity markets was also evident in the results of the value portion of the Fund over the past twelve months, as performance was negatively impacted by our selections in the technology sector. Despite our overall relative underweight position for most of the year in this sector, the majority of technology companies we owned suffered from on-going continued weakness in corporate capital spending. This proved to be a difficult sector as we struggled to find companies that had a combination of solid growth prospects and little operating risk. Technology holdings Brooks Automation, Itron and Park Electrochemical were all negative contributors to portfolio performance. In the first quarter of 2003, higher-quality technology stocks rallied and we were positively rewarded for our holdings in Silicon Labs and Intersil.
    The value portion was also hurt by our overweight position relative to the benchmark in the services sector. Our focus on companies with the most leverage to an improving economy was clearly too early. Although we remain comfortable with our commitment to owning companies that will prosper in an improving economy, we are the first to admit the onset of the recovery is difficult to predict. We do, however, believe that equity positions should consistently be focused on an expansionary economic environment, as this is the most prevalent type of economy.
    In the energy sector, we continue to build positions in companies most leveraged to natural gas. We believe the combination of depletion rates on current wells, low production and the recent cold winter has set the stage for stronger than expected natural gas prices going forward. Clearly, the price of gas had run up in tandem with oil as the U.S. neared war, and the ensuing drop in oil prices has soured some of the short-term traders on this sector, resulting in poor performance. We however are taking a slightly longer view towards our positions and feel they do not currently reflect their fair values.
    During the fiscal year, performance was negatively impacted by our overweight position and stock selection in the consumer cyclical sector of the market. Companies began to suffer as the increasing economic and geopolitical concerns caused many consumers to finally begin tightening their "purse strings." Stocks such as Pier 1 Imports and Scholastic hurt overall performance. We did fare better in the consumer staples area of the market as we had strong performance relative to the benchmark, but this sector had little impact on the value segment due to its small weighting.
    Although we also had a small weighting in the transportation sector, positions we held in two small regional airlines were detractors to performance. Atlantic Coast Airline Holdings and SkyWest both suffered from liquidity questions surrounding their largest customer, United Airlines, and the effect the continued war on terrorism and overall economic weakness had on the public's willingness to fly.
    We also found some success in the financial sector. Although our long-standing underweight in small capitalization banks and REITs hurt performance, our stock selection of those we did find investment worthy more than made up for our underweight of a relatively strong sector. Strong stock selection in the insurance industry also helped boost performance. Names such as Odyssey Re Holdings and First American were positive contributors. We continue to believe there is long-term value in these companies.

Portfolio Discussion - Growth
    The first quarter of 2003 marks the third anniversary of the continuing performance drought for small cap growth investors. Starting with the deflation of the technology bubble, followed by persistent weak business capital spending, national security issues, and ultimately war in the Middle-East, there has been no catalyst to re-ignite serious interest in the equity markets, despite the best efforts of the Federal Reserve to lower interest rates and the Federal Government to return to deficit spending. By staying focused on our mandate to own the most rapidly growing companies, the growth portfolio sustains a disproportionate share of performance pressure during periods of weak economic activity and unsettled world events. Valuation compression typically accompanies less robust earnings reports and outlooks. While this is not unexpected or unprecedented, clearly we have been surprised by the severity and duration of the corrective process. Even now the economic experts debate whether we are facing a double dip prior to a sustained economic recovery. However, we continue to believe that no matter what the timing and shape of a recovery might be, improved economic conditions should be positively impacting the Fund's investments over the course of 2003.
    Consistent with this challenging and unsettled environment, the growth portfolio has avoided making any disproportionate sector bets, with the caveat that the Fund continues to generally avoid non-growth economic sectors such as financials, utilities, and energy. The exposure to technology, which historically has ranged between 20% and 70% of the growth portfolio, finished the year at about 30%. We watch closely the earnings surprise metrics within our universe of potential investments, and have observed that within technology, positive surprises have been inconsistent in their frequency and magnitude. Only recently have these statistics "settled down" to look like the historical norms, giving us some comfort that business models are now under better control, and that projections are now being conservatively constructed. Other important sector exposures are health care, consumer, and business services. We, of course, find strongly performing stocks even in periods of weak market conditions. Long-term holdings Career Education, P. F. Chang's China Bistro, and Krispy Kreme Doughnuts continue to grow at rapid rates and at a minimum are achieving the earnings forecasted by informed analysts. Newer positions, such as Omnivision Technologies and J2 Global Communication, are also performing very well from the standpoint of fundamentals as well as share price. Conversely, weakening fundamentals and negative earnings surprise provoke sell decisions. Recently, we have reduced or eliminated Overture Services, Scansource, and PEC Solutions due to their reduced earnings outlooks.
    As we look forward, one needs to place into context the massive corrective process that small cap growth equities have endured. The sheer magnitude, breadth, and duration of this adjustment is on a scale paralleling the mid 1970's, when arguably the fiscal and economic backdrop was much worse. As an investment style, aggressive growth investing has been possibly the least rewarding style for three years running. There is very little historical precedent for a prolonged continuation of such negative trends. In fact, the business cycle is poised for a normal cyclical recovery; an environment where the flavor of merchandise owned by the Fund normally performs strongly. We are still awaiting some further convincing data regarding the pace of economic recovery, and as this unfolds, we should be increasing the Portfolio's economic sensitivity. In the months ahead, we would expect to build back bigger exposure to technology and capital spending related to technology, while defensive exposure to health care is likely to be shaved. The consumer exposure has already been reduced to reflect the long and possibly waning contribution from this important sector of the economy. Most importantly, we are guided in our stock selection by a bottom-up view of earnings traction. We will continue to follow our disciplined approach to find the best growth stocks of today and tomorrow.

----------------------
* Effective April 1, 2003, PBHG Strategic Small Company Fund implemented changes to permit it greater flexibility in its selection process for those small cap securities trading at modest valuations. Please refer to the prospectus for more information about the investment objective and stratetgy of this Fund.

                                 PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |     X     |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                             AVERAGE ANNUAL TOTAL RETURN1
                                  AS OF MARCH 31, 2003
-----------------------------------------------------------------------------------------
                                 One        Annualized    Annualized     Annualized
                                Year          3 Year        5 Year        Inception
                               Return         Return        Return         to Date
-----------------------------------------------------------------------------------------
  PBHG Strategic Small
        Company Fund -
        PBHG Class2               (34.78)%     (19.24)%         (2.10)%        3.60%
-----------------------------------------------------------------------------------------
  PBHG Strategic Small
       Company Fund -
        Advisor Class3            (34.85)%     (19.27)%         (2.12)%        3.58%
-----------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
              THE PBHG STRATEGIC SMALL COMPANY FUND - PBHG CLASS1
           VERSUS THE RUSSELL 2000(R) INDEX AND THE LIPPER SMALL-CAP
                              GROWTH FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                             PBHG STRATEGIC SMALL
                                 COMPANY FUND --                     RUSSELL 2000 (R)                     LIPPER SMALL-CAP GROWTH
                                   PBHG CLASS                           INDEX (4)                            FUNDS AVERAGE (5)
12/31/96                             $10,000                              $10,000                                  $10,000
 1/31/97                             $10,120                              $10,200                                  $10,251
 2/28/97                             $9,350                               $9,952                                   $9,608
 3/31/97                             $8,860                               $9,483                                   $8,981
 4/30/97                             $8,750                               $9,509                                   $8,855
 5/31/97                             $10,270                              $10,567                                  $10,083
 6/30/97                             $11,130                              $11,020                                  $10,660
 7/31/97                             $12,170                              $11,533                                  $11,388
 8/31/97                             $12,410                              $11,797                                  $11,594
 9/30/97                             $13,440                              $12,660                                  $12,520
10/31/97                             $12,820                              $12,104                                  $11,894
11/30/97                             $12,520                              $12,026                                  $11,669
12/31/97                             $12,567                              $12,236                                  $11,719
 1/31/98                             $12,502                              $12,043                                  $11,560
 2/28/98                             $13,439                              $12,933                                  $12,522
 3/31/98                             $13,870                              $13,467                                  $13,162
 4/30/98                             $13,999                              $13,541                                  $13,282
 5/31/98                             $12,922                              $12,812                                  $12,413
 6/30/98                             $13,073                              $12,839                                  $12,719
 7/31/98                             $12,244                              $11,800                                  $11,831
 8/31/98                             $9,466                               $9,508                                   $9,322
 9/30/98                             $10,004                              $10,252                                  $10,015
10/31/98                             $10,381                              $10,671                                  $10,427
11/30/98                             $11,501                              $11,230                                  $11,309
12/31/98                             $12,835                              $11,924                                  $12,530
 1/31/99                             $13,105                              $12,083                                  $12,894
 2/28/99                             $11,957                              $11,104                                  $11,749
 3/31/99                             $11,856                              $11,278                                  $12,324
 4/30/99                             $12,092                              $12,288                                  $12,895
 5/31/99                             $12,576                              $12,468                                  $13,007
 6/30/99                             $13,937                              $13,032                                  $14,179
 7/31/99                             $13,960                              $12,674                                  $14,162
 8/31/99                             $14,083                              $12,205                                  $13,991
 9/30/99                             $14,308                              $12,208                                  $14,346
10/31/99                             $14,815                              $12,257                                  $15,157
11/30/99                             $16,209                              $12,989                                  $17,050
12/31/99                             $19,482                              $14,459                                  $20,177
 1/31/00                             $19,188                              $14,227                                  $19,985
 2/29/00                             $24,796                              $16,577                                  $24,929
 3/31/00                             $23,682                              $15,484                                  $23,606
 4/30/00                             $21,514                              $14,552                                  $21,009
 5/31/00                             $20,559                              $13,704                                  $19,267
 6/30/00                             $24,625                              $14,898                                  $22,472
 7/31/00                             $22,898                              $14,419                                  $21,022
 8/31/00                             $26,265                              $15,519                                  $23,454
 9/30/00                             $26,008                              $15,063                                  $22,573
10/31/00                             $24,331                              $14,391                                  $21,092
11/30/00                             $19,727                              $12,913                                  $17,413
12/31/00                             $21,799                              $14,022                                  $18,873
 1/31/01                             $22,342                              $14,752                                  $19,371
 2/28/01                             $19,024                              $13,785                                  $16,746
 3/31/01                             $17,279                              $13,110                                  $15,108
 4/30/01                             $19,353                              $14,136                                  $16,980
 5/31/01                             $20,039                              $14,483                                  $17,347
 6/30/01                             $20,425                              $14,983                                  $17,843
 7/31/01                             $19,496                              $14,172                                  $16,790
 8/31/01                             $18,509                              $13,715                                  $15,775
 9/30/01                             $15,691                              $11,868                                  $13,336
10/31/01                             $17,093                              $12,563                                  $14,439
11/30/01                             $18,466                              $13,536                                  $15,574
12/31/01                             $19,624                              $14,371                                  $16,527
 1/31/02                             $18,938                              $14,222                                  $16,013
 2/28/02                             $17,579                              $13,832                                  $14,935
 3/31/02                             $19,124                              $14,943                                  $16,082
 4/30/02                             $18,537                              $15,080                                  $15,598
 5/31/02                             $17,450                              $14,410                                  $14,813
 6/30/02                             $16,177                              $13,695                                  $13,736
 7/31/02                             $13,603                              $11,627                                  $11,802
 8/31/02                             $13,688                              $11,597                                  $11,795
 9/30/02                             $12,673                              $10,764                                  $11,023
10/31/02                             $13,302                              $11,110                                  $11,498
11/30/02                             $14,361                              $12,101                                  $12,389
12/31/02                             $13,088                              $11,427                                  $11,565
 1/31/03                             $12,730                              $11,111                                  $11,269
 2/28/03                             $12,258                              $10,775                                  $10,929
 3/31/03                             $12,473                              $10,914                                  $11,103


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG STRATEGIC SMALL COMPANY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Strategic Small Company Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Strategic Small Company Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Strategic Small Company Fund - PBHG Class commenced operations on
  December 31, 1996.
3 The performance shown for the Advisor Class prior to its inception on August
  31, 2002, is based on the performance and expenses of the PBHG Class. Subsequent to August 31, 2002, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The cumulative total return of the Advisor Class from its inception date to March 31, 2003 was (8.99)%.
4 For more information on the Russell 2000(R) Index please see the PBHG
  Disclosure Notes on page 121.
5 For more information on the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Basic Materials         2%
Consumer Cyclical      18%
Energy                  3%
Financial              11%
Health Care            21%
Industrial              6%
Services               13%
Technology             23%
Transportation          1%
Utilities               2%

% of Total Portfolio Investments in Common Stock


           TOP TEN COMMON STOCK HOLDINGS AT
                      MARCH 31, 2003

PF Chang's China Bistro                           1.9%
Intersil, Cl A                                    1.6%
Silicon Laboratories                              1.5%
Krispy Kreme Doughnuts                            1.5%
Career Education                                  1.5%
Cognizant Technology Solutions                    1.5%
Urban Outfitters                                  1.4%
FTI Consulting                                    1.4%
Kenneth Cole Productions, Cl A                    1.2%
ICU Medical                                       1.2%
------------------------------------------------------
% of Total Portfolio Investments                 14.7%

 PBHG FUNDS

PBHG TECHNOLOGY & COMMUNICATIONS FUND
PORTFOLIO MANAGERS: Gary L. Pilgrim, CFA, Michael S. Sutton, CFA, Jerome J. Heppelmann, CFA, Raymond J. McCaffrey, CFA

Portfolio Profile
OBJECTIVE: Long-term growth of capital. Current income is incidental to the Fund's goal.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified Fund, invests at least 80% of its assets in the technology and communications sector of the market. In addition, the fund is concentrated, which means it will invest 25% or more of its assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

STRATEGY: The Fund's strategy is to invest in companies that may be responsible for breakthrough products or technologies positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the twelve months ended March 31, 2003, PBHG Technology and Communications Fund's PBHG Class returned -50.57% and the Advisor Class returned -50.71% versus a return of -33.17% for its Benchmark, the Pacific Stock Exchange
(PSE) Technology Index(R).
    Like the two preceding it, the last fiscal year was very difficult for technology investors. Despite the overall bearish trend, stocks rose on several occasions after seeing signs of a potential recovery in the broad economy. Each time, stocks resumed their downward slide in response to weak fundamental results, accounting scandals, mixed macro-economic data, and unstable geopolitical situations in Iraq and North Korea. In short, uncertainty was rampant in the market, and as usual, the market responded to uncertainty with volatility.
    Amid this volatility, the stock market was still searching for its proverbial "bottom", nowhere more so than in the technology sector. Most analysts predicted the "bottom" for technology stocks would occur only when corporate spending on information technology increased and when telecommunications service providers resumed their capital expenditure projects. This prediction had its roots in the "new economy" of the late 1990s and early 2000, when Internet-driven capital spending soared. Eventually, demand for technology goods and services became saturated, first for PCs, storage devices, servers, software, and then for telecommunications equipment, devices and supplies. Companies involved in providing these goods and services have yet to resume operating at the near-full capacity levels they experienced during the boom.
    Business and consumer spending first declined due to economic weakness, evidenced by the recession begun in 2001. Now, as the economy struggles to hold on to a modest recovery, spending is constrained further by war-related concerns. There is no way to anticipate what effect the war will have on the psyches of consumers and investors. There is a chance that spending could continue to be weak, which could be particularly detrimental to technology investors. Alternatively, it is very possible that the stock market could rebound, led by technology stocks. We do see several factors are working in favor of an economic recovery, such as low interest rates, a strong housing market, and impending tax cuts targeted at consumers.
    Recent market movements have reminded us that when investors concentrate on major news events, they often overlook fundamentals. We believe that once order returns to the geopolitical scene, investors will turn their attention to issues on the home front, such as the economy and earnings. As bottom-up investors, we have always remained focused on earnings and business prospects, carefully sifting through our research to find technology stocks with attractive growth prospects.

Porfolio Discussion
    For much of the last year, we've seen the entire technology group trade together. Individual company fundamentals are taking a back seat to sector dynamics. Large-cap tech stocks and small-cap tech stocks are experiencing similar volatility and returns. The Fund is managed to be broadly diversified across the capitalization spectrum in technology, so this recent phenomenon has neither hurt nor helped us.
    We did not make radical changes to the Fund's positioning during the period. Our largest weightings continued to be the more traditional technology companies, which comprised approximately 70% of the portfolio. We have added some exposure to the healthcare sector, which includes biotechnology and medical technology, but continue to significantly underweight the sector relative to the benchmark.
    In hindsight, on average what worked well during the last fiscal year did poorly this year and conversely, what did poorly last year did better this year. We even witnessed this flip-flopping performance from quarter to quarter during the past twelve months. Last year's greatest positive contributor to Fund performance was RF Micro Devices, a provider of amplifiers used in wireless handsets. This year it was one of Fund's worst performers. Last year, analog semiconductor companies such as Maxim Integrated Products, Linear Technology, and Texas Instruments helped the Fund; this year all showed signficant declines. Semiconductor makers overall did very poorly, with stocks like Micron Technology, NVIDIA, Vitesse Semiconductor and Taiwan Semiconductor all significantly down for the year. Weakness of that magnitude spread to semiconductor capital equipment companies, even stocks that performed relatively well for us last year, such as Novellus Systems, Teradyne, and KLA Tencor.
    This year we enjoyed gains in telecommunications service providers such as AT&T, Bell South and Verizon. These names fall in the services sector; our overweighting and stock selection in this group helped relative performance. Other gainers in this group included eBay and Paychex. Offsetting these strong performers were several below-market performers, most notably Electronic Data Systems and Concord EFS.
    Compared to the Index, we had a much broader exposure and higher weighting overall in the consumer cyclical sector. The much-publicized problems with AOL Time Warner caused this holding to detract the most from our performance and the Index's. Beyond that, our stock selection, unfortunately, was very weak in this group. Scandal-ridden Adelphia Communications, Gemstar-TV Guide International, and video game retailer Electronics Boutique were the biggest losers.
    We believe that as U.S corporate profitability improves, corporate IT spending will follow. We also believe that near-term uncertainty, like that recently experienced, can provide attractive entry points for long-term investors. Moreover, our long-term conviction in the power of technology and the ensuing opportunities afforded to patient investors remains unchanged. History tells us that market turns can happen quickly and are often difficult to time. We continue to look beyond short-term uncertainties, positioning the Portfolio for better long-term growth. We want to thank our investors for riding out this very difficult technology environment.

                                PBHG FUNDS

                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND

           INVESTMENT FOCUS

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |     X    |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|------ ---|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Pilgrim Baxter & Associates, Ltd.


                              AVERAGE ANNUAL TOTAL RETURN1
                                  AS OF MARCH 31, 2003
-----------------------------------------------------------------------------------------
                                            One    Annualized  Annualized Annualized
                                           Year      3 Year      5 Year    Inception
                                          Return     Return      Return     to Date
-----------------------------------------------------------------------------------------
  PBHG Technology &
     Communications Fund - PBHG Class2   (50.57)%   (54.25)%    (14.21)%    (0.55)%
-----------------------------------------------------------------------------------------
  PBHG Technology &
     Communications Fund - Advisor Class3(50.71)%   (54.34)%    (14.30)%    (0.62)%
-----------------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN THE PBHG TECHNOLOGY & COMMUNICATIONS FUND -
                 PBHG CLASS1 VERSUS THE PSE TECHNOLOGY INDEX(R)
                   AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS
                                    AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                PBHG TECHNOLOGY &                                                             LIPPER SCIENCE
                                 COMMUNICATIONS                       PSE TECHNOLOGY                           & TECHNOLOGY
                               FUND -- PBHG CLASS                     INDEX (R) (4)                         FUNDS AVERAGE (5)
 9/30/95                             $10,000                              $10,000                                  $10,000
10/31/95                             $10,800                              $10,057                                  $9,856
11/30/95                             $11,720                              $10,210                                  $9,982
12/31/95                             $11,602                              $9,919                                   $9,550
 1/31/96                             $11,462                              $10,154                                  $9,508
 2/29/96                             $12,562                              $10,451                                  $9,989
 3/31/96                             $12,482                              $9,899                                   $9,708
 4/30/96                             $14,132                              $10,901                                  $10,786
 5/31/96                             $15,303                              $11,005                                  $11,206
 6/30/96                             $14,973                              $10,244                                  $10,479
 7/31/96                             $13,712                              $9,456                                   $9,483
 8/31/96                             $14,963                              $10,038                                  $10,114
 9/30/96                             $16,643                              $10,945                                  $11,261
10/31/96                             $16,793                              $10,780                                  $11,132
11/30/96                             $17,663                              $12,243                                  $12,066
12/31/96                             $17,916                              $11,954                                  $11,793
 1/31/97                             $18,539                              $13,217                                  $12,531
 2/28/97                             $16,580                              $12,659                                  $11,455
 3/31/97                             $14,927                              $11,955                                  $10,631
 4/30/97                             $15,437                              $12,365                                  $10,956
 5/31/97                             $18,100                              $13,861                                  $12,448
 6/30/97                             $18,641                              $13,958                                  $12,632
 7/31/97                             $20,865                              $16,113                                  $14,246
 8/31/97                             $20,773                              $16,092                                  $14,233
 9/30/97                             $22,416                              $16,638                                  $14,965
10/31/97                             $19,732                              $14,929                                  $13,704
11/30/97                             $19,151                              $14,971                                  $13,593
12/31/97                             $18,511                              $14,392                                  $13,295
 1/31/98                             $17,697                              $14,981                                  $13,623
 2/28/98                             $19,850                              $16,819                                  $15,186
 3/31/98                             $20,643                              $17,151                                  $15,655
 4/30/98                             $21,061                              $17,820                                  $16,255
 5/31/98                             $19,047                              $16,410                                  $15,107
 6/30/98                             $20,332                              $17,164                                  $16,279
 7/31/98                             $19,186                              $17,121                                  $16,011
 8/31/98                             $16,004                              $13,912                                  $12,793
 9/30/98                             $17,997                              $15,881                                  $14,457
10/31/98                             $18,072                              $17,683                                  $15,518
11/30/98                             $20,322                              $19,647                                  $17,514
12/31/98                             $23,324                              $22,319                                  $20,365
 1/31/99                             $28,435                              $25,591                                  $23,442
 2/28/99                             $25,325                              $22,967                                  $21,328
 3/31/99                             $30,000                              $24,724                                  $23,674
 4/30/99                             $31,653                              $25,599                                  $24,322
 5/31/99                             $30,120                              $26,347                                  $24,033
 6/30/99                             $34,622                              $29,839                                  $26,902
 7/31/99                             $34,067                              $29,662                                  $26,620
 8/31/99                             $36,916                              $31,189                                  $27,953
 9/30/99                             $37,916                              $31,233                                  $28,828
10/31/99                             $45,517                              $33,074                                  $31,979
11/30/99                             $54,107                              $37,846                                  $37,403
12/31/99                             $80,210                              $48,396                                  $46,731
 1/31/00                             $82,496                              $47,350                                  $45,923
 2/29/00                            $117,027                              $58,153                                  $58,460
 3/31/00                            $100,197                              $57,869                                  $56,046
 4/30/00                             $81,848                              $54,187                                  $49,393
 5/31/00                             $68,637                              $49,542                                  $43,495
 6/30/00                             $93,468                              $54,868                                  $50,616
 7/31/00                             $85,195                              $51,182                                  $48,191
 8/31/00                             $99,596                              $58,310                                  $55,666
 9/30/00                             $92,089                              $51,759                                  $50,077
10/31/00                             $74,246                              $48,413                                  $44,653
11/30/00                             $45,137                              $40,471                                  $33,280
12/31/00                             $45,165                              $40,596                                  $32,558
 1/31/01                             $48,379                              $45,754                                  $35,859
 2/28/01                             $34,067                              $37,410                                  $26,041
 3/31/01                             $25,853                              $33,024                                  $21,768
 4/30/01                             $31,719                              $38,400                                  $26,115
 5/31/01                             $30,000                              $37,019                                  $25,010
 6/30/01                             $28,399                              $36,213                                  $24,773
 7/31/01                             $26,102                              $34,328                                  $22,573
 8/31/01                             $21,509                              $31,568                                  $19,674
 9/30/01                             $15,787                              $25,819                                  $15,368
10/31/01                             $18,517                              $29,899                                  $17,836
11/30/01                             $21,942                              $33,944                                  $20,582
12/31/01                             $21,509                              $34,336                                  $20,792
 1/31/02                             $21,378                              $34,165                                  $20,435
 2/28/02                             $17,664                              $31,375                                  $17,621
 3/31/02                             $19,409                              $34,237                                  $19,298
 4/30/02                             $16,535                              $30,258                                  $16,944
 5/31/02                             $15,039                              $29,046                                  $15,937
 6/30/02                             $12,257                              $25,676                                  $13,807
 7/31/02                             $11,181                              $22,686                                  $12,287
 8/31/02                             $10,538                              $22,400                                  $11,923
 9/30/02                             $8,806                               $19,306                                  $10,142
10/31/02                             $9,987                               $22,525                                  $11,844
11/30/02                             $11,562                              $25,729                                  $13,838
12/31/02                             $9,790                               $22,958                                  $11,954
 1/31/03                             $9,606                               $22,748                                  $11,911
 2/28/03                             $9,751                               $22,890                                  $11,964
 3/31/03                             $9,593                               $22,880                                  $11,918


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG TECHNOLOGY & COMMUNICATIONS FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Technology & Communications Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect past fee waiver and /or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Technology & Communications Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results. Gary L. Pilgrim, Michael S. Sutton, Jerome J. Heppelmann, and Raymond J. McCaffrey began managing the Fund on August 19, 2002.
2 The PBHG Technology & Communications Fund - PBHG Class commenced operations on
  September 29, 1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The cumulative total return of the Advisor Class from its inception to March 31, 2003 was (78.88)%.
4 For more information on the PSE Technology Index(R)please see the PBHG
  Disclosure Notes on page 121.
5 The chart assumes $10,000 invested in the Lipper Science & Technology Funds
  Average at that month's end, September 30, 1995. For more information on the Lipper Science & Technology Funds Average please see the PBHG Disclosure Notes on page 121.


SUB-SECTOR WEIGHTINGS AT MARCH 31, 2003 +

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Aerospace/Defense                2%
Biotech                          8%
Computer Hardware                8%
Internet                         4%
Networking/Telecom Equipment     8%
Other                            2%
Semiconductor                   32%
Semiconductor Equipment          9%
Services                         9%
Software                        10%
Telecommedia                     6%

+ As a % of Equity


              TOP TEN COMMON STOCK HOLDINGS AT
                         MARCH 31, 2003

Amgen                                             2.7%
Electronic Arts                                   2.3%
Texas Instruments                                 2.3%
Dell Computer                                     2.2%
Comcast, Cl A                                     2.2%
Nokia Oyj ADR                                     2.1%
Qualcomm                                          2.1%
Intel                                             2.1%
AT&T Wireless Services                            2.1%
First Data                                        2.1%
------------------------------------------------------
% of Total Portfolio Investments                 22.2%

  PBHG FUNDS

PBHG IRA CAPITAL PRESERVATION FUND
PORTFOLIO MANAGERS: John K. Dwight, Laura P. Dagan, CFA, David J. Kilborn, CFA, John M. Loud, Andrew D. Beaumier

Portfolio Profile
OBJECTIVE: Seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

INVESTS IN: Fixed-income securities that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top category at the time of purchase and wrapper agreements issued by entities rated in the top two categories at the time of purchase. The Fund may also invest in liquid short-term investments and commingled pools of debt.

STRATEGY: The Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks. The Fund's goal is to purchase enough wrappers to cover all of its debt securities. While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed income fund. The portfolio is offered exclusively to IRA and Keogh Plan investors.

Performance
    For the year ended March 31, 2003, PBHG IRA Capital Preservation Fund's PBHG Class gained 4.38% and the Advisor Class gained 4.18% (see footnote 3 on page
39) relative to the 6.56% return of the benchmark Ryan 5-Year GIC Master Index and the 0.86% increase of the Lipper Money Market Funds Average. The Fund enjoyed greater awareness during the period as more investors considered the potential benefits of adding funds that seek stable value to their IRA investment portfolios. As a result, the Fund experienced an accelerated growth of new cash flow throughout the year.
    During the period, we believe the Fund accomplished its objective of providing shareholders with stable positive returns despite market volatility and rapidly declining short-term interest rates. Although the Fund underperformed its primary benchmark, the Ryan 5-Year GIC Master Index, for the year, it substantially outperformed the Lipper Money Market Funds Average. While interest rates across the yield curve have declined over the past year, rates in the two- to five-year area remain significantly above current money market fund yields. The portfolio is currently positioned to benefit from an environment of stable to rising interest rates and we believe it should continue to present an attractive alternative to money market investments.
    At the beginning of 2002, many forecasts predicted that the economy would be growing between 3% and 4% by year-end and the Federal Reserve would shift to a tightening mode. Interest rates were expected to remain stable or move higher. Equity prices were also expected to increase following two consecutive years of decline. While the economy's annualized rate of growth neared expectations, the threat of recession never completely receded. As the year progressed, there was extreme pessimism in the equity markets propelled first by concerns about accounting fraud followed by geopolitical uncertainty. This resulted in a flight to the perceived safe haven of high quality bonds. On a monthly basis, government and corporate bond returns were volatile, but structured products (such as asset- and mortgage-backed bonds) posted relatively stable returns. The Fund, with its significant weightings in the structured product sectors, benefited from this relative stability.

Portfolio Discussion
    We believe the portfolio is appropriately diversified across the major sectors of the AAA-rated fixed-income market, consistent with the objective of preserving principal and maintaining a stable $10 net asset value per share. Our investment process focuses primarily on enhancing yield through sector weightings and individual security selection. Throughout the past year, the average credit quality of the total portfolio remained at AAA/Aaa, as measured by Standard & Poor's Rating Group and Moody's Investors Service, respectively. In the near term, we expect the short end of the yield curve to remain fairly anchored, while any continued flight to quality buying could cause the yield curve to flatten, keeping interest rates at relatively low levels. Therefore, we have positioned the Fund at what we consider to be a neutral duration with a barbell maturity structure that we expect should continue to perform well in the current market environment.
    Although the Fund began the period with its duration close to 3 years, we brought the duration short of its 2.5-year target by the end of the third quarter of 2002, as Treasury rates tested their historic lows. Subsequently, we moved the duration back to a neutral position by the end of 2002. While we still believe the next large move in interest rates will be higher, we concede that rates may decline in the short run. It could be some time before current prevailing economic fundamentals indicate conditions that would necessitate monetary tightening.
    During the period, we took advantage of opportunities to purchase securities in sectors where yield spreads had widened relative to Treasury rates. Earlier in the year, we increased the mortgage sector allocation while taking profits from AAA corporate securities and reducing cash. During the third quarter of 2002, we reduced the Fund's mortgage weighting in anticipation of accelerated prepayments triggered by declining interest rates and repurchased at lower prices some of the AAA-rated airline equipment securities we had sold profitably earlier in the year. Home equity asset-backed securities were also added at the end of the third quarter as spreads widened with substantial new issuance. Toward year-end and into the first quarter of 2003, we increased the mortgage sector allocation as we expect that the credit quality and demand for incremental yield in a relatively stable interest rate environment should result in strong performance from this sector.
    Although economic growth for the first quarter of 2003 was considerably slower than expected, growth in the second half of the year could still recover if oil prices continue to fall and consumers start to increase spending again. Backing up the economy is robust monetary and fiscal stimulus, which should help to maintain positive growth. We believe stronger economic growth should eventually put upward pressure on Treasury rates, along with increased issuance as a result of a rapidly growing budget deficit. For now, however, we believe it is safe to assume the Federal Reserve will not be raising interest rates anytime soon.
    As the year continues to unfold, our objectives remain the same -- to attempt to preserve shareholder principal while seeking to maintain a stable net asset value and competitive returns. We thank you for your confidence in the PBHG IRA Capital Preservation Fund and look forward to continuing to serve your retirement needs in the future.

                                  PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND


                    AVERAGE ANNUAL TOTAL RETURN1 AS OF MARCH 31, 2003
------------------------------------------------------------------------------------------------
                                                       30         One     Annualized Annualized
                                                       Day       Year       3 Year    Inception
                                                      Yield     Return      Return     to Date
------------------------------------------------------------------------------------------------
  PBHG IRA Capital Preservation Fund - PBHG Class2    3.76%     4.38%        5.58%      5.76%
------------------------------------------------------------------------------------------------
  PBHG IRA Capital Preservation Fund - Advisor Class3 3.46%     4.18%        5.51%      5.71%
------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
               THE PBHG IRA CAPITAL PRESERVATION FUND1 VERSUS THE
                 RYAN 5-YEAR GIC MASTER INDEX AND LIPPER MONEY
                              MARKET FUNDS AVERAGE

[LINE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                PBHG IRA CAPITAL
                                  PRESERVATION                         RYAN 5-YEAR                           LIPPER MONEY MARKET
                               FUND -- PBHG CLASS                 GIC MASTER INDEX (4)                        FUNDS AVERAGE (5)
 8/31/99                             $10,000                              $10,000                                  $10,000
 9/30/99                             $10,055                              $10,053                                  $10,037
10/31/99                             $10,112                              $10,106                                  $10,076
11/30/99                             $10,166                              $10,159                                  $10,115
12/31/99                             $10,224                              $10,212                                  $10,158
 1/31/00                             $10,279                              $10,264                                  $10,201
 2/29/00                             $10,331                              $10,317                                  $10,241
 3/31/00                             $10,386                              $10,370                                  $10,285
 4/30/00                             $10,441                              $10,422                                  $10,330
 5/31/00                             $10,499                              $10,475                                  $10,377
 6/30/00                             $10,555                              $10,528                                  $10,425
 7/31/00                             $10,613                              $10,581                                  $10,476
 8/31/00                             $10,674                              $10,634                                  $10,527
 9/30/00                             $10,738                              $10,688                                  $10,577
10/31/00                             $10,799                              $10,741                                  $10,629
11/30/00                             $10,857                              $10,795                                  $10,679
12/31/00                             $10,917                              $10,848                                  $10,731
 1/31/01                             $10,978                              $10,902                                  $10,780
 2/28/01                             $11,032                              $10,956                                  $10,821
 3/31/01                             $11,098                              $11,010                                  $10,863
 4/30/01                             $11,154                              $11,064                                  $10,901
 5/31/01                             $11,209                              $11,118                                  $10,936
 6/30/01                             $11,263                              $11,171                                  $10,967
 7/31/01                             $11,319                              $11,225                                  $10,997
 8/31/01                             $11,377                              $11,279                                  $11,024
 9/30/01                             $11,430                              $11,332                                  $11,048
10/31/01                             $11,484                              $11,385                                  $11,068
11/30/01                             $11,532                              $11,438                                  $11,084
12/31/01                             $11,577                              $11,490                                  $11,097
 1/31/02                             $11,621                              $11,543                                  $11,108
 2/28/02                             $11,665                              $11,595                                  $11,118
 3/31/02                             $11,711                              $11,647                                  $11,128
 4/30/02                             $11,753                              $11,699                                  $11,138
 5/31/02                             $11,800                              $11,751                                  $11,148
 6/30/02                             $11,844                              $11,802                                  $11,157
 7/31/02                             $11,887                              $11,854                                  $11,167
 8/31/02                             $11,930                              $11,905                                  $11,176
 9/30/02                             $11,974                              $11,955                                  $11,185
10/31/02                             $12,021                              $12,006                                  $11,194
11/30/02                             $12,064                              $12,056                                  $11,202
12/31/02                             $12,107                              $12,106                                  $11,208
 1/31/03                             $12,149                              $12,155                                  $11,214
 2/28/03                             $12,185                              $12,204                                  $11,219
 3/31/03                             $12,224                              $12,253                                  $11,223


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG IRA CAPITAL PRESERVATION FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, the Sub-Adviser believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund. The Fund may be unable to maintain a stable value if an applicable government or self-regulatory agency (e.g., the Securities and Exchange Commission or the Financial Accounting Standards Board) determines that the current procedures used by the Fund to value the wrapper agreements are inappropriate. If that should occur, the Fund's Board of Trustees would review the Fund's valuation methodologies, investment objectives, policies and procedures. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Had the expense waiver not been in effect, the 30 day yield for the PBHG and Advisor Class would have been 3.44% and 3.14%, respectively. Investors considering the PBHG IRA Capital Preservation Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG IRA Capital Preservation Fund-PBHG Class commenced operations on
   August 31, 1999.
3 The performance shown for the Advisor Class prior to its inception on July 31, 2002, is based on the performance and expenses of the PBHG Class. Subsequent to July 31, 2002, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The Advisor Class shares carry a service plan of up to 0.25%. The cumulative total return of the Advisor Class from its inception date to March 31, 2003 was 2.64%.
4 For more information on the Ryan 5-Year GIC Master Index please see the PBHG
  Disclosure Notes on page 121.
5 For more information on the Lipper Money Market Funds Average please see the PBHG Disclosure Notes on page 121.


SECTOR WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Asset-Backed Securities            43%
Commercial Mortgages                7%
Corporate Bonds                    16%
Mortgage Related                    3%
Residential Mortgages-Agency       16%
Residential Mortgages              15%

% of Total Portfolio Investments in Long-Term Obligations
(excluding wrapper agreements)


      TOP TEN LONG-TERM OBLIGATIONS HOLDINGS
                  AT MARCH 31, 2003

Federal National Mortgage Assocation
     30 Year Fixed TBA, 7.500%                    3.1%
Federal National Mortgage Assocation
     30 Year Fixed TBA, 6.500%                    3.0%
Federal Home Loan Mortgage Corporation
     30 Year Fixed TBA, 6.500%                    3.0%
Washington Mutual CMO,
     Ser 2002-AR 19, Cl A5                        2.5%
Oil International Ltd., 144a, 3.980%              2.3%
Bank of America CMO,
     Ser 2003-B, Cl 2A7                           2.0%
Merrill Lynch Mortgage Investors,
     Ser 1997-C1, Cl A3                           1.9%
Providian Master Trust,
     Ser 2000-1, Cl A                             1.8%
General Electric Capital MTN, 6.000%              1.8%
Federal National Mortgage Assocation
     15 Year Fixed TBA, 5.500%                    1.7%
------------------------------------------------------
% of Total Portfolio Investments                 23.1%

            PBHG FUNDS

PBHG CASH RESERVES FUND
PORTFOLIO MANAGER: Timothy E. Smith


Portfolio Profile
OBJECTIVE:  Current income while preserving principal and maintaining liquidity.

INVESTS IN: Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter or Wellington Management, the Fund's sub-adviser, determines are of comparable quality.

STRATEGY: The Fund's strategy is to invest in primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter and Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

Performance
    For the year ended March 31, 2003, PBHG Cash Reserves Fund returned 0.94%, ahead of the Lipper Money Market Fund Average return of 0.86%. This period proved to be challenging for the U.S. economy and financial markets. War, geopolitical risks, accounting scandals, high oil prices, alleged conflicts of interest at investment banks, the telecom industry's rapid decline and a deteriorating stock market helped prevent the economy from staging the quick recovery that everyone had hoped for. After waiting patiently for much of the period, the Federal Open Market Committee (FOMC) lowered the Fed Funds rate 50 basis points to 1.25% in November, their first rate adjustment since December 2001. This move was made in response to renewed signs of economic weakness and to sustain the gradual economic and corporate profit recovery that unfolded during the year. Of note, at its most recent meeting in March, the Fed left unstated their opinion on future economic trends.
    Amid this uncertain environment, the stock market closed out its third straight yearly decline in 2002 -- the longest losing streak since 1941. A brief 15% rally in October and November was insufficient to stem the tide as the S&P 500 Index finished the year down 24.76%. This downward trend continued into the first quarter of 2003 when most major equity indices fell again. While most of the major equity indices posted double digit declines, the fixed income markets rallied. In particular, investors sought safety which resulted in double digit gains for mid to long term Treasuries.
    The bond rally sent yields to the lowest levels in more than four decades. Low yields are forcing more money funds with high expenses to cut fees in order to keep yields positive and avoid losses of principal. In fact, as of March, over 100 money market funds with total assets exceeding $27 billion showed yields below 0.25% and many of them are already waiving fees. In addition to fee waivers, low yields have caused many investors to flee money market funds. In fact, total assets in 6 of the 7 major taxable money market categories fell during the year.

Portfolio Discussion
    We continue to manage the Fund conservatively by emphasizing high quality, liquid issues and avoiding lower credit quality or leveraged structures that offer higher yields. Consistent with this approach, the Fund is well diversified with approximately 59% in commercial paper, 13% in bank products, 20% in Federal agency instruments and 8% in Repurchase agreements. Late in 2002 and continuing into 2003, we extended the weighted average maturity of the Fund and it now stands at 76 days.
    The outlook for the U.S. economy remains cloudy but optimistic as the implications of the situation in Iraq and the potential spreading of SARS continue to play out. Consumers, long the engine behind the economy's forward momentum, are unlikely to have significant pent-up demand when these uncertainties subside. While the housing market has remained resilient and lower energy prices should benefit the pocketbooks of consumers, continued job losses and a diminishing ability to squeeze more disposable income from mortgage refinancing will limit the ability of consumers to boost spending in the coming months. Corporations will continue to repair their balance sheets but an increase in business spending, a key component needed to boost economic activity, is likely to remain illusive. Thanks to the liquidity being injected into the system via monetary and fiscal policy, the economy has a better chance to continue its slow, but positive, growth. Inflationary pressures are expected to remain benign. In this environment we will continue to look for opportunities to buy high quality securities maturing in the nine to twelve month area in order to maintain longer weighted-average maturities without sacrificing liquidity.
    We look forward to whatever challenges this new year brings and to serving the PBHG Cash Reserves Fund's shareholders for another year.

                                             PBHG FUNDS

                                                         PBHG CASH RESERVES FUND


                            AVERAGE ANNUAL TOTAL RETURN1
                                AS OF MARCH 31, 2003

------------------------------------------------------------------------------------------------
                                 Seven       One     Annualized   Annualized     Annualized
                                  Day       Year       3 Year       5 Year        Inception
                                 Yield     Return      Return       Return        to Date2
------------------------------------------------------------------------------------------------
  PBHG Cash Reserves Fund -
      PBHG Class                 0.55%      0.94%       3.14%         3.81%         4.29%
------------------------------------------------------------------------------------------------


                  COMPARISON OF TOTAL RETURN, AS OF MARCH 31,
                        2003 FOR THE PBHG CASH RESERVES
                         FUND, VERSUS THE LIPPER MONEY
                             MARKET FUNDS AVERAGE3

[BAR CHART OMITTED--PLOT POINTS AS FOLLOWS:]

                                            ONE YEAR
                                         --------------
PBHG CASH RESERVES                           0.94%
LIPPER MONEY MARKET FUNDS AVERAGE (3)        0.86%


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG CASH RESERVES FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns shown reflect past fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance would have been lower. The yield for the Fund more closely reflects the current earnings of the Fund than its total return. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money. The performance results are subject to change since the fiscal year-end. Please call 1-800-433-0051 or visit our website at www.pbhgfunds.com for more current investment results.
2 The PBHG Cash Reserves Fund commenced operations on April 4, 1995.
3 For more information on the Lipper Money Market Funds Average please see the PBHG Disclosure Notes on page 121.


ASSET WEIGHTINGS AT MARCH 31, 2003

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]


Certificates of Deposit    13%
Commercial Paper           59%
Government Bond            20%
Cash                        8%

% of Total Portfolio Investments

  PBHG FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF PBHG FUNDS:

In our opinion, the accompanying statements of net assets for PBHG Emerging Growth Fund, PBHG Growth Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Growth Fund, PBHG Limited Fund, PBHG New Opportunities Fund, PBHG Select Equity Fund, PBHG Clipper Focus Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Disciplined Equity Fund, PBHG REIT Fund, PBHG Strategic Small Company Fund, PBHG Technology and Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Cash Reserves Fund and the statement of assets and liabilities, including the schedule of investments of PBHG Core Growth Fund (constituting PBHG Funds hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights, after the restatement described in Note 2 with respect to the PBHG REIT Fund, present fairly, in all material respects the financial position of each of the Fund at March 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 21, 2003

                                                 PBHG Funds

                                                         Schedule of Investments

                                                            As of March 31, 2003


                                                           PBHG Core Growth Fund




                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 80.8%
Consumer Cyclical -- 13.2%
Apparel Manufacturers -- 1.8%
Coach*                                 16,500   $         633
                                                 ------------
                                                          633
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.9%
Amazon.Com*                            11,500             299
                                                 ------------

                                                          299
--------------------------------------------------------------------------------

Entertainment Software -- 1.3%
Electronic Arts*                        7,400             434
                                                 ------------
                                                          434
--------------------------------------------------------------------------------
Retail-Bedding -- 2.4%
Bed, Bath & Beyond*                    24,100             833
                                                 ------------
                                                          833
--------------------------------------------------------------------------------
Retail-Discount -- 3.1%
Family Dollar Stores                   14,600             451
Wal-Mart Stores                        12,000             624
                                                 ------------
                                                        1,075
--------------------------------------------------------------------------------
Retail-Office Supplies -- 1.8%
Staples*                               33,500             614
                                                 ------------
                                                          614
--------------------------------------------------------------------------------
Retail-Restaurants -- 1.9%
Starbucks*                             26,100             672
                                                 ------------
                                                          672
                                                 ------------
Total Consumer Cyclical (Cost $4,146)                   4,560
                                                 ------------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 3.0%
Food-Retail -- 1.9%
Whole Foods Market*                    11,500             640
                                                 ------------
                                                          640
--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- 1.1%
Performance Food Group*                13,000             399
                                                 ------------
                                                          399
                                                 ------------
Total Consumer Non-Cyclical (Cost $938)                 1,039
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 3.1%
Finance-Mortgage Loan/Banker -- 1.2%
Countrywide Financial                   6,900             397
                                                 ------------
                                                          397
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 1.9%
New York Community Bancorp             22,400             667
                                                 ------------
                                                          667
                                                 ------------
Total Financial (Cost $1,025)                           1,064
--------------------------------------------------------------------------------


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Health Care -- 31.2%
Dental Supplies & Equipment -- 1.3%
Dentsply International                 12,900   $         449
                                                 ------------
                                                          449
--------------------------------------------------------------------------------
Medical Instruments -- 2.8%
Boston Scientific*                     10,000             408
Medtronic                               8,700             392
St. Jude Medical*                       3,000             146
                                                 ------------
                                                          946
--------------------------------------------------------------------------------
Medical Products -- 7.4%
Biomet                                 11,500             353
Stryker                                 8,000             549
Varian Medical Systems*                19,300           1,041
Zimmer Holdings*                       12,300             598
                                                 ------------
                                                        2,541
--------------------------------------------------------------------------------
Medical Sterilizing Products -- 1.9%
Steris*                                25,400             664
                                                 ------------
                                                          664
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 2.9%
Amgen*                                 17,500           1,007
                                                 ------------
                                                        1,007
--------------------------------------------------------------------------------
Medical-Drugs -- 4.0%
Forest Laboratories*                    7,900             426
Medicis Pharmaceutical, Cl A*           6,300             350
Pfizer                                 19,600             611
                                                 ------------
                                                        1,387
--------------------------------------------------------------------------------
Medical-HMO -- 4.8%
Coventry Health Care*                  16,000             526
Mid Atlantic Medical Services*         17,400             706
UnitedHealth Group                      4,700             431
                                                 ------------
                                                        1,663
--------------------------------------------------------------------------------
Pharmacy Services -- 4.3%
Caremark Rx*                           45,100             819
Express Scripts*                       12,000             668
                                                 ------------
                                                        1,487
--------------------------------------------------------------------------------
Therapeutics -- 1.8%
Gilead Sciences*                       14,400             605
                                                 ------------
                                                          605
                                                 ------------
Total Health Care (Cost $9,629)                        10,749
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 2.1%
Hazardous Waste Disposal -- 2.1%
Stericycle*                            19,000             714
                                                 ------------
                                                          714
                                                 ------------
Total Industrial (Cost $671)                              714
                                                 ------------
--------------------------------------------------------------------------------

            PBHG Funds

Schedule of Investments
--------------------------------------------------------------------------------
As of March 31, 2003

PBHG Core Growth Fund

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Services -- 11.7%
Computer Services -- 1.4%
CACI International, Cl A*              14,700   $         490
                                                 ------------
                                                          490
--------------------------------------------------------------------------------
Consulting Services -- 2.1%
Corporate Executive Board*             20,400             727
                                                 ------------
                                                          727
--------------------------------------------------------------------------------
E-Commerce/Services -- 2.4%
eBay*                                   9,600             819
                                                 ------------
                                                          819
--------------------------------------------------------------------------------
Schools -- 5.8%
Apollo Group, Cl A*                    26,400           1,317
Corinthian Colleges*                   17,600             695
                                                 ------------
                                                        2,012
                                                 ------------
Total Services (Cost $2,739)                            4,048
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 16.5%
Applications Software -- 1.7%
Microsoft                              24,900             603
                                                 ------------
                                                          603
--------------------------------------------------------------------------------
Computers -- 1.8%
Dell Computer*                         22,100             603
                                                 ------------
                                                          603
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 4.1%
QLogic*                                17,100             635
Xilinx*                                32,500             761
                                                 ------------
                                                        1,396
--------------------------------------------------------------------------------
Electronic Forms -- 1.8%
Adobe Systems                          20,100             620
                                                 ------------
                                                          620


                                    Shares/Face        Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Internet Security -- 1.0%
Symantec*                               9,000   $         353
                                                 ------------
                                                          353
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 4.7%
Integrated Circuit Systems*            20,600             447
Linear Technology                      26,800             827
Marvell Technology Group*              16,400             348
                                                 ------------
                                                        1,622
--------------------------------------------------------------------------------
Telecommunications Services -- 1.4%
Amdocs*                                37,200             494
                                                 ------------
                                                          494
                                                 ------------
Total Technology (Cost $5,115)                          5,691
                                                 ------------
Total Common Stock (Cost $24,263)                      27,865
                                                 ------------
--------------------------------------------------------------------------------
Convertible Bond -- 0.2%
MicroStrategy, Series A
   7.50%, 06/24/07                   $    132              79
                                                 ------------
                                                           79
                                                 ------------
Total Convertible Bond (Cost $0)                           79
--------------------------------------------------------------------------------
Repurchase Agreement -- 12.4%
Morgan Stanley
   1.23%, dated 03/31/03, matures
   04/01/03, repurchase price $4,257,478
   (collateralized by U.S. Government
   Obligations: total market
   value $4,358,367)(A)                 4,257           4,257
                                                 ------------
Total Repurchase Agreement (Cost $4,257)                4,257
                                                 ------------
Total Investments-- 93.4% (Cost $28,520)         $     32,201
                                                 ------------

Percentages are based on Net Assets of $34,461,128
* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                       PBHG Emerging Growth Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.3%
Basic Materials -- 1.9%
Chemicals-Specialty -- 1.9%
Cabot Microelectronics*                93,600    $      3,919
                                                 ------------
                                                        3,919
                                                 ------------
Total Basic Materials (Cost $4,186)                     3,919
                                                 ------------
--------------------------------------------------------------------------------
Consumer Cyclical -- 12.4%
Apparel Manufacturers -- 1.1%
Coach*                                 57,000           2,185
                                                 ------------
                                                        2,185
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 4.2%
HOT Topic*                            148,900           3,471
Jos A Bank Clothiers*                  38,000             928
Kenneth Cole Productions, Cl A*        88,200           1,932
Pacific Sunwear of California*        104,400           2,124
                                                 ------------
                                                        8,455
--------------------------------------------------------------------------------
Retail-Discount -- 1.2%
Fred's                                 83,400           2,323
                                                 ------------
                                                        2,323
--------------------------------------------------------------------------------
Retail-Gardening Products -- 1.2%
Tractor Supply*                        73,600           2,430
                                                 ------------
                                                        2,430
--------------------------------------------------------------------------------
Retail-Music Store -- 0.7%
Guitar Center*                         69,100           1,407
                                                 ------------
                                                        1,407
--------------------------------------------------------------------------------
Retail-Restaurants -- 3.3%
Panera Bread, Cl A*                    62,300           1,900
PF Chang's China Bistro*               79,900           2,956
Rare Hospitality International*        68,000           1,893
                                                 ------------
                                                        6,749
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 0.7%
Dick's Sporting Goods*                 58,700           1,345
                                                 ------------
                                                        1,345
                                                 ------------
Total Consumer Cyclical (Cost $24,036)                 24,894
                                                 ------------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 1.7%
Food-Retail -- 1.7%
Whole Foods Market*                    61,000           3,394
                                                 ------------
                                                        3,394
                                                 ------------
Total Consumer Non-Cyclical (Cost $1,419)               3,394
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 0.5%
Oil Companies-Exploration & Production-- 0.5%
Ultra Petroleum*                      125,600           1,109
                                                 ------------
                                                        1,109
                                                 ------------
Total Energy (Cost $1,245)                              1,109
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Health Care -- 15.0%
Diagnostic Equipment -- 1.3%
Gen-Probe*                            112,200    $      2,540
                                                 ------------
                                                        2,540
--------------------------------------------------------------------------------
Diagnostic Kits -- 1.7%
Biosite*                               90,000           3,457
                                                 ------------
                                                        3,457
--------------------------------------------------------------------------------
Medical Instruments -- 3.2%
Advanced Neuromodulation Systems*      73,100           3,136
Kensey Nash*                          104,000           2,130
Ventana Medical Systems*               60,500           1,215
                                                 ------------
                                                        6,481
--------------------------------------------------------------------------------
Medical Products -- 2.0%
Possis Medical*                        98,600           1,593
Zoll Medical*                          60,400           2,468
                                                 ------------
                                                        4,061
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic-- 2.4%
Martek Biosciences*                   167,000           4,763
                                                 ------------
                                                        4,763
--------------------------------------------------------------------------------
Medical-Drugs -- 1.9%
Cima Labs*                             74,800           1,623
Medicis Pharmaceutical, Cl A*          40,000           2,224
                                                 ------------
                                                        3,847
--------------------------------------------------------------------------------
Medical-Hospitals -- 1.2%
Curative Health Systems*              146,400           2,501
                                                 ------------
                                                        2,501
--------------------------------------------------------------------------------
Physical Practice Management -- 1.3%
Pediatrix Medical Group*              100,000           2,514
                                                 ------------
                                                        2,514
                                                 ------------
Total Health Care (Cost $28,340)                       30,164
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 6.9%
Electronic Components-Miscellaneous-- 1.2%
Benchmark Electronics*                 73,400           2,079
Planar Systems*                        32,800             386
                                                 ------------
                                                        2,465
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 0.8%
Analogic                               36,000           1,641
                                                 ------------
                                                        1,641
--------------------------------------------------------------------------------
Electronics-Military -- 1.2%
Engineered Support Systems             62,400           2,443
                                                 ------------
                                                        2,443
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 1.0%
Stericycle*                            50,000           1,879
                                                 ------------
                                                        1,879
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Emerging Growth Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Industrial Automation/Robotics -- 0.8%
Cognex*                                76,700    $      1,624
                                                 ------------
                                                        1,624
--------------------------------------------------------------------------------
Lasers-Systems/Components -- 1.6%
Cymer*                                134,700           3,186
                                                 ------------
                                                        3,186
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- 0.3%
Advanced Energy Industries*            75,200             646
                                                 ------------
                                                          646
                                                 ------------
Total Industrial (Cost $15,928)                        13,884
                                                 ------------
--------------------------------------------------------------------------------
Services -- 14.9%
Advertising Services -- 1.6%
Getty Images*                         115,500           3,172
                                                 ------------
                                                        3,172
--------------------------------------------------------------------------------
Computer Services -- 5.2%
Anteon International*                  19,100             429
Cognizant Technology Solutions*        73,800           4,970
Factset Research Systems               24,500             795
Manhattan Associates*                 243,000           4,260
                                                 ------------
                                                       10,454
--------------------------------------------------------------------------------
Consulting Services -- 5.3%
Advisory Board*                       106,400           3,719
Corporate Executive Board*            119,500           4,256
FTI Consulting*                        60,300           2,787
                                                 ------------
                                                       10,762
--------------------------------------------------------------------------------
Human Resources -- 1.0%
Resources Connection*                  91,800           1,953
                                                 ------------
                                                        1,953
--------------------------------------------------------------------------------
Research & Development -- 1.4%
Pharmaceutical Product Development*   108,300           2,908
                                                 ------------
                                                        2,908
--------------------------------------------------------------------------------
Schools -- 0.4%
Corinthian Colleges*                   17,900             707
                                                 ------------
                                                          707
                                                 ------------
Total Services (Cost $29,282)                          29,956
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 45.0%
Applications Software -- 2.6%
Mercury Interactive*                  137,500           4,081
Verint Systems*                        64,500           1,090
                                                 ------------
                                                        5,171
--------------------------------------------------------------------------------
Communications Software -- 0.5%
Inter-Tel                              62,100             932
                                                 ------------
                                                          932
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Computer Data Security -- 2.2%
NetScreen Technologies*               270,000    $      4,531
                                                 ------------
                                                        4,531
--------------------------------------------------------------------------------
Computers -- 0.6%
Neoware Systems*                      101,200           1,266
                                                 ------------
                                                        1,266
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 1.1%
McData, Cl B*                         245,100           2,135
                                                 ------------
                                                        2,135
--------------------------------------------------------------------------------
Computers-Memory Devices -- 1.3%
Sandisk*                              159,400           2,681
                                                 ------------
                                                        2,681
--------------------------------------------------------------------------------
Data Processing/Management -- 1.7%
Documentum*                           253,600           3,327
                                                 ------------
                                                        3,327
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.5%
Websense*                              62,400             915
                                                 ------------
                                                          915
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 7.3%
ChipPAC, Cl A*                        208,700             751
Intersil, Cl A*                       200,400           3,118
PMC-Sierra*                           356,400           2,121
QLogic*                                65,000           2,414
Silicon Laboratories*                 196,000           5,125
Skyworks Solutions*                   195,900           1,221
                                                 ------------
                                                       14,750
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.9%
Hyperion Solutions*                    75,000           1,819
                                                 ------------
                                                        1,819
--------------------------------------------------------------------------------
Internet Application Software -- 0.6%
eResearch Technology*                  47,500           1,275
                                                 ------------
                                                        1,275
--------------------------------------------------------------------------------
Internet Content-Entertainment -- 0.4%
NetFlix*                               41,800             851
                                                 ------------
                                                          851
--------------------------------------------------------------------------------
Networking Products -- 2.3%
Foundry Networks*                     267,900           2,154
SafeNet*                              116,500           2,382
                                                 ------------
                                                        4,536
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 9.6%
Emulex*                               260,100           4,981
Integrated Circuit Systems*            33,600             729
Marvell Technology Group*             250,500           5,308
O2Micro International*                242,050           2,604
Power Integrations*                   205,000           4,250
Standard Microsystems*                 98,600           1,498
                                                 ------------
                                                       19,370
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                       PBHG Emerging Growth Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                    Shares/Face        Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Semiconductor Equipment -- 7.7%
ATMI*                                 173,600    $      3,344
Entegris*                             376,000           3,745
Lam Research*                         360,000           4,100
Ultratech Stepper*                    147,200           1,762
Varian Semiconductor
   Equipment Associates*              124,700           2,536
                                                 ------------
                                                       15,487
--------------------------------------------------------------------------------
Software Tools -- 2.0%
Altiris*                              322,000           4,022
                                                 ------------
                                                        4,022
--------------------------------------------------------------------------------
Telecommunications Equipment -- 2.8%
Adtran*                               111,300           3,997
Advanced Fibre Communication*         110,200           1,668
                                                 ------------
                                                        5,665
--------------------------------------------------------------------------------
Web Hosting/Design -- 0.7%
Macromedia*                           125,000           1,510
                                                 ------------
                                                        1,510
--------------------------------------------------------------------------------
Wireless Equipment -- 0.2%
RF Micro Devices*                      76,500             461
                                                 ------------
                                                          461
                                                 ------------
Total Technology (Cost $88,125)                        90,704
                                                 ------------
Total Common Stock (Cost $192,561)                    198,024
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.4%
UBS Warburg LLC
   1.31%, dated 03/31/03, matures
   04/01/03, repurchase price $2,760,718
   (collateralized by U.S. Government
   Agency Obligations: total market
   value $2,817,849)(A)                $2,761           2,761
                                                 ------------
Total Repurchase Agreement (Cost $2,761)                2,761
                                                 ------------
Total Investments-- 99.7% (Cost $195,322)             200,785
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.3%
Receivable for Investment Securities Sold       $       6,121
Payable for Administrative Fees                           (26)
Payable for Investment Advisory Fees                     (147)
Payable for Investment Securities Purchased            (4,364)
Other Assets and Liabilities, Net                        (909)
                                                 ------------
Total Other Assets and Liabilities, Net                   675
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 25,380,457 outstanding shares
   of common stock                                    609,420
Accumulated net realized loss on investments         (413,423)
Unrealized appreciation on investments                  5,463
                                                 ------------
Total Net Assets-- 100.0%                          $  201,460
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                         $7.94
                                                 ------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company

The accompanying notes are an integral part of the financial statements.

            PBHG Funds

 PBHG Growth Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 86.5%
Consumer Cyclical -- 9.3%
Apparel Manufacturers -- 1.6%
Coach*                                484,300    $     18,563
                                                 ------------
                                                       18,563
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 0.8%
Fox Entertainment Group, Cl A*        343,500           9,161
                                                 ------------
                                                        9,161
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.4%
Fastenal                              144,500           4,074
                                                 ------------
                                                        4,074
--------------------------------------------------------------------------------
E-Commerce/Products -- 1.3%
Amazon.Com*                           557,500          14,512
                                                 ------------
                                                       14,512
--------------------------------------------------------------------------------
Entertainment Software -- 1.0%
Electronic Arts*                      198,500          11,640
                                                 ------------
                                                       11,640
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 1.1%
CDW Computer Centers*                 321,700          13,125
                                                 ------------
                                                       13,125
--------------------------------------------------------------------------------
Retail-Discount -- 1.6%
Family Dollar Stores                  602,800          18,615
                                                 ------------
                                                       18,615
--------------------------------------------------------------------------------
Retail-Home Furnishings -- 0.3%
Pier 1 Imports                        227,700           3,611
                                                 ------------
                                                        3,611
--------------------------------------------------------------------------------
Retail-Restaurants -- 1.2%
Brinker International*                472,700          14,417
                                                 ------------
                                                       14,417
                                                 ------------
Total Consumer Cyclical (Cost $105,396)               107,718
                                                 ------------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 2.7%
Food-Retail -- 1.7%
Whole Foods Market*                   352,700          19,624
                                                 ------------
                                                       19,624
--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- 1.0%
Performance Food Group*               367,800          11,277
                                                 ------------
                                                       11,277
                                                 ------------
Total Consumer Non-Cyclical
(Cost $27,333)                                         30,901
                                                 ------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Energy -- 5.3%
Oil & Gas Drilling -- 3.2%
ENSCO International                   538,000     $    13,724
Nabors Industries*                    385,500          15,370
Transocean                            372,400           7,616
                                                 ------------
                                                       36,710
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 1.6%
National-Oilwell*                     546,000          12,225
Smith International*                  163,400           5,756
                                                 ------------
                                                       17,981
--------------------------------------------------------------------------------
Oil-Field Services -- 0.5%
BJ Services*                          169,000           5,812
                                                 ------------
                                                        5,812
                                                 ------------
Total Energy (Cost $59,635)                            60,503
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 4.3%
Commercial Banks-Central US -- 0.8%
Associated Banc-Corp.                 295,370           9,549
                                                 ------------
                                                        9,549
--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 1.2%
Countrywide Financial                 248,000          14,260
                                                 ------------
                                                       14,260
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 2.3%
Independence Community Bank           263,600           6,972
New York Community Bancorp            634,300          18,902
                                                 ------------
                                                       25,874
                                                 ------------
Total Financial (Cost $48,963)                         49,683
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 25.2%
Dental Supplies & Equipment -- 1.4%
Dentsply International                457,300          15,910
                                                 ------------
                                                       15,910
--------------------------------------------------------------------------------
Medical Instruments -- 0.6%
St. Jude Medical*                     151,500           7,386
                                                 ------------
                                                        7,386
--------------------------------------------------------------------------------
Medical Products -- 8.2%
Biomet                                569,400          17,452
Cooper                                669,600          20,021
Varian Medical Systems*               690,900          37,260
Zimmer Holdings*                      415,900          20,225
                                                 ------------
                                                       94,958
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic-- 0.5%
Affymetrix*                           202,500           5,265
                                                 ------------
                                                        5,265
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                                PBHG Growth Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Medical-Drugs -- 2.4%
Celgene*                              434,000    $     11,319
Medicis Pharmaceutical, Cl A*         291,700          16,216
                                                 ------------
                                                       27,535
--------------------------------------------------------------------------------
Medical-HMO -- 3.7%
Coventry Health Care*                 635,000          20,892
Mid Atlantic Medical Services*        524,400          21,264
                                                 ------------
                                                       42,156
--------------------------------------------------------------------------------
Medical-Hospitals -- 1.0%
Community Health Systems*             577,900          11,841
                                                 ------------
                                                       11,841
--------------------------------------------------------------------------------
Pharmacy Services -- 5.6%
Accredo Health*                       467,925          11,389
Caremark Rx*                        1,149,300          20,860
Express Scripts*                      582,000          32,406
                                                 ------------
                                                       64,655
--------------------------------------------------------------------------------
Therapeutics -- 1.8%
Gilead Sciences*                      494,500          20,764
                                                 ------------
                                                       20,764
                                                 ------------
Total Health Care (Cost $241,383)                     290,470
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 6.1%
Aerospace/Defense-Equipment -- 0.9%
Alliant Techsystems*                  200,950          10,853
                                                 ------------
                                                       10,853
--------------------------------------------------------------------------------
Electronics-Military -- 1.0%
L-3 Communications Holdings*          289,200          11,617
                                                 ------------
                                                       11,617
--------------------------------------------------------------------------------
Filtration/Separation Products -- 0.5%
Pall                                  292,000           5,840
                                                 ------------
                                                        5,840
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 1.6%
Stericycle*                           482,100          18,122
                                                 ------------
                                                       18,122
--------------------------------------------------------------------------------
Machinery-Print Trade -- 1.6%
Zebra Technologies, Cl A*             277,600          17,878
                                                 ------------
                                                       17,878
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 0.5%
Waste Connections*                    175,400           6,051
                                                 ------------
                                                        6,051
                                                 ------------
Total Industrial (Cost $66,080)                        70,361
                                                 ------------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Services -- 13.0%
Computer Services -- 1.4%
CACI International, Cl A*             496,600    $     16,567
                                                 ------------
                                                       16,567
--------------------------------------------------------------------------------
Consulting Services -- 4.0%
Corporate Executive Board*            805,600          28,696
FTI Consulting*                       379,000          17,517
                                                 ------------
                                                       46,213
--------------------------------------------------------------------------------
Schools -- 7.6%
Apollo Group, Cl A*                   931,050          46,459
Career Education*                     411,967          20,154
Corinthian Colleges*                  513,092          20,267
                                                 ------------
                                                       86,880
                                                 ------------
Total Services (Cost $104,522)                        149,660
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 20.6%
Applications Software -- 0.4%
Mercury Interactive*                  152,500           4,526
                                                 ------------
                                                        4,526
--------------------------------------------------------------------------------
Computer Data Security -- 0.4%
NetScreen Technologies*               246,500           4,136
                                                 ------------
                                                        4,136
--------------------------------------------------------------------------------
Data Processing/Management -- 1.2%
Documentum*                           487,800           6,400
Fiserv*                               249,000           7,838
                                                 ------------
                                                       14,238
--------------------------------------------------------------------------------
Decision Support Software -- 1.7%
Cognos*^                              863,900          19,629
                                                 ------------
                                                       19,629
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 5.9%
Altera*                               910,500          12,328
Broadcom, Cl A*                       525,300           6,487
Cree*                                 176,600           3,271
Fairchild Semiconductor
 International, Cl A*                 668,000           6,987
QLogic*                               503,200          18,689
Silicon Laboratories*                 463,400          12,118
Xilinx*                               342,500           8,018
                                                 ------------
                                                       67,898
--------------------------------------------------------------------------------
Electronic Forms -- 1.8%
Adobe Systems                         681,600          21,014
                                                 ------------
                                                       21,014
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Growth Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.7%
BMC Software*                         537,100    $      8,105
                                                 ------------
                                                        8,105
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.4%
Avocent*                              196,100           4,577
                                                 ------------
                                                        4,577
--------------------------------------------------------------------------------
Internet Security -- 1.5%
Checkfree*                            222,400           5,000
Symantec*                             306,900          12,024
                                                 ------------
                                                       17,024
--------------------------------------------------------------------------------
Networking Products -- 0.3%
Juniper Networks*                     505,000           4,126
                                                 ------------
                                                        4,126
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 3.1%
Integrated Circuit Systems*           804,900          17,466
Marvell Technology Group*             842,700          17,857
                                                 ------------
                                                       35,323
--------------------------------------------------------------------------------
Semiconductor Equipment -- 2.6%
KLA-Tencor*                           314,000          11,286
Lam Research*                         731,300           8,329
Novellus Systems*                     385,500          10,513
                                                 ------------
                                                       30,128
--------------------------------------------------------------------------------
Telecommunication Services -- 0.6%
Amdocs*                               527,400           7,004
                                                 ------------
                                                        7,004
                                                 ------------
Total Technology (Cost $227,853)                      237,728
                                                 ------------
Total Common Stock (Cost $881,165)                    997,024
                                                 ------------
--------------------------------------------------------------------------------
Convertible Bonds -- 0.0%
MicroStrategy, Series A
   7.50%, 06/24/07                   $    685             411
Timco Aviation Services
   8.00%, 01/02/07                          2              --
                                                 ------------
Total Convertible Bonds (Cost $0)                         411
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreements -- 12.5%
Barclays
   1.31%, dated 03/31/03, matures
   04/01/03, repurchase price $54,883,476
   (collateralized by U.S. Government
   Obligations: total market
   value $55,979,273)(A)               54,881          54,881
--------------------------------------------------------------------------------


                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
Deutsche Bank
   1.31%, dated 03/31/03, matures
   04/01/03, repurchase price $20,045,622
   (collateralized by U.S. Government
   Obligations: total market
   value $20,446,495)(A)              $20,045     $    20,045
Greenwich
   1.31%, dated 03/31/03, matures
   04/01/03, repurchase price $36,813,773
   (collateralized by U.S. Government
   Obligations: total market
   value $37,552,649)(A)               36,812          36,812
UBS Warburg LLC
   1.31%, dated 03/31/03, matures
   04/01/03, repurchase price $32,160,454
   (collateralized by U.S. Government
   Obligations: total market
   value $32,805,586)(A)               32,159          32,159
                                                 ------------
Total Repurchase Agreements (Cost $143,897)           143,897
                                                 ------------
Total Investments-- 99.0% (Cost $1,025,062)         1,141,332
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 1.0%
Receivable for Investment Securities Sold              32,898
Payable for Administrative Fees                          (147)
Payable for Distribution Fees                              (7)
Payable for Investment Advisory Fees                     (834)
Payable for Investment Securities Purchased           (13,806)
Other Assets and Liabilities, Net                      (6,930)
                                                 ------------
Total Other Assets and Liabilities, Net                11,174
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 80,512,801 outstanding shares
   of common stock                                  2,728,456
Fund Shares of Advisor Class ($0.001 par value)
   based on 2,461,250 outstanding shares
   of common stock                                     84,704
Accumulated net realized loss on investments       (1,776,924)
Unrealized appreciation on investments                116,270
                                                 ------------
Total Net Assets-- 100.0%                          $1,152,506
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($1,118,887,061/80,512,801 shares)                  $13.90
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($33,618,961/2,461,250 shares)                      $13.66
                                                 ------------
* Non-income producing security.
^ Canadian domciled security traded on the Nasdaq Stock Market.
-- Rounds to less than $1,000
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                          PBHG Large Cap 20 Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 87.1%
Consumer Cyclical -- 15.9%
Entertainment Software -- 4.6%
Electronic Arts*                      164,200    $      9,629
                                                 ------------
                                                        9,629
--------------------------------------------------------------------------------
Retail-Bedding -- 6.5%
Bed, Bath & Beyond*                   395,500          13,661
                                                 ------------
                                                       13,661
--------------------------------------------------------------------------------
Retail-Discount -- 4.8%
Wal-Mart Stores                       192,000           9,990
                                                 ------------
                                                        9,990
                                                 ------------
Total Consumer Cyclical (Cost $33,663)                 33,280
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 3.9%
Super-Regional Banks-US -- 3.9%
Bank of America                       122,200           8,168
                                                 ------------
                                                        8,168
                                                 ------------
Total Financial (Cost $8,374)                           8,168
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 36.2%
Medical Instruments -- 8.6%
Boston Scientific*                    248,900          10,145
Medtronic                             176,300           7,955
                                                 ------------
                                                       18,100
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 5.6%
Amgen*                                201,920          11,621
                                                 ------------
                                                       11,621
--------------------------------------------------------------------------------
Medical-Drugs -- 9.8%
Forest Laboratories*                  191,700          10,346
Pfizer                                328,400          10,233
                                                 ------------
                                                       20,579
--------------------------------------------------------------------------------
Medical-HMO -- 7.1%
UnitedHealth Group                    161,900          14,841
                                                 ------------
                                                       14,841
--------------------------------------------------------------------------------
Therapeutics -- 5.1%
Gilead Sciences*                      254,700          10,695
                                                 ------------
                                                       10,695
                                                 ------------
Total Health Care (Cost $64,947)                       75,836
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 4.7%
Aerospace/Defense -- 4.7%
Lockheed Martin                       205,100           9,752
                                                 ------------
                                                        9,752
                                                 ------------
Total Industrial (Cost $12,403)                         9,752
                                                 ------------
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Services -- 5.0%
E-Commerce/Services -- 5.0%
eBay*                                 122,700     $    10,465
                                                 ------------
                                                       10,465
                                                 ------------
Total Services (Cost $8,447)                           10,465
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 21.4%
Applications Software -- 5.1%
Microsoft                             438,800          10,623
                                                 ------------
                                                       10,623
--------------------------------------------------------------------------------
Computers -- 4.3%
Dell Computer*                        333,000           9,094
                                                 ------------
                                                        9,094
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 7.8%
Intel                                 445,900           7,259
Xilinx*                               388,300           9,090
                                                 ------------
                                                       16,349
--------------------------------------------------------------------------------
Wireless Equipment -- 4.2%
Qualcomm                              240,600           8,676
                                                 ------------
                                                        8,676
                                                 ------------
Total Technology (Cost $44,915)                        44,742
                                                 ------------
Total Common Stock (Cost $172,749)                    182,243
                                                 ------------
--------------------------------------------------------------------------------
Investment Companies -- 6.1%
Index Fund-Large Cap -- 6.1%
Nasdaq-100 Index Tracking Stock*      353,900           8,936
SPDR Trust Series 1                    46,500           3,940
                                                 ------------
                                                       12,876
                                                 ------------
Total Investment Companies (Cost $13,394)              12,876
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreements -- 9.0%
Barclays
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $6,644,263
   (collateralized by U.S. Government
   Obligations: total market
   value $6,777,269)(A)                $6,644           6,644
Deutsche Bank
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $5,975,778
   (collateralized by U.S. Government
   Obligations: total market
   value $6,099,450)(A)                 5,976           5,976
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Large Cap 20 Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
BS Warburg LLC
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $6,132,278
   (collateralized by U.S. Government
   Obligations: total market
   value $6,257,946)(A)                $6,132    $      6,132
                                                 ------------
Total Repurchase Agreements (Cost $18,752)             18,752
                                                 ------------
Total Investments-- 102.2% (Cost $204,895)            213,871
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (2.2)%
Payable for Administrative Fees                           (26)
Payable for Investment Advisory Fees                     (147)
Payable for Investment Securities Purchased            (4,207)
Other Assets and Liabilities, Net                        (236)
                                                 ------------
Total Other Assets and Liabilities, Net                (4,616)
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 18,424,431 outstanding shares
   of common stock                                    590,203
Fund Shares of Advisor Class ($0.001 par value)
   based on 5,550 outstanding shares
   of common stock                                        116
Accumulated net realized loss on investments         (390,040)
Unrealized appreciation on investments                  8,976
                                                 ------------
Total Net Assets-- 100.0%                          $  209,255
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($209,191,883/18,424,431 shares)                    $11.35
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($62,688/5,550 shares)                              $11.30
                                                 ------------
* Non-income producing security.
(A)-- Tri-party repurchase agreement
LLC-- Limited Liability Company
SPDR -- Standard & Poor's 500 Composite Index Depository Receipt

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                      PBHG Large Cap Growth Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 92.6%
Consumer Cyclical -- 13.4%
Broadcast Services/Programming -- 0.5%
Fox Entertainment Group, Cl A*         33,000   $         880
                                                 ------------
                                                          880
--------------------------------------------------------------------------------
Cable TV -- 0.5%
Comcast, Cl A*                         30,200             830
                                                 ------------
                                                          830
--------------------------------------------------------------------------------
Casino Services -- 1.3%
International Game Technology*         27,000           2,211
                                                 ------------
                                                        2,211
--------------------------------------------------------------------------------
Cruise Lines -- 0.7%
Carnival                               52,800           1,273
                                                 ------------
                                                        1,273
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.5%
Amazon.Com*                            31,800             828
                                                 ------------
                                                          828
--------------------------------------------------------------------------------
Entertainment Software -- 2.0%
Electronic Arts*                       58,069           3,405
                                                 ------------
                                                        3,405
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.8%
Tribune                                29,500           1,328
                                                 ------------
                                                        1,328
--------------------------------------------------------------------------------
Retail-Bedding -- 2.7%
Bed, Bath & Beyond*                   137,100           4,735
                                                 ------------
                                                        4,735
--------------------------------------------------------------------------------
Retail-Building Products -- 1.0%
Lowe's                                 42,600           1,739
                                                 ------------
                                                        1,739
--------------------------------------------------------------------------------
Retail-Discount -- 2.8%
TJX                                    28,400             500
Wal-Mart Stores                        85,200           4,433
                                                 ------------
                                                        4,933
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.6%
Starbucks*                             43,200           1,113
                                                 ------------
                                                        1,113
                                                 ------------
Total Consumer Cyclical (Cost $20,846)                 23,275
                                                 ------------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 2.6%
Beverages-Non-Alcoholic -- 1.0%
PepsiCo.                               42,100           1,684
                                                 ------------
                                                        1,684
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Cosmetics & Toiletries -- 1.6%
Procter & Gamble                       31,500    $      2,805
                                                 ------------
                                                        2,805
                                                 ------------
Total Consumer Non-Cyclical (Cost $4,355)               4,489
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 1.4%
Oil & Gas Drilling -- 0.5%
Nabors Industries*                     19,900             794
                                                 ------------
                                                          794
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production-- 0.9%
Burlington Resources                   34,800           1,660
                                                 ------------
                                                        1,660
                                                 ------------
Total Energy (Cost $2,462)                              2,454
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 9.4%
Finance-Consumer Loans -- 2.0%
SLM                                    30,900           3,427
                                                 ------------
                                                        3,427
--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 2.2%
Countrywide Financial                  15,300             880
Fannie Mae                             32,900           2,150
Freddie Mac                            15,700             834
                                                 ------------
                                                        3,864
--------------------------------------------------------------------------------
Life/Health Insurance -- 1.0%
Aflac                                  53,000           1,699
                                                 ------------
                                                        1,699
--------------------------------------------------------------------------------
Multi-Line Insurance -- 0.8%
American International Group           27,607           1,365
                                                 ------------
                                                        1,365
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.8%
Progressive                            23,500           1,394
                                                 ------------
                                                        1,394
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 2.6%
Bank of America                        43,700           2,921
Wells Fargo                            37,000           1,665
                                                 ------------
                                                        4,586
                                                 ------------
Total Financial (Cost $16,876)                         16,335
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 33.8%
Medical Instruments -- 4.6%
Boston Scientific*                    121,500           4,952
Medtronic                              66,600           3,005
                                                 ------------
                                                        7,957
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 0.9%
Quest Diagnostics*                     25,800           1,540
                                                 ------------
                                                        1,540
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Large Cap Growth Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Medical Products -- 5.0%
Biomet                                 52,200    $      1,600
Johnson & Johnson                      84,200           4,873
Zimmer Holdings*                       45,700           2,222
                                                 ------------
                                                        8,695
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 3.7%
Amgen*                                 88,700           5,105
Idec Pharmaceuticals*                  38,600           1,329
                                                 ------------
                                                        6,434
--------------------------------------------------------------------------------
Medical-Drugs -- 9.7%
Biovail*^                              32,400           1,292
Forest Laboratories*                   84,100           4,539
Pfizer                                171,100           5,331
Pharmacia                              30,100           1,303
Teva Pharmaceutical Industries ADR     64,600           2,691
Wyeth                                  46,900           1,774
                                                 ------------
                                                       16,930
--------------------------------------------------------------------------------
Medical-HMO -- 6.2%
Anthem*                                22,100           1,464
UnitedHealth Group                     53,100           4,868
WellPoint Health Networks*             58,000           4,451
                                                 ------------
                                                       10,783
--------------------------------------------------------------------------------
Medical-Hospitals -- 1.4%
HCA                                    58,300           2,411
                                                 ------------
                                                        2,411
--------------------------------------------------------------------------------
Therapeutics -- 2.3%
Gilead Sciences*                       94,300           3,960
                                                 ------------
                                                        3,960
                                                 ------------
Total Health Care (Cost $50,059)                       58,710
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 3.7%
Aerospace/Defense -- 2.7%
Lockheed Martin                        77,100           3,666
Northrop Grumman                       10,900             935
                                                 ------------
                                                        4,601
--------------------------------------------------------------------------------
Diversified Manufacturing Operations-- 1.0%
3M                                     13,700           1,782
                                                 ------------
                                                        1,782
                                                 ------------
Total Industrial (Cost $7,468)                          6,383
                                                 ------------
--------------------------------------------------------------------------------
Services -- 4.4%
Commercial Services -- 0.6%
Weight Watchers International*         21,900           1,008
                                                 ------------
                                                        1,008
--------------------------------------------------------------------------------
Commercial Services-Finance -- 0.5%
Paychex                                30,700             843
                                                 ------------
                                                          843
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
E-Commerce/Services -- 1.7%
eBay*                                  35,000    $      2,985
                                                 ------------
                                                        2,985
--------------------------------------------------------------------------------
Schools -- 1.6%
Apollo Group, Cl A*                    54,500           2,720
                                                 ------------
                                                        2,720
                                                 ------------
Total Services (Cost $5,999)                            7,556
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 23.9%
Applications Software -- 3.5%
Intuit*                                12,800             476
Microsoft                             228,600           5,534
                                                 ------------
                                                        6,010
--------------------------------------------------------------------------------
Cellular Telecommunications -- 1.7%
AT&T Wireless Services*               456,200           3,011
                                                 ------------
                                                        3,011
--------------------------------------------------------------------------------
Computers -- 2.8%
Dell Computer*                        135,700           3,706
International Business Machines        15,800           1,239
                                                 ------------
                                                        4,945
--------------------------------------------------------------------------------
Data Processing/Management -- 0.5%
First Data                             24,000             888
                                                 ------------
                                                          888
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 4.6%
Intel                                 209,900           3,417
Texas Instruments                     117,000           1,915
Xilinx*                               110,300           2,582
                                                 ------------
                                                        7,914
--------------------------------------------------------------------------------
Electronic Forms -- 1.0%
Adobe Systems                          58,900           1,816
                                                 ------------
                                                        1,816
--------------------------------------------------------------------------------
Enterprise Software/Services -- 1.6%
Oracle*                               174,300           1,891
SAP ADR                                49,200             933
                                                 ------------
                                                        2,824
--------------------------------------------------------------------------------
Internet Security -- 0.9%
Symantec*                              38,000           1,489
                                                 ------------
                                                        1,489
--------------------------------------------------------------------------------
Networking Products -- 1.8%
Cisco Systems*                        248,100           3,220
                                                 ------------
                                                        3,220
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 1.8%
Linear Technology                      55,500           1,713
Maxim Integrated Products              37,800           1,365
                                                 ------------
                                                        3,078
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                      PBHG Large Cap Growth Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Semiconductor Equipment -- 0.9%
KLA-Tencor*                            42,000    $      1,510
                                                 ------------
                                                        1,510
--------------------------------------------------------------------------------
Web Portals/ISP -- 1.1%
Yahoo*                                 76,300           1,833
                                                 ------------
                                                        1,833
--------------------------------------------------------------------------------
Wireless Equipment -- 1.7%
Qualcomm                               81,200           2,928
                                                 ------------
                                                        2,928
                                                 ------------
Total Technology (Cost $43,040)                        41,466
                                                 ------------
Total Common Stock (Cost $151,105)                    160,668
                                                 ------------
--------------------------------------------------------------------------------
Investment Company -- 2.0%
Index Fund-Large Cap -- 2.0%
Nasdaq-100 Index Tracking Stock*      135,000           3,409
                                                 ------------
                                                        3,409
                                                 ------------
Total Investment Company (Cost $3,017)                  3,409
                                                 ------------
--------------------------------------------------------------------------------
Convertible Bond -- 0.0%
MicroStrategy, Series A
   7.50%, 06/24/07                   $    103              62
                                                 ------------
                                                           62
                                                 ------------
Total Convertible Bond (Cost $0)                           62
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 5.2%
UBS Warburg LLC
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $8,972,693
   (collateralized by U.S. Government
   Obligations: total market
   value $9,156,843)(A)                 8,972           8,972
                                                 ------------
Total Repurchase Agreement (Cost $8,972)                8,972
                                                 ------------
Total Investments-- 99.8% (Cost $163,094)             173,111
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.2%
Receivable for Investment Securities Sold               2,220
Payable for Administrative Fees                           (22)
Payable for Investment Advisory Fees                     (108)
Payable for Investment Securities Purchased            (1,761)
Other Assets and Liabilities, Net                          29
                                                 ------------
Total Other Assets and Liabilities, Net                   358
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 11,451,617 outstanding shares
   of common stock                                 $  373,285
Fund Shares of Advisor Class ($0.001 par value)
   based on 33,117 outstanding shares
   of common stock                                        585
Accumulated net realized loss on investments         (210,418)
Unrealized appreciation on investments                 10,017
                                                 ------------
Total Net Assets-- 100.0%                          $  173,469
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($172,971,720/11,451,617 shares)                    $15.10
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($497,432/33,117 shares)                            $15.02
                                                 ------------
* Non-income producing security.
^ Canadian domiciled security traded on the New York Stock Exchange.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company

The accompanying notes are an integral part of the financial statements.

            PBHG Funds

 PBHG Limited Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.5%
Consumer Cyclical -- 13.2%
Retail-Apparel/Shoe -- 4.8%
HOT Topic*                             26,500   $         618
Jos A Bank Clothiers*                  18,000             440
Kenneth Cole Productions, Cl A*        15,400             337
Pacific Sunwear of California*         18,600             378
                                                 ------------
                                                        1,773
--------------------------------------------------------------------------------
Retail-Discount -- 1.1%
Fred's                                 14,600             407
                                                 ------------
                                                          407
--------------------------------------------------------------------------------
Retail-Gardening Products -- 1.2%
Tractor Supply*                        13,400             442
                                                 ------------
                                                          442
--------------------------------------------------------------------------------
Retail-Music Store -- 0.7%
Guitar Center*                         12,400             253
                                                 ------------
                                                          253
--------------------------------------------------------------------------------
Retail-Restaurants -- 4.7%
O'Charleys*                            13,500             259
Panera Bread, Cl A*                    11,400             348
PF Chang's China Bistro*               13,300             492
Rare Hospitality International*        13,100             365
Red Robin Gourmet Burgers*             18,000             239
                                                 ------------
                                                        1,703
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 0.7%
Dick's Sporting Goods*                 10,500             241
                                                 ------------
                                                          241
                                                 ------------
Total Consumer Cyclical (Cost $4,909)                   4,819
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 0.5%
Oil Companies-Exploration & Production-- 0.5%
Ultra Petroleum*                       22,000             194
                                                 ------------
                                                          194
                                                 ------------
Total Energy (Cost $218)                                  194
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 1.0%
Finance-Consumer Loans -- 1.0%
Portfolio Recovery Associates*         16,250             370
                                                 ------------
                                                          370
                                                 ------------
Total Financial (Cost $358)                               370
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 22.9%
Dental Supplies & Equipment -- 0.6%
Align Technology*                      37,300             226
                                                 ------------
                                                          226
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Diagnostic Equipment -- 1.2%
Gen-Probe*                             19,700   $         446
                                                 ------------
                                                          446
--------------------------------------------------------------------------------
Disposable Medical Products -- 1.2%
ICU Medical*                           15,300             421
                                                 ------------
                                                          421
--------------------------------------------------------------------------------
Drug Delivery Systems -- 0.9%
Noven Pharmaceuticals*                 22,500             318
                                                 ------------
                                                          318
--------------------------------------------------------------------------------
Medical Imaging Systems -- 0.5%
Vital Images*                          13,500             168
                                                 ------------
                                                          168
--------------------------------------------------------------------------------
Medical Information Systems -- 1.9%
IMPAC Medical Systems*                 16,500             368
Quality Systems*                       12,400             316
                                                 ------------
                                                          684
--------------------------------------------------------------------------------
Medical Instruments -- 4.7%
Advanced Neuromodulation Systems*      17,400             746
Kensey Nash*                           18,500             379
SurModics*                             12,200             377
Ventana Medical Systems*               10,800             217
                                                 ------------
                                                        1,719
--------------------------------------------------------------------------------
Medical Laser Systems -- 1.0%
Biolase Technology*                    43,400             356
                                                 ------------
                                                          356
--------------------------------------------------------------------------------
Medical Products -- 2.7%
Possis Medical*                        17,300             280
Synovis Life Technologies*             24,200             277
Zoll Medical*                          10,900             445
                                                 ------------
                                                        1,002
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 4.2%
Digene*                                18,000             298
Integra LifeSciences Holdings*         14,400             331
Martek Biosciences*                    32,200             918
                                                 ------------
                                                        1,547
--------------------------------------------------------------------------------
Medical-Drugs -- 1.8%
Cima Labs*                             13,200             286
Hi-Tech Pharmacal*                     18,000             388
                                                 ------------
                                                          674
--------------------------------------------------------------------------------
Medical-Hospitals -- 1.2%
Curative Health Services*              25,800             441
                                                 ------------
                                                          441
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                               PBHG Limited Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Vitamins & Nutrition Products -- 1.0%
USANA Health Sciences*                 19,200   $         382
                                                 ------------
                                                          382
                                                 ------------
Total Health Care (Cost $7,300)                         8,384
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 5.7%
Electronic Components-Miscellaneous-- 0.9%
OSI Systems*                           17,200             272
Planar Systems*                         5,800              68
                                                 ------------
                                                          340
--------------------------------------------------------------------------------
Electronics-Military -- 1.2%
Engineered Support Systems             11,300             442
                                                 ------------
                                                          442
--------------------------------------------------------------------------------
Lasers-Systems/Components -- 1.6%
Cymer*                                 24,100             570
                                                 ------------
                                                          570
--------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 1.0%
Applied Films*                         22,200             359
                                                 ------------
                                                          359
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- 0.3%
Advanced Energy Industries*            13,300             114
                                                 ------------
                                                          114
--------------------------------------------------------------------------------
Remediation Services -- 0.7%
Clean Harbors*                         22,500             270
                                                 ------------
                                                          270
                                                 ------------
Total Industrial (Cost $2,432)                          2,095
                                                 ------------
--------------------------------------------------------------------------------
Services -- 12.7%
Advertising Services -- 1.3%
Getty Images*                          17,600             483
                                                 ------------
                                                          483
--------------------------------------------------------------------------------
Computer Services -- 5.1%
Anteon International*                   3,400              76
Cognizant Technology Solutions*        13,300             896
Factset Research Systems                4,400             143
Manhattan Associates*                  43,800             768
                                                 ------------
                                                        1,883
--------------------------------------------------------------------------------
Consulting Services -- 3.9%
Advisory Board*                        18,700             654
Corporate Executive Board*             21,600             769
                                                 ------------
                                                        1,423
--------------------------------------------------------------------------------
Human Resources -- 1.0%
Resources Connection*                  16,400             349
                                                 ------------
                                                          349
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Research & Development -- 1.4%
Pharmaceutical Product Development*    19,600   $         526
                                                 ------------
                                                          526
                                                 ------------
Total Services (Cost $4,453)                            4,664
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 42.5%
Applications Software -- 0.5%
Verint Systems*                        11,700             198
                                                 ------------
                                                          198
--------------------------------------------------------------------------------
Communications Software -- 0.4%
Inter-Tel                              10,900             164
                                                 ------------
                                                          164
--------------------------------------------------------------------------------
Computer Data Security -- 2.4%
NetScreen Technologies*                51,900             871
                                                 ------------
                                                          871
--------------------------------------------------------------------------------
Computers -- 0.8%
Neoware Systems*                       22,100             276
                                                 ------------
                                                          276
--------------------------------------------------------------------------------
Computers-Memory Devices -- 1.3%
Sandisk*                               28,100             473
                                                 ------------
                                                          473
--------------------------------------------------------------------------------
Data Processing/Management -- 1.6%
Documentum*                            45,000             590
                                                 ------------
                                                          590
--------------------------------------------------------------------------------
E-Marketing/Information -- 0.5%
Aquantive*                             41,300             184
                                                 ------------
                                                          184
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 6.7%
ChipPAC, Cl A*                         37,300             134
Intersil, Cl A*                        18,000             280
Omnivision Technologies*               22,500             466
PMC-Sierra*                            64,600             384
Silicon Laboratories*                  37,700             986
Skyworks Solutions*                    35,000             218
                                                 ------------
                                                        2,468
--------------------------------------------------------------------------------
Enterprise Software/Services -- 1.3%
Legato Systems*                        22,500             115
Micromuse*                             67,700             352
                                                 ------------
                                                          467
--------------------------------------------------------------------------------
Internet Application Software -- 1.2%
eResearch Technology*                  16,200             435
                                                 ------------
                                                          435
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Limited Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                     Market
Description                           Shares       Value (000)
--------------------------------------------------------------------------------
Internet Content-Information/Networks-- 1.0%
Ask Jeeves*                            49,700   $         352
                                                 ------------
                                                          352
--------------------------------------------------------------------------------
Internet Telephony -- 1.1%
j2 Global Communications*              13,500             385
                                                 ------------
                                                          385
--------------------------------------------------------------------------------
Networking Products -- 1.2%
SafeNet*                               20,800             425
                                                 ------------
                                                          425
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 9.4%
Emulex*                                46,100             883
Marvell Technology Group*              44,900             952
O2Micro International*                 42,900             462
Power Integrations*                    41,500             860
Standard Microsystems*                 17,600             267
                                                 ------------
                                                        3,424
--------------------------------------------------------------------------------
Semiconductor Equipment -- 8.7%
ATMI*                                  33,300             641
Entegris*                              74,700             744
Kulicke & Soffa Industries*            45,200             215
Lam Research*                          72,700             828
Ultratech Stepper*                     26,100             312
Varian Semiconductor
   Equipment Associates*               22,200             452
                                                 ------------
                                                        3,192
--------------------------------------------------------------------------------
Software Tools -- 2.0%
Altiris*                               59,600             744
                                                 ------------
                                                          744
--------------------------------------------------------------------------------
Telecommunication Equipment -- 2.2%
Adtran*                                22,900             822
                                                 ------------
                                                          822
--------------------------------------------------------------------------------
Wireless Equipment -- 0.2%
RF Micro Devices*                      13,500              81
                                                 ------------
                                                           81
                                                 ------------
Total Technology (Cost $14,732)                        15,551
                                                 ------------
Total Common Stock (Cost $34,402)                      36,077
                                                 ------------
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.2%
Morgan Stanley
   1.00%, dated 03/31/03, matures
   04/01/03, repurchase price $438,026
   (collateralized by U.S. Government
   Obligations: total market
   value $446,774)(A)                    $438  $          438
                                                 ------------
Total Repurchase Agreement (Cost $438)                    438
                                                 ------------
Total Investments-- 99.7% (Cost $34,840)               36,515
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.3%
Payable for Administrative Fees                            (5)
Payable for Investment Advisory Fees                      (31)
Other Assets and Liabilities, Net                         144
                                                 ------------
Total Other Assets and Liabilities, Net                   108
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 6,554,994 outstanding shares
   of common stock                                     57,841
Accumulated net realized loss on investments          (22,893)
Unrealized appreciation on investments                  1,675
                                                 ------------
Total Net Assets-- 100.0%                         $    36,623
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                         $5.59
                                                 ------------

* Non-income producing security.
(A)-- Tri-party repurchase agreement
Cl-- Class

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                     PBHG New Opportunities Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 83.0%
Consumer Cyclical -- 10.4%
Retail-Apparel/Shoe -- 6.7%
HOT Topic*                             20,200   $         471
Kenneth Cole Productions, Cl A*        26,900             589
Pacific Sunwear of California*         38,250             778
                                                 ------------
                                                        1,838
--------------------------------------------------------------------------------
Retail-Gardening Products -- 1.9%
Tractor Supply*                        16,100             532
                                                 ------------
                                                          532
--------------------------------------------------------------------------------
Retail-Restaurants -- 1.8%
PF Chang's China Bistro*               13,000             481
                                                 ------------
                                                          481
                                                 ------------
Total Consumer Cyclical (Cost $2,707)                   2,851
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 30.0%
Diagnostic Kits -- 3.6%
Biosite*                               25,400             976
                                                 ------------
                                                          976
--------------------------------------------------------------------------------
Medical Imaging Systems -- 1.4%
CTI Molecular Imaging*                 19,700             386
                                                 ------------
                                                          386
--------------------------------------------------------------------------------
Medical Instruments -- 6.5%
Advanced Neuromodulation Systems*      24,600           1,055
Kensey Nash*                           36,100             739
                                                 ------------
                                                        1,794
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 1.9%
Inveresk Research Group*               36,000             524
                                                 ------------
                                                          524
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 2.3%
Martek Biosciences*                    22,500             642
                                                 ------------
                                                          642
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 2.9%
Taro Pharmaceuticals Industries*       20,900             800
                                                 ------------
                                                          800
--------------------------------------------------------------------------------
Medical-Hospitals -- 6.4%
Curative Health Systems*               53,900             921
United Surgical Partners
  International*                       46,000             850
                                                 ------------
                                                        1,771
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 5.0%
Amsurg*                                20,500             517
Odyssey HealthCare*                    36,000             856
                                                 ------------
                                                        1,373
                                                 ------------
Total Health Care (Cost $7,444)                         8,266
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Industrial -- 8.7%
Batteries/Battery Systems -- 2.5%
Wilson Greatbatch Technologies*        24,500   $         686
                                                 ------------
                                                          686
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 2.7%
Flir Systems*                          16,000             759
                                                 ------------
                                                          759
--------------------------------------------------------------------------------
Electronics-Military -- 3.5%
Engineered Support Systems             24,300             951
                                                 ------------
                                                          951
                                                 ------------
Total Industrial (Cost $2,299)                          2,396
                                                 ------------
--------------------------------------------------------------------------------
Services -- 19.0%
Commercial Services -- 2.1%
Icon ADR*                              23,600             562
                                                 ------------
                                                          562
--------------------------------------------------------------------------------
Computer Services -- 2.0%
CACI International, Cl A*              16,600             554
                                                 ------------
                                                          554
--------------------------------------------------------------------------------
Consulting Services -- 9.0%
Advisory Board*                        29,000           1,013
Corporate Executive Board*             16,700             595
FTI Consulting*                        18,900             874
                                                 ------------
                                                        2,482
--------------------------------------------------------------------------------
Schools -- 2.5%
Strayer Education                      12,300             675
                                                 ------------
                                                          675
--------------------------------------------------------------------------------
Security Services -- 3.4%
Kroll*                                 44,200             946
                                                 ------------
                                                          946
                                                 ------------
Total Services (Cost $4,760)                            5,219
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 14.9%
Computers-Integrated Systems -- 2.5%
Cray*                                 105,700             700
                                                 ------------
                                                          700
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 2.9%
Silicon Laboratories*                  30,700             803
                                                 ------------
                                                          803
--------------------------------------------------------------------------------
Internet Application Software -- 3.3%
eResearch Technology*                  33,700             904
                                                 ------------
                                                          904
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 2.3%
Power Integrations*                    30,200             626
                                                 ------------
                                                          626

            PBHG Funds

 PBHG New Opportunities Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Telecommunication Equipment -- 1.5%
Comverse Technology*                   37,000  $          418
                                                 ------------
                                                          418
--------------------------------------------------------------------------------
Web Portals/ISP -- 2.4%
United Online*                         38,000             655
                                                 ------------
                                                          655
                                                 ------------
Total Technology (Cost $3,769)                          4,106
                                                 ------------
Total Common Stock (Cost $20,979)                      22,838
                                                 ------------
--------------------------------------------------------------------------------
Convertible Bond -- 1.6%
MicroStrategy, Series A
   7.50%, 06/24/07                    $   720             432
                                                 ------------
                                                          432
                                                 ------------
Total Convertible Bond (Cost $0)                          432
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 12.9%
Barclays
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $3,544,901
   (collateralized by U.S. Government
   Obligations: total market
   value $3,615,833)(A)                 3,545           3,545
                                                 ------------
Total Repurchase Agreement (Cost $3,545)                3,545
                                                 ------------
Total Investments-- 97.5% (Cost $24,524)               26,815
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 2.5%
Receivable for Investment Securities Sold                 642
Payable for Administrative Fees                            (3)
Payable for Investment Advisory Fees                      (25)
Payable for Investment Securities Purchased              (416)
Other Assets and Liabilities, Net                         503
                                                 ------------
Total Other Assets and Liabilities, Net                   701
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 1,501,220 outstanding shares
   of common stock                                     57,308
Accumulated net realized loss on investments          (32,083)
Unrealized appreciation on investments                  2,291
                                                 ------------
Total Net Assets-- 100.0%                         $    27,516
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                        $18.33
                                                 ------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                         PBHG Select Equity Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 86.6%
Consumer Cyclical -- 6.9%
Apparel Manufacturers -- 4.8%
Coach*                                280,800    $     10,763
                                                 ------------
                                                       10,763
--------------------------------------------------------------------------------
Retail-Mail Order -- 2.1%
Williams-Sonoma*                      216,200           4,713
                                                 ------------
                                                        4,713
                                                 ------------
Total Consumer Cyclical (Cost $13,564)                 15,476
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 3.8%
Oil Companies-Exploration & Production-- 3.8%
Burlington Resources                   86,500           4,127
Devon Energy                           89,700           4,325
                                                 ------------
                                                        8,452
                                                 ------------
Total Energy (Cost $8,312)                              8,452
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 7.0%
Finance-Mortgage Loan/Banker -- 4.1%
Countrywide Financial                 159,600           9,177
                                                 ------------
                                                        9,177
--------------------------------------------------------------------------------
Insurance Brokers -- 2.9%
Brown & Brown                         213,600           6,688
                                                 ------------
                                                        6,688
                                                 ------------
Total Financial (Cost $14,551)                         15,865
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 25.1%
Medical Instruments -- 3.8%
Boston Scientific*                    210,400           8,576
                                                 ------------
                                                        8,576
--------------------------------------------------------------------------------
Medical Products -- 4.6%
Varian Medical Systems*               191,900          10,349
                                                 ------------
                                                       10,349
--------------------------------------------------------------------------------
Medical-Drugs -- 8.5%
Forest Laboratories*                  193,300          10,433
Teva Pharmaceutical Industries ADR    207,900           8,659
                                                 ------------
                                                       19,092
--------------------------------------------------------------------------------
Therapeutics -- 8.2%
BioMarin Pharmaceuticals*             507,800           5,764
Gilead Sciences*                      172,100           7,226
Medicines*                            299,000           5,573
                                                 ------------
                                                       18,563
                                                 ------------
Total Health Care (Cost $46,305)                       56,580
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Industrial -- 6.2%
Aerospace/Defense-Equipment -- 2.2%
Alliant Techsystems*                   93,600    $      5,055
                                                 ------------
                                                        5,055
--------------------------------------------------------------------------------
Electronics-Military -- 4.0%
Engineered Support Systems            108,500           4,248
L-3 Communications Holdings*          118,500           4,760
                                                 ------------
                                                        9,008
                                                 ------------
Total Industrial (Cost $14,889)                        14,063
                                                 ------------
--------------------------------------------------------------------------------
Services -- 4.9%
Schools -- 4.9%
Apollo Group, Cl A*                   220,050          10,981
                                                 ------------
                                                       10,981
                                                 ------------
Total Services (Cost $6,813)                           10,981
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 32.7%
Applications Software -- 3.7%
Microsoft                             340,300           8,239
                                                 ------------
                                                        8,239
--------------------------------------------------------------------------------
Computers -- 2.9%
Dell Computer*                        242,600           6,625
                                                 ------------
                                                        6,625
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 7.5%
Broadcom, Cl A*                       181,500           2,242
Intel                                 524,400           8,537
QLogic*                               168,000           6,239
                                                 ------------
                                                       17,018
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.7%
BMC Software*                         100,000           1,509
                                                 ------------
                                                        1,509
--------------------------------------------------------------------------------
Internet Security -- 4.3%
Checkfree*                            431,300           9,696
                                                 ------------
                                                        9,696
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 7.0%
Maxim Integrated Products             227,900           8,232
Power Integrations*                   361,600           7,496
                                                 ------------
                                                       15,728
--------------------------------------------------------------------------------
Semiconductor Equipment -- 3.3%
KLA-Tencor*                           205,700           7,393
                                                 ------------
                                                        7,393
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Select Equity Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Wireless Equipment -- 3.3%
Qualcomm                              206,400   $       7,443
                                                 ------------
                                                        7,443
                                                 ------------
Total Technology (Cost $73,320)                        73,651
                                                 ------------
Total Common Stock (Cost $177,754)                    195,068
                                                 ------------
--------------------------------------------------------------------------------
Investment Company -- 3.7%
Index Fund-Large Cap -- 3.7%
Nasdaq-100 Index Tracking Stock*      333,000           8,408
                                                 ------------
                                                        8,408
                                                 ------------
Total Investment Company (Cost $8,490)                  8,408
                                                 ------------
--------------------------------------------------------------------------------
Convertible Bond -- 0.9%
MicroStrategy, Series A
   7.50%, 06/24/07                   $  3,223           1,934
                                                 ------------
                                                        1,934
                                                 ------------
Total Convertible Bond (Cost $0)                        1,934
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 8.4%
Deutsche Bank
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $18,892,619
   (collateralized by U.S. Government
   Obligations: total market
   value $19,269,992)(A)               18,892          18,892
                                                 ------------
Total Repurchase Agreement (Cost $18,892)              18,892
                                                 ------------
Total Investments-- 99.6% (Cost $205,136)             224,302
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.4%
Receivable for Investment Securities Sold               6,610
Payable for Administrative Fees                           (29)
Payable for Investment Advisory Fees                     (163)
Payable for Investment Securities Purchased            (5,399)
Other Assets and Liabilities, Net                        (194)
                                                 ------------
Total Other Assets and Liabilities, Net                   825
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 14,325,630 outstanding shares
   of common stock                                  1,457,510
Accumulated net realized loss on investments       (1,251,549)
Unrealized appreciation on investments                 19,166
                                                 ------------
Total Net Assets-- 100.0%                         $   225,127
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                        $15.71
                                                 ------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                         PBHG Clipper Focus Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 94.7%
Consumer Cyclical -- 7.0%
Multimedia -- 2.7%
AOL Time Warner*                    1,588,400     $    17,250
                                                 ------------
                                                       17,250
--------------------------------------------------------------------------------
Retail-Drug Store -- 1.8%
CVS                                   488,600          11,653
                                                 ------------
                                                       11,653
--------------------------------------------------------------------------------
Retail-Restaurants -- 2.5%
McDonald's                          1,121,900          16,223
                                                 ------------
                                                       16,223
                                                 ------------
Total Consumer Cyclical (Cost $57,655)                 45,126
                                                 ------------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 17.4%
Food-Meat Products -- 2.0%
Tyson Foods, Cl A                   1,629,600          12,629
                                                 ------------
                                                       12,629
--------------------------------------------------------------------------------
Food-Retail -- 7.4%
Kroger*                             1,830,600          24,072
Safeway*                            1,268,100          24,005
                                                 ------------
                                                       48,077
--------------------------------------------------------------------------------
Tobacco -- 8.0%
Altria Group                        1,139,000          34,124
UST                                   635,100          17,529
                                                 ------------
                                                       51,653
                                                 ------------
Total Consumer Non-Cyclical (Cost $176,950)           112,359
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 6.2%
Pipelines -- 6.2%
El Paso                             6,678,700          40,406
                                                 ------------
                                                       40,406
                                                 ------------
Total Energy (Cost $55,084)                            40,406
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 33.9%
Finance-Credit Card -- 5.3%
American Express                    1,026,300          34,104
                                                 ------------
                                                       34,104
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 1.7%
Merrill Lynch                         321,400          11,378
                                                 ------------
                                                       11,378
--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 16.8%
Fannie Mae                            845,700          55,267
Freddie Mac                         1,006,800          53,461
                                                 ------------
                                                      108,728
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Multi-Line Insurance -- 3.5%
Old Republic International            839,700    $     22,462
                                                 ------------
                                                       22,462
--------------------------------------------------------------------------------
REITS-Apartments -- 5.7%
Apartment Investment &
   Management, Cl A                   272,100           9,926
Archstone-Smith Trust                 455,500          10,003
Equity Residential                    703,200          16,926
                                                 ------------
                                                       36,855
--------------------------------------------------------------------------------
REITS-Office Property -- 0.9%
Equity Office Properties Trust        222,900           5,673
                                                 ------------
                                                        5,673
                                                 ------------
Total Financial (Cost $251,143)                       219,200
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 7.0%
Medical-Drugs -- 4.7%
Merck                                  82,300           4,508
Pfizer                                382,800          11,928
Wyeth                                 377,500          14,277
                                                 ------------
                                                       30,713
--------------------------------------------------------------------------------
Medical-Hospitals -- 2.3%
Tenet Healthcare*                     879,500          14,688
                                                 ------------
                                                       14,688
                                                 ------------
Total Health Care (Cost $43,098)                       45,401
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 8.5%
Diversified Manufacturing Operations-- 8.5%
Tyco International                  4,296,000          55,246
                                                 ------------
                                                       55,246
                                                 ------------
Total Industrial (Cost $70,387)                        55,246
                                                 ------------
--------------------------------------------------------------------------------
Services -- 11.4%
Advertising Agencies -- 2.2%
Interpublic Group                   1,502,100          13,970
                                                 ------------
                                                       13,970
--------------------------------------------------------------------------------
Computer Services -- 8.0%
Electronic Data Systems             2,963,700          52,161
                                                 ------------
                                                       52,161
--------------------------------------------------------------------------------
Human Resources -- 1.2%
Manpower                              256,300           7,658
                                                 ------------
                                                        7,658
                                                 ------------
Total Services (Cost $97,014)                          73,789
                                                 ------------
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Clipper Focus Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Technology -- 3.3%
Office Automation & Equipment -- 3.3%
Pitney Bowes                          675,300    $     21,556
                                                 ------------
                                                       21,556
                                                 ------------
Total Technology (Cost $24,201)                        21,556
                                                 ------------
Total Common Stock (Cost $775,532)                    613,083
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 4.7%
Barclays
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $30,325,667
   (collateralized by U.S. Government
   Obligations: total market
   value $30,931,641)(A)              $30,325          30,325
                                                 ------------
Total Repurchase Agreement (Cost $30,325)              30,325
                                                 ------------
Total Investments-- 99.4% (Cost $805,857)             643,408
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.6%
Payable for Administrative Fees                           (80)
Payable for Investment Advisory Fees                     (535)
Other Assets and Liabilities, Net                       4,715
                                                 ------------
Total Other Assets and Liabilities, Net                 4,100
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 54,692,128 outstanding shares
   of common stock                                    811,503
Undistributed net investment income                       375
Accumulated net realized loss on investments           (1,921)
Unrealized depreciation on investments               (162,449)
                                                 ------------
Total Net Assets-- 100.0%                         $   647,508
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                        $11.84
                                                 ------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                         PBHG Focused Value Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.5%
Consumer Cyclical -- 11.3%
Cable TV -- 2.3%
Comcast, Cl A*                         19,200   $         528
                                                 ------------
                                                          528
--------------------------------------------------------------------------------
Cruise Lines -- 4.0%
Royal Caribbean Cruises                62,500             939
                                                 ------------
                                                          939
--------------------------------------------------------------------------------
Multimedia -- 2.2%
Walt Disney                            29,300             499
                                                 ------------
                                                          499
--------------------------------------------------------------------------------
Retail-Discount -- 2.8%
Wal-Mart Stores                        12,700             661
                                                 ------------
                                                          661
                                                 ------------
Total Consumer Cyclical (Cost $2,753)                   2,627
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 12.2%
Oil & Gas Drilling -- 5.0%
Transocean                             57,300           1,172
                                                 ------------
                                                        1,172
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production-- 4.6%
Kerr-McGee                             26,400           1,072
                                                 ------------
                                                        1,072
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 2.6%
Exxon Mobil                            17,300             605
                                                 ------------
                                                          605
                                                 ------------
Total Energy (Cost $3,079)                              2,849
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 10.9%
Finance-Investment Banker/Broker -- 3.6%
Merrill Lynch                          24,100             853
                                                 ------------
                                                          853
--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 1.9%
Freddie Mac                             8,400             446
                                                 ------------
                                                          446
--------------------------------------------------------------------------------
Multi-Line Insurance -- 5.4%
American International Group           25,300           1,251
                                                 ------------
                                                        1,251
                                                 ------------
Total Financial (Cost $2,783)                           2,550
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 8.4%
Medical-Drugs -- 6.6%
Pfizer                                 49,000           1,527
                                                 ------------
                                                        1,527
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.7%
Mylan Laboratories                      5,850   $         168
                                                 ------------
                                                          168
--------------------------------------------------------------------------------
Medical-HMO -- 1.1%
Aetna                                   5,200             256
                                                 ------------
                                                          256
                                                 ------------
Total Health Care (Cost $1,782)                         1,951
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 19.4%
Aerospace/Defense -- 6.7%
General Dynamics                       12,800             705
Lockheed Martin                        18,100             861
                                                 ------------
                                                        1,566
--------------------------------------------------------------------------------
Diversified Manufacturing Operations-- 7.3%
General Electric                       30,800             785
Honeywell International                42,800             914
                                                 ------------
                                                        1,699
--------------------------------------------------------------------------------
Instruments-Scientific -- 5.4%
Applera-Applied Biosystems Group       78,900           1,249
                                                 ------------
                                                        1,249
                                                 ------------
Total Industrial (Cost $4,691)                          4,514
                                                 ------------
--------------------------------------------------------------------------------
Services -- 11.4%
Computer Services -- 4.9%
DST Systems*                           42,000           1,142
                                                 ------------
                                                        1,142
--------------------------------------------------------------------------------
Research & Development -- 1.1%
Pharmaceutical Product Development*     9,900             266
                                                 ------------
                                                          266
--------------------------------------------------------------------------------
Telephone-Integrated -- 5.4%
SBC Communications                     62,600           1,256
                                                 ------------
                                                        1,256
                                                 ------------
Total Services (Cost $3,433)                            2,664
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 23.1%
Applications Software -- 4.0%
Microsoft                              38,800             939
                                                 ------------
                                                          939
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 5.7%
Intersil, Cl A*                        40,600             632
Silicon Laboratories*                  26,600             695
                                                 ------------
                                                        1,327
--------------------------------------------------------------------------------
Networking Products -- 3.9%
Cisco Systems*                         68,800             893
                                                 ------------
                                                          893
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Focused Value Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Semiconductor Equipment -- 7.4%
Applied Materials*                     74,000   $         931
Mykrolis*                              94,500             789
                                                 ------------
                                                        1,720
--------------------------------------------------------------------------------
Telecommunication Equipment -- 2.1%
Nokia Oyj ADR                          35,300             495
                                                 ------------
                                                          495
                                                 ------------
Total Technology (Cost $5,353)                          5,374
                                                 ------------
--------------------------------------------------------------------------------
Transportation -- 1.8%
Airlines -- 1.8%
Atlantic Coast Airlines Holdings*      68,000             422
                                                 ------------
                                                          422
                                                 ------------
Total Transportation (Cost $971)                          422
                                                 ------------
Total Common Stock (Cost $24,845)                      22,951
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 3.2%
Morgan Stanley
   1.00%, dated 03/31/03, matures
   04/01/03, repurchase price $736,861
   (collateralized by U.S. Government
   Obligations: market
   value $751,578)(A)                    $737             737
                                                 ------------
Total Repurchase Agreement (Cost $737)                    737
                                                 ------------
Total Investments-- 101.7% (Cost $25,582)              23,688
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (1.7)%
Payable for Administrative Fees                            (3)
Payable for Investment Advisory Fees                      (17)
Other Assets and Liabilities, Net                        (375)
                                                 ------------
Total Other Assets and Liabilities, Net                  (395)
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 1,940,001 outstanding shares
   of common stock                                     36,082
Accumulated net realized loss on investments          (10,895)
Unrealized depreciation on investments                 (1,894)
                                                 ------------
Total Net Assets-- 100.0%                         $    23,293
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                        $12.01
                                                 ------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                       PBHG Large Cap Value Fund

--------------------------------------------------------------------------------
                                                         Statement of Net Assets
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.9%
Basic Materials -- 4.0%
Diversified Minerals -- 0.5%
BHP Billiton ADR                      128,600    $      1,428
                                                 ------------
                                                        1,428
--------------------------------------------------------------------------------
Gold Mining -- 1.3%
Newmont Mining                        148,300           3,878
                                                 ------------
                                                        3,878
--------------------------------------------------------------------------------
Metal-Diversified -- 1.7%
Freeport-McMoRan Copper & Gold, Cl B*  93,700           1,597
Inco*^                                174,800           3,255
                                                 ------------
                                                        4,852
--------------------------------------------------------------------------------
Paper & Related Products -- 0.5%
Rayonier                               31,000           1,366
                                                 ------------
                                                        1,366
                                                 ------------
Total Basic Materials (Cost $11,301)                   11,524
                                                 ------------
--------------------------------------------------------------------------------
Consumer Cyclical -- 9.9%
Distribution/Wholesale -- 1.3%
Genuine Parts                         124,200           3,789
                                                 ------------
                                                        3,789
--------------------------------------------------------------------------------
Multimedia -- 1.2%
Gannett                                50,000           3,521
                                                 ------------
                                                        3,521
--------------------------------------------------------------------------------
Retail-Discount -- 3.0%
Wal-Mart Stores                       165,000           8,585
                                                 ------------
                                                        8,585
--------------------------------------------------------------------------------
Retail-Major Department Store -- 1.1%
May Department Stores                 149,300           2,970
                                                 ------------
                                                        2,970
--------------------------------------------------------------------------------
Retail-Restaurants -- 3.3%
McDonald's                            428,200           6,192
Starbucks*                            125,000           3,220
                                                 ------------
                                                        9,412
                                                 ------------
Total Consumer Cyclical (Cost $29,184)                 28,277
                                                 ------------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 19.1%
Agricultural Operations -- 1.4%
Monsanto                              250,500           4,108
                                                 ------------
                                                        4,108
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 1.8%
Coca-Cola                              73,000           2,955
PepsiCo.                               54,000           2,160
                                                 ------------
                                                        5,115
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Brewery -- 1.3%
Anheuser-Busch                         80,000    $      3,729
                                                 ------------
                                                        3,729
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.5%
Fortune Brands                         30,000           1,286
                                                 ------------
                                                        1,286
--------------------------------------------------------------------------------
Food-Confectionery -- 0.8%
Hershey Foods                          35,000           2,193
                                                 ------------
                                                        2,193
--------------------------------------------------------------------------------
Food-Miscellaneous/Diversified -- 10.0%
Campbell Soup                          54,000           1,134
Conagra Foods                         369,100           7,412
General Mills                          60,000           2,733
HJ Heinz                              206,000           6,015
Kellogg                                90,000           2,758
Kraft Foods, Cl A                     199,600           5,629
Sara Lee                              147,700           2,762
                                                 ------------
                                                       28,443
--------------------------------------------------------------------------------
Food-Retail -- 0.7%
Albertson's                           101,400           1,911
                                                 ------------
                                                        1,911
--------------------------------------------------------------------------------
Tobacco -- 2.6%
Altria Group                          133,900           4,012
UST                                   126,400           3,488
                                                 ------------
                                                        7,500
                                                 ------------
Total Consumer Non-Cyclical (Cost $56,367)             54,285
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 10.1%
Oil Companies-Exploration & Production-- 1.6%
Kerr-McGee                             73,700           2,993
Unocal                                 58,500           1,539
                                                 ------------
                                                        4,532
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 8.5%
Amerada Hess                           30,000           1,328
ChevronTexaco                         111,800           7,228
ConocoPhillips                        119,700           6,416
Exxon Mobil                           216,300           7,560
Marathon Oil                           65,000           1,558
                                                 ------------
                                                       24,090
                                                 ------------
Total Energy (Cost $28,881)                            28,622
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 12.2%
Commercial Banks-Southern US -- 1.3%
AmSouth Bancorp                       180,000           3,579
                                                 ------------
                                                        3,579
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Large Cap Value Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                     Market
Description                           Shares       Value (000)
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 1.0%
Merrill Lynch                          79,600   $       2,818
                                                 ------------
                                                        2,818
--------------------------------------------------------------------------------
Life/Health Insurance -- 1.1%
Jefferson-Pilot                        49,100           1,889
Lincoln National                       45,200           1,266
                                                 ------------
                                                        3,155
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.9%
Chubb                                  61,200           2,712
                                                 ------------
                                                        2,712
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 7.9%
Comerica                               87,500           3,314
FleetBoston Financial                 117,500           2,806
Keycorp                               132,500           2,989
PNC Financial Services Group          117,500           4,980
US Bancorp                            156,800           2,976
Wachovia                              155,500           5,298
                                                 ------------
                                                       22,363
                                                 ------------
Total Financial (Cost $37,019)                         34,627
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 16.9%
Medical Products -- 3.1%
Baxter International                  164,800           3,072
Johnson & Johnson                     100,000           5,787
                                                 ------------
                                                        8,859
--------------------------------------------------------------------------------
Medical-Drugs -- 13.8%
Abbott Laboratories                   151,500           5,698
Bristol-Myers Squibb                  129,100           2,728
Eli Lilly                             103,500           5,915
Merck                                 106,400           5,828
Pfizer                                312,700           9,744
Schering-Plough                       177,900           3,172
Teva Pharmaceutical Industries ADR     18,000             750
Wyeth                                 144,200           5,453
                                                 ------------
                                                       39,288
                                                 ------------
Total Health Care (Cost $47,143)                       48,147
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 6.6%
Aerospace/Defense -- 4.5%
General Dynamics                       47,500           2,616
Lockheed Martin                        66,100           3,143
Northrop Grumman                       16,900           1,450
Raytheon                              196,600           5,577
                                                 ------------
                                                       12,786
--------------------------------------------------------------------------------
Diversified Manufacturing Operations-- 1.5%
Honeywell International               127,000           2,713
Textron                                61,100           1,678
                                                 ------------
                                                        4,391
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Industrial Automation/Robotics -- 0.6%
Rockwell Automation                    74,800   $       1,548
                                                 ------------
                                                        1,548
                                                 ------------
Total Industrial (Cost $20,738)                        18,725
                                                 ------------
--------------------------------------------------------------------------------
Services -- 8.0%
E-Commerce/Services -- 1.1%
WebMD*                                350,000           3,157
                                                 ------------
                                                        3,157
--------------------------------------------------------------------------------
Telephone-Integrated -- 6.9%
AT&T                                   77,200           1,251
BellSouth                             256,300           5,554
SBC Communications                    268,500           5,386
Sprint-FON Group                      133,900           1,573
Verizon Communications                165,400           5,847
                                                 ------------
                                                       19,611
                                                 ------------
Total Services (Cost $23,483)                          22,768
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 10.0%
Applications Software -- 3.0%
Microsoft                             350,000           8,473
                                                 ------------
                                                        8,473
--------------------------------------------------------------------------------
Data Processing/Management -- 1.0%
First Data                             75,000           2,776
                                                 ------------
                                                        2,776
--------------------------------------------------------------------------------
Enterprise Software/Services -- 1.2%
Oracle*                               313,600           3,402
                                                 ------------
                                                        3,402
--------------------------------------------------------------------------------
Networking Products -- 1.8%
Cisco Systems*                        403,200           5,233
                                                 ------------
                                                        5,233
--------------------------------------------------------------------------------
Office Automation & Equipment -- 0.5%
Pitney Bowes                           44,800           1,430
                                                 ------------
                                                        1,430
--------------------------------------------------------------------------------
Semiconductor Equipment -- 2.0%
Applied Materials*                    463,000           5,825
                                                 ------------
                                                        5,825
--------------------------------------------------------------------------------
Telecommunication Equipment -- 0.5%
Scientific-Atlanta                     99,400           1,366
                                                 ------------
                                                        1,366
                                                 ------------
Total Technology (Cost $28,977)                        28,505
                                                 ------------
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                       PBHG Large Cap Value Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Utilities -- 2.1%
Electric-Integrated -- 2.1%
FirstEnergy                            73,100    $      2,303
Public Service Enterprise Group        83,000           3,045
Wisconsin Energy                       23,100             587
                                                 ------------
                                                        5,935
                                                 ------------
Total Utilities (Cost $5,708)                           5,935
                                                 ------------
Total Common Stock (Cost $288,801)                    281,415
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.2%
Barclays
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $3,317,624
   (collateralized by U.S. Government
   Obligations: total market
   value $3,384,378)(A)                $3,318           3,318
                                                 ------------
Total Repurchase Agreement (Cost $3,318)                3,318
                                                 ------------
Total Investments-- 100.1% (Cost $292,119)            284,733
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.1)%
Receivable for Investment Securities Sold               9,774
Payable for Administrative Fees                           (36)
Payable for Investment Advisory Fees                     (158)
Payable for Investment Securities Purchased           (10,154)
Other Assets and Liabilities, Net                         281
                                                 ------------
Total Other Assets and Liabilities, Net                  (293)
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 29,887,275 outstanding shares
   of common stock                                    458,638
Fund Shares of Advisor Class ($0.001 par value)
   based on 47,621 outstanding shares
   of common stock                                        513
Accumulated net realized loss on investments         (167,325)
Unrealized depreciation on investments                 (7,386)
                                                 ------------
Total Net Assets-- 100.0%                         $   284,440
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($283,988,670/29,887,275 shares)                     $9.50
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($451,389/47,621 shares)                             $9.48
                                                 ------------
* Non-income producing security.
^ Canadian domiciled security traded on the New York Stock Exchange.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

            PBHG Funds

 PBHG Mid-Cap Value Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 95.1%
Basic Materials -- 1.9%
Chemicals-Specialty -- 1.0%
International Flavors & Fragrances     91,300    $      2,839
                                                 ------------
                                                        2,839
--------------------------------------------------------------------------------
Industrial Gases -- 0.9%
Air Products & Chemicals               61,600           2,552
                                                 ------------
                                                        2,552
                                                 ------------
Total Basic Materials (Cost $5,376)                     5,391
                                                 ------------
--------------------------------------------------------------------------------
Consumer Cyclical -- 13.4%
Cable TV -- 2.2%
Cablevision Systems, Cl A*            165,500           3,143
General Motors, Cl H*                 285,000           3,192
                                                 ------------
                                                        6,335
--------------------------------------------------------------------------------
Cruise Lines -- 1.4%
Royal Caribbean Cruises               266,900           4,011
                                                 ------------
                                                        4,011
--------------------------------------------------------------------------------
Multimedia -- 0.6%
EW Scripps, Cl A                       24,600           1,863
                                                 ------------
                                                        1,863
--------------------------------------------------------------------------------
Publishing-Books -- 2.3%
Scholastic*                           248,500           6,685
                                                 ------------
                                                        6,685
--------------------------------------------------------------------------------
Publishing-Periodicals -- 0.7%
Reader's Digest Association           196,450           2,006
                                                 ------------
                                                        2,006
--------------------------------------------------------------------------------
Radio -- 1.4%
Hispanic Broadcasting*                194,300           4,014
                                                 ------------
                                                        4,014
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 1.1%
Gap                                   219,200           3,176
                                                 ------------
                                                        3,176
--------------------------------------------------------------------------------
Retail-Consumer Electronics -- 0.5%
Circuit City Stores                   266,300           1,385
                                                 ------------
                                                        1,385
--------------------------------------------------------------------------------
Retail-Home Furnishings -- 2.3%
Pier 1 Imports                        428,200           6,791
                                                 ------------
                                                        6,791
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.9%
Yum! Brands*                          107,600           2,618
                                                 ------------
                                                        2,618
                                                 ------------
Total Consumer Cyclical (Cost $43,720)                 38,884
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 2.1%
Beverages-Non-Alcoholic -- 1.1%
Panamerican Beverages, Cl A           153,000   $       3,317
                                                 ------------
                                                        3,317
--------------------------------------------------------------------------------
Food-Meat Products -- 1.0%
Hormel Foods                           31,500             667
Tyson Foods, Cl A                     279,700           2,168
                                                 ------------
                                                        2,835
                                                 ------------
Total Consumer Non-Cyclical (Cost $7,167)               6,152
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 10.2%
Oil & Gas Drilling -- 4.7%
GlobalSantaFe                         222,900           4,603
Pride International*                  210,800           2,844
Transocean                            305,800           6,254
                                                 ------------
                                                       13,701
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production-- 2.7%
EOG Resources                         115,400           4,565
Kerr-McGee                             79,000           3,208
                                                 ------------
                                                        7,773
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 0.6%
FMC Technologies*                      95,244           1,829
                                                 ------------
                                                        1,829
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 1.2%
Frontier Oil                          198,000           3,386
                                                 ------------
                                                        3,386
--------------------------------------------------------------------------------
Oil-Field Services -- 1.0%
Weatherford International*             72,900           2,753
                                                 ------------
                                                        2,753
                                                 ------------
Total Energy (Cost $29,923)                            29,442
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 17.7%
Commercial Banks-Western US -- 1.3%
Zions Bancorporation                   90,600           3,876
                                                 ------------
                                                        3,876
--------------------------------------------------------------------------------
Fiduciary Banks -- 1.6%
Wilmington Trust                      161,400           4,487
                                                 ------------
                                                        4,487
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 1.1%
Legg Mason                             63,000           3,071
                                                 ------------
                                                        3,071
--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 2.1%
Countrywide Financial                 105,800           6,083
                                                 ------------
                                                        6,083
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                         PBHG Mid-Cap Value Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Investment Management/Advisory Services-- 2.3%
Federated Investors, Cl B             158,500   $       4,034
Franklin Resources                     80,000           2,633
                                                 ------------
                                                        6,667
--------------------------------------------------------------------------------
Multi-Line Insurance -- 1.7%
HCC Insurance Holdings                194,000           4,959
                                                 ------------
                                                        4,959
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 2.8%
Fidelity National Financial            44,100           1,506
XL Capital, Cl A                       91,300           6,462
                                                 ------------
                                                        7,968
--------------------------------------------------------------------------------
Reinsurance -- 1.8%
Odyssey Re Holdings                   293,500           5,298
                                                 ------------
                                                        5,298
--------------------------------------------------------------------------------
REITS-Apartments -- 1.1%
Archstone-Smith Trust                  69,882           1,535
AvalonBay Communities                  48,600           1,793
                                                 ------------
                                                        3,328
--------------------------------------------------------------------------------
REITS-Office Property -- 1.3%
Boston Properties                      39,300           1,489
Equity Office Properties Trust         93,952           2,391
                                                 ------------
                                                        3,880
--------------------------------------------------------------------------------
REITS-Regional Malls -- 0.6%
Simon Property Group                   46,400           1,662
                                                 ------------
                                                        1,662
                                                 ------------
Total Financial (Cost $51,241)                         51,279
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 13.6%
Disposable Medical Products -- 2.1%
CR Bard                                96,400           6,079
                                                 ------------
                                                        6,079
--------------------------------------------------------------------------------
Health Care Cost Containment -- 0.7%
McKesson                               81,300           2,027
                                                 ------------
                                                        2,027
--------------------------------------------------------------------------------
Medical Instruments -- 1.6%
Beckman Coulter                        48,800           1,661
Guidant*                               82,900           3,001
                                                 ------------
                                                        4,662
--------------------------------------------------------------------------------
Medical Products -- 1.3%
Becton Dickinson                      109,600           3,775
                                                 ------------
                                                        3,775
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.9%
Idec Pharmaceuticals*                 160,800           5,534
                                                 ------------
                                                        5,534
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Medical-Drugs -- 1.2%
SICOR*                                210,800    $      3,520
                                                 ------------
                                                        3,520
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.7%
Mylan Laboratories                     70,950           2,040
                                                 ------------
                                                        2,040
--------------------------------------------------------------------------------
Medical-HMO -- 4.1%
Aetna                                  63,000           3,106
Anthem*                                84,100           5,572
WellPoint Health Networks*             41,400           3,177
                                                 ------------
                                                       11,855
                                                 ------------
Total Health Care (Cost $35,325)                       39,492
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 9.7%
Aerospace/Defense -- 2.7%
General Dynamics                       91,200           5,022
Raytheon                               99,900           2,834
                                                 ------------
                                                        7,856
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 1.2%
Alliant Techsystems*                   65,200           3,521
                                                 ------------
                                                        3,521
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous-- 1.2%
Flextronics International*^           226,500           1,975
Vishay Intertechnology*               141,300           1,438
                                                 ------------
                                                        3,413
--------------------------------------------------------------------------------
Filtration/Separation Products -- 1.3%
Pall                                  192,600           3,852
                                                 ------------
                                                        3,852
--------------------------------------------------------------------------------
Instruments-Scientific -- 2.3%
Applera-Applied Biosystems Group      420,900           6,663
                                                 ------------
                                                        6,663
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 1.0%
Republic Services*                    143,600           2,849
                                                 ------------
                                                        2,849
                                                 ------------
Total Industrial (Cost $30,702)                        28,154
                                                 ------------
--------------------------------------------------------------------------------
Services -- 8.6%
Commercial Services-Finance -- 0.7%
Concord EFS*                          204,100           1,919
                                                 ------------
                                                        1,919
--------------------------------------------------------------------------------
Computer Services -- 7.1%
Ceridian*                             551,100           7,704
DST Systems*                          274,900           7,477
Sungard Data Systems*                 249,100           5,306
                                                 ------------
                                                       20,487
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Mid-Cap Value Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Direct Marketing -- 0.8%
Harte-Hanks                           123,850    $      2,366
                                                 ------------
                                                        2,366
                                                 ------------
Total Services (Cost $30,635)                          24,772
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 15.1%
Applications Software -- 0.9%
Citrix Systems*                       204,300           2,689
                                                 ------------
                                                        2,689
--------------------------------------------------------------------------------
Data Processing/Management -- 4.2%
Dun & Bradstreet*                     211,000           8,071
Fair Isaac                             79,800           4,055
                                                 ------------
                                                       12,126
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 4.9%
Broadcom, Cl A*                       109,600           1,354
Intersil, Cl A*                       246,600           3,837
LSI Logic*                            147,200             665
Microchip Technology                   65,000           1,293
Nvidia*                               292,300           3,756
Silicon Laboratories*                 129,400           3,384
                                                 ------------
                                                       14,289
--------------------------------------------------------------------------------
Internet Security -- 1.6%
Network Associates*                   331,700           4,581
                                                 ------------
                                                        4,581
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 1.0%
United Microelectronics ADR*          953,900           2,871
                                                 ------------
                                                        2,871
--------------------------------------------------------------------------------
Semiconductor Equipment -- 2.5%
Lam Research*                         509,200           5,799
Teradyne*                             123,800           1,441
                                                 ------------
                                                        7,240
                                                 ------------
Total Technology (Cost $46,281)                        43,796
                                                 ------------
--------------------------------------------------------------------------------
Utilities -- 2.8%
Electric-Integrated -- 2.8%
Allete                                 86,400           1,794
Public Service Enterprise Group        68,100           2,499
TXU                                    72,400           1,292
Wisconsin Energy                       94,500           2,400
                                                 ------------
                                                        7,985
                                                 ------------
Total Utilities (Cost $8,775)                           7,985
                                                 ------------
Total Common Stock (Cost $289,145)                    275,347
                                                 ------------
--------------------------------------------------------------------------------

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
Investment Company -- 1.4%
Index Fund-Midcap -- 1.4%
Midcap SPDR Trust Series 1             54,600   $       4,084
                                                 ------------
                                                        4,084
                                                 ------------
Total Investment Company (Cost $3,966)                  4,084
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 6.2%
Morgan Stanley
   1.25%, dated 03/31/03, matures
   04/01/03, repurchase price $17,953,176
   (collateralized by U.S. Government
   Obligations: total market
   value $18,312,264)(A)              $17,953          17,953
                                                 ------------
Total Repurchase Agreement (Cost $17,953)              17,953
                                                 ------------
Total Investments-- 102.7% (Cost $311,064)            297,384
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (2.7)%
Receivable for Investment Securities Sold               9,930
Payable for Administrative Fees                           (37)
Payable for Investment Advisory Fees                     (210)
Payable for Investment Securities Purchased           (17,579)
Other Assets and Liabilities, Net                         176
                                                 ------------
Total Other Assets and Liabilities, Net                (7,720)
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 23,432,755 outstanding shares
   of common stock                                    360,315
Fund Shares of Advisor Class ($0.001 par value)
   based on 133,372 outstanding shares
   of common stock                                      1,737
Accumulated net investment loss                           (12)
Accumulated net realized loss on investments          (58,696)
Unrealized depreciation on investments                (13,680)
                                                 ------------
Total Net Assets-- 100.0%                         $   289,664
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($288,029,863/23,432,755 shares)                    $12.29
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($1,633,891/133,372 shares)                         $12.25
                                                 ------------
* Non-income producing security.
^ Singapore domiciled security traded on the Nasdaq Stock Market.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust
SPDR -- Standard & Poor's Depository Receipt

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                       PBHG Small Cap Value Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.5%
Basic Materials -- 4.5%
Agricultural Chemicals -- 1.5%
Agrium^                                84,900   $         913
IMC Global                             57,700             555
                                                 ------------
                                                        1,468
--------------------------------------------------------------------------------
Chemicals-Diversified -- 1.0%
Olin                                   57,500           1,045
                                                 ------------
                                                        1,045
--------------------------------------------------------------------------------
Chemicals-Fibers -- 0.8%
Wellman                                89,200             832
                                                 ------------
                                                          832
--------------------------------------------------------------------------------
Paper & Related Products -- 1.2%
Glatfelter                            116,900           1,246
                                                 ------------
                                                        1,246
                                                 ------------
Total Basic Materials (Cost $5,373)                     4,591
                                                 ------------
--------------------------------------------------------------------------------
Consumer Cyclical -- 15.2%
Audio/Video Products -- 0.4%
Harman International Industries         7,100             416
                                                 ------------
                                                          416
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.4%
Bell Microproducts*                    85,700             438
                                                 ------------
                                                          438
--------------------------------------------------------------------------------
Entertainment Software -- 1.4%
Take-Two Interactive Software*         66,900           1,495
                                                 ------------
                                                        1,495
--------------------------------------------------------------------------------
Motion Pictures & Services -- 0.4%
Zomax*                                138,500             402
                                                 ------------
                                                          402
--------------------------------------------------------------------------------
Printing-Commercial -- 1.5%
Valassis Communications*               56,700           1,497
                                                 ------------
                                                        1,497
--------------------------------------------------------------------------------
Publishing-Books -- 2.3%
Scholastic*                            87,900           2,364
                                                 ------------
                                                        2,364
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.8%
Journal Register*                      55,500             847
                                                 ------------
                                                          847
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Radio -- 0.8%
Cumulus Media, Cl A*                   54,500   $         793
                                                 ------------
                                                          793
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 4.9%
Bebe Stores*                           50,800             599
Kenneth Cole Productions, Cl A*        46,500           1,018
Payless Shoesource*                    90,000           1,409
Urban Outfitters*                      88,700           1,996
                                                 ------------
                                                        5,022
--------------------------------------------------------------------------------
Retail-Home Furnishings -- 1.9%
Pier 1 Imports                        122,900           1,949
                                                 ------------
                                                        1,949
--------------------------------------------------------------------------------
Television -- 0.4%
Lin TV, Cl A*                          20,700             425
                                                 ------------
                                                          425
                                                 ------------
Total Consumer Cyclical (Cost $17,273)                 15,648
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 6.9%
Oil & Gas Drilling -- 1.2%
Atwood Oceanics*                       47,000           1,186
                                                 ------------
                                                        1,186
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production-- 1.2%
Tom Brown*                             51,400           1,244
                                                 ------------
                                                        1,244
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 1.4%
Lone Star Technologies*                70,100           1,481
                                                 ------------
                                                        1,481
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 1.3%
Frontier Oil                           78,400           1,341
                                                 ------------
                                                        1,341
--------------------------------------------------------------------------------
Oil-Field Services -- 1.8%
CAL Dive International*                52,200             940
Universal Compression Holdings*        50,900             888
                                                 ------------
                                                        1,828
                                                 ------------
Total Energy (Cost $7,355)                              7,080
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 21.5%
Investment Management/Advisory Services-- 1.5%
Affiliated Managers Group*             37,000           1,538
                                                 ------------
                                                        1,538
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Small Cap Value Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Life/Health Insurance -- 3.9%
Scottish Annuity & Life Holdings       98,400    $      1,714
Stancorp Financial Group               31,100           1,603
UICI*                                  72,200             694
                                                 ------------
                                                        4,011
--------------------------------------------------------------------------------
Multi-Line Insurance -- 2.0%
HCC Insurance Holdings                 82,800           2,116
                                                 ------------
                                                        2,116
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 1.1%
First American                         45,600           1,113
                                                 ------------
                                                        1,113
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.8%
Trammell Crow*                        102,800             818
                                                 ------------
                                                          818
--------------------------------------------------------------------------------
Reinsurance -- 3.7%
IPC Holdings                           22,000             662
Odyssey Re Holdings                    89,000           1,607
Platinum Underwriters Holdings         60,800           1,541
                                                 ------------
                                                        3,810
--------------------------------------------------------------------------------
REITS-Apartments -- 0.6%
Essex Property Trust                   11,900             622
                                                 ------------
                                                          622
--------------------------------------------------------------------------------
REITS-Office Property -- 1.7%
Brandywine Realty Trust                52,800           1,162
Mack-Cali Realty                       18,600             576
                                                 ------------
                                                        1,738
--------------------------------------------------------------------------------
S&L/Thrifts-Central US -- 1.1%
TierOne*                               67,100           1,104
                                                 ------------
                                                        1,104
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 5.1%
Brookline Bancorp                     204,918           2,565
Provident Financial Services*         105,800           1,673
Willow Grove Bancorp                   68,200           1,009
                                                 ------------
                                                        5,247
                                                 ------------
Total Financial (Cost $20,254)                         22,117
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 13.9%
Disposable Medical Products -- 1.6%
ICU Medical*                           59,600           1,640
                                                 ------------
                                                        1,640
--------------------------------------------------------------------------------
Health Care Cost Containment -- 1.2%
Hooper Holmes                         251,900           1,259
                                                 ------------
                                                        1,259
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Medical Products -- 2.4%
Cooper                                 17,800    $        532
Haemonetics*                           56,700           1,239
Wright Medical Group*                  40,300             706
                                                 ------------
                                                        2,477
--------------------------------------------------------------------------------
Medical-Drugs -- 2.4%
Adolor*                                66,000             654
SICOR*                                105,100           1,755
                                                 ------------
                                                        2,409
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 1.3%
Pharmaceutical Resources*              29,700           1,262
                                                 ------------
                                                        1,262
--------------------------------------------------------------------------------
Medical-HMO -- 2.7%
American Medical Security Group*       60,300             798
Centene*                               39,500           1,154
Humana*                                87,700             842
                                                 ------------
                                                        2,794
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 2.3%
Apria Healthcare Group*                88,800           2,074
VistaCare, Cl A*                       17,700             316
                                                 ------------
                                                        2,390
                                                 ------------
Total Health Care (Cost $14,962)                       14,231
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 7.8%
Aerospace/Defense -- 0.5%
Teledyne Technologies*                 39,700             503
                                                 ------------
                                                          503
--------------------------------------------------------------------------------
Batteries/Battery Systems -- 1.4%
Wilson Greatbatch Technologies*        53,300           1,492
                                                 ------------
                                                        1,492
--------------------------------------------------------------------------------
Circuit Boards -- 1.6%
Park Electrochemical                  107,000           1,620
                                                 ------------
                                                        1,620
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 0.6%
Avnet*                                 58,900             617
                                                 ------------
                                                          617
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 1.2%
Stericycle*                            33,600           1,263
                                                 ------------
                                                        1,263
--------------------------------------------------------------------------------
Instruments-Scientific -- 1.2%
Fisher Scientific International*       43,600           1,219
                                                 ------------
                                                        1,219
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                       PBHG Small Cap Value Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Lasers-Systems/Components -- 0.5%
Cymer*                                 23,100   $         546
                                                 ------------
                                                          546
--------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.8%
Aptargroup                             24,300             786
                                                 ------------
                                                          786
                                                 ------------
Total Industrial (Cost $7,597)                          8,046
                                                 ------------
--------------------------------------------------------------------------------
Services -- 8.6%
Advertising Services -- 0.7%
RH Donnelley*                          23,200             689
                                                 ------------
                                                          689
--------------------------------------------------------------------------------
Commercial Services -- 2.1%
Arbitron*                              66,900           2,121
                                                 ------------
                                                        2,121
--------------------------------------------------------------------------------
Commercial Services-Finance -- 1.4%
PRG-Schultz International*            199,500           1,438
                                                 ------------
                                                        1,438
--------------------------------------------------------------------------------
Consulting Services -- 0.6%
PDI*                                   84,100             622
                                                 ------------
                                                          622
--------------------------------------------------------------------------------
Direct Marketing -- 1.8%
Advo*                                  55,100           1,818
                                                 ------------
                                                        1,818
--------------------------------------------------------------------------------
Rental Auto/Equipment -- 0.9%
Aaron Rents                            48,100             980
                                                 ------------
                                                          980
--------------------------------------------------------------------------------
Research & Development -- 1.1%
Pharmaceutical Product Development*    43,200           1,160
                                                 ------------
                                                        1,160
                                                 ------------
Total Services (Cost $9,404)                            8,828
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 13.6%
B2B/E-Commerce -- 0.4%
Agile Software*                        62,500             401
                                                 ------------
                                                          401
--------------------------------------------------------------------------------
Computers-Peripheral Equipment -- 0.7%
Electronics for Imaging*               39,000             690
                                                 ------------
                                                          690
--------------------------------------------------------------------------------
Data Processing/Management -- 1.2%
Fair Isaac                             23,525           1,196
                                                 ------------
                                                        1,196
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 5.2%
DSP Group*                             92,800    $      1,682
Fairchild Semiconductor
   International, Cl A*                88,000             920
Intersil, Cl A*                       105,000           1,634
Silicon Laboratories*                  32,300             845
Zoran*                                 19,900             257
                                                 ------------
                                                        5,338
--------------------------------------------------------------------------------
Networking Products -- 0.6%
Extreme Networks*                     156,100             676
                                                 ------------
                                                          676
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 2.4%
Cypress Semiconductor*                139,000             959
GlobespanVirata*                      225,400           1,014
Integrated Device Technology*          62,200             494
                                                 ------------
                                                        2,467
--------------------------------------------------------------------------------
Semiconductor Equipment -- 3.1%
Brooks Automation*                     95,400             923
Lam Research*                          95,400           1,087
Veeco Instruments*                     74,900           1,156
                                                 ------------
                                                        3,166
                                                 ------------
Total Technology (Cost $14,984)                        13,934
                                                 ------------
--------------------------------------------------------------------------------
Transportation -- 2.6%
Airlines -- 2.6%
Atlantic Coast Airlines Holdings*     201,600           1,252
Skywest                               138,700           1,430
                                                 ------------
                                                        2,682
                                                 ------------
Total Transportation (Cost $4,178)                      2,682
                                                 ------------
--------------------------------------------------------------------------------
Utilities -- 3.9%
Electric-Integrated -- 2.4%
Hawaiian Electric Industries           25,800           1,052
Idacorp                                21,800             497
MGE Energy                             32,200             853
                                                 ------------
                                                        2,402
--------------------------------------------------------------------------------
Gas-Distribution -- 1.0%
UGI                                    22,000           1,006
                                                 ------------
                                                        1,006
--------------------------------------------------------------------------------
Water -- 0.5%
Philadelphia Suburban                  24,700             542
                                                 ------------
                                                          542
                                                 ------------
Total Utilities (Cost $3,725)                           3,950
                                                 ------------
Total Common Stock (Cost $105,105)                    101,107
                                                 ------------
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Small Cap Value Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.5%
Morgan Stanley
   1.25%, dated 03/31/03, matures
   04/01/03, repurchase price $2,573,360
   (collateralized by U.S. Government
   Obligations: total market
   value $2,628,149)(A)                $2,573    $      2,573
                                                 ------------
Total Repurchase Agreement (Cost $2,573)                2,573
                                                 ------------
Total Investments-- 101.0% (Cost $107,678)            103,680
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (1.0)%
Payable for Administrative Fees                           (13)
Payable for Investment Advisory Fees                      (88)
Payable for Investment Securities Purchased            (1,235)
Other Assets and Liabilities, Net                         318
                                                 ------------
Total Other Assets and Liabilities, Net                (1,018)
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 7,724,465 outstanding shares
   of common stock                                    167,820
Fund Shares of Advisor Class ($0.001 par value)
   based on 12,468 outstanding shares
   of common stock                                        231
Accumulated net investment loss                            (5)
Accumulated net realized loss on investments          (61,386)
Unrealized depreciation on investments                 (3,998)
                                                 ------------
Total Net Assets-- 100.0%                          $  102,662
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($102,497,413/7,724,465 shares)                     $13.27
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($164,597/12,468 shares)                            $13.20
                                                 ------------
* Non-income producing security.
^ Canadian domiciled security traded on the New York Stock Exchange.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                    PBHG Disciplined Equity Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 96.4%
Basic Materials -- 3.7%
Chemicals-Specialty -- 0.7%
Sigma-Aldrich                           7,878   $         350
                                                 ------------
                                                          350
--------------------------------------------------------------------------------
Metal-Diversified -- 2.9%
Ball                                   18,089           1,008
Freeport-McMoRan Copper & Gold, Cl B*  33,904             578
                                                 ------------
                                                        1,586
--------------------------------------------------------------------------------
Paper & Related Products -- 0.1%
Louisiana-Pacific*                      9,449              75
                                                 ------------
                                                           75
                                                 ------------
Total Basic Materials (Cost $2,071)                     2,011
                                                 ------------
--------------------------------------------------------------------------------
Consumer Cyclical -- 11.5%
Apparel Manufacturers -- 1.2%
Jones Apparel Group*                   22,636             621
                                                 ------------
                                                          621
--------------------------------------------------------------------------------
Appliances -- 0.2%
Maytag                                  6,581             125
                                                 ------------
                                                          125
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 0.9%
Clear Channel Communications*          14,954             507
                                                 ------------
                                                          507
--------------------------------------------------------------------------------
Building-Residential/Commercial -- 1.4%
Centex                                 13,604             740
                                                 ------------
                                                          740
--------------------------------------------------------------------------------
Cable TV -- 0.3%
Comcast, Cl A*                          5,499             157
                                                 ------------
                                                          157
--------------------------------------------------------------------------------
Entertainment Software -- 0.2%
Electronic Arts*                        1,555              91
                                                 ------------
                                                           91
--------------------------------------------------------------------------------
Multimedia -- 1.9%
Meredith                               14,633             559
Walt Disney                            28,413             483
                                                 ------------
                                                        1,042
--------------------------------------------------------------------------------
Retail-Auto Parts -- 1.5%
AutoZone*                              12,048             828
                                                 ------------
                                                          828
--------------------------------------------------------------------------------
Retail-Building Products -- 1.5%
Home Depot                             32,118             782
                                                 ------------
                                                          782
--------------------------------------------------------------------------------
Retail-Discount -- 2.4%
Wal-Mart Stores                        24,991           1,300
                                                 ------------
                                                        1,300
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.0%
McDonald's                              1,077  $           16
                                                 ------------
                                                           16
                                                 ------------
Total Consumer Cyclical (Cost $6,943)                   6,209
                                                 ------------
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 9.7%
Beverages-Non-Alcoholic -- 2.8%
PepsiCo.                               38,327           1,533
                                                 ------------
                                                        1,533
--------------------------------------------------------------------------------
Brewery -- 0.6%
Anheuser-Busch                          6,862             320
                                                 ------------
                                                          320
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.7%
American Greetings, Cl A*              28,689             376
                                                 ------------
                                                          376
--------------------------------------------------------------------------------
Cosmetics & Toiletries -- 3.5%
Procter & Gamble                       21,217           1,889
                                                 ------------
                                                        1,889
--------------------------------------------------------------------------------
Food-Miscellaneous/Diversified -- 0.9%
Campbell Soup                          22,959             482
                                                 ------------
                                                          482
--------------------------------------------------------------------------------
Tobacco -- 1.2%
Altria Group                            9,362             281
UST                                    13,383             369
                                                 ------------
                                                          650
                                                 ------------
Total Consumer Non-Cyclical (Cost $5,545)               5,250
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 7.3%
Oil Companies-Exploration & Production-- 0.5%
Unocal                                  9,062             238
                                                 ------------
                                                          238
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 6.3%
ChevronTexaco                           9,585             620
ConocoPhillips                         24,140           1,294
Exxon Mobil                            26,513             927
Occidental Petroleum                   19,170             574
                                                 ------------
                                                        3,415
--------------------------------------------------------------------------------
Oil-Field Services -- 0.5%
Schlumberger                            7,092             269
                                                 ------------
                                                          269
                                                 ------------
Total Energy (Cost $3,819)                              3,922
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 19.2%
Commercial Banks-Southern US -- 0.3%
Union Planters                          5,791             152
                                                 ------------
                                                          152
--------------------------------------------------------------------------------
Diversified Financial Services -- 0.2%
Citigroup                               3,226             111
                                                 ------------
                                                          111
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Disciplined Equity Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 3.1%
Bear Stearns                           17,087   $       1,121
Merrill Lynch                          15,074             534
                                                 ------------
                                                        1,655
--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 6.7%
Countrywide Financial                  18,797           1,081
Fannie Mae                             21,778           1,423
Freddie Mac                            21,134           1,122
                                                 ------------
                                                        3,626
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.0%
John Hancock Financial Services           421              12
                                                 ------------
                                                           12
--------------------------------------------------------------------------------
Multi-Line Insurance -- 0.1%
Allstate                                2,254              75
                                                 ------------
                                                           75
--------------------------------------------------------------------------------
S&L/Thrifts-Western US -- 2.4%
Washington Mutual                      36,121           1,274
                                                 ------------
                                                        1,274
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 6.4%
Bank of America                        24,923           1,666
National City                           9,168             255
Wells Fargo                            33,958           1,528
                                                 ------------
                                                        3,449
                                                 ------------
Total Financial (Cost $10,361)                         10,354
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 15.0%
Health Care Cost Containment -- 0.4%
McKesson                                8,839             220
                                                 ------------
                                                          220
--------------------------------------------------------------------------------
Medical Products -- 4.2%
Johnson & Johnson                      38,689           2,239
                                                 ------------
                                                        2,239
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 2.4%
Amgen*                                 20,128           1,158
Biogen*                                 4,989             150
                                                 ------------
                                                        1,308
--------------------------------------------------------------------------------
Medical-Drugs -- 7.8%
Abbott Laboratories                    24,249             912
Merck                                  30,645           1,679
Pfizer                                 40,712           1,268
Pharmacia                               8,637             374
                                                 ------------
                                                        4,233
--------------------------------------------------------------------------------
Medical-HMO -- 0.2%
Anthem*                                 1,704             113
                                                 ------------
                                                          113
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers-- 0.0%
Healthsouth*                            5,368 $             1
                                                 ------------
                                                            1
                                                 ------------
Total Health Care (Cost $7,523)                         8,114
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 5.7%
Aerospace/Defense-Equipment -- 1.1%
United Technologies                    10,228             591
                                                 ------------
                                                          591
--------------------------------------------------------------------------------
Diversified Manufacturing Operations-- 3.5%
General Electric                       46,043           1,174
Tyco International                     54,154             697
                                                 ------------
                                                        1,871
--------------------------------------------------------------------------------
Instruments-Controls -- 1.1%
Johnson Controls                        8,163             591
                                                 ------------
                                                          591
                                                 ------------
Total Industrial (Cost $3,646)                          3,053
                                                 ------------
--------------------------------------------------------------------------------
Services -- 4.4%
Commercial Services-Finance -- 1.1%
Equifax                                30,984             619
                                                 ------------
                                                          619
--------------------------------------------------------------------------------
Computer Services -- 0.1%
Sungard Data Systems*                   2,722              58
                                                 ------------
                                                           58
--------------------------------------------------------------------------------
Diversified Operations/Commercial Services-- 0.7%
Cendant*                               28,174             358
                                                 ------------
                                                          358
--------------------------------------------------------------------------------
Telephone-Integrated -- 2.5%
AT&T                                   21,897             355
CenturyTel                                492              13
SBC Communications                     24,620             494
Sprint-FON Group                       40,993             482
                                                 ------------
                                                        1,344
                                                 ------------
Total Services (Cost $2,892)                            2,379
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 16.4%
Applications Software -- 5.4%
Citrix Systems*                        21,985             289
Microsoft                             108,180           2,619
                                                 ------------
                                                        2,908
--------------------------------------------------------------------------------
Cellular Telecommunications -- 1.0%
Nextel Communications, Cl A*           39,301             526
                                                 ------------
                                                          526
--------------------------------------------------------------------------------
Computers -- 1.5%
Hewlett-Packard                        52,139             811
                                                 ------------
                                                          811
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                    PBHG Disciplined Equity Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Data Processing/Management -- 2.4%
Automatic Data Processing              26,864  $          827
First Data                             13,038             483
                                                 ------------
                                                        1,310
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 1.9%
Applied Micro Circuits*                18,767              61
Intel                                  39,072             636
LSI Logic*                              4,603              21
National Semiconductor*                15,397             262
PMC-Sierra*                             4,609              28
                                                 ------------
                                                        1,008
--------------------------------------------------------------------------------
Enterprise Software/Services -- 1.6%
Oracle*                                80,009             868
                                                 ------------
                                                          868
--------------------------------------------------------------------------------
Networking Products -- 0.4%
Cisco Systems*                         17,160             223
                                                 ------------
                                                          223
--------------------------------------------------------------------------------
Office Automation & Equipment -- 0.9%
Pitney Bowes                           15,907             508
                                                 ------------
                                                          508
--------------------------------------------------------------------------------
Wireless Equipment -- 1.3%
Motorola                               84,190             695
                                                 ------------
                                                          695
                                                 ------------
Total Technology (Cost $10,152)                         8,857
                                                 ------------
--------------------------------------------------------------------------------
Transportation -- 0.7%
Transportation-Rail -- 0.7%
Union Pacific                           6,618             364
                                                 ------------
                                                          364
                                                 ------------
Total Transportation (Cost $370)                          364
                                                 ------------
--------------------------------------------------------------------------------
Utilities -- 2.8%
Electric-Integrated -- 2.8%
Edison International*                  13,165             180
Entergy                                 3,833             184
Exelon                                 17,039             859
NiSource                               16,305             297
                                                 ------------
                                                        1,520
                                                 ------------
Total Utilities (Cost $1,500)                           1,520
                                                 ------------
Total Common Stock (Cost $54,822)                      52,033
                                                 ------------
--------------------------------------------------------------------------------

                                        Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------

U.S. Treasury Obligations -- 0.4%
U.S. Treasury Bill
   1.12%, 09/11/03 (B)(C)             $   250         $   249
                                                 ------------
                                                          249
                                                 ------------
Total U.S. Treasury Obligations (Cost $249)               249
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 3.3%
Barclays
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $1,762,680
   (collateralized by U.S. Government
   Obligations: total market
   value $1,798,268)(A)                 1,763           1,763
                                                 ------------
Total Repurchase Agreement (Cost $1,763)                1,763
                                                 ------------
Total Investments-- 100.1% (Cost $56,834)              54,045
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.1)%
Payable for Administrative Fees                            (7)
Payable for Investment Advisory Fees                      (32)
Other Assets and Liabilities, Net                         (23)
                                                 ------------
Total Other Assets and Liabilities, Net                   (62)
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 7,340,450 outstanding shares
   of common stock                                     93,917
Undistributed net investment income                        71
Accumulated net realized loss on investments
   and futures contracts                              (37,134)
Unrealized depreciation on investments                 (2,789)
Unrealized depreciation on futures contracts              (82)
                                                 ------------
Total Net Assets-- 100.0%                         $    53,983
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                         $7.35
                                                 ------------

* Non-income producing security.
(A) -- Tri-party repurchase agreement
(B) -- Security has been pledged as collateral for open futures contracts.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
Cl -- Class

The accompanying notes are an integral part of the financial statements.

            PBHG Funds

 PBHG REIT Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.6%
Financial -- 98.6%
REITS -- 98.6%
Apartments -- 16.2%
AMLI Residential Properties            40,700   $         857
Apartment Investment & Management     151,000           5,508
BRE Properties, Cl A                   51,200           1,508
Essex Property Trust                   21,700           1,134
Home Properties of New York            53,400           1,773
Post Properties                        71,800           1,734
Summit Properties                      63,360           1,172
                                                 ------------
                                                       13,686
--------------------------------------------------------------------------------
Diversified -- 11.2%
Catellus Development*(A)              257,200           5,401
Vornado Realty Trust                  112,600           4,031
                                                 ------------
                                                        9,432
--------------------------------------------------------------------------------
Hotels -- 8.1%
Extended Stay America*(A)             126,300           1,276
Innkeepers USA Trust                   70,000             455
LaSalle Hotel Properties              128,300           1,533
Prime Hospitality*(A)                 104,500             539
Starwood Hotels & Resorts Worldwide(A)129,800           3,088
                                                 ------------
                                                        6,891
--------------------------------------------------------------------------------
Manufactured Homes -- 3.5%
Sun Communities                        82,400           2,950
                                                 ------------
                                                        2,950
--------------------------------------------------------------------------------
Office Property -- 22.3%
Boston Properties                     106,311           4,029
CarrAmerica Realty                    112,900           2,862
Equity Office Properties Trust         90,710           2,309
Highwoods Properties                  136,100           2,782
Koger Equity                           56,000             857
Mack-Cali Realty                       61,000           1,889
SL Green Realty                        79,400           2,426
Trizec Properties                     222,300           1,716
                                                 ------------
                                                       18,870
--------------------------------------------------------------------------------
Regional Malls -- 15.1%
General Growth Properties              66,000           3,561
Macerich                               31,300             992
Mills                                  65,000           2,028
Rouse                                 153,300           5,296
Simon Property Group                   24,600             881
                                                 ------------
                                                       12,758
--------------------------------------------------------------------------------
Shopping Centers -- 10.2%
Developers Diversified Realty         169,000           4,081
Pan Pacific Retail Properties          77,950           2,950
Ramco-Gershenson Properties            43,900             965
Regency Centers                        19,000             626
                                                 ------------
                                                        8,622
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Storage -- 2.8%
Public Storage                         79,800    $      2,418
                                                 ------------
                                                        2,418
--------------------------------------------------------------------------------
Warehouse/Industrial -- 9.2%
First Industrial Realty Trust          59,500           1,685
Prologis                              147,270           3,729
PS Business Parks                      81,316           2,419
                                                 ------------
                                                        7,833
                                                 ------------
Total Financial (Cost $83,730)                         83,460
                                                 ------------
Total Common Stock (Cost $83,730)                      83,460
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.9%
Barclays
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $2,431,727
   (collateralized by U.S. Government
   Obligations: total market
   value $2,481,211)(B)                $2,432           2,432
                                                 ------------
Total Repurchase Agreement (Cost $2,432)                2,432
                                                 ------------
Total Investments-- 101.5% (Cost $86,162)              85,892
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (1.5)%
Payable for Administrative Fees                           (11)
Payable for Distribution Fees                              (3)
Payable for Investment Advisory Fees                      (61)
Payable for Investment Securities Purchased            (1,839)
Other Assets and Liabilities, Net                         639
                                                 ------------
Total Other Assets and Liabilities, Net                (1,275)
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 8,687,182 outstanding shares
   of common stock                                     76,210
Fund Shares of Advisor Class ($0.001 par value)
   based on 1,814,972 outstanding shares
   of common stock                                     13,351
Distributions in excess of net investment income           (1)
Accumulated net realized loss on investments           (4,673)
Unrealized depreciation on investments                   (270)
                                                 ------------
Total Net Assets-- 100.0%                         $    84,617
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($70,038,691/8,687,182 shares)                       $8.06
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($14,578,319/1,814,972 shares)                       $8.03
                                                 ------------

* Non-income producing security.
(A) -- Securities classified as C - Corporations
(B) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                    PBHG Strategic Small Company

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 96.0%
Basic Materials -- 1.9%
Agricultural Chemicals -- 0.6%
Agrium^                                21,400   $         230
IMC Global                             11,600             112
                                                 ------------
                                                          342
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.5%
Olin                                   16,300             296
                                                 ------------
                                                          296
--------------------------------------------------------------------------------
Chemicals-Fibers -- 0.3%
Wellman                                20,100             187
                                                 ------------
                                                          187
--------------------------------------------------------------------------------
Paper & Related Products -- 0.5%
Glatfelter                             25,200             269
                                                 ------------
                                                          269
                                                 ------------
Total Basic Materials (Cost $1,242)                     1,094
                                                 ------------
--------------------------------------------------------------------------------
Consumer Cyclical -- 16.8%
Apparel Manufacturers -- 0.3%
Quiksilver*                             6,300             193
                                                 ------------
                                                          193
--------------------------------------------------------------------------------
Athletic Footwear -- 0.6%
K-Swiss, Cl A                          13,200             337
                                                 ------------
                                                          337
--------------------------------------------------------------------------------
Audio/Video Products -- 0.2%
Harman International Industries         1,800             105
                                                 ------------
                                                          105
--------------------------------------------------------------------------------
Building-Residential/Commercial -- 0.3%
Hovnanian Enterprises, Cl A*            4,900             169
                                                 ------------
                                                          169
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.9%
Bell Microproducts*                    21,400             109
Scansource*                            22,400             420
                                                 ------------
                                                          529
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.0%
Overstock.com*                          1,800              18
                                                 ------------
                                                           18
--------------------------------------------------------------------------------
Entertainment Software -- 0.6%
Take-Two Interactive Software*         16,900             378
                                                 ------------
                                                          378
--------------------------------------------------------------------------------
Motion Pictures & Services -- 0.1%
Zomax*                                 26,300              76
                                                 ------------
                                                           76
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Printing-Commercial -- 0.7%
Valassis Communications*               15,400   $         407
                                                 ------------
                                                          407
--------------------------------------------------------------------------------
Publishing-Books -- 1.1%
Scholastic*                            23,800             640
                                                 ------------
                                                          640
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.4%
Journal Register*                      15,100             230
                                                 ------------
                                                          230
--------------------------------------------------------------------------------
Radio -- 0.3%
Cumulus Media, Cl A*                   11,900             173
                                                 ------------
                                                          173
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 4.4%
Bebe Stores*                           20,600             243
Jos A Bank Clothiers*                  16,700             408
Kenneth Cole Productions, Cl A*        31,800             697
Mothers Work*                           4,500             100
Payless Shoesource*                    21,300             333
Urban Outfitters*                      36,100             812
                                                 ------------
                                                        2,593
--------------------------------------------------------------------------------
Retail-Bedding -- 0.2%
Select Comfort*                        13,200             133
                                                 ------------
                                                          133
--------------------------------------------------------------------------------
Retail-Bookstore -- 0.4%
Barnes & Noble*                        12,200             232
                                                 ------------
                                                          232
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.2%
Insight Enterprises*                   15,000             106
                                                 ------------
                                                          106
--------------------------------------------------------------------------------
Retail-Gardening Products -- 1.0%
Tractor Supply*                        17,300             571
                                                 ------------
                                                          571
--------------------------------------------------------------------------------
Retail-Home Furnishings -- 1.0%
Pier 1 Imports                         35,600             565
                                                 ------------
                                                          565
--------------------------------------------------------------------------------
Retail-Miscellaneous/Diversified -- 0.1%
Blue Rhino*                             4,500              46
                                                 ------------
                                                           46
--------------------------------------------------------------------------------
Retail-Restaurants -- 3.8%
Krispy Kreme Doughnuts*                24,500             830
Panera Bread, Cl A*                     8,700             265
PF Chang's China Bistro*               29,500           1,091
                                                 ------------
                                                        2,186
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Strategic Small Company

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Television -- 0.2%
Lin TV, Cl A*                           5,600   $         115
                                                 ------------
                                                          115
                                                 ------------
Total Consumer Cyclical (Cost $9,132)                   9,802
                                                 ------------
--------------------------------------------------------------------------------
Energy -- 3.3%
Oil & Gas Drilling -- 0.4%
Atwood Oceanics*                        8,700             220
                                                 ------------
                                                          220
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production-- 0.9%
Tom Brown*                             12,800             310
Vintage Petroleum                      19,900             189
                                                 ------------
                                                          499
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 0.7%
Lone Star Technologies*                19,000             401
                                                 ------------
                                                          401
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 0.5%
Frontier Oil                           18,200             311
                                                 ------------
                                                          311
--------------------------------------------------------------------------------
Oil-Field Services -- 0.8%
CAL Dive International*                14,600             263
Universal Compression Holdings*        11,700             204
                                                 ------------
                                                          467
                                                 ------------
Total Energy (Cost $1,935)                              1,898
                                                 ------------
--------------------------------------------------------------------------------
Financial -- 10.9%
Finance-Consumer Loans -- 0.4%
Portfolio Recovery Associates*         11,600             264
                                                 ------------
                                                          264
--------------------------------------------------------------------------------
Investment Management/Advisory Services-- 0.7%
Affiliated Managers Group*              9,600             399
                                                 ------------
                                                          399
--------------------------------------------------------------------------------
Life/Health Insurance -- 2.0%
Scottish Annuity & Life Holdings       26,700             465
Stancorp Financial Group               10,000             516
UICI*                                  17,700             170
                                                 ------------
                                                        1,151
--------------------------------------------------------------------------------
Multi-Line Insurance -- 0.8%
HCC Insurance Holdings                 18,500             473
                                                 ------------
                                                          473
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.8%
First American                         18,900             461
                                                 ------------
                                                          461
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.3%
Trammell Crow*                         20,900   $         166
                                                 ------------
                                                          166
--------------------------------------------------------------------------------
Reinsurance -- 1.7%
IPC Holdings                            7,000             211
Odyssey Re Holdings                    21,300             384
Platinum Underwriters Holdings         16,500             418
                                                 ------------
                                                        1,013
--------------------------------------------------------------------------------
REITS-Apartments -- 0.2%
Essex Property Trust                    2,900             152
                                                 ------------
                                                          152
--------------------------------------------------------------------------------
REITS-Office Property -- 0.7%
Brandywine Realty Trust                12,700             279
Mack-Cali Realty                        4,700             146
                                                 ------------
                                                          425
--------------------------------------------------------------------------------
REITS-Regional Malls -- 0.3%
CBL & Associates Properties             3,900             158
                                                 ------------
                                                          158
--------------------------------------------------------------------------------
S&L/Thrifts-Central US -- 0.5%
TierOne*                               17,000             280
                                                 ------------
                                                          280
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 2.5%
Brookline Bancorp                      46,460             582
First Niagara Financial Group          15,900             187
Provident Financial Services*          26,100             413
Willow Grove Bancorp                   17,200             254
                                                 ------------
                                                        1,436
                                                 ------------
Total Financial (Cost $5,811)                           6,378
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 20.1%
Diagnostic Equipment -- 1.1%
Gen-Probe*                             13,000             294
Immucor*                               17,450             382
                                                 ------------
                                                          676
--------------------------------------------------------------------------------
Disposable Medical Products -- 1.2%
ICU Medical*                           25,200             693
                                                 ------------
                                                          693
--------------------------------------------------------------------------------
Health Care Cost Containment -- 0.4%
Hooper Holmes                          45,600             228
                                                 ------------
                                                          228
--------------------------------------------------------------------------------
Medical Information Systems -- 0.4%
IMPAC Medical Systems*                 10,600             236
                                                 ------------
                                                          236
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                    PBHG Strategic Small Company

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Medical Instruments -- 1.5%
Kensey Nash*                           14,900   $         305
SurModics*                             15,400             476
Thoratec*                               7,700              98
                                                 ------------
                                                          879
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 0.5%
LabOne*                                14,500             279
                                                 ------------
                                                          279
--------------------------------------------------------------------------------
Medical Products -- 3.0%
Cooper                                  4,800             144
Haemonetics*                           13,000             284
Possis Medical*                        32,200             520
Wright Medical Group*                   9,300             163
Zoll Medical*                          15,600             637
                                                 ------------
                                                        1,748
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.7%
Digene*                                14,700             243
Integra LifeSciences Holdings*         18,800             433
Martek Biosciences*                     7,300             208
Myriad Genetics*                       13,800             139
                                                 ------------
                                                        1,023
--------------------------------------------------------------------------------
Medical-Drugs -- 2.6%
Adolor*                                15,400             153
Cima Labs*                             17,700             384
Hi-Tech Pharmacal*                     12,950             279
Priority Healthcare, Cl B*             12,100             322
SICOR*                                 23,700             396
                                                 ------------
                                                        1,534
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 1.9%
Eon Labs*                              14,300             382
Pharmaceutical Resources*               6,900             293
Taro Pharmaceuticals Industries*       10,900             417
                                                 ------------
                                                        1,092
--------------------------------------------------------------------------------
Medical-HMO -- 1.9%
American Medical Security Group*       14,700             195
Centene*                                8,900             260
Coventry Health Care*                  12,500             411
Humana*                                23,800             228
                                                 ------------
                                                        1,094
--------------------------------------------------------------------------------
Medical-Hospitals -- 0.7%
Curative Health Systems*               18,100             309
United Surgical Partners International* 4,900              91
                                                 ------------
                                                          400
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 2.0%
Apria Healthcare Group*                21,100   $         493
Odyssey HealthCare*                    24,800             590
VistaCare, Cl A*                        4,100              73
                                                 ------------
                                                        1,156
--------------------------------------------------------------------------------
Pharmacy Services -- 0.3%
Accredo Health*                         7,300             178
                                                 ------------
                                                          178
--------------------------------------------------------------------------------
Physical Practice Management -- 0.7%
American Healthways*                   21,150             402
                                                 ------------
                                                          402
--------------------------------------------------------------------------------
X-Ray Equipment -- 0.2%
Bruker AXS*                            83,400             112
                                                 ------------
                                                          112
                                                 ------------
Total Health Care (Cost $11,425)                       11,730
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 6.0%
Aerospace/Defense -- 0.2%
Teledyne Technologies*                 10,000             127
                                                 ------------
                                                          127
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 0.5%
DRS Technologies*                      10,500             263
                                                 ------------
                                                          263
--------------------------------------------------------------------------------
Batteries/Battery Systems -- 0.6%
Wilson Greatbatch Technologies*        12,400             347
                                                 ------------
                                                          347
--------------------------------------------------------------------------------
Circuit Boards -- 0.7%
Park Electrochemical                   27,000             409
                                                 ------------
                                                          409
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous-- 0.4%
OSI Systems*                           15,700             248
                                                 ------------
                                                          248
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 0.2%
Avnet*                                 12,200             128
                                                 ------------
                                                          128
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 0.4%
Stericycle*                             6,400             241
                                                 ------------
                                                          241
--------------------------------------------------------------------------------
Instruments-Scientific -- 0.5%
Fisher Scientific International*       10,900             305
                                                 ------------
                                                          305
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Strategic Small Company

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Lasers-Systems/Components -- 0.7%
Cymer*                                 16,200   $         383
                                                 ------------
                                                          383
--------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.3%
Aptargroup                              6,200             200
                                                 ------------
                                                          200
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 1.0%
Waste Connections*                     16,900             583
                                                 ------------
                                                          583
--------------------------------------------------------------------------------
Remediation Services -- 0.5%
Clean Harbors*                         22,800             274
                                                 ------------
                                                          274
                                                 ------------
Total Industrial (Cost $3,661)                          3,508
                                                 ------------
--------------------------------------------------------------------------------
Services -- 12.3%
Advertising Services -- 0.2%
RH Donnelley*                           4,100             122
                                                 ------------
                                                          122
--------------------------------------------------------------------------------
Commercial Services -- 1.4%
Arbitron*                              13,800             437
Icon ADR*                              16,200             386
                                                 ------------
                                                          823
--------------------------------------------------------------------------------
Commercial Services-Finance -- 0.6%
PRG-Schultz International*             44,400             320
                                                 ------------
                                                          320
--------------------------------------------------------------------------------
Computer Services -- 2.6%
Cognizant Technology Solutions*        12,100             815
Manhattan Associates*                  20,900             366
Pec Solutions*                          8,500             100
Syntel*                                12,500             240
                                                 ------------
                                                        1,521
--------------------------------------------------------------------------------
Consulting Services -- 2.8%
Advisory Board*                        14,800             517
FTI Consulting*                        16,950             784
PDI*                                   21,500             159
SM&A*                                  32,500             177
                                                 ------------
                                                        1,637
--------------------------------------------------------------------------------
Direct Marketing -- 0.9%
Advo*                                  14,700             485
                                                 ------------
                                                          485
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Rental Auto/Equipment -- 0.4%
Aaron Rents                            10,800   $         220
                                                 ------------
                                                          220
--------------------------------------------------------------------------------
Research & Development -- 0.5%
Pharmaceutical Product Development*    11,500             309
                                                 ------------
                                                          309
--------------------------------------------------------------------------------
Schools -- 2.6%
Career Education*                      16,947             829
University of Phoenix Online*          16,233             692
                                                 ------------
                                                        1,521
--------------------------------------------------------------------------------
Security Services -- 0.3%
Kroll*                                  8,800             189
                                                 ------------
                                                          189
                                                 ------------
Total Services (Cost $6,107)                            7,147
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 21.8%
B2B/E-Commerce -- 0.2%
Agile Software*                        17,000             109
                                                 ------------
                                                          109
--------------------------------------------------------------------------------
Computers -- 0.5%
Neoware Systems*                       22,000             275
                                                 ------------
                                                          275
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 0.7%
Cray*                                  22,700             150
McData, Cl B*                          28,100             245
                                                 ------------
                                                          395
--------------------------------------------------------------------------------
Computers-Memory Devices -- 1.0%
Sandisk*                               33,500             563
                                                 ------------
                                                          563
--------------------------------------------------------------------------------
Computers-Peripheral Equipment -- 0.4%
Electronics for Imaging*               13,500             239
                                                 ------------
                                                          239
--------------------------------------------------------------------------------
Data Processing/Management -- 0.5%
Fair Isaac                              5,400             274
                                                 ------------
                                                          274
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.3%
Websense*                              13,300             195
                                                 ------------
                                                          195
--------------------------------------------------------------------------------

                                   PBHG Funds

                                                    PBHG Strategic Small Company

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 6.5%
Actel*                                 13,000    $        222
Cree*                                  22,400             415
DSP Group*                             21,700             393
Fairchild Semiconductor
   International, Cl A*                22,300             233
Intersil, Cl A*                        56,792             884
Omnivision Technologies*               24,300             504
Silicon Laboratories*                  33,000             863
Skyworks Solutions*                    31,800             198
Zoran*                                  5,300              68
                                                 ------------
                                                        3,780
--------------------------------------------------------------------------------
Internet Application Software -- 0.9%
eResearch Technology*                  11,500             309
Verity*                                17,700             245
                                                 ------------
                                                          554
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.3%
Avocent*                                7,800             182
                                                 ------------
                                                          182
--------------------------------------------------------------------------------
Internet Telephony -- 0.4%
j2 Global Communications*               7,400             211
                                                 ------------
                                                          211
--------------------------------------------------------------------------------
Networking Products -- 1.6%
Extreme Networks*                      75,700             328
Foundry Networks*                      36,300             292
SafeNet*                               14,600             298
                                                 ------------
                                                          918
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 4.1%
Cypress Semiconductor*                 37,100             256
Emulex*                                23,800             456
Exar*                                  24,800             315
GlobespanVirata*                       58,700             264
Integrated Device Technology*          32,600             259
Marvell Technology Group*              23,400             496
Power Integrations*                    17,900             371
                                                 ------------
                                                        2,417
--------------------------------------------------------------------------------
Semiconductor Equipment -- 2.0%
Brooks Automation*                     22,500             218
Lam Research*                          23,600             269
LTX*                                   26,800             134
MKS Instruments*                       21,600             270
Veeco Instruments*                     19,000             293
                                                 ------------
                                                        1,184
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Software Tools -- 0.2%
Altiris*                                9,400   $         117
                                                 ------------
                                                          117
--------------------------------------------------------------------------------
Telecommunication Equipment -- 0.4%
Adtran*                                 6,300             226
                                                 ------------
                                                          226
--------------------------------------------------------------------------------
Telecommunication Services -- 0.1%
Intrado*                                7,800              62
                                                 ------------
                                                           62
--------------------------------------------------------------------------------
Web Hosting/Design -- 0.4%
Macromedia*                            19,300             233
                                                 ------------
                                                          233
--------------------------------------------------------------------------------
Web Portals/ISP -- 1.0%
Sohu.com*                              13,000             142
United Online*                         25,800             445
                                                 ------------
                                                          587
--------------------------------------------------------------------------------
Wireless Equipment -- 0.3%
RF Micro Devices*                      27,800             168
                                                 ------------
                                                          168
                                                 ------------
Total Technology (Cost $13,740)                        12,689
                                                 ------------
--------------------------------------------------------------------------------
Transportation -- 1.4%
Airlines -- 1.1%
Atlantic Coast Airlines Holdings*      49,800             309
Skywest                                33,900             350
                                                 ------------
                                                          659
--------------------------------------------------------------------------------
Transportation-Services -- 0.3%
UTI Worldwide                           5,000             140
                                                 ------------
                                                          140
                                                 ------------
Total Transportation (Cost $1,136)                        799
                                                 ------------
--------------------------------------------------------------------------------
Utilities -- 1.5%
Electric-Integrated -- 0.8%
Hawaiian Electric Industries            5,200             212
Idacorp                                 4,100              94
MGE Energy                              6,700             177
                                                 ------------
                                                          483
--------------------------------------------------------------------------------
Gas-Distribution -- 0.4%
UGI                                     5,600             256
                                                 ------------
                                                          256
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Strategic Small Company

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Water -- 0.3%
Philadelphia Suburban                   6,700   $         147
                                                 ------------
                                                          147
                                                 ------------
Total Utilities (Cost $777)                               886
                                                 ------------
Total Common Stock (Cost $54,966)                      55,931
                                                 ------------
--------------------------------------------------------------------------------
Convertible Bond -- 0.5%
MicroStrategy, Series A
   7.50%, 06/24/07                    $    10             248
                                                 ------------
                                                          248
                                                 ------------
Total Convertible Bond (Cost $228)                        248
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 5.0%
Barclays
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $2,930,253
   (collateralized by U.S. Government
   Obligations: total market
   value $2,989,558)(A)                 2,930           2,930
                                                 ------------
Total Repurchase Agreement (Cost $2,930)                2,930
                                                 ------------
Total Investments-- 101.5% (Cost $58,124)              59,109
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (1.5)%
Payable for Administrative Fees                            (7)
Payable for Investment Advisory Fees                      (49)
Payable for Investment Securities Purchased              (761)
Other Assets and Liabilities, Net                         (45)
                                                 ------------
Total Other Assets and Liabilities, Net                  (862)
                                                 ------------
--------------------------------------------------------------------------------


Description                                          Value (000)
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 6,620,241 outstanding shares
   of common stock                               $     89,258
Fund Shares of Advisor Class ($0.001 par value)
   based on 58,479 outstanding shares
   of common stock                                        527
Accumulated net realized loss on investments          (32,523)
Unrealized appreciation on investments                    985
                                                 ------------
Total Net Assets-- 100.0%                         $    58,247
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($57,737,115/6,620,241 shares)                       $8.72
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($509,397/58,479 shares)                             $8.71
                                                 ------------

* Non-income producing security.
^ Canadian domiciled security traded on the New York Stock Exchange.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class
REIT-- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                           PBHG Technology & Communications Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Common Stock -- 89.9%
Consumer Cyclical -- 5.3%
Cable TV -- 2.5%
Cablevision Systems, Cl A*             73,400   $       1,394
Comcast, Cl A*                        192,800           5,300
                                                 ------------
                                                        6,694
--------------------------------------------------------------------------------
Entertainment Software -- 2.1%
Electronic Arts*                       94,900           5,565
                                                 ------------
                                                        5,565
--------------------------------------------------------------------------------
Toys -- 0.7%
Leapfrog Enterprises*                  81,300           1,938
                                                 ------------
                                                        1,938
                                                 ------------
Total Consumer Cyclical (Cost $12,176)                 14,197
                                                 ------------
--------------------------------------------------------------------------------
Health Care -- 7.6%
Medical Instruments -- 1.8%
Boston Scientific*                    118,300           4,822
                                                 ------------
                                                        4,822
--------------------------------------------------------------------------------
Medical Products -- 1.5%
Biomet                                134,800           4,132
                                                 ------------
                                                        4,132
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 2.4%
Amgen*                                111,700           6,428
                                                 ------------
                                                        6,428
--------------------------------------------------------------------------------
Medical-Drugs -- 0.6%
Celgene*                               61,100           1,594
                                                 ------------
                                                        1,594
--------------------------------------------------------------------------------
Therapeutics -- 1.3%
Gilead Sciences*                       83,400           3,502
                                                 ------------
                                                        3,502
                                                 ------------
Total Health Care (Cost $18,198)                       20,478
                                                 ------------
--------------------------------------------------------------------------------
Industrial -- 5.2%
Aerospace/Defense -- 1.6%
Lockheed Martin                        93,600           4,451
                                                 ------------
                                                        4,451
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 0.6%
Alliant Techsystems*                   30,600           1,653
                                                 ------------
                                                        1,653
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous-- 0.5%
Vishay Intertechnology*               137,200           1,397
                                                 ------------
                                                        1,397
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 1.1%
Avnet*                                274,100   $       2,872
                                                 ------------
                                                        2,872
--------------------------------------------------------------------------------
Instruments-Scientific -- 0.9%
Applera-Applied Biosystems Group      146,000           2,311
                                                 ------------
                                                        2,311
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- 0.5%
Advanced Energy Industries*           165,700           1,423
                                                 ------------
                                                        1,423
                                                 ------------
Total Industrial (Cost $17,870)                        14,107
                                                 ------------
--------------------------------------------------------------------------------
Services -- 8.0%
Computer Services -- 6.2%
BISYS Group*                          245,600           4,008
CACI International, Cl A*              29,600             987
Computer Sciences*                    145,900           4,749
DST Systems*                          171,400           4,662
Unisys*                               238,500           2,209
                                                 ------------
                                                       16,615
--------------------------------------------------------------------------------
E-Commerce/Services -- 1.8%
eBay*                                  58,400           4,981
                                                 ------------
                                                        4,981
                                                 ------------
Total Services (Cost $20,850)                          21,596
                                                 ------------
--------------------------------------------------------------------------------
Technology -- 63.8%
Applications Software -- 3.0%
Intuit*                                72,600           2,701
Mercury Interactive*                   27,000             801
Microsoft                             186,700           4,520
                                                 ------------
                                                        8,022
--------------------------------------------------------------------------------
Cellular Telecommunications -- 1.8%
AT&T Wireless Services*               756,800           4,995
                                                 ------------
                                                        4,995
--------------------------------------------------------------------------------
Computers -- 5.3%
Dell Computer*                        197,700           5,399
International Business Machines        60,500           4,745
Sun Microsystems*                   1,293,300           4,216
                                                 ------------
                                                       14,360
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 1.1%
Cray*                                 273,500           1,811
Mercury Computer Systems*              46,800           1,273
                                                 ------------
                                                        3,084
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG Technology & Communications Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Data Processing/Management -- 2.4%
Fair Isaac                             30,000   $       1,525
First Data                            134,700           4,985
                                                 ------------
                                                        6,510
--------------------------------------------------------------------------------
Decision Support Software -- 0.2%
Cognos*^                               28,300             643
                                                 ------------
                                                          643
--------------------------------------------------------------------------------
Electronic Components-Semiconductors-- 19.0%
Altera*                               173,000           2,342
Broadcom, Cl A*                        75,800             936
DSP Group*                            217,300           3,940
Fairchild Semiconductor
   International, Cl A*               371,400           3,885
Intel                                 314,100           5,113
International Rectifier*              134,200           2,640
Microchip Technology                  123,200           2,452
National Semiconductor*               177,400           3,023
Nvidia*                               230,500           2,962
PMC-Sierra*                           325,500           1,937
QLogic*                               128,900           4,787
Semtech*                              250,700           3,798
Silicon Laboratories*                 162,300           4,244
Texas Instruments                     337,000           5,517
Xilinx*                               152,100           3,561
                                                 ------------
                                                       51,137
--------------------------------------------------------------------------------
Electronic Forms -- 1.4%
Adobe Systems                         121,400           3,743
                                                 ------------
                                                        3,743
--------------------------------------------------------------------------------
Enterprise Software/Services -- 2.6%
BMC Software*                          30,900             466
Oracle*                               449,900           4,881
SAP ADR                                87,200           1,653
                                                 ------------
                                                        7,000
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.1%
Avocent*                               11,200             261
                                                 ------------
                                                          261
--------------------------------------------------------------------------------
Internet Security -- 0.7%
Symantec*                              49,600           1,943
                                                 ------------
                                                        1,943
--------------------------------------------------------------------------------
Networking Products -- 2.8%
Cisco Systems*                        379,700           4,928
Juniper Networks*                     317,000           2,590
                                                 ------------
                                                        7,518
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits-- 8.5%
Analog Devices*                       177,900    $      4,892
Integrated Circuit Systems*           146,000           3,168
Linear Technology                     144,900           4,473
Marvell Technology Group*             182,700           3,871
Maxim Integrated Products             110,200           3,981
Power Integrations*                   115,900           2,403
                                                 ------------
                                                       22,788
--------------------------------------------------------------------------------
Semiconductor Equipment -- 8.0%
Applied Materials*                    352,600           4,436
Axcelis Technologies*                 367,800           1,740
Brooks Automation*                    175,000           1,692
KLA-Tencor*                            98,800           3,551
Lam Research*                         322,100           3,668
Mykrolis*                             261,800           2,186
Novellus Systems*                      69,000           1,882
Teradyne*                             199,700           2,324
                                                 ------------
                                                       21,479
--------------------------------------------------------------------------------
Telecommunication Equipment -- 1.9%
Nokia Oyj ADR                         369,400           5,175
                                                 ------------
                                                        5,175
--------------------------------------------------------------------------------
Telecommunication Services -- 0.8%
Amdocs*                               166,000           2,205
                                                 ------------
                                                        2,205
--------------------------------------------------------------------------------
Web Portals/ISP -- 1.2%
Yahoo*                                134,000           3,219
                                                 ------------
                                                        3,219
--------------------------------------------------------------------------------
Wireless Equipment -- 3.0%
Motorola                              346,800           2,865
Qualcomm                              142,300           5,131
                                                 ------------
                                                        7,996
                                                 ------------
Total Technology (Cost $172,745)                      172,078
                                                 ------------
Total Common Stock (Cost $241,839)                    242,456
                                                 ------------
--------------------------------------------------------------------------------
Investment Company -- 1.0%
Index Fund-Large Cap -- 1.0%
Nasdaq-100 Index Tracking Stock*      109,500           2,765
                                                 ------------
                                                        2,765
                                                 ------------
Total Investment Company (Cost $2,582)                  2,765
                                                 ------------
--------------------------------------------------------------------------------

                                   PBHG Funds

                                           PBHG Technology & Communications Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                     Face              Market
Description                      Amount (000)        Value (000)
--------------------------------------------------------------------------------
Convertible Bond -- 0.3%
MicroStrategy, Series A
   7.50%, 06/24/07                  $   1,203   $         721
                                                 ------------
                                                          721
                                                 ------------
Total Convertible Bond (Cost $0)                          721
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 8.1%
Deutsche Bank
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $21,808,585
   (collateralized by U.S. Government
   Obligations: total market
   value $22,248,960)(A)               21,808          21,808
                                                 ------------
Total Repurchase Agreement (Cost $21,808)              21,808
                                                 ------------
Total Investments-- 99.3% (Cost $266,229)             267,750
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.7%
Receivable for Investment Securities Sold              11,120
Payable for Administrative Fees                           (34)
Payable for Distribution Fees                              (2)
Payable for Investment Advisory Fees                     (194)
Payable for Investment Securities Purchased            (8,987)
Other Assets and Liabilities, Net                        (124)
                                                 ------------
Total Other Assets and Liabilities, Net                 1,779
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 35,877,884 outstanding shares
   of common stock                                  2,798,046
Fund Shares of Advisor Class ($0.001 par value)
   based on 1,001,823 outstanding shares
   of common stock                                     10,983
Accumulated net investment loss                           (10)
Accumulated net realized loss on investments       (2,541,011)
Unrealized appreciation on investments                  1,521
                                                 ------------
Total Net Assets-- 100.0%                         $   269,529
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($262,244,628/35,877,884 shares)                     $7.31
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($7,284,863/1,001,823 shares)                        $7.27
                                                 ------------

* Non-income producing security.
^ Canadian domiciled security traded on the Nasdaq Stock Market.
(A)-- Tri-party repurchase agreement
ADR--  American Depositary Receipt
Cl-- Class

The accompanying notes are an integral part of the financial statements.

            PBHG Funds

 PBHG IRA Capital Preservation Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------

Residential Mortgages-Agency -- 15.7%
Federal Home Loan Mortgage Corporation
   2360 IP CMO
   5.750%, 07/15/26                $    5,000    $      5,046
Federal Home Loan Mortgage Corporation
   30 year TBA
   6.500%, 04/14/33                    35,000          36,477
   5.500%, 04/14/33                     3,000           3,068
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H006, Cl A1++
   1.724%, 04/15/08                     7,000           6,986
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H006, Cl A2++
   2.837%, 02/15/10                    13,000          12,976
Federal National Mortgage Association
   15 year TBA
   6.500%, 04/21/18                    15,000          15,881
   5.500%, 04/21/18                    20,000          20,744
Federal National Mortgage Association
   30 year TBA
   7.500%, 04/14/33                    35,000          37,264
   7.000%, 04/14/33                    12,000          12,645
   6.500%, 04/14/33                    35,000          36,498
                                                 ------------
Total Residential
  Mortgages-Agency (Cost $188,011)                    187,585
                                                 ------------
--------------------------------------------------------------------------------
Commercial Mortgages-- 7.0%
Banc of America Commercial Mortgage,
   Ser 2000-1, Cl A1A
   7.109%, 11/15/31                     5,480           6,130
Deutsche Mortgage & Asset Receiving,
   Ser 1998-C1 A1
   6.220%, 06/15/31                     6,377           6,583
LB Commercial Conduit Mortgage Trust,
   Ser 1999-C1, Cl A1
   6.410%, 06/15/31                     8,190           8,857
Merrill Lynch Mortgage Investors,
   Ser 1997-C1, Cl A3
   7.120%, 06/18/29                    20,000          22,430
Midland Realty Acceptance
   Corporate CMO,
   Ser 1996-C2, Cl A2
   7.233%, 01/25/29                    18,741          20,723
Morgan Stanley Capital,
   Ser 1999-LIFE, Cl A1
   6.970%, 10/15/08                     3,382           3,750
Mortgage Capital Funding,
   Ser 1996-MC2, Cl A2
   6.909%, 02/20/06                     3,543           3,570
Mortgage Capital Funding,
   Ser 1997-MC1, Cl A2
   7.223%, 07/20/27                     6,171           6,382
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Commercial Mortgages-- continued
Nationslink Funding Corporation,
   Ser 1999-2, Cl A3
   7.181%, 06/20/31                 $   5,000       $   5,612
                                                 ------------
Total Commercial Mortgages (Cost $81,669)              84,037
                                                 ------------
--------------------------------------------------------------------------------
Residential Mortgages -- 14.7%
ABN Amro Mortgage CMO,
   Ser 2002-6, Cl A3
   5.700%, 08/25/32                    10,561          10,787
Bank of America Mortgage Securities CMO,
Ser 2003-B, Cl 2A7
   4.080%, 03/25/33                    23,685          23,684
Bank of America Mortgage Securities,
   Ser 2002-E, Cl A1
   7.040%, 06/20/31                     7,899           8,104
Bear Stearns CMO,
   Ser 2003-2, Cl A3
   3.703%, 01/25/33                    10,000          10,000
Citicorp Mortgage Securities CMO,
   Ser 1998-10, Cl A9
   6.250%, 11/25/28                     7,641           7,807
Citicorp Mortgage Securities CMO,
   Ser 2002-3, Cl 1A5
   6.250%, 03/25/32                     5,357           5,437
Citicorp Mortgage Securities,
   Ser 2002-3, Cl 1 A1
   6.250%, 03/25/32                     4,000           4,123
Crusade Global Trust,
   Ser 2002-1, Cl A
   1.500%, 02/20/33                     3,579           3,577
Granite Mortgages Plc,
   Ser 2002-1, Cl 1A1
   1.470%, 12/20/16                     4,425           4,424
Holmes Financing Plc,
   Ser 2, Cl 2A
   1.556%, 07/15/17                    10,000          10,005
Medallion Trust CMO,
   Ser 2003-1G, Cl A
   1.460%, 12/21/33                    15,300          15,300
MLCC Mortgage Investors CMO,
   Ser 2003-B, Cl A1
   1.618%, 04/25/28                    20,000          20,000
Salomon Brothers Motgage Securities VII,
   Ser 2002-UST1, Cl A1
   6.500%, 09/25/16                     2,641           2,757
Washington Mutual CMO,
   Ser 2002-AR19, Cl A5
   4.319%, 01/25/33                    30,000          30,593
Washington Mutual CMO,
   Ser 2003-AR3, Cl A1A
   1.675%, 04/25/33                    14,854          14,854
Wells Fargo Mortgage
   Backed Securities Trust,
   Ser 2001-31, Cl A2
   6.500%, 01/25/32                     2,137           2,165
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG IRA Capital Preservation Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------

Residential Mortgages -- continued
Wells Fargo Mortgage
   Backed Securities Trust,
   Ser 2001-32,  Cl A1
   6.500%, 01/25/32                   $ 2,515    $      2,517
                                                 ------------
Total Residential Mortgages (Cost $175,097)           176,134
                                                 ------------
--------------------------------------------------------------------------------
Asset-Backed Securities -- 43.0%
Auto & Transportation -- 6.3%
Aesop Funding II LLC,
   Ser 2002-1A, Cl A1
   3.850%, 10/20/06                     7,500           7,749
Associates Automobile Receivables Trust,
   Ser 2000-1, Cl A3
   7.300%, 01/15/04                       885             892
Capital One Auto Finance Trust,
   Ser 2002-A, Cl A4
   4.790%, 01/15/09                    10,000          10,562
Carmax Auto Owner Trust ABS,
   Ser 2002-2, Cl A4
   3.340%, 02/15/08                     5,000           5,139
Harley-Davidson Motorcycle Trust,
   Ser 2001-2, Cl A1
   3.770%, 04/17/06                     2,179           2,193
Navistar Financial Corp Owner Trust,
   Ser 2001-B,  Cl A4
   4.370%, 11/17/08                     4,597           4,774
Navistar Financial Corp Owner Trust,
   Ser 2002-B, Cl A4
   3.520%, 10/15/09                    13,000          13,215
Nissan Auto Lease Trust,
   Ser 2002-A, Cl A3B
   2.560%, 08/15/07                    10,000          10,137
Provident Auto Lease ABS Trust,
   Private Placement 144a,
   Ser 1999-1, Cl A2
   7.025%, 11/14/05                    10,239          10,876
Provident Auto Lease ABS Trust,
   Private Placement 144a,
   Ser 1999-1, Cl A3
   7.260%, 01/14/12                     9,913          10,197
                                                 ------------
                                                       75,734
--------------------------------------------------------------------------------
Boats -- 0.0%
CIT Marine Trust,
   Ser 1999-A, Cl A2
   5.800%, 04/15/10                       105             105
                                                 ------------
                                                          105
--------------------------------------------------------------------------------
Corporates/Yankees -- 0.7%
Chilquinta Energy, Private Placement 144a
   6.470%, 04/01/08                     1,300           1,436
Pemex Finance, Private Placement 144a,
   Ser 1A1, Cl A2
   6.300%, 05/15/10                     2,750           3,052
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Corporates/Yankees-- continued
Pemex Finance, Private Placement 144a,
   Ser 2A1, Cl A1
   6.125%, 11/15/03                 $   1,814   $       1,841
Pemex Finance, Ser 1A1, Cl A1
   5.720%, 11/15/03                     2,496           2,531
                                                 ------------
                                                        8,860
--------------------------------------------------------------------------------
Credit Card -- 5.8%
Arran Master Trust,
   Ser 2000-B, Cl A
   1.449%, 03/15/07                    19,000          19,058
Conseco Private Label Master Note Trust,
   Ser 2001-A, Cl A
   1.560%, 12/15/08                     3,113           2,984
Credipia, Private Placement 144a,
   Ser 2001-1A, Cl A
   1.840%, 12/28/07                    15,000          15,239
Keb Card International ABS Limited,
   Private Placement 144a,
   Ser 2002-1A, Cl 1
   1.800%, 02/28/09                    10,000          10,122
Providian Master Trust,
   Ser 2000-1, Cl A
   7.490%, 08/17/09                    21,000          22,196
                                                 ------------
                                                       69,599
--------------------------------------------------------------------------------
Equipment -- 6.7%
Aircraft Certificate Owner Trust ABS,
   Ser 2003-1A, Cl A
   2.860%, 03/20/08                    10,000          10,000
Aircraft Certificate Owner Trust ABS,
   Ser 2003-1A, Cl D
   6.405%, 09/20/16                    20,000          20,000
Bank of America Lease ABS,
   Ser 2002-A, Cl A4
   3.610%, 11/20/12                    10,200          10,369
CNH Equipment Trust,
   Ser 2000-A, Cl A4
   7.340%, 02/15/07                    15,297          15,805
CNH Equipment Trust,
   Ser 2002-A, Cl A4
   1.580%, 08/15/08                    10,000          10,065
DVI Receivables ABS,
   Ser 2002-2, Cl A3B
   3.600%, 09/12/10                    10,000          10,279
Railcar Leasing LLC,
   Private Placement 144a,
   Ser 1, Cl A1
   6.750%, 07/15/06                     3,633           3,861
                                                 ------------
                                                       80,379
--------------------------------------------------------------------------------
Home Equity Loans -- 19.1%
Ameriquest Mortgage Securities,
   Ser 2002-1, Cl AF5
   6.670%, 05/25/32                    10,000          10,671
Chase Funding Loan Aquisition Trust,
   Ser 2002-C1, Cl IA3
   5.353%, 09/25/26                    10,000          10,274
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG IRA Capital Preservation Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Home Equity Loans -- continued
Conseco Finance,
   Ser 2002-A, Cl A2
   4.690%, 08/15/21                   $ 4,211        $  4,223
Countrywide Home Loans CMO,
   Ser 2001-29, Cl A6
   6.500%, 02/25/32                    17,210          17,467
EQCC Trust, Ser 2002-1, Cl 2A
   1.605%, 11/25/31                    14,674          14,677
Fannie Mae Whole Loan,
   Ser 2002-W12, Cl AF4
   4.241%, 02/25/33                    19,000          19,359
Federal Home Loan
   Mortgage Corporation ABS,
   Ser T-49, Cl AF3
   3.410%, 12/25/32                    12,000          12,217
Federal Home Loan Mortgage
   Corporation ABS,
   Ser T-49, Cl AF4
   4.160%, 12/25/32                    10,000          10,291
Federal Home Loan Mortgage Corporation
   Structured Pass Through ABS,
   Ser 2002-5, Cl AF4
   5.184%, 11/25/32                    17,658          18,486
Federal National Mortgage Association,
   Ser 2002-W2, Cl AF5
   6.000%, 06/25/32                    10,000          10,765
Household Home Equity Loan Trust,
   Ser 2002-1, Cl A
   1.654%, 12/22/31                     6,873           6,879
Mellon Residential Funding,
   Ser 2001-HEIL, Cl A2
   5.565%, 06/25/09                       634             634
Residential Asset Mortgage Products ABS,
   Ser 2003-RS2, Cl AI3
   3.237%, 01/25/29                    10,900          10,937
Residential Asset Mortgage Products,
   Ser 2002-RS6, Cl AI5
   5.650%, 11/25/32                     7,630           7,750
Residential Asset Securities,
   Ser 2000-KS1, Cl AI4
   8.040%, 10/25/28                     8,815           9,170
Residential Asset Securities,
   Ser 2000-KS5, Cl AI3
   7.040%, 04/25/26                     1,733           1,738
Residential Asset Securities,
   Ser 2002-KS2, Cl AI5
   6.779%, 04/25/32                     8,000           8,744
Residential Asset Securities,
   Ser 2002-KS8, Cl A5
   5.690%, 12/25/32                     5,000           5,042
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Home Equity Loans -- continued
Residential Asset Securities,
   Ser 2003-KS2, Cl AI3
   2.660%, 10/25/28                  $  8,000    $      7,998
Saxon Asset Securities Trust,
   Ser 1999-3, Cl AF4
   7.550%, 10/25/26                       890             912
Southern Pacific Secured Asset,
   Ser 1997-3, Cl A5
   7.190%, 09/25/27                     6,833           7,031
The Money Store Home Equity Trust,
   Ser 1996-B, Cl A8
   7.910%, 05/15/24                     2,290           2,319
The Money Store Home Equity Trust,
   Ser 1996-D, Cl A8
   7.370%, 04/15/28                    17,814          18,139
The Money Store Home Equity Trust,
   Ser 1996-D, Cl A9
   7.000%, 04/15/28                     2,097           2,130
The Money Store Home Equity Trust,
   Ser 1998-A, Cl AF9
   6.400%, 04/15/39                    10,000          10,581
                                                 ------------
                                                      228,434
--------------------------------------------------------------------------------
Infrastructure-- 0.5%
California Infrastructure SCE-1,
   Ser 1997-1, Cl A7
   6.420%, 12/26/09                     4,025           4,531
Consumers Funding LLC,
   Ser 2001-1, Cl A1
   2.590%, 04/20/05                     1,420           1,421
                                                 ------------
                                                        5,952
--------------------------------------------------------------------------------
Manufactured Housing-- 0.3%
Lehman ABS Manufactured Housing Contract,
   Ser 2001-B Cl A6
   6.467%, 08/15/28                     3,500           3,353
Vanderbilt Mortgage Finance,
   Ser 1999-C, Cl 1A2
   7.090%, 11/07/13                       171             174
                                                 ------------
                                                        3,527
--------------------------------------------------------------------------------
Other -- 1.0%
New York City Tax Lien,
   Private Placement 144a,
   Ser 2001-AA, Cl A
   5.590%, 09/10/14                       846             891
New York City Tax Lien,
   Private Placement 144a,
   Ser 2002-AA, Cl A
   4.230%, 10/10/15                    10,638          10,611
                                                 ------------
                                                       11,502
--------------------------------------------------------------------------------

                                   PBHG Funds

                                              PBHG IRA Capital Preservation Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Recreational Vehicles-- 1.3%
CIT RV Trust ABS,
   Ser 1997-A, Cl A7
   6.400%, 08/15/13                $    5,000   $       5,320
Distribution Financial Services Trust,
   Ser 1999-1, Cl A4
   5.840%, 10/17/11                     3,658           3,691
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                     2,500           2,658
Distribution Financial Services Trust,
   Ser 2001-1, Cl A5
   6.190%, 11/15/22                     3,000           3,324
                                                 ------------
                                                       14,993
--------------------------------------------------------------------------------
Student Loans -- 1.3%
Sallie Mae Student Loan Trust,
   Ser 2003-1, Cl A5A
   2.250%, 12/15/32                    15,000          15,000
                                                 ------------
Total Asset-Backed Securities (Cost $506,224)         514,085
                                                 ------------
--------------------------------------------------------------------------------
Principal Only Certificates (PO)-- 0.1%
Bank of America Mortgage Securities,
   Ser 2001-H, Cl A2
   0.000%, 12/25/31                       536             524
Bank of America Mortgage Securities,
   Ser 2002-A, Cl A5
   0.000%, 02/25/32                     1,078           1,035
                                                 ------------
Total Principal Only Certificates
   (PO) (Cost $1,407)                                   1,559
                                                 ------------
--------------------------------------------------------------------------------
Interest Only STRIPS (IO)-- 3.8%
Asset Securitization Corporation,
   Ser 1997-D4, Cl PS1
   1.100%, 04/14/29                     85,874**        4,071
Banc of America Commercial Mortgage,
   Ser 2001-1, Cl X
   1.090%, 04/15/36                     14,739**          907
Bank of America-First Union National
   Bank Commercial Mortgage,
   Ser 2001-3, Cl XC
   0.780%, 04/11/37                     12,831**          681
DLJ Commercial Mortgage,
   Ser 1999-CG1, Cl S
   0.880%, 03/10/32                    114,347**        4,886
Federal Home Loan Mortgage Corporation
   2319 SD CMO
   6.020%, 05/15/31                      1,734**            7
Federal Home Loan Mortgage Corporation
   2410 MI CMO
   6.500%, 08/15/21                      6,533**           58
Federal Home Loan Mortgage Corporation
   2444 BI CMO
   6.500%, 01/15/22                      7,084**           92
Federal Home Loan Mortgage Corporation
   2500 PI CMO
   6.000%, 08/15/21                      9,537**          432
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------

Interest Only STRIPS (IO)-- continued
Federal National Mortgage Association,
   Ser 2002-18, Cl LI
   6.500%, 02/25/23                  $ 22,709**        $  340
Federal National Mortgage Association,
   Ser 2002-58, Cl VI
   6.000%, 11/25/27                     9,687**           737
First Union National Bank Commerical
   Mortgage, Private Placement 144a,
   Ser 2001-C3, Cl X1
   0.560%, 08/15/33                   267,559**         9,514
GMAC Commercial Mortgage Securities,
   Private Placement 144a,
   Ser 2002-C2, Cl X1
   0.400%, 10/15/38                   258,270**        10,559
GMAC Commercial Mortgage Securities,
   Ser 2002-C1, Cl X1
   0.530%, 11/15/39                    78,125**         2,744
LB Commercial Conduit Mortgage,
   Ser 1999-C1, Cl X
   0.680%, 06/15/31                    64,588**         1,982
LB Commercial Conduit Mortgage,
   Ser 1999-C2, Cl X
   0.660%, 10/15/32                   135,023**         4,587
LB-UBS Commercial Mortgage Trust,
   Ser 2002-C1, Cl XCL
   0.300%, 03/15/34                   132,022**         3,118
                                                 ------------
Total Interest Only STRIPS (IO) (Cost $47,395)         44,715
                                                 ------------
--------------------------------------------------------------------------------
Corporate Bonds -- 16.0%
American Airlines,
   Ser 2002-1
   1.910%, 09/23/07                    9,622            9,475
American West Airlines,
   Private Placement 144a
   7.100%, 04/02/21                    8,499            8,658
American West Airlines,
   Ser 1999-1
   7.930%, 01/02/19                    2,518            2,538
Continental Airlines,
   Ser 2002-1, Cl G1
   1.790%, 08/15/11                   13,877           13,625
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                   14,000           14,617
Delta Air Lines,
   Ser 2002-1
   6.718%, 01/02/23                   18,864           19,868
General Electric Capital
   Corporation MTN
   6.000%, 06/15/12                   20,000           21,810
Mashantucket Western Pequot Tribe,
   Private Placement 144a
   6.570%, 09/01/13                   14,145           15,789
Northwest Airlines,
   Ser 2000-1, Cl G
   8.072%, 04/01/21                    6,948            7,290
Northwest Airlines,
   Ser 2002-1, Cl G2
   6.264%, 11/20/21                   12,000           12,116
--------------------------------------------------------------------------------

            PBHG Funds

 PBHG IRA Capital Preservation Fund

Statement of Net Assets
--------------------------------------------------------------------------------
As of March 31, 2003

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
Oil International Limited,
   Private Placement 144a
   3.980%, 01/15/09                  $ 28,000     $    27,717
Pemex Finance Limited MBIA
   7.330%, 05/15/12                    13,425          15,657
PF Export Receivables Master Trust,
   Private Placement 144a
   6.600%, 12/01/11                     7,000           7,704
TIAA Global Markets
   4.125%, 11/15/07                     4,200           4,356
TIAA Global Markets,
   Private Placement 144a
   2.750%, 01/13/06                    10,000          10,103
                                                 ------------
Total Corporate Bond (Cost $188,088)                  191,323
                                                 ------------
--------------------------------------------------------------------------------
Treasury Notes -- 0.4%
U.S. Treasury Note
   4.375%, 05/15/07                     4,200           4,510
                                                 ------------
Total Treasury Notes (Cost $4,466)                      4,510
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreements -- 18.1%
Barclays
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $145,395,116
   (collateralized by U.S. Government
   Obligations: total market
   value $148,298,493)(A)(B)          145,390         145,390
UBS Warburg LLC
   1.30%, dated 03/31/03, matures
   04/01/03, repurchase price $70,507,521
   (collateralized by U.S. Government
   Obligations: total market
   value $71,917,133)(A)(B)            70,505          70,505
                                                 ------------
Total Repurchase Agreements (Cost $215,895)           215,895
                                                 ------------
Total Investments-- 118.8% (Cost $1,408,252)        1,419,843
                                                 ------------
--------------------------------------------------------------------------------
Wrapper Agreements -- (0.9)%
American International Group*+                         (1,119)
Bank of America*+                                      (4,439)
CDC Financial Products*+                               (4,504)
Royal Bank of Canada*+                                 (1,307)
                                                 ------------
Total Wrapper Agreements                              (11,369)
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (17.9)%
Payable for Administrative Fees                          (148)
Payable for Investment Advisory Fees                     (278)
Payable for Investment Securities Purchased          (237,136)
Payable for Wrapper Fees                                 (627)
Other Assets and Liabilities, Net                      24,818
                                                 ------------
Total Other Assets and Liabilities, Net              (213,371)
                                                 ------------
--------------------------------------------------------------------------------


Description                                          Value (000)
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 119,293,228 outstanding shares
   of common stock                                $ 1,193,673
Fund Shares of Advisor Class ($0.001 par value)
   based on 213,155 outstanding shares
   of common stock                                      2,132
Undistributed net investment income                     1,089
Accumulated net realized gain on investments            1,709
Unrealized appreciation on investments                 11,591
Unrealized depreciation on wrapper agreements         (15,091)
                                                 ------------
Total Net Assets-- 100.0%                          $1,195,103
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- PBHG Class
   ($1,192,970,659/119,293,228 shares)                 $10.00
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($2,132,252/213,155 shares)                         $10.00
                                                 ------------

* The Wrapper Agreements are designed to maintain the book value of a portion of the Fund's covered assets up to a specified maximum dollar amount upon the occurrence of certain specific events ("termination events"). Upon the occurrence of a termination event, the wrap provider will pay to the Fund the difference between the market value and the book value of the wrap if the market value is less than the book value. If the market value is greater than the book value of the wrap then the Fund will pay the wrap provider the difference. See Note 2.
** Notional Amount
 + Fair-valued security.
++ Security purchased on a when-issued basis. As of March 31, 2003, these securities amounted to $19,962,000, representing 1.7% of net assets.
144a -- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normaly to qualified institutional buyers.
At March 31, 2003, these securities amounted to a value of $158,170,000 representing 13.2% of net assets.
(A) -- Tri-party repurchase agreement
(B) -- Approximately $118,709,000 of the total Repurchase Agreements value is held in a segregated account maintained for liquidity purposes pursuant to the Wrapper Agreement as disclosed in Note 2.
ABS -- Asset-Backed Security
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
LLC -- Limited Liability Company
MBIA -- Municipal Bond Insurance Association
MTN -- Medium-Term Note
Plc -- Public Limited Company
Ser -- Series
STRIPS -- Separate Trading of Registered Interest and Principal Securities.
TBA -- Securities traded under delayed delivery commitments settling after March 31, 2003.
Income on these securities will not be earned until settle date.

The accompanying notes are an integral part of the financial statements.

                                   PBHG Funds

                                                         PBHG Cash Reserves Fund

                                                         Statement of Net Assets
--------------------------------------------------------------------------------
                                                            As of March 31, 2003

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Certificates of Deposit -- 13.4%
U.S. Bank NA - Cincinnati
   1.290%, 04/09/03                    $2,030   $       2,030
Canadian Imperial Bank NY
   1.260%, 06/04/03                     2,000           2,000
Royal Bank of Scotland
   1.210%, 05/09/03                     2,500           2,500
Svenska Handels NY
   1.285%, 04/15/03                     2,100           2,100
Toronto Dominion NY
   1.745%, 08/12/03                     1,000           1,001
Westdeutsche Lumdesbank
   1.350%, 01/27/04                     3,000           3,000
                                                 ------------
Total Certificates of Deposit (Cost $12,631)           12,631
                                                 ------------
--------------------------------------------------------------------------------
Commercial Paper -- 59.3%
Archer-Daniels - Midland
   1.250%, 06/10/03                     2,300           2,294
Clipper Receivables
   1.269%, 05/06/03                     2,000           1,998
Coca-Cola Enterprises
   1.228%, 04/09/03                     2,500           2,499
Corporate Asset Funding
   1.260%, 05/19/03                     2,000           1,997
Corporate Receivable
   1.280%, 04/08/03                     2,000           1,999
Delaware Funding
   1.280%, 04/22/03                     2,000           1,999
Diageo Capital Plc
   1.274%, 05/22/03(B)                  2,825           2,820
Edison Asset Securitization
   1.280%, 04/09/03                     2,000           1,999
Eureka Securitization
   1.270%, 05/21/03                     2,000           1,997
Falcon Asset Securitization
   1.270%, 05/08/03                     2,000           1,997
Galaxy Funding
   1.270%, 05/23/03                     2,000           1,996
General Electric Capital
   1.705%, 05/01/03                     2,000           1,997
   1.281%, 05/15/03                     1,800           1,797
Glaxo Smith Kline Plc
   1.280%, 04/02/03                     1,850           1,850
Goldman Sachs Group
   2.915%, 04/01/03                     2,000           2,000
Greyhawk Funding LLC
   1.270%, 05/28/03                     2,000           1,996
Harvard University
   1.282%, 04/10/03                     3,000           2,999
HBOs Treasury Services Plc
   1.280%, 04/24/03                     3,000           2,998
Morgan Stanley Dean Witter
   1.229%, 05/08/03                     2,000           1,997
Nationwide Building Society
   1.291%, 04/08/03                     3,000           2,999
Park Avenue Receivable
   1.280%, 04/07/03                     2,000           2,000
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Commercial Paper -- continued
Preferred Receivable Funding
   1.250%, 04/07/03                    $2,000    $      2,000
Societe Generale
   1.266%, 06/09/03                     3,000           2,993
Variable Funding Capital
   1.269%, 04/21/03                     1,857           1,856
Yale University
   1.221%, 06/13/03                     3,000           2,993
                                                 ------------
Total Commercial Paper (Cost $56,070)                  56,070
                                                 ------------
--------------------------------------------------------------------------------
U.S. Government Bonds -- 19.9%
Federal Home Loan Bank
   5.375%, 01/05/04                       800             824
   1.500%, 02/17/04                     2,000           2,000
Federal Home Loan Mortgage Corporation
   3.250%, 01/15/04                     3,000           3,040
   1.409%, 12/31/03                     2,000           1,979
   1.330%, 01/29/04                     2,000           1,978
   1.258%, 06/26/03                     2,000           1,994
   1.217%, 02/26/04                       500             494
Federal National Mortgage Association
   1.300%, 11/14/03                     2,500           2,476
   1.239%, 05/21/03 (B)                 4,000           3,993
                                                 ------------
Total U.S. Government Bonds (Cost $18,778)             18,778
                                                 ------------
--------------------------------------------------------------------------------
Repurchase Agreement -- 7.4%
UBS Warburg LLC
   1.36%, dated 03/31/03, matures
   04/01/03, repurchase price $7,000,264
   (collateralized by U.S. Government
   Obligations:  total market value
   $7,143,448)(A)                       7,000           7,000
                                                 ------------
Total Repurchase Agreement (Cost $7,000)                7,000
                                                 ------------
Total Investments-- 100.0% (Cost $94,479)              94,479
                                                 ------------
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.0)%
Payable for Administrative Fees                           (12)
Payable for Investment Advisory Fees                      (25)
Other Assets and Liabilities, Net                          17
                                                 ------------
Total Other Assets and Liabilities, Net                   (20)
                                                 ------------
--------------------------------------------------------------------------------
Net Assets:
Fund Shares of PBHG Class ($0.001 par value)
   based on 94,465,878 outstanding shares
   of common stock                                     94,468
Accumulated net realized loss on investments               (9)
                                                 ------------
Total Net Assets-- 100.0%                         $    94,459
                                                 ------------
Net Asset Value, Offering and Redemption
   Price Per Share-- PBHG Class                         $1.00
                                                 ------------

(A) -- Tri-party repurchase agreement
(B) -- Discount Note, rate reflected is the effective yield at the time of purchase.
LLC -- Limited Liability Company
Plc -- Public Limited Company

The accompanying notes are an integral part of the financial statements.

            PBHG Funds

                    [This page is intentionally left blank.]

     PBHG FUNDS
                                       STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
                                                                  March 31, 2003

                                                                  ------------
                                                                       PBHG
                                                                    CORE GROWTH
                                                                       FUND
                                                                  ------------

ASSETS:
     Investment Securities, at Cost 1                             $     28,520
                                                                  ------------
     Investment Securities, at Market Value 1                     $     32,201
     Dividends and Interest Receivable                                       9
     Receivable for Capital Shares Sold                                      2
     Receivable for Investment Securities Sold                           2,656
                                                                  ------------
     Total Assets                                                       34,868
                                                                  ------------
LIABILITIES:
     Payable for Administrative Fees                                         4
     Payable for Investment Advisory Fees                                   18
     Payable for Investment Securities Purchased                           363
     Payable for Capital Shares Redeemed                                     3
     Accrued Expenses                                                       19
                                                                  ------------
     Total Liabilities                                                     407
                                                                  ------------
NET ASSETS:
     Fund Shares of PBHG Class                                         110,379
     Accumulated Net Realized Loss on Investments                      (79,599)
     Net Unrealized Appreciation on Investments                          3,681
                                                                  ------------
     NET ASSETS                                                   $     34,461
                                                                  ------------
     Outstanding shares of beneficial
       interest-- PBHG Class 2                                       4,435,126
                                                                  ------------

     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- PBHG CLASS                                      $7.77
                                                                  ------------


1. Includes a repurchase agreement amounting to (000's) $4,257.
2. Par Value of $0.001. Shares have not been rounded.


The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS
STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Year Ended March 31, 2003

                                      -----------         --------              ------             ------            ---------
                                                            PBHG                                    PBHG               PBHG
                                         PBHG             EMERGING               PBHG               LARGE            LARGE CAP
                                      CORE GROWTH          GROWTH               GROWTH             CAP 20             GROWTH
                                         FUND               FUND                 FUND               FUND               FUND
                                      -----------         --------              ------             ------            ---------
                                        4/1/02             4/1/02               4/1/02             4/1/02             4/1/02
                                          to                 to                   to                 to                 to
                                        3/31/03            3/31/03              3/31/03            3/31/03            3/31/03
                                      -----------         --------              ------             ------            ---------

INVESTMENT INCOME:
     Dividends                         $     87           $      37           $   2,302          $   1,239          $   1,112
     Interest                                58                 222               1,973                531                207
     Less: Foreign Taxes Withheld            --                  --                  --                 --                 (1)
                                       --------           ---------           ---------          ---------          ---------
       Total Investment Income              145                 259               4,275              1,770              1,318
                                       --------           ---------           ---------          ---------          ---------
EXPENSES:
     Investment Advisory Fees               341               2,147              12,247              2,042              1,480
     Transfer Agent Fees                    202               1,091               4,513                879                635
     Administrative Fees                     60                 379               2,161                361                296
     Printing Fees                           22                 152                 784                146                114
     Registration and Filing Fees            15                  38                  63                 31                 28
     Custodian Fees                           8                  17                  57                 12                 10
     Professional Fees                        6                  36                 241                 34                 29
     Line of Credit Fees                      3                  19                  98                 16                 13
     Distribution Fees 1                     --                  --                  98                 --                  1
     Directors' Fees                          1                   7                  43                  7                  6
     Website Fees                             3                  17                 104                 18                 15
     Miscellaneous Fees                       1                   4                  77                  8                  6
                                       --------           ---------           ---------          ---------          ---------
         TOTAL EXPENSES                     662               3,907              20,486              3,554              2,633
                                       --------           ---------           ---------          ---------          ---------
     Waiver of Investment
       Advisory Fees                        (57)                 --                  --                 --                 --
     Expense Reduction 2                     (3)                 (8)                (28)                (9)                (4)
                                       --------           ---------           ---------          ---------          ---------
         Net Expenses                       602               3,899              20,458              3,545              2,629
                                       --------           ---------           ---------          ---------          ---------
     NET INVESTMENT INCOME (LOSS)          (457)             (3,640)            (16,183)            (1,775)            (1,311)
                                       --------           ---------           ---------          ---------          ---------
     Net Realized Gain (Loss) from
       Security Transactions             (9,040)           (118,286)           (313,333)           (72,426)           (52,612)
     Net Change in Unrealized
       Depreciation on Investments       (2,549)            (52,903)           (162,625)            (4,436)            (4,750)
                                       --------           ---------           ---------          ---------          ---------
     NET REALIZED AND UNREALIZED
       LOSS ON INVESTMENTS              (11,589)           (171,189)           (475,958)           (76,862)           (57,362)
                                       --------           ---------           ---------          ---------          ---------
     DECREASE IN NET ASSETS
       RESULTING FROM OPERATIONS       $(12,046)          $(174,829)          $(492,141)         $ (78,637)         $ (58,673)
                                       --------           ---------           ---------          ---------          ---------

                                   PBHG FUNDS

                                        -------        -------------         ------           -------------           -------
                                                           PBHG               PBHG                                     PBHG
                                         PBHG               NEW              SELECT               PBHG                FOCUSED
                                        LIMITED        OPPORTUNITIES         EQUITY           CLIPPER FOCUS            VALUE
                                         FUND              FUND               FUND                FUND                 FUND
                                        -------        -------------         ------           -------------           -------
                                        4/1/02            4/1/02             4/1/02              4/1/02               4/1/02
                                          to                to                 to                  to                   to
                                        3/31/03           3/31/03            3/31/03             3/31/03              3/31/03
                                        -------        -------------         ------           -------------           -------

INVESTMENT INCOME:
     Dividends                        $       6          $      2          $     494           $  15,152              $   348
     Interest                                64               188                989                 400                   19
     Less: Foreign Taxes Withheld            --                --                 (4)                 --                   (1)
                                      ---------          --------          ---------           ---------              -------
       Total Investment Income               70               190              1,479              15,552                  366
                                      ---------          --------          ---------           ---------              -------
EXPENSES:
     Investment Advisory Fees               474               337              2,383               6,351                  244
     Transfer Agent Fees                    116                77              1,190               1,696                   96
     Administrative Fees                     71                51                421                 953                   43
     Printing Fees                           20                12                227                 291                   16
     Registration and Filing Fees            14                14                 22                  56                   16
     Custodian Fees                          12                 8                 15                  21                    6
     Professional Fees                        9                 6                 40                 111                    5
     Line of Credit Fees                      3                 2                 19                  42                    2
     Distribution Fees 1                     --                --                 --                  --                   --
     Directors' Fees                          1                 1                  9                  19                    1
     Website Fees                             3                 2                 20                  57                    2
     Miscellaneous Fees                       2                 1                 10                  21                    1
                                      ---------          --------          ---------           ---------              -------
         TOTAL EXPENSES                     725               511              4,356               9,618                  432
                                      ---------          --------          ---------           ---------              -------
     Waiver of Investment
       Advisory Fees                        (13)               (5)                --                (411)                  --
     Expense Reduction 2                     (1)               (1)               (13)                 (2)                  (1)
                                      ---------          --------          ---------           ---------              -------
         Net Expenses                       711               505              4,343               9,205                  431
                                      ---------          --------          ---------           ---------              -------
     NET INVESTMENT INCOME (LOSS)          (641)             (315)            (2,864)              6,347                  (65)
                                      ---------          --------          ---------           ---------              -------
     Net Realized Gain (Loss) from
       Security Transactions            (15,280)           (8,567)          (104,559)              1,483               (6,905)
     Net Change in Unrealized
       Depreciation on Investments      (13,218)           (4,414)           (11,265)           (213,052)              (2,445)
                                      ---------          --------          ---------           ---------              -------
     NET REALIZED AND UNREALIZED
       LOSS ON INVESTMENTS              (28,498)          (12,981)          (115,824)           (211,569)              (9,350)
                                      ---------          --------          ---------           ---------              -------
     DECREASE IN NET ASSETS
       RESULTING FROM OPERATIONS      $ (29,139)         $(13,296)         $(118,688)          $(205,222)             $(9,415)
                                      ---------          --------          ---------           ---------              -------



1. All distribution fees are incurred in the Advisor Class. Currently, the PBHG Growth, PBHG Large Cap 20, and PBHG Large Cap Growth Funds offer Advisor Class Shares. Distribution Fees incurred for the year ended March 31, 2003, were as follows: $97,900, $142, and $666, respectively.

2. All expense reductions are for transfer agent expenses.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS
STATEMENTS OF OPERATIONS (000)
-------------------------------------------------------------------------------
For the Year Ended March 31, 2003


                                          ---------           -------           ---------         ------------           ------

                                            PBHG               PBHG               PBHG                PBHG
                                          LARGE CAP           MID-CAP           SMALL CAP          DISCIPLINED            PBHG
                                            VALUE              VALUE              VALUE              EQUITY               REIT
                                            FUND               FUND               FUND                FUND                FUND
                                          ---------           -------           ---------         ------------           ------
                                           4/1/02             4/1/02             4/1/02              4/1/02              4/1/02
                                             to                 to                 to                  to                  to
                                           3/31/03            3/31/03            3/31/03             3/31/03             3/31/03
                                          ---------           -------           ---------         ------------           ------

INVESTMENT INCOME:
     Dividends                           $   8,587           $  3,491           $  1,022            $  1,204          $   4,358
     Interest                                  178                231                 78                  17                 25
     Crediting Rate Interest 1                  --                 --                 --                  --                 --
     Less: Foreign Taxes
       Withheld                                (43)                (3)                (1)                 --                 (2)
                                         ---------           --------           --------            --------          ---------
       Total Investment
         Income                              8,722              3,719              1,099               1,221              4,381
                                         ---------           --------           --------            --------          ---------
EXPENSES:
     Investment Advisory Fees                2,373              2,964              1,649                 471                795
     Transfer Agent Fees                     1,055                987                522                 201                167
     Administrative Fees                       548                523                247                 101                140
     Printing Fees                             211                179                 89                  42                 57
     Registration and
       Filing Fees                              55                 69                 29                  19                 24
     Custodian Fees                             15                 15                 19                  17                 15
     Professional Fees                          57                 55                 23                  11                 16
     Line of Credit Fees                        25                 25                 12                   5                  8
     Distribution Fees 2                         1                  1                  1                  --                 42
     Directors' Fees                            11                 12                  5                   2                  3
     Wrapper Fees 1                             --                 --                 --                  --                 --
     Website Fees                               28                 27                 13                   6                  8
     Miscellaneous Fees                         21                 10                  6                   6                  4
                                         ---------           --------           --------            --------          ---------
           TOTAL EXPENSES                    4,400              4,867              2,615                 881              1,279
                                         ---------           --------           --------            --------          ---------
     Waiver of Investment
       Advisory Fees                            --                 --               (139)                (78)               (51)
     Expense Reduction 3                        (4)                (4)                (2)                 --                 (1)
                                         ---------           --------           --------            --------          ---------
            Net Expenses                     4,396              4,863              2,474                 803              1,227
                                         ---------           --------           --------            --------          ---------
     NET INVESTMENT
       INCOME (LOSS)                         4,326             (1,144)            (1,375)                418              3,154
                                         ---------           --------           --------            --------          ---------
     Net Realized Gain (Loss) from
       Security Transactions              (114,068)           (43,925)           (49,707)            (19,679)               333
     Net Realized Loss on Futures               --                 --                 --              (1,089)                --
     Net Realized Loss on Foreign
       Currency Transactions                    --                 --                 --                  --                 --
     Net Change in Unrealized
       Appreciation (Depreciation)
       on Investments                      (22,847)           (52,527)           (37,607)             (5,980)           (10,863)
     Net Change in Unrealized
       Depreciation on Futures                  --                 --                 --                 (34)                --
     Net Change in Unrealized
       Depreciation on Wrapper
       Agreements 1                             --                 --                 --                  --                 --
                                         ---------           --------           --------            --------          ---------
     NET REALIZED AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS,
       FOREIGN CURRENCY
       TRANSACTIONS, AND
       WRAPPER AGREEMENTS                 (136,915)           (96,452)           (87,314)            (26,782)           (10,530)
                                         ---------           --------           --------            --------          ---------
     INCREASE (DECREASE)
       IN NET ASSETS RESULTING
       FROM OPERATIONS                   $(132,589)          $(97,596)          $(88,689)           $(26,364)         $  (7,376)
                                         ---------           --------           --------            --------          ---------

                                   PBHG FUNDS

                                          ---------               --------------               ------------               --------
                                            PBHG
                                          STRATEGIC                    PBHG                        PBHG                     PBHG
                                            SMALL                  TECHNOLOGY &                 IRA CAPITAL                 CASH
                                           COMPANY                COMMUNICATIONS               PRESERVATION               RESERVES
                                            FUND                       FUND                        FUND                     FUND
                                          ---------               --------------               ------------               --------
                                           4/1/02                     4/1/02                      4/1/02                   4/1/02
                                             to                         to                          to                       to
                                           3/31/03                    3/31/03                     3/31/03                  3/31/03
                                          ---------               --------------               ------------               --------

INVESTMENT INCOME:
     Dividends                            $    209                  $     558                    $    --                  $    --
     Interest                                   65                        422                     38,630                    1,760
     Crediting Rate Interest 1                  --                         --                      2,639                       --
     Less: Foreign Taxes
       Withheld                                 --                        (23)                        --                       --
                                          --------                  ---------                    -------                  -------
       Total Investment
         Income                                274                        957                     41,269                    1,760
                                          --------                  ---------                    -------                  -------
EXPENSES:
     Investment Advisory Fees                  674                      2,786                      5,325                      314
     Transfer Agent Fees                       177                      1,761                      2,512                      213
     Administrative Fees                       101                        492                      1,331                      157
     Printing Fees                              31                        382                        313                       46
     Registration and
       Filing Fees                              22                         39                         79                       17
     Custodian Fees                             25                         13                         32                        9
     Professional Fees                          10                         51                        167                       16
     Line of Credit Fees                         4                         23                         57                       --
     Distribution Fees 2                        --                         19                          1                       --
     Directors' Fees                             2                         10                         26                        3
     Wrapper Fees 1                             --                         --                      1,924                       --
     Website Fees                                5                         24                         68                        7
     Miscellaneous Fees                          4                         10                         28                       --
                                          --------                  ---------                    -------                  -------
           TOTAL EXPENSES                    1,055                      5,610                     11,863                      782
                                          --------                  ---------                    -------                  -------
     Waiver of Investment
       Advisory Fees                           (43)                        --                     (2,989)                      --
     Expense Reduction 3                        (1)                       (26)                        --                       (3)
                                          --------                  ---------                    -------                  -------
            Net Expenses                     1,011                      5,584                      8,874                      779
                                          --------                  ---------                    -------                  -------
     NET INVESTMENT
       INCOME (LOSS)                          (737)                    (4,627)                    32,395                      981
                                          --------                  ---------                    -------                  -------
     Net Realized Gain (Loss) from
       Security Transactions               (19,226)                  (354,056)                     7,963                       --
     Net Realized Loss on Futures               --                         --                         --                       --
     Net Realized Loss on Foreign
       Currency Transactions                    --                         (1)                        --                       --
     Net Change in Unrealized
       Appreciation (Depreciation)
       on Investments                      (11,742)                    71,099                     14,062                       --
     Net Change in Unrealized
       Depreciation on Futures                  --                         --                         --                       --
     Net Change in Unrealized
       Depreciation on Wrapper
       Agreements 1                             --                         --                    (16,871)                      --
                                          --------                  ---------                    -------                  -------
     NET REALIZED AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS,
       FOREIGN CURRENCY
       TRANSACTIONS, AND
       WRAPPER AGREEMENTS                  (30,968)                  (282,958)                     5,154                       --
                                          --------                  ---------                    -------                  -------
     INCREASE (DECREASE)
       IN NET ASSETS RESULTING
       FROM OPERATIONS                    $(31,705)                 $(287,585)                   $37,549                  $   981
                                          --------                  ---------                    -------                  -------

1. See Note 2 in the Notes to Financial Statements.
2. All distribution fees are incurred in the Advisor Class. Currently, the PBHG Large Cap Value, PBHG Mid-Cap Value, PBHG Small Cap Value, PBHG REIT, PBHG Strategic Small Company, PBHG Technology & Communications and PBHGIRA Capital Preservation Funds offer Advisor Class Shares. Distribution Fees incurred for the year ended March 31, 2003, were as follows: $456, $1,401, $566, $42,362,
   $454, $18,881, and $1,179, respectively.
3. All expense reductions are for transfer agent expenses.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------


                                                         -------------------------            ----------------------------
                                                                   PBHG                                  PBHG
                                                                CORE GROWTH                         EMERGING GROWTH
                                                                   FUND                                  FUND
                                                         -------------------------            ----------------------------
                                                          4/1/02           4/1/01             4/1/02               4/1/01
                                                            to               to                 to                   to
                                                          3/31/03          3/31/02            3/31/03              3/31/02
                                                         --------          -------            -------              -------

INVESTMENT ACTIVITIES:
   Net Investment Loss                                 $     (457)       $     (747)         $   (3,640)        $     (5,529)
   Net Realized Loss from
     Security Transactions                                 (9,040)          (28,193)           (118,286)            (178,897)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                                        (2,549)           26,138             (52,903)             151,287
                                                       ----------        ----------          ----------         ------------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                      (12,046)           (2,802)           (174,829)             (33,139)
                                                       ----------        ----------          ----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions
     PBHG Class                                                --                --                  --                   --
                                                       ----------        ----------          ----------         ------------
   Total Distributions                                         --                --                  --                   --
                                                       ----------        ----------          ----------         ------------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                            9,394           105,308             181,247            2,503,165
   Shares Issued upon Reinvestment
     of Distributions                                          --                --                  --                   --
   Shares Redeemed                                        (16,401)         (112,351)           (213,119)          (2,600,159)
                                                       ----------        ----------          ----------         ------------
   Total PBHG Class Transactions                           (7,007)           (7,043)            (31,872)             (96,994)
                                                       ----------        ----------          ----------         ------------
   Advisor Class
   Shares Issued                                               --                --                  --                   --
   Shares Redeemed                                             --                --                  --                   --
                                                       ----------        ----------          ----------         ------------
   Total Advisor Class Transactions                            --                --                  --                   --
                                                       ----------        ----------          ----------         ------------
   Decrease in Net Assets Derived
     from Capital Share Transactions                       (7,007)           (7,043)            (31,872)             (96,994)
                                                       ----------        ----------          ----------         ------------
   Total Decrease in Net Assets                           (19,053)           (9,845)           (206,701)            (130,133)
                                                       ----------        ----------          ----------         ------------
NET ASSETS:
   Beginning of Period                                     53,514            63,359             408,161              538,294
                                                       ----------        ----------          ----------         ------------
   End of Period                                       $   34,461        $   53,514          $  201,460         $    408,161
                                                       ==========        ==========          ==========         ============
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                            1,112             9,143              19,136              144,194
   Shares Issued upon Reinvestment
     of Distributions                                          --                --                  --                   --
   Shares Redeemed                                         (1,949)           (9,791)            (22,445)            (149,231)
                                                       ----------        ----------          ----------         ------------
   Total PBHG Class Share Transactions                       (837)             (648)             (3,309)              (5,037)
                                                       ----------        ----------          ----------         ------------
   Advisor Class
   Shares Issued                                               --                --                  --                   --
   Shares Redeemed                                             --                --                  --                   --
                                                       ----------        ----------          ----------         ------------
   Total Advisor Class Share Transactions                      --                --                  --                   --
                                                       ----------        ----------          ----------         ------------
   Net Decrease in Shares Outstanding                        (837)             (648)             (3,309)              (5,037)
                                                       ==========        ==========          ==========         ============






                                                 -----------------------------                --------------------------------
                                                            PBHG                                          PBHG
                                                           GROWTH                                     LARGE CAP 20
                                                            FUND                                          FUND
                                                 -----------------------------                --------------------------------
                                                 4/1/02                4/1/01                 4/1/02                   4/1/01
                                                   to                    to                     to                       to
                                                 3/31/03               3/31/02                3/31/03                  3/31/02
                                                 -------               -------                -------                  -------

INVESTMENT ACTIVITIES:
   Net Investment Loss                         $  (16,183)          $     (24,768)         $    (1,775)            $     (2,816)
   Net Realized Loss from
     Security Transactions                       (313,333)               (633,241)             (72,426)                (168,552)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                              (162,625)                502,772               (4,436)                 103,904
                                               ----------           -------------          -----------             ------------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                             (492,141)               (155,237)             (78,637)                 (67,464)
                                               ----------           -------------          -----------             ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions
     PBHG Class                                        --                      --                   --                       --
                                               ----------           -------------          -----------             ------------
   Total Distributions                                 --                      --                   --                       --
                                               ----------           -------------          -----------             ------------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                  169,813              16,862,245               21,059                  185,342
   Shares Issued upon Reinvestment
     of Distributions                                  --                      --                   --                       --
   Shares Redeemed                               (497,224)            (17,674,625)             (66,359)                (286,695)
                                               ----------           -------------          -----------             ------------
   Total PBHG Class Transactions                 (327,411)               (812,380)             (45,300)                (101,353)
                                               ----------           -------------          -----------             ------------
   Advisor Class
   Shares Issued                                    6,295                  28,200                  165                       --
   Shares Redeemed                                 (9,918)                (37,407)                (148)                      --
                                               ----------           -------------          -----------             ------------
   Total Advisor Class Transactions                (3,623)                 (9,207)                  17                       --
                                               ----------           -------------          -----------             ------------
   Decrease in Net Assets Derived
     from Capital Share Transactions             (331,034)               (821,587)             (45,283)                (101,353)
                                               ----------           -------------          -----------             ------------
   Total Decrease in Net Assets                  (823,175)               (976,824)            (123,920)                (168,817)
                                               ----------           -------------          -----------             ------------
NET ASSETS:
   Beginning of Period                          1,975,681               2,952,505              333,175                  501,992
                                               ----------           -------------          -----------             ------------
   End of Period                               $1,152,506           $   1,975,681          $   209,255             $    333,175
                                               ==========           =============          ===========             ============
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                   10,894                 760,668                1,760                   10,349
   Shares Issued upon Reinvestment
     of Distributions                                  --                      --                   --                       --
   Shares Redeemed                                (32,046)               (791,641)              (5,325)                 (16,541)
                                               ----------           -------------          -----------             ------------
   Total PBHG Class Share Transactions            (21,152)                (30,973)              (3,565)                  (6,192)
                                               ----------           -------------          -----------             ------------
   Advisor Class
   Shares Issued                                      427                   1,258                   15                       --
   Shares Redeemed                                   (659)                 (1,802)                 (13)                      --
                                               ----------           -------------          -----------             ------------
   Total Advisor Class Share Transactions            (232)                   (544)                   2                       --
                                               ----------           -------------          -----------             ------------
   Net Decrease in Shares Outstanding             (21,384)                (31,517)              (3,563)                  (6,192)
                                               ==========           =============          ===========             ============


                                   PBHG FUNDS



                                                     ---------------------------               ---------------------------
                                                               PBHG                                       PBHG
                                                         LARGE CAP GROWTH                                LIMITED
                                                               FUND                                       FUND
                                                     ---------------------------               ---------------------------
                                                     4/1/02              4/1/01                4/1/02              4/1/01
                                                       to                  to                    to                  to
                                                     3/31/03             3/31/02               3/31/03             3/31/02
                                                     -------             -------               -------             -------

INVESTMENT ACTIVITIES:
   Net Investment Loss                              $ (1,311)          $     (1,929)         $      (641)        $     (826)
   Net Realized Loss from
     Security Transactions                           (52,612)               (74,233)             (15,280)            (7,211)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                                   (4,750)                29,478              (13,218)             8,780
                                                    --------           ------------          -----------         ----------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                 (58,673)               (46,684)             (29,139)               743
                                                    --------           ------------          -----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions
     PBHG Class                                           --                     --                   --             (1,125)
                                                    --------           ------------          -----------         ----------
   Total Distributions                                    --                     --                   --             (1,125)
                                                    --------           ------------          -----------         ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                      42,584              1,023,132                1,534              6,350
   Shares Issued upon Reinvestment
     of Distributions                                     --                     --                   --              1,083
   Shares Redeemed                                   (69,293)            (1,045,855)              (9,848)           (10,480)
                                                    --------           ------------          -----------         ----------
   Total PBHG Class Transactions                     (26,709)               (22,723)              (8,314)            (3,047)
                                                    --------           ------------          -----------         ----------
   Advisor Class
   Shares Issued                                         523                     92                   --                 --
   Shares Redeemed                                      (125)                    --                   --                 --
                                                    --------           ------------          -----------         ----------
   Total Advisor Class Transactions                      398                     92                   --                 --
                                                    --------           ------------          -----------         ----------
   Decrease in Net Assets Derived
     from Capital Share Transactions                 (26,311)               (22,631)              (8,314)            (3,047)
                                                    --------           ------------          -----------         ----------
   Total Decrease in Net Assets                      (84,984)               (69,315)             (37,453)            (3,429)
                                                    --------           ------------          -----------         ----------
NET ASSETS:
   Beginning of Period                               258,453                327,768               74,076             77,505
                                                    --------           ------------          -----------         ----------
   End of Period                                    $173,469           $    258,453          $    36,623         $   74,076
                                                    ========           ============          ===========         ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                       2,617                 48,686                  246                610
   Shares Issued upon Reinvestment
     of Distributions                                     --                     --                   --                107
   Shares Redeemed                                    (4,295)               (49,868)              (1,574)            (1,062)
                                                    --------           ------------          -----------         ----------
   Total PBHG Class Share Transactions                (1,678)                (1,182)              (1,328)              (345)
                                                    --------           ------------          -----------         ----------
   Advisor Class
   Shares Issued                                          33                      5                   --                 --
   Shares Redeemed                                        (8)                    --                   --                 --
                                                    --------           ------------          -----------         ----------
   Total Advisor Class Share Transactions                 25                      5                   --                 --
                                                    --------           ------------          -----------         ----------
   Net Decrease in Shares Outstanding                 (1,653)                (1,177)              (1,328)              (345)
                                                    ========           ============          ===========         ==========






                                                           ---------------------------
                                                                      PBHG
                                                                NEW OPPORTUNITIES
                                                                      FUND
                                                           ---------------------------
                                                           4/1/02              4/1/01
                                                             to                  to
                                                           3/31/03             3/31/02
                                                           -------             -------

INVESTMENT ACTIVITIES:
   Net Investment Loss                                   $      (315)        $      (624)
   Net Realized Loss from
     Security Transactions                                    (8,567)            (17,920)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                                           (4,414)             14,804
                                                         -----------         -----------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                         (13,296)             (3,740)
                                                         -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions
     PBHG Class                                                   --                  --
                                                         -----------         -----------
   Total Distributions                                            --                  --
                                                         -----------         -----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                               3,931               9,132
   Shares Issued upon Reinvestment
     of Distributions                                             --                  --
   Shares Redeemed                                           (10,932)            (22,936)
                                                         -----------         -----------
   Total PBHG Class Transactions                              (7,001)            (13,804)
                                                         -----------         -----------
   Advisor Class
   Shares Issued                                                  --                  --
   Shares Redeemed                                                --                  --
                                                         -----------         -----------
   Total Advisor Class Transactions                               --                  --
                                                         -----------         -----------
   Decrease in Net Assets Derived
     from Capital Share Transactions                          (7,001)            (13,804)
                                                         -----------         -----------
   Total Decrease in Net Assets                              (20,297)            (17,544)
                                                         -----------         -----------
NET ASSETS:
   Beginning of Period                                        47,813              65,357
                                                         -----------         -----------
   End of Period                                         $    27,516         $    47,813
                                                         ===========         ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                 196                 333
   Shares Issued upon Reinvestment
     of Distributions                                             --                  --
   Shares Redeemed                                              (526)               (856)
                                                         -----------         -----------
   Total PBHG Class Share Transactions                          (330)               (523)
                                                         -----------         -----------
   Advisor Class
   Shares Issued                                                  --                  --
   Shares Redeemed                                                --                  --
                                                         -----------         -----------
   Total Advisor Class Share Transactions                         --                  --
                                                         -----------         -----------
   Net Decrease in Shares Outstanding                           (330)               (523)
                                                         ===========         ===========



Amounts designated as "--" are either $0 or have been rounded to $0.

            PBHG FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000) -- Continued
--------------------------------------------------------------------------------



                                               ---------------------------         --------------------------------------------
                                                         PBHG                                         PBHG
                                                     SELECT EQUITY                                CLIPPER FOCUS
                                                         FUND                                         FUND1
                                               ---------------------------         --------------------------------------------

                                                4/1/02           4/1/01             4/1/02         5/1/01              5/1/00
                                                  to               to                 to             to                  to
                                                3/31/03          3/31/02            3/31/03        3/31/02             4/30/01
                                                -------          --------           -------        -------             -------


INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)             $    (2,864)      $    (5,253)      $    6,347         $   3,642           $  2,308
   Net Realized Gain (Loss) from
     Security Transactions                     (104,559)         (342,434)           1,483            22,402             28,312
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                             (11,265)          270,414         (213,052)           31,830             26,603
                                            -----------       -----------        ---------         ---------           --------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                           (118,688)          (77,273)        (205,222)           57,874             57,223
                                            -----------       -----------        ---------         ---------           --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                      --                --           (6,548)           (2,442)            (2,434)
     Advisor Class                                   --                --               --                --                 --
   Net Realized Gains from
     Security Transactions
     PBHG Class                                      --                --          (10,728)          (37,316)            (6,491)
                                            -----------       -----------        ---------         ---------           --------
   Total Distributions                               --                --          (17,276)          (39,758)            (8,925)
                                            -----------       -----------        ---------         ---------           --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                 23,389         1,790,443          784,572           506,039            401,377
   Shares Issued upon Reinvestment
     of Distributions                                --                --           16,574            39,220              8,341
   Shares Redeemed                              (92,708)       (1,962,587)        (552,875)         (213,709)          (270,173)
                                            -----------       -----------        ---------         ---------           --------
   Total PBHG Class Transactions                (69,319)         (172,144)         248,271           331,550            139,545
                                            -----------       -----------        ---------         ---------           --------
   Advisor Class
   Shares Issued                                     --                --               --                --                 --
   Shares Issued upon Reinvestment
     of Distributions                                --                --               --                --                 --
   Shares Redeemed                                   --                --               --                --                 --
                                            -----------       -----------        ---------         ---------           --------
   Total Advisor Class Transactions                  --                --               --                --                 --
                                            -----------       -----------        ---------         ---------           --------
   Increase (Decrease) in Net Assets
     Derived from Capital
     Share Transactions                         (69,319)         (172,144)         248,271           331,550            139,545
                                            -----------       -----------        ---------         ---------           --------
   Total Increase (Decrease)
     in Net Assets                             (188,007)         (249,417)          25,773           349,666            187,843
                                            -----------       -----------        ---------         ---------           --------
NET ASSETS:
   Beginning of Period                          413,134           662,551          621,735           272,069             84,226
                                            -----------       -----------        ---------         ---------           --------
   End of Period                            $   225,127       $   413,134        $ 647,508         $ 621,735           $272,069
                                            ===========       ===========        =========         =========           ========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                  1,309            69,120           55,711            31,778             27,255
   Shares Issued upon Reinvestment
     of Distributions                                --                --            1,243             2,660                573
   Shares Redeemed                               (5,149)          (75,883)         (40,163)          (13,627)           (18,486)
                                            -----------       -----------        ---------         ---------           --------
   Total PBHG Class Share Transactions           (3,840)           (6,763)          16,791            20,811              9,342
                                            -----------       -----------        ---------         ---------           --------
   Advisor Class
   Shares Issued                                     --                --               --                --                 --
   Shares Redeemed                                   --                --               --                --                 --
                                            -----------       -----------        ---------         ---------           --------
   Total Advisor Class
     Share Transactions                              --                --               --                --                 --
                                            -----------       -----------        ---------         ---------           --------
   Net Increase (Decrease) in
     Shares Outstanding                          (3,840)           (6,763)          16,791            20,811              9,342
                                            ===========       ===========        =========         =========           ========

                                   PBHG FUNDS


                                                --------------------------------          --------------------------------
                                                             PBHG                                     PBHG
                                                         FOCUSED VALUE                           LARGE CAP VALUE
                                                             FUND                                     FUND
                                                --------------------------------          --------------------------------

                                                 4/1/02                 4/1/01             4/1/02               4/1/01
                                                   to                     to                 to                   to
                                                 3/31/03                3/31/02            3/31/03              3/31/02
                                                 -------                -------            -------              -------


INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                   $     (65)         $   (141)            $   4,326           $   1,294
   Net Realized Gain (Loss) from
     Security Transactions                           (6,905)           (3,129)             (114,068)            (43,701)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                                  (2,445)             (746)              (22,847)             12,994
                                                  ---------          --------             ---------           ---------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                 (9,415)           (4,016)             (132,589)            (29,413)
                                                  ---------          --------             ---------           ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                          --              (166)               (4,658)               (998)
     Advisor Class                                       --                --                    (2)                 --
   Net Realized Gains from
     Security Transactions
     PBHG Class                                          --              (225)                   --                  --
                                                  ---------          --------             ---------           ---------
   Total Distributions                                   --              (391)               (4,660)               (998)
                                                  ---------          --------             ---------           ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                     11,611            45,511               129,629             592,134
   Shares Issued upon Reinvestment
     of Distributions                                    --               365                 4,195                 886
   Shares Redeemed                                  (13,578)          (65,518)             (236,876)           (463,795)
                                                  ---------          --------             ---------           ---------
   Total PBHG Class Transactions                     (1,967)          (19,642)             (103,052)            129,225
                                                  ---------          --------             ---------           ---------
   Advisor Class
   Shares Issued                                         --                --                   596                 116
   Shares Issued upon Reinvestment
     of Distributions                                    --                --                     2                  --
   Shares Redeemed                                       --                --                  (288)                (13)
                                                  ---------          --------             ---------           ---------
   Total Advisor Class Transactions                      --                --                   310                 103
                                                  ---------          --------             ---------           ---------
   Increase (Decrease) in Net Assets
     Derived from Capital
     Share Transactions                              (1,967)          (19,642)             (102,742)            129,328
                                                  ---------          --------             ---------           ---------
   Total Increase (Decrease)
     in Net Assets                                  (11,382)          (24,049)             (239,991)             98,917
                                                  ---------          --------             ---------           ---------
NET ASSETS:
   Beginning of Period                               34,675            58,724               524,431             425,514
                                                  ---------          --------             ---------           ---------
   End of Period                                  $  23,293          $ 34,675             $ 284,440           $ 524,431
                                                  =========          ========             =========           =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                        795             2,549                11,561              42,144
   Shares Issued upon Reinvestment
     of Distributions                                    --                21                   410                  65
   Shares Redeemed                                     (995)           (3,804)              (21,394)            (33,511)
                                                  ---------          --------             ---------           ---------
   Total PBHG Class Share Transactions                 (200)           (1,234)               (9,423)              8,698
                                                  ---------          --------             ---------           ---------
   Advisor Class
   Shares Issued                                         --                --                    60                   9
   Shares Redeemed                                       --                --                   (27)                 (1)
                                                  ---------          --------             ---------           ---------
   Total Advisor Class
     Share Transactions                                  --                --                    33                   8
                                                  ---------          --------             ---------           ---------
   Net Increase (Decrease) in
     Shares Outstanding                                (200)           (1,234)               (9,390)              8,706
                                                  =========          ========             =========           =========





                                            --------------------------------           --------------------------------
                                                            PBHG                                       PBHG
                                                        MID-CAP VALUE                             SMALL CAP VALUE
                                                            FUND                                       FUND
                                            --------------------------------           --------------------------------

                                                4/1/02                4/1/01              4/1/02                 4/1/01
                                                  to                    to                  to                     to
                                                3/31/03               3/31/02             3/31/03                3/31/02
                                                -------               -------             -------                -------


INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)              $   (1,144)          $     (559)         $  (1,375)             $   (2,011)
   Net Realized Gain (Loss) from
     Security Transactions                      (43,925)              (7,584)           (49,707)                 (7,360)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                             (52,527)              26,652            (37,607)                 32,628
                                             ----------           ----------          ---------              ----------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                            (97,596)              18,509            (88,689)                 23,257
                                             ----------           ----------          ---------              ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                      --                   --                 --                      --
     Advisor Class                                   --                   --                 --                      --
   Net Realized Gains from
     Security Transactions
     PBHG Class                                      --                   --                 --                      --
                                             ----------           ----------          ---------              ----------
   Total Distributions                               --                   --                 --                      --
                                             ----------           ----------          ---------              ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                109,969              565,684             35,918                 444,666
   Shares Issued upon Reinvestment
     of Distributions                                --                   --                 --                      --
   Shares Redeemed                             (189,452)            (350,309)          (137,863)               (426,850)
                                             ----------           ----------          ---------              ----------
   Total PBHG Class Transactions                (79,483)             215,375           (101,945)                 17,816
                                             ----------           ----------          ---------              ----------
   Advisor Class
   Shares Issued                                  1,830                  124                 38                     234
   Shares Issued upon Reinvestment
     of Distributions                                --                   --                 --                      --
   Shares Redeemed                                 (201)                 (11)              (113)                    (24)
                                             ----------           ----------          ---------              ----------
   Total Advisor Class Transactions               1,629                  113                (75)                    210
                                             ----------           ----------          ---------              ----------
   Increase (Decrease) in Net Assets
     Derived from Capital
     Share Transactions                         (77,854)             215,488           (102,020)                 18,026
                                             ----------           ----------          ---------              ----------
   Total Increase (Decrease)
     in Net Assets                             (175,450)             233,997           (190,709)                 41,283
                                             ----------           ----------          ---------              ----------
NET ASSETS:
   Beginning of Period                          465,114              231,117            293,371                 252,088
                                             ----------           ----------          ---------              ----------
   End of Period                             $  289,664           $  465,114          $ 102,662              $  293,371
                                             ==========           ==========          =========              ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                  8,128               36,386              2,089                  22,423
   Shares Issued upon Reinvestment
     of Distributions                                --                   --                 --                      --
   Shares Redeemed                              (14,239)             (22,850)            (8,551)                (21,869)
                                             ----------           ----------          ---------              ----------
   Total PBHG Class Share Transactions           (6,111)              13,536             (6,462)                    554
                                             ----------           ----------          ---------              ----------
   Advisor Class
   Shares Issued                                    141                    9                  3                      14
   Shares Redeemed                                  (16)                  (1)                (8)                     (1)
                                             ----------           ----------          ---------              ----------
   Total Advisor Class
     Share Transactions                             125                    8                 (5)                     13
                                             ----------           ----------          ---------              ----------
   Net Increase (Decrease) in
     Shares Outstanding                          (5,986)              13,544             (6,467)                    567
                                             ==========           ==========          =========              ==========

1. On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
-------------------------------------------------------------------------------

                                                                    ------------------------------------------
                                                                                   PBHG DISCIPLINED
                                                                                      EQUITY FUND1
                                                                    ------------------------------------------
                                                                    4/1/02             1/1/02            1/1/01
                                                                      to                 to                to
                                                                    3/31/03            3/31/02          12/31/01
                                                                    -------            -------          --------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                $      418            $     152        $      668
   Net Realized Gain (Loss) from
     Security Transactions
     and Futures                                                  (20,768)                (612)           (9,461)
   Net Realized Loss on Foreign
     Currency Transactions                                             --                   --                --
   Net Change in Unrealized
     Appreciation (Depreciation) on
     Investments, Futures,
     Foreign Currency Transactions,
     and Wrapper Agreements                                        (6,014)               1,501             1,352
                                                               ----------            ---------        ----------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                              (26,364)               1,041            (7,441)
                                                               ----------            ---------        ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                      (524)                 (16)             (665)
     Advisor Class                                                     --                   --                --
   Return of Capital
     PBHG Class                                                        --                   --                --
     Advisor Class                                                     --                   --                --
   Net Realized Gains from
     Security Transactions
     PBHG Class                                                        --                   --                --
     Advisor Class                                                     --                   --                --
                                                               ----------            ---------        ----------
   Total Distributions                                               (524)                 (16)             (665)
                                                               ----------            ---------        ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                   16,901               11,774            27,162
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 5                                             --                   --                --
   Shares Issued upon
     Reinvestment of Distributions                                    513                   16               651
   Redemption Fees                                                     --                   --                --
   Shares Redeemed                                                (38,158)              (6,231)          (43,221)
                                                               ----------            ---------        ----------
   Total PBHG Class Transactions                                  (20,744)               5,559           (15,408)
                                                               ----------            ---------        ----------
   Advisor Class
   Shares Issued                                                       --                   --                --
   Shares Issued upon
     Reinvestment of Distributions                                     --                   --                --
   Shares Redeemed                                                     --                   --                --
                                                               ----------            ---------        ----------
   Total Advisor Class Transactions                                    --                   --                --
                                                               ----------            ---------        ----------
   Increase (Decrease) in Net Assets
     Derived from Capital
     Share Transactions                                           (20,744)               5,559           (15,408)
                                                               ----------            ---------        ----------
   Total Increase (Decrease) in Net Assets                        (47,632)               6,584           (23,514)
                                                               ----------            ---------        ----------
NET ASSETS:
   Beginning of Period                                            101,615               95,031           118,545
                                                               ----------            ---------        ----------
   End of Period                                               $   53,983            $ 101,615        $   95,031
                                                               ==========            =========        ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                    2,012                1,156             2,555
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 5                                             --                   --                --
   Shares Issued upon Reinvestment
     of Distributions                                                  65                    1                65
   Effect of Reverse Stock Split (Note 2)                              --                   --                --
   Shares Redeemed                                                 (4,486)                (612)           (4,107)
                                                               ----------            ---------        ----------
   Total PBHG Class Share Transactions                             (2,409)                 545            (1,487)
                                                               ----------            ---------        ----------
   Advisor Class
   Shares Issued                                                       --                   --                --
   Shares Issued upon Reinvestment
     of Distributions                                                  --                   --                --
   Shares Redeemed                                                     --                   --                --
                                                               ----------            ---------        ----------
   Total Advisor Class Share Transactions                              --                   --                --
                                                               ----------            ---------        ----------
   Net Increase (Decrease) in
     Shares Outstanding                                            (2,409)                 545            (1,487)
                                                               ==========            =========        ==========




                                                                   ----------------------------------------------
                                                                                        PBHG
                                                                                     REIT FUND2
                                                                   ----------------------------------------------
                                                                     4/1/02            1/1/02             1/1/01
                                                                       to                to                 to
                                                                     3/31/03           3/31/02           12/31/01
                                                                     -------           -------           --------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                  $    3,154          $     872 3       $    4,262
   Net Realized Gain (Loss) from
     Security Transactions
     and Futures                                                        333              1,814 3           11,237
   Net Realized Loss on Foreign
     Currency Transactions                                               --                 --                 --
   Net Change in Unrealized
     Appreciation (Depreciation) on
     Investments, Futures,
     Foreign Currency Transactions,
     and Wrapper Agreements                                         (10,863)             5,830             (6,888)
                                                                 ----------          ---------         ----------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                                 (7,376)             8,516              8,611
                                                                 ----------          ---------         ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                      (2,874)              (698)            (3,474)
     Advisor Class                                                     (581)              (169)              (927)
   Return of Capital
     PBHG Class                                                        (220)                --               (283)
     Advisor Class                                                      (44)                --                (75)
   Net Realized Gains from
     Security Transactions
     PBHG Class                                                      (5,398)                --             (8,093)
     Advisor Class                                                   (1,157)                --             (2,376)
                                                                 ----------          ---------         ----------
   Total Distributions                                              (10,274)              (867)           (15,228)
                                                                 ----------          ---------         ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                     60,229             12,341             30,959
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 5                                               --                 --                 --
   Shares Issued upon
     Reinvestment of Distributions                                    4,517                327              4,727
   Redemption Fees                                                       --                 --                 --
   Shares Redeemed                                                  (56,763)            (3,356)           (44,237)
                                                                 ----------          ---------         ----------
   Total PBHG Class Transactions                                      7,983              9,312             (8,551)
                                                                 ----------          ---------         ----------
   Advisor Class
   Shares Issued                                                      1,033                272              1,361
   Shares Issued upon
     Reinvestment of Distributions                                    1,410                132              3,139
   Shares Redeemed                                                   (4,576)            (1,184)            (7,525)
                                                                 ----------          ---------         ----------
   Total Advisor Class Transactions                                  (2,133)              (780)            (3,025)
                                                                 ----------          ---------         ----------
   Increase (Decrease) in Net Assets
     Derived from Capital
     Share Transactions                                               5,850              8,532            (11,576)
                                                                 ----------          ---------         ----------
   Total Increase (Decrease) in Net Assets                          (11,800)            16,181            (18,193)
                                                                 ----------          ---------         ----------
NET ASSETS:
   Beginning of Period                                               96,417             80,236             98,429
                                                                 ----------          ---------         ----------
   End of Period                                                 $   84,617          $  96,417         $   80,236
                                                                 ==========          =========         ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                      6,585              1,346              3,166
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 5                                               --                 --                 --
   Shares Issued upon Reinvestment
     of Distributions                                                   546                 34                534
   Effect of Reverse Stock Split (Note 2)                                --                 --                 --
   Shares Redeemed                                                   (6,449)              (363)            (4,555)
                                                                 ----------          ---------         ----------
   Total PBHG Class Share Transactions                                  682              1,017               (855)
                                                                 ----------          ---------         ----------
   Advisor Class
   Shares Issued                                                        119                 30                139
   Shares Issued upon Reinvestment
     of Distributions                                                   171                 14                358
   Shares Redeemed                                                     (543)              (130)              (794)
                                                                 ----------          ---------         ----------
   Total Advisor Class Share Transactions                              (253)               (86)              (297)
                                                                 ----------          ---------         ----------
   Net Increase (Decrease) in
     Shares Outstanding                                                 429                931             (1,152)
                                                                 ==========          =========         ==========

                                   PBHG FUNDS


                                                      ------------------------------           -------------------------------
                                                               PBHG STRATEGIC                          PBHG TECHNOLOGY &
                                                              SMALL COMPANY FUND                      COMMUNICATIONS FUND
                                                      ------------------------------           -------------------------------
                                                        4/1/02               4/1/01             4/1/02                 4/1/01
                                                          to                   to                 to                     to
                                                        3/31/03              3/31/02            3/31/03                3/31/02
                                                        -------              -------            -------                -------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                     $     (737)          $     (875)          $  (4,627)          $      (9,139)
   Net Realized Gain (Loss) from
     Security Transactions
     and Futures                                       (19,226)              (5,950)           (354,056)               (855,133)
   Net Realized Loss on Foreign
     Currency Transactions                                  --                   --                  (1)                     --
   Net Change in Unrealized
     Appreciation (Depreciation) on
     Investments, Futures,
     Foreign Currency Transactions,
     and Wrapper Agreements                            (11,742)              12,900              71,099                 659,933
                                                    ----------           ----------           ---------           -------------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                   (31,705)               6,075            (287,585)               (204,339)
                                                    ----------           ----------           ---------           -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                             --                   --                  --                      --
     Advisor Class                                          --                   --                  --                      --
   Return of Capital
     PBHG Class                                             --                   --                  --                      --
     Advisor Class                                          --                   --                  --                      --
   Net Realized Gains from
     Security Transactions
     PBHG Class                                             --                   --                  --                      --
     Advisor Class                                          --                   --                  --                      --
                                                    ----------           ----------           ---------           -------------
   Total Distributions                                      --                   --                  --                      --
                                                    ----------           ----------           ---------           -------------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                        38,297               89,908              84,089               2,064,008
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 5                                  --                   --              15,955                      --
   Shares Issued upon
     Reinvestment of Distributions                          --                   --                  --                      --
   Redemption Fees                                          --                   --                  --                      --
   Shares Redeemed                                     (35,121)             (86,071)           (137,089)             (2,199,759)
                                                    ----------           ----------           ---------           -------------
   Total PBHG Class Transactions                         3,176                3,837             (37,045)               (135,751)
                                                    ----------           ----------           ---------           -------------
   Advisor Class
   Shares Issued                                           535                   --               4,020                  10,528
   Shares Issued upon
     Reinvestment of Distributions                          --                   --                  --                      --
   Shares Redeemed                                          (2)                  --              (1,240)                   (196)
                                                    ----------           ----------           ---------           -------------
   Total Advisor Class Transactions                        533                   --               2,780                  10,332
                                                    ----------           ----------           ---------           -------------
   Increase (Decrease) in Net Assets
     Derived from Capital
     Share Transactions                                  3,709                3,837             (34,265)               (125,419)
                                                    ----------           ----------           ---------           -------------
   Total Increase (Decrease) in Net Assets             (27,996)               9,912            (321,850)               (329,758)
                                                    ----------           ----------           ---------           -------------
NET ASSETS:
   Beginning of Period                                  86,243               76,331             591,379                 921,137
                                                    ----------           ----------           ---------           -------------
   End of Period                                    $   58,247           $   86,243           $ 269,529           $     591,379
                                                    ==========           ==========           =========           =============
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                         3,719                6,741               9,249                  99,302
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 5                                  --                   --               2,216                      --
   Shares Issued upon Reinvestment
     of Distributions                                       --                   --                  --                      --
   Effect of Reverse Stock Split (Note 2)                   --                   --                  --                      --
   Shares Redeemed                                      (3,549)              (6,610)            (14,866)               (106,770)
                                                    ----------           ----------           ---------           -------------
   Total PBHG Class Share Transactions                     170                  131              (3,401)                 (7,468)
                                                    ----------           ----------           ---------           -------------
   Advisor Class
   Shares Issued                                            59                   --                 457                     700
   Shares Issued upon Reinvestment
     of Distributions                                       --                   --                  --                      --
   Shares Redeemed                                          (1)                  --                (153)                    (12)
                                                    ----------           ----------           ---------           -------------
   Total Advisor Class Share Transactions                   58                   --                 304                     688
                                                    ----------           ----------           ---------           -------------
   Net Increase (Decrease) in
     Shares Outstanding                                    228                  131              (3,097)                 (6,780)
                                                    ==========           ==========           =========           =============





                                                                    ----------------------------------------------
                                                                                         PBHG
                                                                             IRA CAPITAL PRESERVATION FUND4
                                                                    ----------------------------------------------
                                                                     4/1/02            11/1/01              11/1/00
                                                                       to                to                   to
                                                                     3/31/03           3/31/02             10/31/01
                                                                     -------           -------             --------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                  $    32,395          $   4,553           $  1,954
   Net Realized Gain (Loss) from
     Security Transactions
     and Futures                                                       7,963                495                352
   Net Realized Loss on Foreign
     Currency Transactions                                                --                 --                 --
   Net Change in Unrealized
     Appreciation (Depreciation) on
     Investments, Futures,
     Foreign Currency Transactions,
     and Wrapper Agreements                                           (2,809)              (308)              (352)
                                                                 -----------          ---------           --------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                                  37,549              4,740              1,954
                                                                 -----------          ---------           --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                      (37,725)            (4,757)            (1,978)
     Advisor Class                                                       (17)                --                 --
   Return of Capital
     PBHG Class                                                           --                 --                 --
     Advisor Class                                                        --                 --                 --
   Net Realized Gains from
     Security Transactions
     PBHG Class                                                           --               (685)                --
     Advisor Class                                                        --                 --                 --
                                                                 -----------          ---------           --------
   Total Distributions                                               (37,742)            (5,442)            (1,978)
                                                                 -----------          ---------           --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                     699,429            450,353             53,737
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 5                                                --                 --                 --
   Shares Issued upon
     Reinvestment of Distributions                                    37,394              5,324              1,718
   Redemption Fees                                                       243                 17                 24
   Shares Redeemed                                                   (61,906)            (8,286)            (8,222)
                                                                 -----------          ---------           --------
   Total PBHG Class Transactions                                     675,160            447,408             47,257
                                                                 -----------          ---------           --------
   Advisor Class
   Shares Issued                                                       2,245                 --                 --
   Shares Issued upon
     Reinvestment of Distributions                                        17                 --                 --
   Shares Redeemed                                                      (130)                --                 --
                                                                 -----------          ---------           --------
   Total Advisor Class Transactions                                    2,132                 --                 --
                                                                 -----------          ---------           --------
   Increase (Decrease) in Net Assets
     Derived from Capital
     Share Transactions                                              677,292            447,408             47,257
                                                                 -----------          ---------           --------
   Total Increase (Decrease) in Net Assets                           677,099            446,706             47,233
                                                                 -----------          ---------           --------
NET ASSETS:
   Beginning of Period                                               518,004             71,298             24,065
                                                                 -----------          ---------           --------
   End of Period                                                 $ 1,195,103          $ 518,004           $ 71,298
                                                                 ===========          =========           ========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                      69,932             45,035              5,373
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 5                                                --                 --                 --
   Shares Issued upon Reinvestment
     of Distributions                                                  3,740                532                172
   Effect of Reverse Stock Split (Note 2)                                 --                (68)                --
   Shares Redeemed                                                    (6,180)              (828)              (822)
                                                                 -----------          ---------           --------
   Total PBHG Class Share Transactions                                67,492             44,671              4,723
                                                                 -----------          ---------           --------
   Advisor Class
   Shares Issued                                                         224                 --                 --
   Shares Issued upon Reinvestment
     of Distributions                                                      2                 --                 --
   Shares Redeemed                                                       (13)                --                 --
                                                                 -----------          ---------           --------
   Total Advisor Class Share Transactions                                213                 --                 --
                                                                 -----------          ---------           --------
   Net Increase (Decrease) in
     Shares Outstanding                                               67,705             44,671              4,723
                                                                 ===========          =========           ========





                                                                 -------------------------------
                                                                             PBHG
                                                                      CASH RESERVES FUND
                                                                 -------------------------------
                                                                  4/1/02                 4/1/01
                                                                    to                     to
                                                                  3/31/03                3/31/02
                                                                  -------                -------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                $       981          $       12,850
   Net Realized Gain (Loss) from
     Security Transactions
     and Futures                                                        --                      (5)
   Net Realized Loss on Foreign
     Currency Transactions                                              --                      --
   Net Change in Unrealized
     Appreciation (Depreciation) on
     Investments, Futures,
     Foreign Currency Transactions,
     and Wrapper Agreements                                             --                      --
                                                               -----------          --------------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                                                   981                  12,845
                                                               -----------          --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                       (983)                (12,919)
     Advisor Class                                                      --                      --
   Return of Capital
     PBHG Class                                                         --                      --
     Advisor Class                                                      --                      --
   Net Realized Gains from
     Security Transactions
     PBHG Class                                                         --                      --
     Advisor Class                                                      --                      --
                                                               -----------          --------------
   Total Distributions                                                (983)                (12,919)
                                                               -----------          --------------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                   115,411              21,459,733
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 4                                              --                      --
   Shares Issued upon
     Reinvestment of Distributions                                     942                   9,841
   Redemption Fees                                                      --                      --
   Shares Redeemed                                                (129,405)            (21,887,450)
                                                               -----------          --------------
   Total PBHG Class Transactions                                   (13,052)               (417,876)
                                                               -----------          --------------
   Advisor Class
   Shares Issued                                                        --                      --
   Shares Issued upon
     Reinvestment of Distributions                                      --                      --
   Shares Redeemed                                                      --                      --
                                                               -----------          --------------
   Total Advisor Class Transactions                                     --                      --
                                                               -----------          --------------
   Increase (Decrease) in Net Assets
     Derived from Capital
     Share Transactions                                            (13,052)               (417,876)
                                                               -----------          --------------
   Total Increase (Decrease) in Net Assets                         (13,054)               (417,950)
                                                               -----------          --------------
NET ASSETS:
   Beginning of Period                                             107,513                 525,463
                                                               -----------          --------------
   End of Period                                               $    94,459          $      107,513
                                                               ===========          ==============
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                   115,411              21,459,733
   Shares Issued upon the
     Reorganization of the
     Global Technology &
     Communications Fund 4                                              --                      --
   Shares Issued upon Reinvestment
     of Distributions                                                  942                   9,841
   Effect of Reverse Stock Split (Note 2)                               --                      --
   Shares Redeemed                                                (129,405)            (21,887,450)
                                                               -----------          --------------
   Total PBHG Class Share Transactions                             (13,052)               (417,876)
                                                               -----------          --------------
   Advisor Class
   Shares Issued                                                        --                      --
   Shares Issued upon Reinvestment
     of Distributions                                                   --                      --
   Shares Redeemed                                                      --                      --
                                                               -----------          --------------
   Total Advisor Class Share Transactions                               --                      --
                                                               -----------          --------------
   Net Increase (Decrease) in
     Shares Outstanding                                            (13,052)               (417,876)
                                                               ===========          ==============


1. On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
2. On December 14, 2001, the PBHG REITFund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of the UAM Funds Trust.
3. Restated. See Note 2.
4. On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Preservation Portfolio was a series of the UAM Funds Trust.
5. Net asset value of shares issued in connection with the reorganization of the Global Technology & Communications Fund. See Note 8 to Financial statements.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)








                Net                         Realized and
               Asset                         Unrealized                       Distributions     Distributions
               Value            Net           Gains or          Total           from Net            from
             Beginning      Investment        (Losses)          from           Investment          Capital               Total
             of Period         Loss         on Securities    Operations          Income             Gains            Distributions
-----------------------------------------------------------------------------------------------------------------------------------
---------------------
PBHG CORE GROWTH FUND
---------------------

  PBHG CLASS
  2003        $10.15          $(0.10)          $(2.28)         $(2.38)              --                --                      --
  2002 1       10.70           (0.13)           (0.42)          (0.55)              --                --                      --
  2001 1       30.25           (0.17)          (16.62)         (16.79)              --            $(2.76)                 $(2.76)
  2000 1       14.06           (0.20)           16.39           16.19               --                --                      --
  1999 1       13.53           (0.14)            0.67            0.53               --                --                      --

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2003        $14.23          $(0.14)          $(6.15)         $(6.29)              --                --                      --
  2002 1       15.96           (0.17)           (1.56)          (1.73)              --                --                      --
  2001 1       40.00           (0.10)          (21.81)         (21.91)              --            $(2.13)                 $(2.13)
  2000 1       20.61           (0.21)           20.76           20.55               --             (1.16)                  (1.16)
  1999 1       25.83           (0.18)           (4.96)          (5.14)              --             (0.08)                  (0.08)

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2003 1      $18.94          $(0.17)          $(4.87)         $(5.04)              --                --                      --
  2002 1       21.74           (0.20)           (2.60)          (2.80)              --                --                      --
  2001 1       58.73           (0.20)          (30.53)         (30.73)              --            $(6.26)                 $(6.26)
  2000 1       24.51           (0.33)           36.14           35.81               --             (1.59)                  (1.59)
  1999 1       28.23           (0.24)           (3.48)          (3.72)              --                --                      --

  ADVISOR CLASS
  2003 1      $18.66          $(0.21)          $(4.79)         $(5.00)              --                --                      --
  2002 1       21.46           (0.26)           (2.54)          (2.80)              --                --                      --
  2001 1       58.19           (0.30)          (30.17)         (30.47)              --            $(6.26)                 $(6.26)
  2000 1       24.35           (0.42)           35.85           35.43               --             (1.59)                  (1.59)
  1999 1       28.12           (0.30)           (3.47)          (3.77)              --                --                      --

----------------------
PBHG LARGE CAP 20 FUND
----------------------

  PBHG CLASS
  2003 1      $15.15          $(0.09)          $(3.71)         $(3.80)              --                --                      --
  2002 1       17.81           (0.11)           (2.55)          (2.66)              --                --                      --
  2001 1       44.34           (0.12)          (22.04)         (22.16)              --            $(4.37)                 $(4.37)
  2000 1       24.10           (0.25)           26.26           26.01               --             (5.77)                  (5.77)
  1999 1       15.98           (0.12)            8.46            8.34               --             (0.22)                  (0.22)

  ADVISOR CLASS
  2003 1      $15.10          $(0.12)          $(3.68)         $(3.80)              --                --                      --
  2002 1       17.80           (0.16)           (2.54)          (2.70)              --                --                      --
  2001 1, 2    25.20           (0.02)           (7.38)          (7.40)              --                --                      --



                                                                                       Ratio          Ratio of Net
                                                                                    of Expenses        Investment
                                                                                    to Average            Loss
                 Net                     Net                       Ratio of Net     Net Assets         to Average
                Asset                  Assets          Ratio       Investment       (Excluding         Net Assets
                Value                    End        of Expenses       Loss            Waivers          (Excluding        Portfolio
                 End       Total      of Period     to Average     to Average       and Expense        Waivers and       Turnover
              of Period   Return        (000)       Net Assets     Net Assets       Reduction)     Expense Reduction)      Rate
-----------------------------------------------------------------------------------------------------------------------------------
---------------------
PBHG CORE GROWTH FUND
---------------------

  PBHG CLASS
  2003         $  7.77   (23.45)%     $   34,461     1.50%           (1.14)%          1.65%               (1.29)%         239.56%
  2002 1         10.15    (5.14)%         53,514     1.49%           (1.17)%          1.49%               (1.19)%         226.55%
  2001 1         10.70   (59.85)%         63,359     1.31%           (0.73)%          1.31%               (0.73)%         133.31%
  2000 1         30.25   115.15%         166,099     1.33%           (1.02)%          1.33%               (1.02)%         312.32%
  1999 1         14.06     3.92%          86,485     1.45%           (1.16)%          1.45%               (1.16)%         120.93%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2003         $  7.94   (44.20)%     $  201,460     1.55%           (1.44)%          1.55%               (1.44)%         218.32%
  2002 1         14.23   (10.84)%        408,161     1.39%           (1.06)%          1.39%               (1.07)%         150.95%
  2001 1         15.96   (56.95)%        538,294     1.26%           (0.33)%          1.26%               (0.33)%          89.91%
  2000 1         40.00   101.33%       1,336,938     1.24%           (0.76)%          1.24%               (0.76)%         141.81%
  1999 1         20.61   (19.91)%        736,008     1.34%           (0.80)%          1.34%               (0.80)%         101.53%

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2003 1       $ 13.90   (26.61)%     $1,118,887     1.42%           (1.12)%          1.42%               (1.12)%         167.87%
  2002 1         18.94   (12.88)%      1,925,422     1.33%           (0.95)%          1.33%               (0.96)%         170.67%
  2001 1         21.74   (56.57)%      2,883,036     1.25%           (0.46)%          1.25%               (0.46)%         104.48%
  2000 1         58.73   148.57%       6,465,234     1.23%           (0.90)%          1.23%               (0.90)%         107.73%
  1999 1         24.51   (13.18)%      3,228,740     1.32%           (0.99)%          1.32%               (0.99)%          80.51%

  ADVISOR CLASS
  2003 1       $ 13.66   (26.80)%     $   33,619     1.67%           (1.37)%          1.67%               (1.37)%         167.87%
  2002 1         18.66   (13.05)%         50,259     1.58%           (1.20)%          1.58%               (1.22)%         170.67%
  2001 1         21.46   (56.65)%         69,469     1.50%           (0.71)%          1.50%               (0.71)%         104.48%
  2000 1         58.19   147.98%         143,937     1.48%           (1.15)%          1.48%               (1.15)%         107.73%
  1999 1         24.35   (13.41)%         66,235     1.57%           (1.24)%          1.57%               (1.24)%          80.51%

----------------------
PBHG LARGE CAP 20 FUND
----------------------

  PBHG CLASS
  2003 1       $ 11.35   (25.08)%     $  209,192     1.48%           (0.74)%          1.48%               (0.74)%         156.30%
  2002 1         15.15   (14.94)%        333,115     1.36%           (0.66)%          1.36%               (0.67)%         152.53%
  2001 1         17.81   (53.84)%        501,921     1.23%           (0.34)%          1.23%               (0.34)%         142.46%
  2000 1         44.34   117.88%       1,083,460     1.23%           (0.82)%          1.23%               (0.82)%         147.35%
  1999 1         24.10    52.52%         603,077     1.27%           (0.64)%          1.27%               (0.64)%          76.41%

  ADVISOR CLASS
  2003 1       $ 11.30   (25.17)%     $       63     1.73%           (1.00)%          1.73%               (1.00)%         156.30%
  2002 1         15.10   (15.17)%             60     1.61%           (0.91)%          1.61%               (0.92)%         152.53%
  2001 1, 2      17.80   (29.37)%+            71     1.54%*          (0.40)%*         1.54%*              (0.40)%*        142.46%+



The accompanying notes are an integral part of the financial statements.

     PBHG FUNDS



                Net                  Realized and                                                                  Net
               Asset           Net    Unrealized                  Distributions  Distributions                    Asset
               Value       Investment  Gains or          Total      from Net         from                         Value
             Beginning       Income    (Losses)          from      Investment       Capital         Total          End      Total
             of Period       (Loss)   n Securities    Operations     Income          Gains      Distributions   of Period  Return
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2003 1      $19.67         $(0.11)    $(4.46)         $(4.57)            --              --            --       $15.10  (23.23)%
  2002 1       22.90          (0.14)     (3.09)          (3.23)            --              --            --        19.67  (14.10)%
  2001 1       38.37          (0.05)    (13.48)         (13.53)            --        $  (1.94)     $  (1.94)       22.90  (36.55)%
  2000 1       24.57          (0.23)     21.32           21.09             --           (7.29)        (7.29)       38.37   98.60%
  1999 1       22.69          (0.16)      3.53            3.37             --           (1.49)        (1.49)       24.57   15.90%

  ADVISOR CLASS
  2003 1      $19.62         $(0.15)    $(4.45)         $(4.60)            --              --            --       $15.02  (23.45)%
  2002 1       22.89          (0.19)     (3.08)          (3.27)            --              --            --        19.62  (14.29)%
  2001 1, 2    29.10          (0.03)     (6.18)          (6.21)            --              --            --        22.89  (21.34)%+

-----------------
PBHG LIMITED FUND
-----------------

  PBHG CLASS
  2003        $ 9.40         $(0.10)    $(3.71)         $(3.81)            --              --            --        $5.59  (40.53)%
  2002 1        9.42          (0.10)      0.22            0.12             --        $  (0.14)     $  (0.14)        9.40    1.17%
  2001 1       23.11          (0.08)     (8.17)          (8.25)            --           (5.44)        (5.44)        9.42  (42.99)%
  2000 1       11.95          (0.12)     15.20           15.08             --           (3.92)        (3.92)       23.11  137.27%
  1999 1       14.08          (0.10)     (1.45)          (1.55)            --           (0.58)        (0.58)       11.95  (11.01)%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

  PBHG CLASS
  2003        $26.11         $(0.21)    $(7.57)         $(7.78)            --             --            --        $18.33  (29.80)%
  2002 1       27.77          (0.30)     (1.36)          (1.66)            --             --            --         26.11   (5.98)%
  2001 1       98.19          (0.48)    (43.78)         (44.26)            --        $ (26.16)      $(26.16)       27.77  (54.38)%
  2000 1       16.47          (0.71)     85.60           84.89             --           (3.17)        (3.17)       98.19  529.94%
  1999 3       13.52          (0.01)      2.96            2.95             --             --            --         16.47   21.82%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

  PBHG CLASS
  2003        $22.74         $(0.19)    $(6.84)         $(7.03)            --             --            --        $15.71  (30.91)%
  2002 1       26.58          (0.25)     (3.59)          (3.84)            --             --            --         22.74  (14.45)%
  2001 1       77.81          (0.24)    (48.55)         (48.79)            --        $  (2.44)     $  (2.44)       26.58  (64.23)%
  2000 1       25.93          (0.34)     58.71           58.37             --           (6.49)        (6.49)       77.81  240.82%
  1999 1       24.15          (0.21)      1.99            1.78             --             --            --         25.93    7.37%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

  PBHG CLASS
  2003        $16.40         $ 0.14     $(4.31)         $(4.17)       $ (0.15)       $  (0.24)      $ (0.39)      $11.84  (25.73)%
  2002 4       15.92           0.20       2.34            2.54          (0.14)          (1.92)        (2.06)       16.40   17.48%+
  2001 5       10.87           0.21       5.49            5.70          (0.21)          (0.44)        (0.65)       15.92   53.22%
  2000 5       12.19           0.16      (1.18)          (1.02)         (0.16)          (0.14)        (0.30)       10.87   (8.39)%
  1999 5,6     10.00           0.05       2.18            2.23          (0.04)             --**       (0.04)       12.19   22.33%+


                                                                                             Ratio of Net
                                                                          Ratio               Investment
                                                                       of Expenses              Income
                                                  Ratio of Net         to Average               (Loss)
                Net                               Investment           Net Assets             to Average
              Assets              Ratio             Income             (Excluding             Net Assets
                End            of Expenses          (Loss)               Waivers              (Excluding             Portfolio
             of Period         to Average         to Average           and Expense            Waivers and            Turnover
               (000)           Net Assets         Net Assets           Reduction)         Expense Reduction)           Rate
-------------------------------------------------------------------------------------------------------------------------------
--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2003 1     $  172,972         1.33%               (0.67)%              1.33%                   (0.67)%              124.58%
  2002 1        258,297         1.26%               (0.62)%              1.26%                   (0.63)%              148.93%
  2001 1        327,689         1.18%               (0.14)%              1.18%                   (0.14)%              146.18%
  2000 1        256,965         1.17%               (0.79)%              1.17%                   (0.79)%              184.36%
  1999 1        144,089         1.25%               (0.71)%              1.25%                   (0.71)%               46.16%

  ADVISOR CLASS
  2003 1     $      497         1.58%               (0.93)%              1.58%                   (0.93)%              124.58%
  2002 1            156         1.51%               (0.87)%              1.51%                   (0.88)%              148.93%
  2001 1, 2          79         1.43%*              (0.42)%*             1.43%*                  (0.42)%*             146.18%+

-----------------
PBHG LIMITED FUND
-----------------

  PBHG CLASS
  2003       $   36,623         1.50%               (1.35)%              1.53%                   (1.38)%              230.45%
  2002 1         74,076         1.41%               (1.04)%              1.41%                   (1.05)%              156.08%
  2001 1         77,505         1.33%               (0.48)%              1.33%                   (0.48)%               85.07%
  2000 1        155,130         1.32%               (0.76)%              1.32%                   (0.76)%              107.78%
  1999 1        108,011         1.40%               (0.81)%              1.40%                   (0.81)%              111.07%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

  PBHG CLASS
  2003       $   27,516         1.50%               (0.93)%              1.52%                   (0.95)%              313.23%
  2002 1         47,813         1.44%               (1.13)%              1.44%                   (1.14)%              295.41%
  2001 1         65,357         1.34%               (0.76)%              1.34%                   (0.76)%              267.34%
  2000 1        355,600         1.34%               (1.15)%              1.34%                   (1.15)%              668.31%
  1999 3         16,742         1.50%*              (0.80)%*             1.59%*                  (0.89)%*             109.43%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

  PBHG CLASS
  2003       $  225,127         1.55%               (1.02)%              1.55%                   (1.02)%              381.73%
  2002 1        413,134         1.38%               (0.94)%              1.38%                   (0.95)%              301.58%
  2001 1        662,551         1.26%               (0.43)%              1.26%                   (0.43)%              157.72%
  2000 1      1,691,298         1.18%               (0.68)%              1.18%                   (0.68)%              200.56%
  1999 1        235,904         1.34%               (0.90)%              1.34%                   (0.90)%               56.59%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

  PBHG CLASS
  2003       $  647,508         1.45%                1.00%               1.52%                    0.93%                50.05%
  2002 4        621,735         1.40%*               1.26%*              1.44%*                   1.23%*               39.02%+
  2001 5        272,069         1.40%                1.41%               1.41%                    1.40%               111.00%
  2000 5         84,226         1.40%                1.47%               1.47%                    1.40%                54.00%
  1999 5,6       64,135         1.40%*               1.05%*              2.08%*                   0.37%*               22.00%+




The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

-------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Period Ended March 31, (unless otherwise noted)




                Net                  Realized and                                                                Net
               Asset         Net      Unrealized                Distributions   Distributions                   Asset
               Value     Investment    Gains or        Total      from Net          from                        Value
             Beginning     Income      (Losses)        from      Investment        Capital         Total         End       Total
             of Period     (Loss)    on Securities  Operations     Income           Gains      Distributions  of Period   Return
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

  PBHG CLASS
  2003        $16.20       $(0.02)      $(4.17)       $(4.19)        --               --            --          $12.01   (25.86)%
  2002 1       17.41        (0.04)       (1.03)        (1.07)     $(0.06)          $(0.08)       $(0.14)         16.20    (6.18)%
  2001 1       18.51         0.07        (0.74)        (0.67)        --             (0.43)        (0.43)         17.41    (3.59)%
  2000 1       10.46        (0.01)        8.93          8.92         --             (0.87)        (0.87)         18.51    89.17%
  1999 3       10.32          --          0.14          0.14         --               --            --           10.46     1.36%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

  PBHG CLASS
  2003 1      $13.34       $ 0.13       $(3.82)       $(3.69)     $(0.15)             --         $(0.15)        $ 9.50   (27.73)%
  2002 1       13.90         0.03        (0.57)        (0.54)      (0.02)             --          (0.02)         13.34    (3.86)%
  2001 1       11.97         0.21         2.21          2.42       (0.08)          $(0.41)        (0.49)         13.90    20.42%
  2000         13.85         0.12         1.78          1.90       (0.08)           (3.70)        (3.78)         11.97    14.25%
  1999         13.01         0.08         2.45          2.53       (0.10)           (1.59)        (1.69)         13.85    20.29%

  ADVISOR CLASS
  2003 1      $13.30       $ 0.09       $(3.79)       $(3.70)     $(0.12)             --         $(0.12)        $ 9.48   (27.86)%
  2002 1       13.88          --         (0.58)        (0.58)        --               --            --           13.30    (4.15)%
  2001 1, 2    13.88         0.01        (0.01)         --           --               --            --           13.88     0.00%+

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

  PBHG CLASS
  2003 1      $15.74       $(0.04)      $(3.41)       $(3.45)        --               --            --          $12.29   (21.92)%
  2002 1       14.44        (0.02)        1.32          1.30         --               --            --           15.74     9.00%
  2001 1       13.82         0.09         1.20          1.29      $(0.03)          $(0.64)       $(0.67)         14.44     9.43%
  2000 1       15.09        (0.02)        5.03          5.01         --             (6.28)        (6.28)         13.82    42.21%
  1999         15.30           --         0.92          0.92         --             (1.13)        (1.13)         15.09     8.35%

  ADVISOR CLASS
  2003 1      $15.72       $(0.07)      $(3.40)       $(3.47)        --               --            --          $12.25   (22.07)%
  2002 1,7     13.90        (0.03)        1.85          1.82         --               --            --           15.72    13.09%+

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2003 1      $20.65       $(0.13)      $(7.25)       $(7.38)        --              --             --          $13.27   (35.74)%
  2002 1       18.48        (0.14)        2.31          2.17         --              --             --           20.65    11.74%
  2001 1       18.75        (0.02)        0.58          0.56         --            $(0.83)       $(0.83)         18.48     2.99%
  2000 1       11.38        (0.08)        7.45          7.37         --              --             --           18.75    64.76%
  1999 1       15.38        (0.09)       (3.06)        (3.15)        --             (0.85)        (0.85)         11.38   (20.93)%

  ADVISOR CLASS
  2003 1      $20.60       $(0.17)      $(7.23)       $(7.40)        --              --             --          $13.20   (35.92)%
  2002 1       18.47        (0.22)        2.35          2.13         --              --             --           20.60    11.53%
  2001 1, 2    19.67        (0.02)       (1.18)        (1.20)        --              --             --           18.47    (6.10)%+


                                                                                             Ratio of Net
                                                                          Ratio               Investment
                                                                       of Expenses              Income
                                                  Ratio of Net         to Average               (Loss)
                Net                               Investment           Net Assets             to Average
              Assets              Ratio             Income             (Excluding             Net Assets
                End            of Expenses          (Loss)               Waivers              (Excluding             Portfolio
             of Period         to Average         to Average           and Expense            Waivers and            Turnover
               (000)           Net Assets         Net Assets           Reduction)         Expense Reduction)           Rate
-------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

  PBHG CLASS
  2003       $ 23,293            1.50%               (0.23)%              1.50%                   (0.23)%              281.70%
  2002 1       34,675            1.37%               (0.24)%              1.37%                   (0.25)%              433.98%
  2001 1       58,724            1.34%                0.37%               1.34%                    0.37%               404.36%
  2000 1       22,556            1.50%               (0.10)%              1.55%                   (0.15)%              853.36%
  1999 3        3,658            1.50%*               0.09%*              2.67%*                  (1.08)%*             173.09%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

  PBHG CLASS
  2003 1     $283,989            1.20%                1.18%               1.20%                    1.18%               428.30%
  2002 1      524,236            1.14%                0.24%               1.14%                    0.24%               947.66%
  2001 1      425,414            1.16%                0.91%               1.16%                    0.91%              1184.89%
  2000         32,922            1.11%                0.71%               1.11%                    0.71%              1018.03%
  1999         44,922            1.01%                0.59%               1.01%                    0.59%               568.20%

  ADVISOR CLASS
  2003 1     $    451            1.45%                0.86%               1.45%                    0.86%               428.30%
  2002 1          195            1.39%               (0.04)%              1.39%                   (0.04)%              947.66%
  2001 1, 2       100            1.40%*               0.39%*              1.40%*                   0.39%*             1184.89%+

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

  PBHG CLASS
  2003 1     $288,030            1.40%               (0.33%)              1.40%                   (0.33)%              195.22%
  2002 1      464,987            1.32%               (0.15)%              1.32%                   (0.15)%              236.85%
  2001 1      231,117            1.35%                0.40%               1.35%                    0.40%               248.10%
  2000 1       60,690            1.44%               (0.15)%              1.44%                   (0.15)%              742.57%
  1999         56,981            1.33%                0.01%               1.33%                    0.01%               732.73%

  ADVISOR CLASS
  2003 1     $  1,634            1.65%               (0.54)%              1.65%                   (0.54)%              195.22%
  2002 1,7        127            1.55%*              (0.49)%*             1.55%*                  (0.49)%*             236.85%+

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2003 1     $102,497            1.50%               (0.83)%              1.59%                   (0.92)%              115.44%
  2002 1      290,007            1.48%               (0.72)%              1.48%                   (0.72)%              144.85%
  2001 1      251,994            1.49%               (0.09)%              1.49%                   (0.09)%              177.69%
  2000 1       92,634            1.50%               (0.56)%              1.58%                   (0.64)%              352.85%
  1999 1       69,787            1.48%               (0.71)%              1.48%                   (0.71)%              273.87%

  ADVISOR CLASS
  2003 1     $    165            1.75%               (1.08)%              1.84%                   (1.17)%              115.44%
  2002 1          364            1.73%               (1.12)%              1.73%                   (1.12)%              144.85%
  2001 1, 2        94            1.73%*              (0.34)%*             1.73%*                  (0.34)%*             177.69%+



The accompanying notes are an integral part of the financial statements.

     PBHG FUNDS





                Net                     Realized and                                                                        Net
               Asset            Net      Unrealized               Distributions   Distributions                            Asset
               Value        Investment    Gains or        Total     from Net          from       Return                    Value
             Beginning        Income      (Losses)        from     Investment        Capital       of         Total         End
             of Period        (Loss)    on Securities  Operations    Income           Gains      Capital  Distributions  of Period
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

  PBHG CLASS
  2003        $10.42          $ 0.06     $  (3.06)       $(3.00)     $(0.07)            --         --       $(0.07)      $  7.35
  2002 9       10.33            0.02         0.07          0.09         --**            --         --           --         10.42
  2001 10      11.09            0.07        (0.76)        (0.69)      (0.07)            --         --        (0.07)        10.33
  2000 10      12.31            0.06        (1.20)        (1.14)      (0.06)         $(0.02)       --        (0.08)        11.09
  1999 10      10.90            0.10         2.06          2.16       (0.10)          (0.65)       --        (0.75)        12.31
  1998 10       8.43            0.06         3.07          3.13       (0.07)          (0.59)       --        (0.66)        10.90

--------------
PBHG REIT FUND
--------------

  PBHG CLASS
  2003 1      $ 9.58          $ 0.30     $  (0.87)       $(0.57)     $(0.31)         $(0.61)    $(0.03) 12  $(0.95)      $  8.06
  2002          8.78            0.09         0.80          0.89       (0.09)            --        --         (0.09)         9.58
  2001 10,11    9.56            0.47         0.46          0.93       (0.45)          (1.21)    (0.05) 12    (1.71)         8.78
  2000 10       8.04            0.36         1.60          1.96       (0.36)            --      (0.08) 12    (0.44)         9.56
  1999 10       8.62            0.43        (0.54)        (0.11)      (0.47)            --        --         (0.47)         8.04
  1998 10      10.49            0.32        (1.88)        (1.56)      (0.31)            --        --         (0.31)         8.62

  ADVISOR CLASS
  2003 1      $ 9.55          $ 0.27     $  (0.86)       $(0.59)     $(0.30)         $(0.61)    $(0.02) 12  $(0.93)      $  8.03
  2002          8.75            0.09         0.79          0.88       (0.08)            --        --         (0.08)         9.55
  2001 10,11    9.55            0.43         0.45          0.88       (0.43)          (1.21)    (0.04) 12    (1.68)         8.75
  2000 10       8.04            0.31         1.60          1.91       (0.33)            --      (0.07) 12    (0.40)         9.55
  1999 10       8.62            0.39        (0.53)        (0.14)      (0.44)            --        --         (0.44)         8.04
  1998 10      10.50            0.25        (1.86)        (1.61)      (0.27)            --        --         (0.27)         8.62

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2003 1      $13.37          $(0.11)    $  (4.54)       $(4.65)        --              --        --           --       $  8.72
  2002 1       12.08           (0.13)        1.42          1.29         --              --        --           --         13.37
  2001 1       19.34           (0.11)       (4.55)        (4.66)        --          $(2.60)       --        $(2.60)       12.08
  2000 1       10.54           (0.13)       10.18         10.05         --           (1.25)       --         (1.25)       19.34
  1999 1       12.89           (0.11)       (1.78)        (1.89)        --           (0.46)       --         (0.46)       10.54

  ADVISOR CLASS
  2003 1,14   $ 9.29          $(0.07).   $  (0.51)       $(0.58)        --              --        --           --       $  8.71

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2003 1      $14.79          $(0.11)    $  (7.37)       $(7.48)        --             --         --           --       $  7.31
  2002 1       19.70           (0.21)       (4.70)        (4.91)        --             --         --           --         14.79
  2001 1       85.02           (0.46)      (59.61)       (60.07)        --          $(5.25)       --        $(5.25)       19.70
  2000 1       27.59           (0.54)       62.84         62.30         --           (4.87)       --         (4.87)       85.02
  1999 1       19.27           (0.19)        8.80          8.61         --           (0.29)       --         (0.29)       27.59

  ADVISOR CLASS
  2003 1      $14.75          $(0.13)    $  (7.35)       $(7.48)        --             --         --           --       $  7.27
  2002 1       19.70           (0.23)       (4.72)        (4.95)        --             --         --           --         14.75
  2001 1,2     34.43           (0.04)      (14.69)       (14.73)        --             --         --           --         19.70


                                                                                                Ratio of Net
                                                                              Ratio              Investment
                                                                           of Expenses          Income (Loss)
                                                                           to Average            to Average
                                  Net                    Ratio of Net      Net Assets            Net Assets
                                Assets        Ratio       Investment       (Excluding            (Excluding
                                  End      of Expenses   Income (Loss)       Waivers               Waivers      Portfolio
                Total          of Period   to Average     to Average       and Expense           and Expense    Turnover
               Return            (000)     Net Assets     Net Assets       Reduction)            Reduction)       Rate
--------------------------------------------------------------------------------------------------------------------------
----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

  PBHG CLASS
  2003        (28.83)%      $   53,983        1.19%         0.62%              1.31%               0.50%         212.69%
  2002 9        0.89%+         101,615        0.99%*        0.63%*             1.33%*              0.29%*         65.99%+
  2001 10      (6.22)%          95,031        0.99%         0.64%              1.09%               0.54%         229.00%
  2000 10      (9.33)%         118,545        0.97%         0.53%              0.97%               0.53%         270.00%
  1999 10      20.06%          145,185        0.99%         1.08%              1.11%               0.96%         261.00%
  1998 10      37.82%           33,889        1.26%         0.78%              2.25%              (0.21)%        297.00%

--------------
PBHG REIT FUND
--------------

  PBHG CLASS
  2003 1       (5.73)%      $   70,039        1.27%         3.42%              1.33%               3.36%         110.81%
  2002         10.11%+          76,679        1.36%*        4.20%*             1.47%*              4.09%*         25.08%+
  2001 10,11   10.41%           61,378        1.14%         4.57%              1.14%               4.57%         139.00%
  2000 10      24.90%           75,013        1.36%         4.14%              1.36%               4.14%          76.00%
  1999 10      (1.16)%          65,767        1.25%         5.12%              1.25%               5.12%          49.00%
  1998 10     (15.12)%          79,717        1.22%         3.14%              1.22%               3.14%          80.00%

  ADVISOR CLASS
  2003 1       (5.99)%      $   14,578        1.52%         3.15%              1.58%               3.09%         110.81%
  2002         10.08% +         19,738        1.61%*        3.86%*             1.72%*              3.73%*         25.08%+
  2001 10,11    9.88% 13        18,858        1.62%         4.07%              1.62%               4.07%         139.00%
  2000 10      24.22% 13        23,417        1.89%         3.54%              1.89%               3.54%          76.00%
  1999 10      (1.62)% 13       29,502        1.73%         4.64%              1.73%               4.64%          49.00%
  1998 10     (15.54)% 13       46,665        1.73%         2.65%              1.73%               2.65%          80.00%

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2003 1      (34.78)%      $   57,738        1.50%        (1.09)%             1.57%              (1.16)%        113.26%
  2002 1       10.68%           86,243        1.50%        (0.96)%             1.52%              (0.97)%        118.88%
  2001 1      (27.04)%          76,331        1.50%        (0.63)%             1.50%              (0.63)%        143.04%
  2000 1       99.74%           75,225        1.50%        (0.93)%             1.55%              (0.98)%        240.55%
  1999 1      (14.52)%          48,029        1.50%        (0.97)%             1.54%              (1.01)%        140.89%

  ADVISOR CLASS
  2003 1,14    (8.99)%+     $      509        1.75%*       (1.28)%*            1.87%*             (1.40)%*       113.26%

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2003 1      (50.57)%      $  262,244        1.54%        (1.24)%             1.54%              (1.24)%        261.67%
  2002 1      (24.92)%         581,091        1.39%        (1.17)%             1.39%              (1.19)%        185.33%
  2001 1      (74.20)%         920,965        1.25%        (0.81)%             1.25%              (0.81)%        291.41%
  2000 1      233.99%        3,843,946        1.19%        (0.96)%             1.19%              (0.96)%        362.38%
  1999 1       45.33%          536,405        1.34%        (0.96)%             1.34%              (0.96)%        276.07%

  ADVISOR CLASS
  2003 1      (50.71)%      $    7,285        1.79%        (1.47)%             1.79%              (1.47)%        261.67%
  2002 1      (25.13)%          10,288        1.64%        (1.42)%             1.64%              (1.44)%        185.33%
  2001 1,2    (42.78)%+            172        1.50%*       (0.58)%*            1.50%*             (0.58)%*       291.41%



The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
-------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Period Ended March 31, (unless otherwise noted)





                Net
               Asset                              Realized and              Distributions   Distributions
               Value          Net                  Unrealized       Total      from Net        from                       Reverse
             Beginning    Investment  Redemption     Gains          from      Investment      Capital        Total      Stock Split
             of Period      Income       Fees     on Securities   Operations    Income         Gains     Distributions   (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

  PBHG CLASS
  2003        $10.00        $0.38         --**       $0.05        $0.43        $(0.43)          --         $(0.43)          --
  2002 15      10.00         0.20         --**          --         0.20         (0.20)       $(0.04)        (0.24)        $0.04
  2001 8       10.00         0.61       $0.01           --         0.62         (0.62)          --          (0.62)           --
  2000 8       10.00         0.65        0.01           --         0.66         (0.66)          --          (0.66)           --
  1999 8,16    10.00         0.11          --           --         0.11         (0.11)          --          (0.11)           --

  ADVISOR CLASS
  2003 17     $10.00        $0.25          --        $0.01        $0.26        $(0.26)          --         $(0.26)           --

-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2003        $ 1.00        $0.01          --           --        $0.01        $(0.01)          --         $(0.01)           --
  2002          1.00         0.03          --           --         0.03         (0.03)          --          (0.03)           --
  2001          1.00         0.06          --           --         0.06         (0.06)          --          (0.06)           --
  2000          1.00         0.05          --           --         0.05         (0.05)          --          (0.05)           --
  1999          1.00         0.05          --           --         0.05         (0.05)          --          (0.05)           --


                                                                                               Ratio of Net
                                                                                 Ratio          Investment
                                                                              of Expenses      Income (Loss)
                                                                              to Average        to Average
                Net                  Net                    Ratio of Net      Net Assets        Net Assets
               Asset               Assets        Ratio       Investment       (Excluding        (Excluding
               Value                 End      of Expenses      Income           Waivers           Waivers      Portfolio
                End      Total    of Period   to Average     to Average       and Expense       and Expense    Turnover
             of Period  Return      (000)     Net Assets     Net Assets       Reduction)        Reduction)       Rate
--------------------------------------------------------------------------------------------------------------------------
----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

  PBHG CLASS
  2003        $10.00    4.38%    $1,192,971     1.00%          3.65%            1.34%               3.31%        222.67%
  2002 15      10.00    1.98%+      518,004     1.00%*         4.67%*           1.32%*              4.35%*       116.91%+
  2001 8       10.00    6.34%        71,298     1.00%          5.97%            1.62%               5.35%        196.00%
  2000 8       10.00    6.80%        24,065     1.03%          6.53%            1.84%               5.69%         72.00%
  1999 8,16    10.00    1.12%+          867     1.00%*         6.67%*          46.23%*            (38.56)%*      137.00%+

  ADVISOR CLASS
  2003 17     $10.00    2.64%+   $    2,132     1.25%*         3.02%*           1.59%*              2.68%*       222.67%

-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2003        $ 1.00    0.94%    $   94,459     0.75%          0.93%            0.75%               0.93%          n/a
  2002          1.00    2.55%       107,513     0.59%          2.92%            0.59%               2.91%          n/a
  2001          1.00    5.98%       525,463     0.52%          5.78%            0.52%               5.78%          n/a
  2000          1.00    4.81%       579,458     0.69%          4.78%            0.69%               4.78%          n/a
  1999          1.00    4.84%       144,239     0.70%          4.72%            0.70%               4.72%          n/a

  * Annualized
 ** Amount is less than $0.01 per share.
 +  Total return and portfolio turnover have not been annualized.
 1  Per share calculations were performed using average shares for the period.
 2 The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Value Fund Advisor Class, PBHG Small Cap Value Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.
 3 The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.
 4 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
 5  For the year or period ended April 30.
 6  The PBHG Clipper Focus Fund commenced operations on September 10, 1998.
 7 The PBHG Mid-Cap Value Fund Advisor Class commenced operations on October 31, 2001.
 8  For the year or period ended October 31.
 9 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
 10 For the year ended December 31.
 11 On December 14, 2001,  the PBHG REIT Fund acquired the assets of the Heitman
    Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
 12 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
 13 The total returns prior to the  acquisition do not include the sales charge.
    The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
 14 The PBHG Strategic Small Company Fund Advisor Class commenced  operations on
    August 31, 2002.
 15 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
 16 The PBHG IRA Capital  Preservation  Fund commenced  operations on August 31,
    1999.
 17 The PBHG IRA Capital Preservation Fund Advisor Class commenced operations on
    July 31, 2002.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

     PBHG FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                            As of March 31, 2003




1.  ORGANIZATION
PBHG Funds (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware statutory trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. The Fund currently offers nineteen series: the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG New Opportunities Fund (the "New Opportunities Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Clipper Focus Fund (the "Clipper Focus Fund"), the PBHG Focused Value Fund (the "Focused Value Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG Disciplined Equity Fund (the "Disciplined Equity Fund"), the PBHG REIT Fund (the "REIT Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the PBHG IRA Capital Preservation Fund (the "IRA Capital Preservation Fund") and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, Clipper Focus, Focused Value, and Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class. Each Class has authorization to issue an unlimited amount of shares of common stock. Currently, the Advisor Class of shares is only offered by the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT, Strategic Small Company, Technology & Communications and IRA Capital Preservation Funds. The assets of each Portfolio are segregated, and a shareholders interest is limited to the Portfolio in which shares are held.

The Clipper Focus, REIT, IRA Capital Preservation, and Disciplined Equity Funds (each an "Acquiring Fund" and collectively the "Acquiring Funds") have each acquired all of the assets of the Clipper Focus, Heitman Real Estate and IRA Capital Preservation Portfolios of UAM Funds Trust, and the Analytic Enhanced Equity Fund of UAM Funds, Inc. II, respectively (each an "Acquired Fund" and collectively the "Acquired Funds"). Following approval by their respective Boards and shareholders, the tax-free reorganizations for the Clipper Focus and Heitman Real Estate Portfolios took place on December 14, 2001 and the tax-free reorganizations of the Enhanced Equity Fund and the IRA Capital Preservation Portfolio took place on January 11, 2002. All of the shareholders of the Acquired Funds received PBHG Class shares of the respective Acquiring Funds, except that the Advisor Class shareholders of Heitman Real Estate Portfolio received Advisor Class shares of REIT Fund. Each shareholder of an Acquired Fund received a number of shares of the corresponding Acquiring Fund with an aggregate net asset value equal to that of his or her shares of the Acquired Funds. The net assets upon reorganization, and the number of shares issued and redeemed by the corresponding Acquiring Funds, are as follows:

                                             NET ASSETS UPON        ACQUIRING FUND      ACQUIRED FUND
    ACQUIRING FUND                           REORGANIZATION         SHARES ISSUED       SHARES REDEEMED
-------------------------------------------------------------------------------------------------------
PBHG Clipper Focus Fund -
   PBHG Class                                  $323,953,417           22,134,825          22,134,825
PBHG Disciplined Equity Fund -
   PBHG Class                                    95,694,351            9,274,069           9,274,069
PBHG REIT Fund -
   PBHG Class/Institutional Class                60,671,839            7,022,527           7,022,527
   Advisor Class/Advisor Class                   19,046,055            2,212,278           2,212,278
PBHG IRA Capital Preservation Fund -
   PBHG Class                                   190,638,690           19,063,848          19,063,848

The assets of the Acquired Funds prior to the reorganization and the unrealized gain/(loss) included in the net assets were as follows:

                                                                     UNREALIZED
                                                    NET ASSETS      GAIN/(LOSS)
                                                      BEFORE         INCLUDED IN
                                                  REORGANIZATION     NET ASSETS
--------------------------------------------------------------------------------
UAM Funds Trust Clipper Focus Portfolio 1         $323,953,417      $14,367,725
UAM Funds, Inc. II Analytic
   Enhanced Equity Fund 1                           95,694,351          692,256
UAM Funds Trust Heitman Real Estate Portfolio1      79,717,894        3,983,453
UAM Funds Trust IRA Capital
  Preservation Portfolio1 1                         90,638,690         (713,818)

1 DENOTES THE SURVIVING OR CONTINUING PORTFOLIO FOR PURPOSES OF MAINTAINING THE
  FINANCIAL STATEMENTS AND PERFORMANCE HISTORY IN THE POST-REORGANIZATION PORTFOLIOS.


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

WRAPPER AGREEMENTS -- The IRA Capital Preservation Fund has entered into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that are rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a contract that is designed to protect a portion of the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid.

Pursuant to the terms of the Wrapper Agreements, the sub-adviser will manage the Portfolio's securities to have an overall duration between 1.5 and 4.0 years. In addition, the terms of the Wrapper Agreements require the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreements, the Portfolio will pay the Wrapper Providers an annual fee based on the Wrapper Agreements book value balance.

The crediting rate used in computing book value is the actual yield of the covered assets, plus or minus the amortization of realized and unrealized gain or loss on the covered assets, based on fluctuations in the market value of the covered assets. The crediting rate is calculated by a formula specified by each of the Wrapper Agreements and is adjusted monthly or quarterly depending on the contract.

A default by the issuer of a Portfolio security or a Wrapper Provider on its obligations may result in a decrease in the value of the Portfolio assets. Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

Wrapper Agreements will generally be valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and will either be reflected as an asset or liability of the IRA Capital Preservation Fund. The Board of Trustees has determined fair value procedures for the Wrapper Agreements.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolios that are quoted on a national market system are valued at the offi-

            PBHG FUNDS
NOTES TO FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
As of March 31, 2003


cial closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations, including the Wrapper Agreements in the IRA Capital Preservation Fund, are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, IRA Capital Preservation and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the IRA Capital Preservation and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

To maintain a stable NAV, the IRA Capital Preservation Fund declares and pays dividends in amounts that include the investment income earned by its portfolio plus the crediting rate income from the Wrapper Provider. This may cause the Portfolio to make distributions that will be considered return of capital. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Portfolio to maintain a stable net asset value of $10.00 per share, the Portfolio intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10.00 per share.

On December 12, 2001, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on December 12, 2001 in the amount of $0.0186 per share (the short-term capital gain distribution was $0.0178 per share and the long-term capital gain distribution was $0.0008 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99814 in order to restore the Portfolio's net asset value per share to $10.00.

On January 9, 2002, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on January 9, 2002 in the amount of $0.0174 per share (the short-term capital gain distribution was $0.0136 per share and the long-term capital gain distribution was $0.0038 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99826 in order to restore the Portfolio's net asset value per share to $10.00.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolios accrue such taxes when the related income is earned.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The IRA Capital Preservation Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The IRA Capital Preservation Fund may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Disciplined Equity Fund utilizes futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the

     PBHG FUNDS

contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction.

The Disciplined Equity Fund had the following futures contracts open as of March 31, 2003:
                                          CONTRACT                   UNREALIZED
CONTRACT                    NUMBER OF       VALUE                   DEPRECIATION
DESCRIPTION                 CONTRACTS       (000)     EXPIRATION        (000)
--------------------------------------------------------------------------------

S&P 500 Composite Index         16         $3,388       Jun-03          $(77)
S&P 500 Composite Index
   E-Mini                        3            127       Jun-03            (5)
                                                                        ----
                                                                        $(82)
                                                                        ====

DIRECTED BROKERAGE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Directed brokerage arrangements are accounted for as realized gains of the respective portfolio. Under these arrangements, the following Portfolios received cash in the amounts shown below during the year ended March 31, 2003:

Core Growth Fund                          $   17,446
Emerging Growth Fund                          30,002
Growth Fund                                  478,862
Large Cap 20 Fund                             63,302
Large Cap Growth Fund                         52,048
Limited Fund                                   4,246
New Opportunities Fund                         4,379
Select Equity Fund                           208,792
Clipper Focus Fund                           481,460
Focused Value Fund                            23,131
Large Cap Value Fund                         795,932
Mid-Cap Value Fund                           250,224
Small Cap Value Fund                          39,191
REIT Fund                                      7,781
Strategic Small Company Fund                   6,864
Technology & Communications Fund             265,502

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions.

The IRA Capital Preservation Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the year ended March 31, 2003, there were $242,999 in redemption fees retained.

The REIT Fund Statement of Changes in Net Assets, for the three months ended March 31, 2002, has been restated to correct a clerical error made in the preparation of the financial statements relating to return of capital estimates. The effect of this error, which had no impact on net assets, net increase (decrease) in net assets resulting from operations, financial highlight information, performance or tax reporting is summarized below:

                                      AS RESTATED    AS ORIGINALLY REPORTED
                                      -----------    ----------------------
Net Investment Income (Loss)             $  872              $1,071

Net Realized Gain (Loss) from Security
Transactions and Futures                  1,402               1,608

Net Change in Unrealized Appreciation
(Depreciation) on Investments,
Futures, Foreign Currency
Transactions, and Wrapper Agreements      6,242               5,837
                                         ------              ------
Net Increase (Decrease) in
Net Assets Resulting from Operations      8,516              $8,516
                                         ======              ======

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser"), an indirect, wholly-owned subsidiary of Old Mutual plc, are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into separate expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the Core Growth, Large Cap 20, Limited, New Opportunities, Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value, Disciplined Equity, REIT, Strategic Small Company and IRA Capital Preservation Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as fees and expenses incurred under the Rule 12b-1 service plan and extraordinary expenses.

With respect to the Clipper Focus, Disciplined Equity, REIT and IRA Capital Preservation Funds, the Adviser may seek reimbursement by those Portfolios for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. With respect to the other Portfolios, the Adviser may seek reimbursement for advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during the previous two fiscal years. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentage described above. With respect to all Portfolios, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.

At March 31, 2003, pursuant to the above, the amount the Advisor may seek reimbursement of previously waived and reimbursed fees for the Core Growth, Limited, New Opportunities, Clipper Focus, Small Cap Value, Strategic Small Company, and IRA Capital Preservation Funds was $56,518, $13,008, $4,667, $85,592, 138,508, $43,417, and $1,713,958, respectively. At this time the Core
Growth, Limited, New Opportunities, and Strategic Small Company Funds assets are less than $75 million.

The advisory fee and expense limitations are as follows:

                                                       EXPENSE        EXPENSE
                                                     LIMITATION     LIMITATION
                                        ADVISORY        PBHG          ADVISOR
                                           FEE          CLASS          CLASS
--------------------------------------------------------------------------------
Core Growth Fund                          0.85%         1.50%          1.75%**
Emerging Growth Fund                      0.85%          n/a            n/a
Growth Fund                               0.85%          n/a            n/a
Large Cap 20 Fund                         0.85%         1.50%          1.75%
Large Cap Growth Fund                     0.75%          n/a            n/a
Limited Fund                              1.00%         1.50%           n/a
New Opportunities Fund                    1.00%         1.50%           n/a
Select Equity Fund                        0.85%          n/a            n/a
Clipper Focus Fund                        1.00%         1.50%          1.75%**
Focused Value Fund                        0.85%         1.50%          1.75%**
Large Cap Value Fund                      0.65%         1.50%          1.75%
Mid-Cap Value Fund                        0.85%         1.50%          1.75%
Small Cap Value Fund                      1.00%         1.50%          1.75%
Disciplined Equity Fund                   0.70%         1.50%          1.75%**
REIT Fund                                 0.85%         1.50%          1.75%
Strategic Small Company Fund              1.00%         1.50%          1.75%
Technology & Communications Fund          0.85%          n/a            n/a
IRA Capital Preservation Fund             0.60%         1.25%*         1.50%*
Cash Reserves Fund                        0.30%          n/a            n/a**

 * Effective September 26, 2002 the Adviser agreed to voluntarily waive advisory fees to reduce the expense limitation to 1.00% and 1.25% for the PBHG Class and Advisor Class, respectively.

 ** This Fund has no Advisor Class shares outstanding as of March 31, 2003.

The Adviser is entitled to receive the advisory fee disclosed in the above table, however the Adviser contractually agreed to, and did, waive a portion of its fee and received a lower management fee for the Clipper Focus, Disciplined

            PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2003



Equity, REIT and IRA Capital Preservation Funds until September 25, 2002. Effective September 26, 2002, the Adviser began receiving the full fee noted in the table above for these Portfolios. In addition, the expense limitations set forth for the Clipper Focus, Disciplined Equity, REIT, and IRA Capital Preservation Funds became effective September 26, 2002. Prior to that date, a lower expense limitation was in effect.

Prior to May 1, 2002, Pilgrim Baxter Value Investors, Inc. ("PBVI"), a wholly-owned subsidiary of the Adviser served as the sub-adviser to the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, PBVI received a fee from the Adviser at an annual rate of 0.50%, 0.50%, 0.50%, 0.40% and 0.50%, respectively, of the average daily net assets of the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds. PBVI received no fees directly from the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value or the Strategic Small Company Funds. On May 1, 2002, PBVI was merged into the Adviser. The merger had no impact on the management of the Funds.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

Pacific Financial Research, Inc. ("PFR"), an indirect wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Clipper Focus Fund. For its services provided pursuant to the sub-advisory agreement, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

Analytic Investors, Inc. ("Analytic"), an indirect wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Disciplined Equity Fund. For the services it provides pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Analytic received from the Adviser a sub-advisory fee equal to 0.60% of the assets transferred to the Disciplined Equity Fund in connection with the reorganization and 0.30% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Analytic receives no fees directly from the Disciplined Equity Fund.

Heitman Real Estate Securities LLC ("Heitman"), an indirect wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the REIT Fund. For the services it provides pursuant to the sub-advisory agreement, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Heitman received from the Adviser a sub-advisory fee equal to 0.75% of the first $100 million of the assets transferred to the REIT Fund in connection with the reorganization, 0.65% of the assets transferred to the REIT Fund in excess of $100 million and 0.37% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Heitman receives no fees directly from the REIT Fund.

Dwight Asset Management Company ("Dwight"), an indirect wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the IRA Capital Preservation Fund. For the services it provides pursuant to the sub-advisory agreement, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Dwight received from the Adviser a sub-advisory fee equal to 0.50% of the assets transferred to the IRA Capital Preservation Fund in connection with the reorganization and 0.25% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Dwight receives no fees directly from the IRA Capital Preservation Fund.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Global Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

SEI Investments has agreed to act as an agent in placing repurchase agreements for all Portfolios, except the Cash Reserves Fund. Listed below are the amounts SEI Investments earned for its services from each Portfolio, excluding the Cash Reserves Fund, for the year ended March 31, 2003, and are reflected as a reduction of interest income.

Core Growth Fund                                  $  1,290
Emerging Growth Fund                                 6,803
Growth Fund                                         62,343
Large Cap 20 Fund                                   13,028
Large Cap Growth Fund                                6,010
Limited Fund                                         1,933
New Opportunities Fund                               2,486
Select Equity Fund                                  15,561
Clipper Focus Fund                                  13,101
Focused Value Fund                                     635
Large Cap Value Fund                                 5,899
Mid-Cap Value Fund                                   7,584
Small Cap Value Fund                                 2,447
Disciplined Equity Fund                                420
REIT Fund                                              772
Strategic Small Company Fund                         2,105
Technology & Communications Fund                     7,708
IRA Capital Preservation Fund                       77,664

The Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment of a service fee by the Fund of 0.25% of the average daily net assets of the Advisor Class shares to the Distributor for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the

     PBHG FUNDS



maintenance of those accounts. Currently, only the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT, Strategic Small Company, Technology & Communications and IRA Capital Preservation Funds offer Advisor Class Shares. Of the service fees the Distributor received for the year ended March 31, 2003, it retained $0, $149, $82, $131, $143, $121, $7,613,
$151, $130, and $169 from the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT, Strategic Small Company, Technology & Communications and IRA Capital Preservation Funds, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. Wachovia Bank, National Association ("Wachovia"), formerly known as First Union National Bank, serves as the custodian for each of the Portfolios.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with PBHG Shareholder Services, Inc. ("PBHGSS"), its wholly-owned subsidiary, to assist in the provision of those services. PBHGSS received no fees directly from the Portfolios. The shareholder service fees are reviewed semi-annually and approved annually by the Board of Trustees.

Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the year ended March 31, 2003 were:

                                              AMOUNT
                                              ------
Core Growth Fund                           $  94,092
Emerging Growth Fund                         302,244
Growth Fund                                  999,143
Large Cap 20 Fund                            308,775
Large Cap Growth Fund                        154,019
Limited Fund                                  46,861
New Opportunities Fund                        29,559
Select Equity Fund                           428,118
Clipper Focus Fund                           102,419
Focused Value Fund                            26,741
Large Cap Value Fund                         122,969
Mid-Cap Value Fund                           140,666
Small Cap Value Fund                          65,369
Disciplined Equity Fund                       17,205
REIT Fund                                     26,725
Strategic Small Company  Fund                 48,438
Technology & Communications Fund             749,374
IRA Capital Preservation Fund                 22,149
Cash Reserves Fund                           108,972

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. For its services over the year ended March 31, 2003, PBHG Fund Services received a fee of $427,808, which was allocated to each fund quarterly based on average net assets. The fee is reviewed semi-annually and approved annually by the Board of Trustees.

Officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the year ended March 31, 2003 were as follows:



                                    PURCHASES (000)       SALES (000)
                                    ---------------      ------------
Core Growth Fund                    $    91,710          $  102,866
Emerging Growth Fund                    534,356             550,064
Growth Fund                           2,229,246           2,591,295
Large Cap 20 Fund                       338,937             369,426
Large Cap Growth Fund                   233,867             256,803
Limited Fund                            102,893             107,821
New Opportunities Fund                   92,446             100,812
Select Equity Fund                      969,054           1,011,305
Clipper Focus Fund                      542,135             305,353
Focused Value Fund                       77,266              77,974
Large Cap Value Fund                  1,527,471           1,614,960
Mid-Cap Value Fund                      657,065             708,933
Small Cap Value Fund                    186,791             275,026
Disciplined Equity Fund                 142,716             163,589
REIT Fund                               103,682             101,636
Strategic Small Company Fund             77,749              72,308
Technology & Communications Fund        837,219             862,236
IRA Capital Preservation Fund           844,898             307,689

During the period ended March 31, 2003, the IRA Capital Preservation Fund purchased U.S. Government Securities of $1,686,038,127 and received proceeds from the sale of U.S. Government Securities of $1,540,460,846.

5.  FEDERAL TAX INFORMATION
Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2003, primarily attributable to certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                                   INCREASE/         INCREASE/
                                                  (DECREASE)         (DECREASE)
                                                  ACCUMULATED      UNDISTRIBUTED
                                DECREASE          NET REALIZED    NET INVESTMENT
                             PAID IN-CAPITAL         GAIN             INCOME
                                  (000)              (000)             (000)
                             ---------------      ------------    --------------
Core Growth Fund               $     (457)          $    --        $     457
Emerging Growth Fund               (3,640)               --            3,640
Growth Fund                       (16,183)               --           16,183
Large Cap 20 Fund                  (1,775)               --            1,775
Large Cap Growth Fund              (1,311)               --            1,311
Limited Fund                         (641)               --              641
New Opportunities Fund               (315)               --              315
Select Equity Fund                 (2,864)               --            2,864
Clipper Focus Fund                   --                 613             (613)
Focused Value Fund                    (65)               --               65
Large Cap Value Fund                  (37)               --               37
Mid-Cap Value Fund                 (1,206)               74            1,132
Small Cap Value Fund               (1,376)                5            1,371
REIT Fund*                           (301)             (429)             730
Strategic Small Company Fund         (738)                1              737
Technology &
   Communications Fund            (88,712)**         83,734            4,978**
IRA Capital Preservation Fund          --            (6,230)           6,230

These reclassifications had no effect on net assets or net asset value per share.
* Information reflects fund activity based on the fund's 12/31/02 tax reporting year.
**Includes approximately $350,000 from the PBHG Global Technology &
  Communications reorganization.

            PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2003




The tax character of dividends and distributions paid during the years ended March 31, 2003 and 2002 were as follows:

                                       ORDINARY             LONG-TERM               RETURN OF
                                        INCOME            CAPITAL GAIN               CAPITAL                TOTAL
                                         (000)                (000)                   (000)                 (000)
                                        -------            -----------              --------                -----
Limited Fund
     2003                             $     --            $      --                   $ --             $      --
     2002                                   --                1,125                     --                 1,125
Clipper Focus Fund
     2003                               13,266                4,010                     --                17,276
     2002                               29,150               10,608                     --                39,758
Focused Value Fund
     2003                                   --                   --                     --                    --
     2002                                  391                   --                     --                   391
Large Cap Value Fund
     2003                                4,660                   --                     --                 4,660
     2002                                  998                   --                     --                   998
Disciplined Equity Fund
     2003                                  524                   --                     --                   524
     2002                                   16                   --                     --                    16
REIT Fund
     2003                                7,207                2,803                    264                10,274
     2002                                  867                   --                     --                   867
IRA Capital Preservation Fund
     2003                               37,065                  677                     --                37,742
     2002                                5,158                   88                    196                 5,442
Cash Reserves Fund
     2003                                  983                   --                     --                   983
     2002                               12,919                   --                     --                12,919


The following funds paid no distributions during the fiscal years ended 2003 and 2002, respectively: Core Growth, Emerging Growth, Growth, Large Cap 20, Large Cap Growth, New Opportunities, Select Equity, Mid-Cap Value, Small Cap Value, Strategic Small Company, and Technology & Communications Funds.

As of March 31, 2003, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                                   UNDISTRIBUTED
                                   UNDISTRIBUTED     LONG-TERM         CAPITAL           POST        UNREALIZED       OTHER
                                     ORDINARY      CAPITAL GAIN/        LOSS            OCTOBER     APPRECIATION/   TEMPORARY
                                   INCOME/(LOSS)       (LOSS)       CARRYFORWARDS       LOSSES     (DEPRECIATION)   DIFFERENCES
                                       (000)            (000)           (000)            (000)          (000)          (000)
                                    -----------     ------------    -------------      --------     ------------    -----------
Core Growth Fund                   $     --           $   --        $     (77,693)   $    (1,731)    $    3,506      $   --
Emerging Growth Fund                     --               --             (392,573)       (19,137)         3,750          --
Growth Fund                              --               --           (1,684,968)       (78,547)       102,861          --
Large Cap 20 Fund                        --               --             (369,735)       (16,727)         5,398          --
Large Cap Growth Fund                    --               --             (198,624)       (10,244)         8,467          --
Limited Fund                             --               --              (22,380)          (106)         1,268          --
New Opportunities Fund                   --               --              (30,920)          (931)         2,059          --
Select Equity Fund                       --               --           (1,230,842)       (18,022)        16,481          --
Clipper Focus Fund                      281            1,135                   --             --       (165,411)         --
Focused Value Fund                       --               --               (9,026)        (1,793)        (1,970)         --
Large Cap Value Fund                     --               --             (149,528)       (15,431)        (9,752)         --
Mid-Cap Value Fund                       --               --              (40,300)       (17,024)       (15,064)         --
Small Cap Value Fund                     --               --              (51,678)        (9,303)        (4,408)         --
Disciplined Equity Fund                  72               --              (31,921)        (4,668)        (3,417)         --
REIT Fund *                              --               --                   --         (1,294)        (3,829)        (42)
Strategic Small Company Fund             --               --              (27,014)        (4,411)          (113)         --
Technology & Communications Fund         --               --           (2,497,210)       (34,012)        (8,267)        (11)
IRA Capital Preservation Fund         2,969               --                   --           (215)        (3,499)         43
Cash Reserves Fund                       --               --                   (9)            --             --          --

*Information reflects fund activity based on the fund's 12/31/02 tax reporting year.

     PBHG FUNDS



Post-October losses represent losses realized on investment transactions from November 1, 2002 through March 31, 2003 that, in accordance with Federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates
(000):

                                                                         EXPIRING MARCH 31,
                                            -------------------------------------------------------------------------------------
                                              2006          2007          2008           2009           2010            2011
                                            ---------    ----------    ---------     ------------     ------------    -----------
Core Growth Fund                               --             --           --        $   2,944        $    65,057     $    9,692
Emerging Fund                                  --             --           --               --            271,959        120,614
Growth Fund                                    --             --           --               --          1,372,228        312,740
Large Cap 20 Fund                              --             --           --               --            264,338        105,397
Large Cap Growth Fund                          --             --           --           10,836            114,492         73,296
Limited Fund                                   --             --           --               --              7,211         15,169
New Opportunities Fund                         --             --           --              137             23,073          7,710
Select Equity Fund                             --             --           --          226,961            877,966        125,915
Focused Value Fund                             --             --           --               --              3,069          5,957
Large Cap Value Fund                           --             --           --               --             50,032         99,496
Mid-Cap Value Fund                             --             --           --               --             10,427         29,873
Small Cap Value Fund                           --             --           --               --              4,539         47,139
Disciplined Equity Fund                    $2,263         $9,344         $282               --                 87         19,945
Strategic Small Company Fund                                                                               10,148         16,866
Technology & Communications Fund               --             --           --          117,211          1,954,050        425,949
Cash Reserves Fund                             --             --            4               --                  5             --

As of March 7, 2003, the PBHG Technology & Communications Fund charged paid in capital $83,734,300 and credited accumulated net realized loss $83,734,300. Due to the PBHG Global Technology & Communications Fund merger with the PBHG Technology & Communications Fund (Note 8), Internal Revenue Code ss. 382 limits the amount of the annual capital loss carryover available for use and also requires the Fund to permanently forfeit $83,734,300 in capital loss carryovers from prior years. The PBHG Technology & Communications Fund had capital loss carryovers of $2,497,210,196 which may be applied against any realized net taxable gains until the expiration date (see previous schedule for breakdown). The PBHG Technology & Communications Fund did not utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions.

At March 31, 2003, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at March 31, 2003 were as follows:
                                                                      NET
                                                                  UNREALIZED
                           FEDERAL    UNREALIZED    UNREALIZED   APPRECIATION/
                           TAX COST  APPRECIATION  DEPRECIATION  (DEPRECIATION)
                             (000)       (000)         (000)        (000)
                           --------    --------      --------      --------
Core Growth Fund         $   28,695     $ 3,713       $  (207)     $  3,506
Emerging Growth Fund        197,035      19,984       (16,234)        3,750
Growth Fund               1,038,471     137,394       (34,533)      102,861
Large Cap 20 Fund           208,473      15,371        (9,973)        5,398
Large Cap Growth Fund       164,644      16,976        (8,509)        8,467
Limited Fund                 35,247       4,018        (2,750)        1,268
New Opportunities Fund       24,756       2,760          (701)        2,059
Select Equity Fund          207,821      23,252        (6,771)       16,481
Clipper Focus Fund          808,819      15,140      (180,551)     (165,411)
Focused Value Fund           25,658         662        (2,632)       (1,970)
Large Cap Value Fund        294,485       5,486       (15,238)       (9,752)
Mid-Cap Value Fund          312,448      15,354       (30,418)      (15,064)
Small Cap Value Fund        108,088       8,593       (13,001)       (4,408)
Disciplined Equity Fund      57,462       1,887        (5,304)       (3,417)
REIT Fund                    86,631       5,154        (5,893)         (739)
Strategic Small
   Company Fund              59,222       7,329        (7,442)         (113)
Technology &
   Communications Fund      276,017      13,667       (21,934)       (8,267)
IRA Capital Preservation
   Fund                   1,408,252      18,765        (7,174)       11,591

6.  CONCENTRATIONS/RISKS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer cyclical, consumer non-cyclical, services and financial. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector.
In addition, the REIT and Technology & Communications Funds are concentrated which means they will invest 25% or more of their net assets in specific industries.

7.  LINE OF CREDIT

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow an amount up to its prospectus defined limitations, from a $250 million committed line of credit available to the Funds in the PBHG Fund Family.
Prior to June 5, 2002 the line of credit available to the Funds was $500 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Fund is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG FundFamily. The Portfolios had no outstanding borrowings at March 31, 2003 or at any time during the year ended March 31, 2003.

            PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
--------------------------------------------------------------------------------
As of March 31, 2003



8.  FUND REORGANIZATIONS

On December 6, 2002, the assets of the PBHG Special Equity Fund were reorganized into the Nuveen NWQ Multi-Cap Value Fund. Under the Agreement and Plan of Reorganization, 1,906,005.593 shares of the PBHG Special Equity Fund were exchanged for 1,906,005.593 Class R shares of the Nuveen NWQ Multi-Cap Value Fund in a tax-free exchange.

On March 7, 2003, the assets of the PBHG Global Technology & Communications Fund were reorganized into the PBHG Technology & Communications Fund. Under the Agreement and Plan of Reorganization, 8,267,235.999 shares of the PBHG Global Technology & Communications Fund were exchanged for 2,216,327.679 shares of the PBHG Technology & Communications Fund in a tax-free exchange.

The value of the PBHG Global Technology & Communications Fund on March 7, 2003 was $15,955,123, which included $1,065,107 in unrealized losses. Upon the business combination of such Funds on March 7, 2003, the value of the PBHG Global Technology & Communications Fund, which included net investment loss of $361,096, accumulated realized losses of $89,278,161 and unrealized losses of $1,065,107, combined with the PBHG Technology & Communications Fund was $256,108,689.

9.  SUBSEQUENT EVENTS

Effective April 1, 2003 the Focused Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Select Equity Fund and Small Cap Value Fund changed their names to the PBHG Focused Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Select Growth Fund and PBHG Small Cap Fund, respectively. Prior to April 1, 2003, the Focused Value Fund primarily invested in certain small, medium and large cap value companies. Effective April 1, 2003, the Focused Value Fund's focus is primarily on certain small, medium and large cap value companies that may also exhibit certain growth characteristics. Prior to April 1, 2003, the Large Cap Value Fund primarily invested in certain large cap value companies. Effective April 1, 2003, the Large Cap Value Fund's focus is primarily on certain large cap value companies that may also exhibit certain growth characteristics. Prior to April 1, 2003, the Mid-Cap Value Fund primarily invested in certain medium cap value companies. Effective April 1, 2003, the Mid-Cap Value Fund's focus is primarily on certain medium cap value companies that may also exhibit certain growth characteristics. Prior to April 1, 2003, the Small Cap Value Fund primarily invested in certain small cap value companies. Effective April 1, 2003, the Small Cap Value Fund's focus is primarily on certain small cap value companies that may also exhibit certain growth characteristics. The Focused Value, Large Cap Value, Mid-Cap Value, Select Equity, and Small Cap Value Fund's performance prior to April 1, 2003 may not be indicative of future performance.

Prior to April 1, 2003 the Strategic Small Company Fund's focus is primarily in growth and value securities, such as common stocks, of small sized companies. Effective April 1, 2003 the Strategic Small Company Fund's focus is primarily in equity securities, such as common stocks, of small sized companies.

The Board of Trustees of PBHG Funds has called a special meeting of PHBG Core Growth Fund shareholders to be held on June 19, 2003 to approve a proposal to reorganize the PBHG Core Growth Fund into the PBHG Growth Fund. If approved, the transaction will be completed at the close of business on or about June 20, 2003.

The Board of Trustees of PBHG Funds has called a special meeting of PHBG Limited Fund shareholders to be held on June 19, 2003 to approve a proposal to reorganize the PBHG Limited Fund into the PBHG Emerging Growth Fund. If approved, the transaction will be completed at the close of business on or about June 20, 2003.

The Board of Trustees of PBHG Funds has called a special meeting of PBHG New Opportunities Fund shareholders to be held on June 19, 2003 to approve a proposal to reorganize the PBHG New Opportunities Fund into the PBHG Emerging Growth Fund. If approved, the transaction will be completed at the close of business on or about June 20, 2003.

     PBHG FUNDS

                                               PBHG DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------


AVERAGE
-------
The LIPPER LARGE-CAP CORE FUNDS AVERAGE represents the average performance of 1,052 mutual funds classified by Lipper, Inc. in the Large-Cap Core category. The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents the average performance of 688 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. The LIPPER LARGE-CAP VALUE FUNDS AVERAGE represents the average performance of 421 mutual funds classified by Lipper, Inc. in the Large-Cap Value category.
The LIPPER MID-CAP CORE FUNDS AVERAGE represents the average performance of 305 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.
The LIPPER MID-CAP GROWTH FUNDS AVERAGE represents the average performance of 532 mutual funds classified by Lipper, Inc. In the Mid-Cap Growth category.
The LIPPER MONEY MARKET FUNDS AVERAGE represents the average performance of 405 mutual funds classified by Lipper, Inc. in the Money Market category.
The LIPPER MULTI-CAP CORE FUNDS AVERAGE represents the average performance of 553 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category.
The LIPPER MULTI-CAP GROWTH FUNDS AVERAGE represents the average performance of 440 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. The LIPPER MULTI-CAP VALUE FUNDS AVERAGE represents the average performance of 525 mutual funds classified by Lipper, Inc. in the Multi-Cap Value category.
The LIPPER REAL ESTATE FUNDS AVERAGE represents the average performance of 169 mutual funds classified by Lipper, Inc. in the Real Estate category.
The LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE represents the average performance of 360 mutual funds classified by Lipper, Inc. in the Science & Technology category.
The LIPPER SMALL-CAP CORE FUNDS AVERAGE represents the average performance of 469 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.
The LIPPER SMALL-CAP GROWTH FUNDS AVERAGE represents the average performance of 473 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.
The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDICES
-------
The PSE TECHNOLOGY INDEX(R) is a price-weighted index of the top 100 U.S. technology stocks.
The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) IndeX with higher price-to-book ratios and higher forecasted growth values.
The RUSSELL 2000(R) GROWTH INDEX is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than- average growth orientation.
The RUSSELL 2000(R) INDEX is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index.
The RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values.
The RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with a higher price-to-book ratio and higher forecasted growth values.
The RYAN 5-YEAR GIC MASTER INDEX is an unmanaged index with an arithmetic mean or market rates of $1 million GIC contracts held for five years.
The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The S&P MIDCAP 400/BARRA VALUE INDEX is an unmanaged capitalization-weighted index that consists of those securities in the S&P MidCap 400 Index with lower price-to-book ratios.
The S&P MIDCAP 400 INDEX is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.
The WILSHIRE REAL ESTATE SECURITIES INDEX is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships.

The Indices/Averages are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices/Averages assume reinvestment of capital gains and income dividends but assume no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices/Averages is not possible.

            PBHG FUNDS

NOTICE TO SHAREHOLDERS (unaudited)
--------------------------------------------------------------------------------

For shareholders that do not have a March 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2003 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2003, each portfolio is designating the following items with regard to distributions paid during the year.

                                     Long Term    Qualified
                                    (20% Rate)      5-Year       Ordinary                                               Foreign
                                   Capital Gain      Gain         Income     Tax-Exempt      Total      Qualifying        Tax
Fund                               Distribution  Distribution  Distributions  Interest   Distributions   Dividends (1)  Credit (2)
----------------------------------------------------------------------------------------------------------------------------------

 Core Growth Fund                         0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Emerging Growth Fund                     0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Growth Fund                              0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Large Cap 20 Fund                        0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Large Cap Growth Fund                    0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Limited Fund                             0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 New Opportunities Fund                   0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Select Equity Fund                       0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Clipper Focus Fund                      23.21%       0.00%        76.79%        0.00%       100.00%        90.64%        0.00%
 Focused Value Fund                       0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Large Cap Value Fund                     0.00%       0.00%       100.00%        0.00%       100.00%       100.00%        0.00%
 Mid-Cap Value Fund                       0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Small Cap Value Fund                     0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Disciplined Equity Fund                  0.00%       0.00%       100.00%        0.00%       100.00%        66.13%        0.00%
 REIT Fund (3)                           27.03%       0.00%        72.97%        0.00%       100.00%        76.58%        0.00%
 Strategic Small Company Fund             0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Technology & Communications Fund         0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 IRA Capital Preservation Fund            1.89%       0.00%        98.11%        0.00%       100.00%         0.00%        0.00%
 Cash Reserves Fund                       0.00%       0.00%       100.00%        0.00%       100.00%         0.00%        0.00%
==================================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The foreign tax credit represents dividends which qualify for the foreign tax credit and is as a percentage of "Ordinary Income Distributions".

(3) Information reflects fund activity based on the fund's 12/31/02 tax reporting year.

     PBHG FUNDS

                                                SHAREHOLDER MEETINGS (unaudited)
--------------------------------------------------------------------------------


A special meeting of the shareholders of the PBHG Special Equity Fund was held on December 5, 2002 to vote on the following matter:



                                                                                           TOTAL
                                                FOR         AGAINST       ABSTAIN   SHARES OUTSTANDING
                                                ---         -------       -------   ------------------
To approve the Sub-Advisory Agreement
to allow NWQ Investment Management
Company to continue to serve as sub-
adviser to PBHG Special Equity Fund          1,213,308       1,319         5,700         1,876,241



                                                                                           TOTAL
                                                FOR         AGAINST       ABSTAIN   SHARES OUTSTANDING
                                                ---         -------       -------   ------------------
To approve the Agreement and Plan of
Reorganization for the PBHG Special Equity
Fund into the Nuveen NWQ Multi-Cap Value
Fund in the Nuveen Investment Trust           1,146,077     130,883        4,546         1,876,241



A special meeting of the shareholders of the PBHG Global Technology &
Communications Fund was held on March 6, 2003 to vote on the folowing matter:



                                                                                           TOTAL
                                                FOR         AGAINST       ABSTAIN   SHARES OUTSTANDING
                                                ---         -------       -------   ------------------
To approve the Agreement and Plan of
Reorganization for the PBHG Global
Technology & Communications Fund
into the PBHG Technology &
Communications Fund                           3,304,912     353,534       122,354        8,634,668


            PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST  (unaudited)
--------------------------------------------------------------------------------
As of May 1, 2003


------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                TERM OF                                      NUMBER OF         OTHER
                             POSITION          OFFICE AND                                  PORTFOLIOS IN   DIRECTORSHIPS
                             HELD WITH         LENGTH OF       PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN      HELD
 NAME, ADDRESS, AND AGE      THE FUND         TIME SERVED        DURING PAST 5 YEARS        BY TRUSTEE      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson         Trustee           Trustee         Chief Financial Officer,         29         Director,
 1550 Liberty Ridge Drive                      since           The Triumph Group, Inc.                     The Triumph Group,
 Suite 100                                     1997            (manufacturing) since 1992.                 Inc. since 1992
 Wayne, PA 19085                                                                                           Trustee, PBHG
 (58)                                                                                                      Insurance Series
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards           Trustee           Trustee        Consultant, Syrus Associates      29         Trustee, Provident
 76 Seaview Drive                              since          (business and marketing                      Investment Counsel Trust
 Santa Barbara,                                1997           consulting firm) since 1986.                 (investment company-13
 California 93108                                                                                          Portfolios) since 1993.
 (56)                                                                                                      Trustee, EQ Advisors
                                                                                                           Trust (investment
                                                                                                           company-39 Portfolios)
                                                                                                           since 1997. Trustee,
                                                                                                           PBHG Insurance Series
                                                                                                           Fund, since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller            Trustee           Trustee        Senior Vice President, Cherry &   29         Trustee, PBHG Insurance
 7 Jennifer Drive                              since          Webb, CWT Specialty Stores                   Series Fund, since 1997.
 Holmdel, New Jersey 07733                     1997           1995-2000. Advisor and
 (68)                                                         Secretary, the Underwoman
                                                              Shoppes, Inc. (retail clothing
                                                              stores) 1980-2002. Merchandising
                                                              Group Vice President, R.H. Macy &
                                                              Co. (retail department stores)
                                                              1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
 Harold J. Baxter**          Chairman of       Trustee        Chairman, Chief Executive Officer 29         Director, Old Mutual
 1400 Liberty Ridge Drive    the Board and     since          and Director, Pilgrim Baxter &               (US) Holdings Inc.
 Wayne, PA 19087-5593        Trustee           1997           Associates, Ltd. since 1982.                 since 1996. Trustee,
 (56)                                                         Trustee, PBHG Fund Services                  PBHG Insurance Series
                                                              since May 1996. Chairman, Chief              Fund, since 1997.
                                                              Executive Officer and Director,
                                                              Pilgrim Baxter Value Investors,
                                                              Inc. June 1996 to May 2002.
                                                              Trustee, PBHG Fund Distributors
                                                              since January 1998.  Chairman,
                                                              Director and Chief Executive
                                                              of Pilgrim Baxter Private Equity
                                                              Advisors, since November 2000.
                                                              Director, PBHG Shareholder
                                                              Services, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
**Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS***
------------------------------------------------------------------------------------------------------------------------------------
 Gary L. Pilgrim             President         President      President and Director,
 1400 Liberty Ridge Drive                      since          Pilgrim Baxter & Associates,
 Wayne, PA 19087-5593                          1997           Ltd. since 1982. Trustee,
 (62)                                                         PBHG Fund Services since May 1996.
                                                              President, PBHG Insurance Series
                                                              Fund, since March 1997. President
                                                              and Director, Pilgrim Baxter
                                                              Private Equity Advisor, since
                                                              November 2000. President and
                                                              Director, Pilgrim Baxter Value
                                                              Investors, Inc. June 1996 to
                                                              May 2002. Director, PBHG
                                                              Shareholder Services, Inc. since
                                                              2001.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings             Treasurer,        Treasurer,     Vice President, Pilgrim Baxter &
 1400 Liberty Ridge Drive    Chief Financial   Chief          Associates, Ltd. since 2001 and
 Wayne, PA 19087-5593        Officer,          Financial      Director of Mutual Fund Operations,
 (39)                        Controller        Officer,       Pilgrim Baxter & Associates, Ltd.,
                                               Controller     1996-2001. Treasurer, Chief
                                               since          Financial Officer, Controller,
                                               1997           PBHG Insurance Series Fund, since
                                                              March  1997. President, PBHG
                                                              Shareholder Services, Inc. since
                                                              2001. President, PBHG Fund
                                                              Distributors, 1999-2003. Vice
                                                              President, PBHG Fund Distributors,
                                                              since March 2003 and Treasurer,
                                                              PBHG Fund Services, May 1996-1999.
                                                              President, PBHG Fund Services
                                                              since December 1998.


     PBHG FUNDS


----------------------------------------------------------------------------------------------------------------
OFFICERS*** (CONCLUDED)
----------------------------------------------------------------------------------------------------------------
                                                TERM OF
                             POSITION          OFFICE AND
                             HELD WITH         LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE      THE FUND         TIME SERVED            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
John M. Zerr                 Vice President    Vice           Senior Vice President, Pilgrim Baxter
1400 Liberty Ridge Drive     and Secretary     President      & Associates, Ltd. since 2001 and General
Wayne, PA 19087-5593                           and            Counsel and Secretary,  Pilgrim Baxter &
(41)                                           Secretary      Associates, Ltd. since November 1996.
                                               since          Vice President and Secretary, PBHG Insurance
                                               1997           Series Fund, since March 1997. General
                                                              Counsel and Secretary, Pilgrim Baxter Value
                                                              Investors, Inc. November 1996 to May 2002.
                                                              General Counsel and Secretary PBHG Shareholder
                                                              Services, since 2001. General Counsel and
                                                              Secretary, PBHG Fund Services since January
                                                              1998. General Counsel and Secretary,
                                                              PBHG Fund Distributors since January 1998.
----------------------------------------------------------------------------------------------------------------
Robert E. Putney, III        Vice President    Vice           Vice President, Senior Legal Counsel and
1400 Liberty Ridge Drive     and Assistant     President      Assistant Secretary, Pilgrim Baxter &
Wayne, PA 19087-5593         Secretary         and            Associates, Ltd., PBHG Fund Distributors,
(42)                                           Assistant      PBHG Fund Services, since December 2001.
                                               Secretary      Director and Senior Counsel, Merrill Lynch
                                               since          Investment Managers, L.P. and Princeton
                                               2002           Administrators, L.P. until 2001. Secretary of
                                                              various Merrill Lynch and Mercury open-end
                                                              funds, as well as Somerset Exchange Fund and
                                                              The Europe Fund, Inc., until 2001.
----------------------------------------------------------------------------------------------------------------
Brian C. Dillon              Vice President    Vice           Chief Compliance Officer, Pilgrim Baxter &
1400 Liberty Ridge Drive                       President      Associates, Ltd., PBHG Fund Services,
Wayne, PA 19087-5593                           since          Pilgrim Baxter Private Equity Advisor,
(39)                                           2001           PBHG Insurance Series  Fund, PBHG Shareholder
                                                              Services and PBHG Fund Distributors since
                                                              April 2001 and Pilgrim Baxter Value
                                                              Investors, Inc., April 2001 to May 2002.
                                                              Vice President and Senior Compliance Officer,
                                                              Delaware Investments, 1995-2001.
----------------------------------------------------------------------------------------------------------------
Stephen F. Panner            Assistant         Assistant      Fund Administration Manager, Pilgrim Baxter &
1400 Liberty Ridge Drive     Treasurer         Treasurer      Associates,  Ltd. since February 2000. Assistant
Wayne, PA 19087-5593                           since          Treasurer, PBHG Insurance Series Fund, since
(32)                                           2000           2000. Fund Accounting Manager, SEI Investments
                                                              Mutual Funds Services, 1997-2000.
----------------------------------------------------------------------------------------------------------------
William P. Schanne           Assistant         Assistant      Fund Administration Associate, Pilgrim Baxter &
1400 Liberty Ridge Drive     Treasurer         Treasurer      Associates, Ltd. since August 2001. Assistant
Wayne, PA 19087-5593                           since          Treasurer, PBHG Insurance Series Fund, since
(30)                                           2001           2001. Fund Accounting Supervisor, PFPC, Inc.,
                                                              1999-2001. Fund Accountant,  PFPC, Inc.,
                                                              1998-1999. Annuity Loan Officer and Fund Auditor,
                                                              Carpenters Health and Welfare of Philadelphia,
                                                              1996-1998.
----------------------------------------------------------------------------------------------------------------
John C. Munch                Vice President    Vice           Vice President and Assistant Secretary of
One Freedom Valley Drive     and Assistant     President      SEI Investments Global Funds Services and SEI
Oaks, PA 19456               Secretary         and            Investments Distribution Co. since November 2001.
(31)                                           Assistant      Vice President and Assistant Secretary,
                                               Secretary      PBHG Insurance Series Fund, since 2002.
                                               since 2002     Associate, Howard, Rice, Nemorvoski, Canady,
                                                              Falk & Rabkin (law firm), 1998-2001. Associate,
                                                              Seward & Kissel LLP (law firm), 1996-1998.
----------------------------------------------------------------------------------------------------------------
Timothy D. Barto             Vice President    Vice           Vice President and Assistant Secretary of SEI
One Freedom Valley Road      and Assistant     President      Investments  Co. and Vice President and
Oaks, PA 19456               Secretary         and            Assistant Secretary of SEI Investments Global
(34)                                           Assistant      Funds Services and SEI Investments Distribution
                                               Secretary       Co. since November 1999. Vice President and
                                               since 1999     Assistant Secretary, PBHG Insurance Series Funds,
                                                              since 1999. Associate, Dechert Price & Rhoads
                                                              (law firm) 1997-1999.
----------------------------------------------------------------------------------------------------------------

***Officer of the Trust until such time as his or her successor is duly elected and qualified.

            PBHG FUNDS

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                                       126

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                                       127

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                                       128

                                  [BLANK PAGE]

PBHG (R)
FUNDS
[Logo Omitted]

P.O. BOX 219534
KANSAS CITY, MO 64121-9534

INVESTMENT ADVISER:
PILGRIM BAXTER &ASSOCIATES, LTD.

DISTRIBUTOR:
PBHGFUND DISTRIBUTORS

                                 1.800.433.0051
                                WWW.PBHGFUNDS.COM

This annual report is for the information of PBHG Funds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Funds and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of March 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that securities sold have not been repurchased. Additionally, it is noted that the securities purchased do not represent the Fund's entire portfolio and in the aggregate may represent a small percentage of a Fund's portfolio.


                                                                 PBHG-ANNUAL2003
                                                                          03-217

Item 2.     Code of Ethics.

Not applicable at this time.

Item 3.     Audit Committee Financial Expert.

Not applicable at this time.

Item 4.     Principal Accountant Fees and Services

Not applicable at this time.

Items 5-6.  (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Items 8.    (Reserved)

Item 9.     Controls and Procedures.

(a) Not applicable at this time.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

Items 10.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PBHG Funds


By (Signature and Title)*                 \s\ Gary L. Pilgrim
                                          ------------------------------
                                          Gary L. Pilgrim, President and
                                          Principal Executive Officer

Date  June 5, 2003




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 \s\ Gary L. Pilgrim
                                          -------------------------------------
                                          Gary L. Pilgrim, President and
                                          Principal Executive Officer

Date  June 5, 2003


By (Signature and Title)*                 \s\ Lee T. Cummings
                                          -------------------------------------
                                          Lee T. Cummings, Treasurer and
                                          Principal Financial Officer

Date  June 5, 2003

* Print the name and title of each signing officer under his or her signature.